       As filed with Securities and Exchange Commission on April 23, 2009


                                                     Registration Nos. 333-46401
                                                                       811-03713

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

Registration Statement Under the Securities Act of  1933          [_]
   Pre-Effective Amendment No.                                    [_]


   Post-Effective Amendment No. 14                               [X]

                                       and


Registration Statement Under the Investment Company Act of 1940
   Amendment No. 42                                               [X]


                        (Check appropriate box or boxes)


                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02117
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)


[X]  on May 1, 2009 pursuant to paragraph (b)


[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

                        ENTERPRISE EXECUTIVE ADVANTAGE
                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

   This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").


   The Policy provides premium flexibility and a death benefit. You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

METROPOLITAN SERIES FUND, INC.

Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio


FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio


Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio

MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
Zenith Equity Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio


Harris Oakmark International Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
MFS(R) Research International Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio

T. Rowe Price Mid Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Equity-Income Portfolio

AMERICAN FUNDS INSURANCE SERIES
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
   The first net premium for the Policy generally is credited with net investment experience equal to that of the BlackRock Money Market Sub-Account until 15 days (less in some states) after we apply the initial premium to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

   You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2009

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----
      SUMMARY OF BENEFITS AND RISKS..................................  A-4
       Benefits of the Policy........................................  A-4
       Risks of the Policy...........................................  A-5
       Risks of the Eligible Funds...................................  A-7
      FEE TABLES.....................................................  A-7
       Transaction Fees..............................................  A-7
       Periodic Charges Other Than Eligible Fund Operating Expenses..  A-8
       Annual Eligible Fund Operating Expenses....................... A-10
      HOW THE POLICY WORKS........................................... A-14
      THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....... A-15
       The Company................................................... A-15
       The Variable Account.......................................... A-15
       The Eligible Funds............................................ A-15
       Share Classes of the Eligible Funds........................... A-19
       Certain Payments We Receive with Regard to the Eligible Funds. A-19
       Selection of the Eligible Funds............................... A-20
       Voting Rights................................................. A-20
       Rights Reserved by NELICO..................................... A-21
      THE POLICIES................................................... A-21
       Purchasing a Policy........................................... A-21
       Replacing Existing Insurance.................................. A-22
       Policy Owner and Beneficiary.................................. A-22
       Conversion Rights............................................. A-22
       Substitution of Insured Person................................ A-23
      PREMIUMS....................................................... A-24
       Flexible Premiums............................................. A-24
       Amount Provided for Investment under the Policy............... A-24
       Right to Return the Policy.................................... A-25
       Allocation of Net Premiums.................................... A-25
      COMMUNICATIONS AND PAYMENTS.................................... A-26
       Payment of Proceeds........................................... A-27
      CASH VALUE..................................................... A-27
      DEATH BENEFITS................................................. A-29
       Death Proceeds Payable........................................ A-30
       Change in Death Benefit Option................................ A-31
       Increase in Face Amount....................................... A-31
       Reduction in Face Amount...................................... A-32
      SURRENDERS AND PARTIAL SURRENDERS.............................. A-33
       Surrender..................................................... A-33
       Partial Surrender............................................. A-33
      TRANSFERS...................................................... A-34
       Transfer Option............................................... A-34
       Dollar Cost Averaging/ Asset Rebalancing...................... A-36

                                                                                  PAGE
                                                                                  ----
LOANS............................................................................ A-36
LAPSE AND REINSTATEMENT.......................................................... A-38
 Lapse........................................................................... A-38
 Reinstatement................................................................... A-38
ADDITIONAL BENEFITS BY RIDER..................................................... A-38
THE FIXED ACCOUNT................................................................ A-39
 General Description............................................................. A-40
 Values and Benefits............................................................. A-40
 Policy Transactions............................................................. A-40
CHARGES.......................................................................... A-41
 Deductions from Premiums........................................................ A-41
 Deductions from Cash Value...................................................... A-42
 Transfer Charge................................................................. A-44
 Loan Interest Spread............................................................ A-44
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account. A-45
TAX CONSIDERATIONS............................................................... A-45
 Introduction.................................................................... A-45
 Tax Status of the Policy........................................................ A-45
 Tax Treatment of Policy Benefits................................................ A-46
 NELICO's Income Taxes........................................................... A-50
DISTRIBUTION OF THE POLICIES..................................................... A-50
LEGAL PROCEEDINGS................................................................ A-53
RESTRICTIONS ON FINANCIAL TRANSACTIONS........................................... A-53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................... A-53
FINANCIAL STATEMENTS............................................................. A-53
GLOSSARY......................................................................... A-54
APPENDIX A: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST.............. A-55
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES...................... A-58

                         SUMMARY OF BENEFITS AND RISKS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

   DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

   CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options. The first option provides a level death benefit that is equal to the Policy's face amount. The second option provides a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The third option provides a death benefit that is equal to the face amount plus premiums paid, less all partial surrenders. The death benefit under all three options could increase to satisfy tax law requirements if the cash value reaches certain levels.

   After the first Policy year, you may change your death benefit option. A change in death benefit option may have tax consequences.

   PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments or make additional payments. We can limit or prohibit payments in some situations, including cases where the insured is in a substandard risk class.

   RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.


   INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of fifty-seven investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future net premiums at any time.


   PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any outstanding Policy loan and accrued loan interest. We reserve the right to limit the amount of partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.

   TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

  . DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.

  . ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the sub-accounts periodically to return the allocation to the percentages you specify.

   LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to 90% (or more if required by state law) of the cash value of the Policy. We charge you a maximum annual interest rate of 4.75% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

   SURRENDERS. You may surrender the Policy for its net cash value at any time while the insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest. A surrender may have tax consequences.

   If you surrender the Policy within the first two Policy years, in most states we will refund to you the total sales charges we deducted on premiums paid in the first Policy year. In states where available, if you elect the Enhanced Surrender Value Rider and you surrender the Policy during the first seven Policy years, we will refund instead all or a portion of the sales and premium tax charges we deducted on premiums paid up to the time of surrender, and in addition, if you surrender in the first three Policy years, a portion of the current year's cost of insurance charges.


   TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


   CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to EXCHANGE the Policy for a fixed benefit life insurance policy.

   SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Adjustable Term Insurance Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

   PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

   INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

   SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.

   RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse during the first three Policy years if you pay certain required premium amounts. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

   TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard or guaranteed issue basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

   Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

   If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans that are outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

   See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

   LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate that may be credited to the Fixed Account.

   We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

   LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year. We are not currently restricting the timing of, or imposing the maximum limit on, transfers from the Fixed Account, but we reserve the right to do so.


   TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

   A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                      WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium      8% of premiums paid up to   8% of premiums paid
Premiums                                              the Target Premium (3% in
                                                      Policy years 8+), 1% of
                                                      premiums paid in excess of
                                                      the Target Premium/1/
------------------------------------------------------------------------------------------------------------
Premium Tax Imposed on     On payment of premium      2% of premiums paid         2% of premiums paid
Premiums
------------------------------------------------------------------------------------------------------------
Transfer Charge            On transfer of cash value  Not currently charged       $25 for each transfer in
                           between Sub-Accounts                                   excess of 12 per Policy
                           and to the Fixed Account                               year
------------------------------------------------------------------------------------------------------------

--------
/1/ The Target Premium varies by issue age, sex, underwriting class and face amount. The Target Premium for your Policy is shown on your personalized illustration.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

  MINIMUM AND MAXIMUM       Monthly                    $.02 to $500.00 per $1,000  $.04 to $500.00 per $1,000
  CHARGE                                               of net amount at risk/2/    of net amount at risk/2,3/

  Charge in first Policy    Monthly                    $.15 per $1,000 of net      $.30 per $1,000 of net
  year for unisex, age                                 amount at risk              amount at risk
  50, standard nonsmoker
  underwriting class with
  a base Policy face
  amount of $1,600,000
--------------------------------------------------------------------------------------------------------------

Policy Fee                  Monthly                    $5.50                       $10.00
--------------------------------------------------------------------------------------------------------------

Mortality and Expense       Monthly                    .75% in Policy years 1-15   .75% in all Policy years
Risk Charge (annual rate                               .50% in Policy years 16-20
imposed on cash value)/4/                              .10% in Policy years 21+
--------------------------------------------------------------------------------------------------------------

Face Amount                 Monthly for the first 12   $.80 per $1,000 of face     $.80 per $1,000 of face
Increase Charge             months following the face  amount increase (not to     amount increase (not to
                            amount increase            exceed $25)                 exceed $25)
--------------------------------------------------------------------------------------------------------------

Loan Interest Spread/5/     Annually (or on loan       .75% of loan collateral     .75% of loan collateral
                            termination, if earlier)
--------------------------------------------------------------------------------------------------------------

--------
/1   /The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.
/3/ For Policies issued before January 1, 2009, the maximum cost of insurance charge ranges from $.09 to $500.00 per $1,000 of net amount at risk.
/4/  We are currently waiving the following amount of the Mortality and Expense
     Charge: 0.08% for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio (Class A).
/5/ We charge interest on Policy loans at an effective rate of 4.75% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .75% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

   CHARGES FOR OPTIONAL FEATURES (RIDERS):


CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------------
Adjustable Term Insurance
Rider/1/

  MINIMUM AND MAXIMUM       Monthly                    $.02 to $500.00 per        $.04 to $500.00 per
  CHARGE                                               $1,000 of net amount at    $1,000 of net amount at
                                                       risk/2/                    risk/2,3/

  CHARGE IN FIRST POLICY    Monthly                    $.07 per $1,000 of net     $.30 per $1,000 of net
  YEAR FOR UNISEX, AGE                                 amount at risk             amount at risk
  50, PREFERRED NONSMOKER
  UNDERWRITING CLASS WITH
  A BASE POLICY FACE
  AMOUNT OF $700,000
------------------------------------------------------------------------------------------------------------

Enhanced Surrender Value    On payment of premium (in  .25% of premium paid       .25% of premium paid
Rider                       first five Policy years)
------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider/1/

  MINIMUM AND MAXIMUM       Monthly                    $1.08 to $67.77 per $100   $1.08 to $67.77 per $100
  CHARGE                                               of Monthly Deduction       of Monthly Deduction

  CHARGE IN FIRST POLICY    Monthly                    $5.71 per $100 of Monthly  $5.71 per $100 of Monthly
  YEAR FOR UNISEX, AGE                                 Deduction                  Deduction
  50, PREFERRED NONSMOKER
  UNDERWRITING CLASS
------------------------------------------------------------------------------------------------------------

--------

/1/ This charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the charges that would apply for a particular insured by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.
/3/ For Policies issued before January 1, 2009, the maximum Adjustable Term Insurance Rider charge ranges from $.09 to $500.00 per $1,000 of net amount at risk.


ANNUAL ELIGIBLE FUND OPERATING EXPENSES


   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2008. Expenses of the Eligible Funds may be higher or lower in the future. Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                               MINIMUM MAXIMUM
                                                                               ------- -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including management
  fees, distribution (12b-1) fees and other expenses).........................  0.29%   1.03%

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2008, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                               ACQUIRED   GROSS
                                                               FUND FEES  TOTAL    FEE WAIVERS   NET TOTAL
                                     MANAGEMENT  OTHER   12B-1    AND     ANNUAL   AND EXPENSE     ANNUAL
                                        FEES    EXPENSES FEES  EXPENSES* EXPENSES REIMBURSEMENTS EXPENSES**
                                     ---------- -------- ----- --------- -------- -------------- ----------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
Artio International Stock Portfolio.    0.82%     0.13%   --       --      0.95%       0.03%        0.92%/1/
Barclays Capital Aggregate Bond
  Index Portfolio...................    0.25%     0.04%   --       --      0.29%       0.01%        0.28%/2/
BlackRock Aggressive Growth
  Portfolio.........................    0.72%     0.05%   --       --      0.77%         --         0.77%
BlackRock Bond Income Portfolio.....    0.38%     0.05%   --       --      0.43%       0.01%        0.42%/3/
BlackRock Diversified Portfolio.....    0.45%     0.04%   --       --      0.49%         --         0.49%
BlackRock Large Cap Value
  Portfolio.........................    0.67%     0.05%   --       --      0.72%         --         0.72%
BlackRock Legacy Large Cap Growth
  Portfolio.........................    0.73%     0.05%   --       --      0.78%       0.01%        0.77%/4/
BlackRock Money Market
  Portfolio.........................    0.32%     0.02%   --       --      0.34%       0.01%        0.33%/5/
BlackRock Strategic Value
  Portfolio.........................    0.84%     0.05%   --       --      0.89%         --         0.89%
Davis Venture Value Portfolio.......    0.70%     0.03%   --       --      0.73%       0.04%        0.69%/6/
FI Mid Cap Opportunities Portfolio..    0.68%     0.07%   --       --      0.75%         --         0.75%
FI Value Leaders Portfolio..........    0.65%     0.06%   --       --      0.71%         --         0.71%
Jennison Growth Portfolio...........    0.63%     0.04%   --       --      0.67%         --         0.67%
Loomis Sayles Small Cap Core
  Portfolio.........................    0.90%     0.06%   --       --      0.96%       0.05%        0.91%/7/
Loomis Sayles Small Cap Growth
  Portfolio.........................    0.90%     0.13%   --       --      1.03%       0.06%        0.97%/8/
Met/Artisan Mid Cap Value
  Portfolio.........................    0.81%     0.04%   --       --      0.85%         --         0.85%
MetLife Mid Cap Stock Index
  Portfolio.........................    0.25%     0.08%   --       --      0.33%       0.01%        0.32%/2/
MetLife Stock Index Portfolio.......    0.25%     0.04%   --       --      0.29%       0.01%        0.28%/2/
MFS Total Return Portfolio..........    0.53%     0.05%   --       --      0.58%         --         0.58%
MFS Value Portfolio.................    0.72%     0.08%                    0.80%       0.07%        0.73%/9/
Morgan Stanley EAFE Index
  Portfolio.........................    0.30%     0.12%   --     0.01%     0.43%       0.01%        0.42%/10/
Neuberger Berman Mid Cap Value
  Portfolio.........................    0.65%     0.04%   --       --      0.69%         --         0.69%
Oppenheimer Global Equity
  Portfolio.........................    0.52%     0.09%   --       --      0.61%         --         0.61%
Russell 2000 Index Portfolio........    0.25%     0.07%   --     0.01%     0.33%       0.01%        0.32%/2/
T. Rowe Price Large Cap Growth
  Portfolio.........................    0.60%     0.07%   --       --      0.67%         --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio.........................    0.51%     0.08%   --       --      0.59%         --         0.59%

                                                            ACQUIRED   GROSS
                                                            FUND FEES  TOTAL    FEE WAIVERS    NET TOTAL
                                  MANAGEMENT  OTHER   12B-1    AND     ANNUAL   AND EXPENSE      ANNUAL
                                     FEES    EXPENSES FEES  EXPENSES* EXPENSES REIMBURSEMENTS  EXPENSES**
                                  ---------- -------- ----- --------- -------- -------------- ----------
Western Asset Management
  Strategic Bond Opportunities
  Portfolio......................    0.60%     0.05%   --       --      0.65%         --         0.65%
Western Asset Management U.S.
  Government Portfolio...........    0.48%     0.04%   --       --      0.52%         --         0.52%
Zenith Equity Portfolio..........      --      0.01%   --     0.72%     0.73%         --         0.73%/11/
MetLife Conservative Allocation
  Portfolio......................    0.10%     0.02%   --     0.56%     0.68%       0.02%        0.66%/12/
MetLife Conservative to Moderate
  Allocation Portfolio...........    0.09%     0.01%   --     0.61%     0.71%         --         0.71%/12/
MetLife Moderate Allocation
  Portfolio......................    0.07%       --    --     0.65%     0.72%         --         0.72%/12/
MetLife Moderate to Aggressive
  Allocation Portfolio...........    0.07%       --    --     0.68%     0.75%         --         0.75%/12/
MetLife Aggressive Allocation
  Portfolio......................    0.10%     0.03%   --     0.72%     0.85%       0.03%        0.82%/12/

MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
BlackRock Large Cap Core
  Portfolio......................    0.58%     0.04%   --       --      0.62%         --         0.62%
Clarion Global Real Estate
  Portfolio......................    0.63%     0.06%   --       --      0.69%         --         0.69%
Harris Oakmark International
  Portfolio......................    0.78%     0.07%   --       --      0.85%         --         0.85%
Janus Forty Portfolio............    0.64%     0.03%   --       --      0.67%         --         0.67%
Lazard Mid Cap Portfolio.........    0.69%     0.05%   --       --      0.74%         --         0.74%/13/
Legg Mason Partners Aggressive
  Growth Portfolio...............    0.63%     0.02%   --       --      0.65%         --         0.65%
Legg Mason Value Equity
  Portfolio......................    0.63%     0.04%   --       --      0.67%         --         0.67%
Lord Abbett Bond Debenture
  Portfolio......................    0.50%     0.03%   --       --      0.53%         --         0.53%
Met/AIM Small Cap Growth
  Portfolio......................    0.86%     0.03%   --       --      0.89%         --         0.89%
MFS Research International
  Portfolio......................    0.70%     0.07%   --       --      0.77%         --         0.77%
Oppenheimer Capital Appreciation
  Portfolio......................    0.59%     0.03%   --       --      0.62%         --         0.62%
PIMCO Inflation Protected Bond
  Portfolio......................    0.49%     0.04%   --       --      0.53%         --         0.53%
PIMCO Total Return Portfolio.....    0.48%     0.04%   --       --      0.52%         --         0.52%
RCM Technology Portfolio.........    0.88%     0.09%   --       --      0.97%         --         0.97%
SSgA Growth and Income ETF
  Portfolio......................    0.33%     0.09%   --     0.20%     0.62%       0.03%        0.59%/14,15/
SSgA Growth ETF Portfolio........    0.33%     0.08%   --     0.21%     0.62%       0.03%        0.59%/13,14/
T. Rowe Price Mid Cap Growth
  Portfolio......................    0.75%     0.03%   --       --      0.78%         --         0.78%

                                                           ACQUIRED   GROSS
                                                           FUND FEES  TOTAL    FEE WAIVERS   NET TOTAL
                                 MANAGEMENT  OTHER   12B-1    AND     ANNUAL   AND EXPENSE     ANNUAL
                                    FEES    EXPENSES FEES  EXPENSES* EXPENSES REIMBURSEMENTS EXPENSES**
                                 ---------- -------- ----- --------- -------- -------------- ----------

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS (INITIAL CLASS)
Equity-Income Portfolio.........    0.46%     0.11%    --     --       0.57%        --          0.57%

AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Bond Fund........    0.39%     0.01%  0.25%    --       0.65%        --          0.65%
American Funds Global Small
  Capitalization Fund...........    0.71%     0.03%  0.25%    --       0.99%        --          0.99%
American Funds Growth Fund......    0.32%     0.01%  0.25%    --       0.58%        --          0.58%
American Funds Growth-Income
  Fund..........................    0.27%     0.01%  0.25%    --       0.53%        --          0.53%

--------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the Portfolio's average daily net assets in excess of $1 billion but less than $2 billion.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.
/6/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion, and 0.625% for amounts over $4.5 billion.
/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.
/9/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
/10/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.

/11/ The Portfolio is a "fund of funds" that invests equally in two portfolios of the Metropolitan Series Fund, Inc., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one Portfolio of the Met Investors Series Trust, the Pioneer Fund Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/12/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.
/13/ Other Expenses include 0.02% of deferred expense reimbursement from a prior period.
/14/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to waive a portion of the management fee equal to 0.03% of the first $500 million of average daily net assets. The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year.
/15/ Other Expenses include 0.03% of deferred expense reimbursement from a prior period.


   THE FEE AND EXPENSE INFORMATION REGARDING THE ELIGIBLE FUNDS WAS PROVIDED BY THOSE ELIGIBLE FUNDS. FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH NELICO.

   FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                                  [FLOW CHART]

HOW THE POLICY WORKS

PREMIUM PAYMENTS
.. Flexible
.. Planned premium options
.. Minimum premium (in first three Policy years)

CHARGES FROM PREMIUM PAYMENTS
.. Sales Load: Currently, 8% on amount paid up to Target Premium in first seven
  Policy years and 3% thereafter, 1% on amount paid above Target Premium in all years. (Guaranteed not to exceed 8% of any premium paid in any year.) We refund the sales load deducted from premiums paid in the first Policy year if you surrender for cash in the first two Policy years (in most states).
.. State Premium Tax Charge: 2%
.. Enhanced Surrender Value Rider (if selected): .25% of premiums paid in first five Policy years

LOANS
.. Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
.. Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible
  Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years and 4.75% in Policy year 21 and thereafter.)

RETIREMENT BENEFITS
.. Fixed settlement options are available for policy proceeds

CASH VALUES
.. Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (in some states after an initial period during which net investment experience equal to that of the BlackRock Money Market
  Sub-Account may be credited)
.. The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
.. The cash value invested in mutual funds is not guaranteed
.. Any earnings accumulate free of any current income taxes

.. You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year (subject to restrictions we impose on "market-timing" transfers)

.. Transfers to or from the Fixed Account are currently not limited as to timing, frequency or amount
.. You may allocate cash value among as many accounts as you choose. You must allocate whole percentages

DEATH BENEFIT
.. Three Death Benefit Options
.. Income tax free to named beneficiary
.. Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
.. If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1, Option 2 or Option 3 death benefit
.. You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten

DAILY DEDUCTIONS FROM ASSETS IN THE VARIABLE ACCOUNT
.. Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily

BEGINNING OF MONTH CHARGES
.. The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
.. Any Rider Charges
.. Policy Fee: $5.50 (not to exceed $10.00) per month
.. Mortality and expense risk charge of .75% of cash value, reduced to .50% in Policy year 16 and to .10% after the 20th Policy year (guaranteed not to exceed .75% in all years)

LIVING BENEFITS
.. If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits
.. You may surrender the Policy at any time for its net cash value
.. Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
.. Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
.. Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                            AND THE ELIGIBLE FUNDS

THE COMPANY

   New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.

THE VARIABLE ACCOUNT

   The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account. Any amount of the death benefit that exceeds the Policy's cash value is paid from NELICO's general account. Death benefit amounts paid from the general account are subject to the claims-paying ability of NELICO.

THE ELIGIBLE FUNDS

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


METROPOLITAN SERIES FUND, INC.                                                    ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                                 SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                  -----------                       --------------------
Artio International Stock Portfolio  Artio Global Management LLC/1/  Long-term growth of capital.
(formerly Julius Baer International
Stock Portfolio)

Barclays Capital Aggregate Bond      MetLife Investment Advisors     To equal the performance of the Barclays
Index Portfolio (formerly Lehman     Company, LLC                    Capital U.S. Aggregate Bond Index.
Brothers Aggregate Bond Index
Portfolio)

BlackRock Aggressive Growth          BlackRock Advisors, LLC         Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC         A competitive total return primarily from
                                                                     investing in fixed-income securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC         High total return while attempting to limit
                                                                     investment risk and preserve capital.

ELIGIBLE FUND                                  SUB-ADVISER                         INVESTMENT OBJECTIVE
-------------                                   -----------                        --------------------
BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC           Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/2/  BlackRock Advisors, LLC           A high level of current income consistent
                                                                       with preservation of capital.

BlackRock Strategic Value Portfolio  BlackRock Advisors, LLC           High total return, consisting principally of
                                                                       capital appreciation.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./3/  Growth of capital.

FI Mid Cap Opportunities Portfolio   Pyramis Global Advisors, LLC/ /   Long-term growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC/ /   Long-term growth of capital.

Jennison Growth Portfolio            Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company,         Long-term capital growth from
Portfolio (formerly Loomis Sayles    L.P.                              investments in common stocks or other
Small Cap Portfolio)                                                   equity securities.

Loomis Sayles Small Cap Growth       Loomis, Sayles & Company,         Long-term capital growth.
Portfolio (formerly Franklin         L.P./4/
Templeton Small Cap Growth
Portfolio)

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited          Long-term capital growth.
(formerly Harris Oakmark Focused     Partnership/5/
Value Portfolio)

MetLife Mid Cap Stock Index          MetLife Investment Advisors       To equal the performance of the Standard
Portfolio                            Company, LLC                      & Poor's Mid Cap 400 Composite Stock
                                                                       Price Index.

MetLife Stock Index Portfolio        MetLife Investment Advisors       To equal the performance of the Standard
                                     Company, LLC                      & Poor's 500 Composite Stock Price
                                                                       Index.

MFS Total Return Portfolio           Massachusetts Financial           Favorable total return through investment
                                     Services Company                  in a diversified portfolio.

MFS Value Portfolio                  Massachusetts Financial           Capital appreciation.
                                     Services Company

Morgan Stanley EAFE Index            MetLife Investment Advisors       To equal the performance of the MSCI
Portfolio                            Company, LLC                      EAFE Index.

Neuberger Berman Mid Cap Value       Neuberger Berman                  Capital growth.
Portfolio                            Management LLC

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.            Capital appreciation.

Russell 2000 Index Portfolio         MetLife Investment Advisors       To equal the return of the Russell 2000
                                     Company, LLC                      Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.    Long-term growth of capital and,
Portfolio                                                              secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.    Long-term capital growth.
Portfolio

ELIGIBLE FUND                                SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                                -----------                     --------------------
Western Asset Management              Western Asset Management   To maximize total return consistent with
Strategic Bond Opportunities          Company                    preservation of capital.
Portfolio

Western Asset Management U.S.         Western Asset Management   To maximize total return consistent with
Government Portfolio                  Company                    preservation of capital and maintenance of
                                                                 liquidity.

Zenith Equity Portfolio/6/            N/A                        Long-term capital appreciation.

MetLife Conservative Allocation       N/A                        A high level of current income, with
Portfolio                                                        growth of capital as a secondary objective.

MetLife Conservative to Moderate      N/A                        A high total return in the form of income
Allocation Portfolio                                             and growth of capital, with a greater
                                                                 emphasis on income.

MetLife Moderate Allocation           N/A                        A balance between a high level of current
Portfolio                                                        income and growth of capital, with a
                                                                 greater emphasis on growth of capital.

MetLife Moderate to Aggressive        N/A                        Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation         N/A                        Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                                                 ADVISER: METLIFE ADVISERS, LLC/7/

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC    Long-term capital growth.

Clarion Global Real Estate Portfolio  ING Clarion Real Estate    Total return through investment in real
                                      Securities L.P.            estate securities, emphasizing both capital
                                                                 appreciation and current income.

Harris Oakmark International          Harris Associates L.P.     Long-term capital appreciation.
Portfolio

Janus Forty Portfolio                 Janus Capital Management   Capital appreciation.
                                      LLC

Lazard Mid Cap Portfolio              Lazard Asset Management    Long-term growth of capital.
                                      LLC

Legg Mason Partners Aggressive        ClearBridge Advisors, LLC  Capital appreciation.
Growth Portfolio

Legg Mason Value Equity Portfolio     Legg Mason Capital         Long-term growth of capital.
                                      Management, Inc.

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC     High current income and the opportunity
Portfolio                                                        for capital appreciation to produce a high
                                                                 total return.

Met/AIM Small Cap Growth Portfolio    Invesco Aim Capital        Long-term growth of capital.
                                      Management, Inc.

MFS Research International            Massachusetts Financial    Capital appreciation.
Portfolio                             Services Company

ELIGIBLE FUND                                 SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                  -----------                       --------------------
Oppenheimer Capital Appreciation     OppenheimerFunds, Inc.          Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond       Pacific Investment              Maximum real return, consistent with
Portfolio                            Management Company LLC          preservation of capital and prudent
                                                                     investment management.

PIMCO Total Return Portfolio         Pacific Investment              Maximum total return, consistent with the
                                     Management Company LLC          preservation of capital and prudent
                                                                     investment management.

RCM Technology Portfolio             RCM Capital Management LLC      Capital appreciation; no consideration is
                                                                     given to income.

SSgA Growth and Income ETF           SSgA Funds Management,          Growth of capital and income.
Portfolio (formerly Cyclical Growth  Inc./8/
and Income ETF Portfolio)

SSgA Growth ETF Portfolio            SSgA Funds Management,          Growth of capital.
(formerly Cyclical Growth ETF        Inc./8/
Portfolio)

T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.  Long-term growth of capital.
Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                                                 ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Equity-Income Portfolio              FMR Co., Inc; Fidelity          Reasonable income. The fund will also
                                     Research & Analysis Company     consider the potential for capital
                                                                     appreciation. The fund's goal is to achieve
                                                                     a yield which exceeds the composite yield
                                                                     on the securities comprising the Standard
                                                                     & Poor's 500/SM/ Index (S&P 500(R)).

AMERICAN FUNDS INSURANCE SERIES
                                                                ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

American Funds Bond Fund             N/A                             Maximize current income and preserve
                                                                     capital by investing primarily in fixed-
                                                                     income securities.

American Funds Global Small          N/A                             Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund           N/A                             Capital appreciation through stocks.

American Funds Growth-Income         N/A                             Capital appreciation and income.
Fund

--------

/1/ Prior to May 1, 2009, Julius Baer Investment Management LLC was the sub-adviser to this Portfolio.
/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/3/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/4/ Prior to January 5, 2009, Franklin Advisers, Inc. was the sub-adviser to this Portfolio.

/5/ Prior to May 1, 2009, Harris Associates L.P. was the sub-adviser to this Portfolio.
/6/ The Zenith Equity Portfolio is a fund of funds that invests equally in three Portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.
/7/ Prior to May 1, 2009, Met Investors Advisory, LLC was the adviser to the Met Investors Series Trust. Effective May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC.
/8/ Prior to September 2, 2008, Gallatin Asset Management Inc. was the sub-adviser to this Portfolio.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


   Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.


   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)


   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

SELECTION OF THE ELIGIBLE FUNDS

   We select the Eligible Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Eligible Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of cash value to such Eligible Funds.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO

   We and our affiliates may change the voting procedures and vote Eligible
Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment
Company Act of 1940 or in any other form; (6) to deregister the Variable
Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging or asset rebalancing) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the Black Rock Money Market Sub-Account.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office in Iselin, New Jersey. (See "Communications and Payments".)

   Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy Owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policy or Policies included in the case must be at least $100,000.

   The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available at issue is $50,000, unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum face amount requirements, but you must have at least $10,000 of base Policy face amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

   We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

   We or an affiliate may offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.


REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Communications and Payments".)

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

CONVERSION RIGHTS


   GENERAL 24 MONTH RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.


   You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

   The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or
(ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

   FOR POLICIES ISSUED IN MARYLAND, NEW JERSEY, NEW YORK AND
CONNECTICUT. Under Policies issued in Maryland, New Jersey, New York and Connecticut, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase. If you exercise this option, you will have to make up any investment loss you had under your Policy.

   We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.

   Contact our Designated Office (see "Communications and Payments") or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

   FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under policies issued in New York and Florida, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate, which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

SUBSTITUTION OF INSURED PERSON

   Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. There is no additional charge for this rider. However, you may only select the rider at the time your Policy is issued and you may not exercise it until after the first policy year. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.

   Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

   You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Communications and Payments.") However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

   You may make payments by check or you may make premium payments by wire transfer of federal funds in accordance with our current procedures. We do not accept cash or money orders. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums.

   You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)

   If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".)

   We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Sub-Accounts on the next day that the New York Stock Exchange is open. (See "Communications and Payments".)

   We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as payment of loan interest due, third as a repayment of the Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

   If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans", "Deductions from Premiums" and "Death Benefits".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means receipt by our Designated Office in Iselin, New Jersey. (See "Communications and Payments".)

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits".)


   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, the Policy Date, unless you request otherwise, and the investment start date, will be the date your premium payment is received at our Designated Office in Iselin, New Jersey. Monthly Deductions begin on the Policy Date.


   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

RIGHT TO RETURN THE POLICY

   You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative. (See "Communications and Payments".) Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.

   You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

ALLOCATION OF NET PREMIUMS

   We generally allocate your initial net premium to the Sub-Accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Return the Policy, however, we hold your initial net premium in the BlackRock Money Market Sub-Account until fifteen days after the investment start date, and then we make the allocation among the Sub-Accounts and the Fixed Account as you choose. For special rules regarding allocations to the Fixed Account, see "The Fixed Account."

   You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, and among as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages. If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions.

   You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.

   When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. ( See "Cash Value".)

                          COMMUNICATIONS AND PAYMENTS

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request or payment conforming to our administrative procedures at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern
Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

             Renewal Premium Payments   New England Financial
                                        75 Remittance Drive,
                                        Suite 1672
                                        Chicago, IL 60675-1672

             Surrenders, Loans,         MetLife
               Withdrawals and          485B Route One South,
               Sub-Account Transfers      Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

             Death Claims               MetLife
                                        485B Route One South,
                                          Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

             All Other Policy           MetLife
               Transactions and         485B Route One South,
               Inquiries                  Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-888-458-2654. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

PAYMENT OF PROCEEDS

   We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

   We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


   Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

   We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid for the first Policy year. If the Enhanced Surrender Value Rider is in effect, we will refund instead (1) all or a portion of the total sales and premium tax charges deducted on premiums you paid up to the date of surrender, if you surrender during the first seven Policy years; and (2) a portion of the current year's cost of insurance charges, if you surrender in the first three Policy years. The Rider is only available to business-owned cases with annual recurring premium of at least $1 million, and it may not be available in all states. Moreover, neither the refund of sales charges provided under the base Policy, nor the refund of sales and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code. (See "Charges" and "Surrender" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loans" and "Deductions from Cash Value".)

   The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

   The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the investment start date.)

   The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for a sub-account reflects:

    -- the change in net asset value per share of the corresponding Eligible
       Fund (as of the close of regular trading on the Exchange) from its last value,

    -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

    -- any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

   The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

   The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.

   CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage provided under the Adjustable Term Insurance Rider if you choose to add it to the face amount of your Policy, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select when the Policy is issued. The test you select at issue is used for the life of the Policy and cannot be changed.

   Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix A.

   If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix A.

   Under the guideline premium test, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

   If you choose the guideline premium test, you must select either the "Guideline Premium Test with IRS Corridor" or the "Guideline Premium Test with Enhanced Corridor". Appendix A shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

   If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

   If you select the "Guideline Premium Test with Enhanced Corridor" or "Cash Value Accumulation Test with Enhanced Net Single Premium Corridor", the death benefits when the insured is age 76 through 89 could potentially be a greater percentage of the cash value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the cash values have reached levels that would force the death benefit amounts to be increased. When the insured's age is under 76 and over 89, the enhanced and standard corridor factors are equal. If the enhanced factors result in increased death benefit protection, there will be higher cost of insurance charges to provide the increased coverage. If the cash values never reach the required levels, the enhanced and standard options will result in the same death benefit protection. The maximum limits on premium payments for any given face amount would not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at ages 76 through 89 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.

   TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for the death benefit to grow relative to cash value.

   Under policies issued in New York, only the coverage provided by the Adjustable Term Insurance Rider to Age 100 can be added to the Policy's face amount for purposes of calculating the death benefit, and only if the Policy is issued on a sex-distinct basis and premiums are entirely employer-paid. For more information on the term riders, see "Additional Benefits by Rider".

   AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to the cash value on the date of death. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear. (See "Tax Considerations".) A Policy issued in New York will mature for its net cash value when the insured attains age 100.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit.

   SUICIDE. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION


   After the first Policy year, you may change your death benefit option by sending your written request to our Designated Office. (See "Communications and Payments.") The request will be effective on the first monthly anniversary following our approval of your request. A change in death benefit option may have tax consequences. (See "Tax Considerations".) Under Policies issued in New York, we will not allow changes in the death benefit option during the grace period.


   If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $10,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

   If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

   AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN, HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)

INCREASE IN FACE AMOUNT

   After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. (Face amount increases are not available under Policies issued in Texas, nor during the grace period under Policies issued in New York.) To have a face amount increase, the insured must still be eligible for the same or better underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).

   An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.

    Sales charge--A face amount increase does not increase the Target Premium on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you pay in a Policy year until you have paid an amount equal to the Policy's Target Premium (3% in Policy year eight and thereafter) and 1% from any premium balance in that year.

    Monthly deduction--We adjust the Monthly Deduction starting on the effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Deductions from Cash Value.")

   An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Designated Office (see "Communications and Payments") or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

   If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.) Under Policies issued in New York, we will not allow a reduction in the face amount of the Policy during the grace period.

   For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

   If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

   If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

   A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

   You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Communications and Payments".) The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid in the first Policy year.

   In states where available, if you elect the Enhanced Surrender Value Rider and surrender in any of the first seven Policy years, instead of the refund of total sales charges we deducted on premiums paid in the first Policy year described above, we refund the following percentages of the total sales and premium tax charges deducted on cumulative premiums paid up to the date of surrender. We also refund the following percentages of the current year's cost of insurance charges if you surrender in the first three Policy years.

                                      SALES AND   COST OF
                                       PREMIUM   INSURANCE
                                     TAX CHARGES  CHARGES
                                     ----------- ---------
                      Policy year 1.    100%        75%
                      Policy year 2.     90%        50%
                      Policy year 3.     75%        25%
                      Policy year 4.     60%
                      Policy year 5.     45%
                      Policy year 6.     30%
                      Policy year 7.     15%

   Neither the refund of sales charges provided under the base Policy, nor the refund of sales, premium tax and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code.

   If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

   You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

   We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the

Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.

   You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums."

   A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Communications and Payments".)

   A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

   Once we mail the confirmation for the initial premium (in some states, 15 days after that), you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the BlackRock Strategic Value Portfolio, Clarion Global Real Estate Portfolio, Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more ""round-trips'' involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted in writing with an original signature. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.

DOLLAR COST AVERAGING/ASSET REBALANCING

   The Policy offers two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

   You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Designated Office or your registered representative for information on loan procedures. (See "Communications and Payments".) A loan that is taken from, or secured by a Policy may have tax consequences.

   The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest. We currently base the loan value on 100% of the Policy's cash value, rather than 90%. However, you should be aware that borrowing up to 100% of the Policy's cash value could cause the Policy to lapse unless sufficient premiums are paid to cover the next monthly deduction. A lapse may result in adverse tax consequences. (See "Tax Considerations").

   If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan, the maximum loan amount you may carry over to the new Policy is limited to 75% of the initial premium credited to the new Policy. It may not be advantageous to replace existing insurance with a Policy.

   When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

   The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years, 4.50% in Policy years 11 through 20, and 4.75% thereafter. We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each. (See "Communications and Payments".)

   The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

   Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences of loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

   If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount, plus any past due Monthly Deductions, within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

   Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

                            LAPSE AND REINSTATEMENT

LAPSE

    In general, in any month that your Policy's net cash value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. However, you can protect your Policy against lapse for the first three Policy years by making certain minimum premium payments.

    In general, if you pay the three year Minimum Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

   Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Policy will remain in force for one month as long as the payment made in that month, less partial surrenders and loans, equals the maximum amount (based on policy guarantees) required to be paid at the end of the guarantee period to keep the policy in force for that month. If you make a Policy transaction that changes the amount of the Policy charges for that month, then the amount needed to ensure that the policy will stay in force for the additional month will change accordingly.

   Unless your Policy is protected by the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium, and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. In computing charges on a reinstated Policy, we do not count the amount of time that the Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value.

The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

   The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Adjustable Term Rider. Although current charges for the inside term Adjustable Term Rider are initially lower than for the base Policy, you should be aware that guaranteed maximum charges on the inside term rider are generally the same as for the base Policy.

   The outside term Adjustable Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Adjustable Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages.

   Like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider generally reduces sales compensation. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

   The following riders, some of which have been described previously, are also available:

      ADJUSTABLE TERM INSURANCE RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100 (earlier in some states).

      WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.



      ENHANCED SURRENDER VALUE RIDER, which provides for a refund of sales and premium tax charges and cost of insurance charges upon a surrender of the Policy during the first seven Policy years (other than as part of a section 1035 exchange). This Rider is not available in Florida and Oregon.

      CHANGE TO A NEW INSURED RIDER, which permits you to substitute the insured under the Policy.

   Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN TEXAS.

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

   We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

   We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

   Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.


   Transfers from the Fixed Account to the Variable Account are allowed only once in each Policy year. We process a transfer from the Fixed Account if we receive the transfer request within the 30 day period after the Policy anniversary. We make the transfer as of the date we receive the transfer request at our Designated Office. The amount of cash value you may transfer from the Fixed Account is limited to the greater of 25% of the Policy's cash value in the Fixed Account on the transfer date or the amount of cash value transferred from the Fixed Account in the preceding Policy year. We are not currently imposing any restriction on the timing of, or any limit on the frequency or amount of, transfers to and from the Fixed Account, but we reserve the right to do so. In addition, regardless of any limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

   We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:. the death benefit, cash, and loan benefits under the Policy
                                 . investment options, including premium
                                   allocations
                                 . administration of elective options
                                 . the distribution of reports to Policy Owners

Costs and expenses we incur:     . costs associated with processing and
                                   underwriting applications, and with issuing and administering the Policy (including any riders)
                                 . overhead and other expenses for providing
                                   services and benefits
                                 . sales and marketing expenses
                                 . other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:                 . that the cost of insurance charges we may
                                   deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
                                 . that the cost of providing the services and
                                   benefits under the Policies exceed the
                                   charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and, if applicable, the Enhanced Surrender Value Rider charge.

   SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 1% for each premium payment you make above a Target Premium during a Policy year, and to 3% for each premium payment you make up to a Target Premium starting in Policy year eight.

   We indicated your Target Premium on your personalized illustration.

   PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   ENHANCED SURRENDER VALUE RIDER. The Enhanced Surrender Value Rider is available to business-owned cases with annual recurring premium of at least $1 million. If the rider is elected, we will deduct a charge of 0.25% from each premium payment you make in the first five Policy years. (See "Surrender".)

DEDUCTIONS FROM CASH VALUE

   MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the three year Minimum
       Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Lapse and Reinstatement".)

    -- If the three year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

   Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100. (In some states, it is required to equal zero on and after the Policy anniversary when the insured reaches age 100.)

   The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

   The Monthly Deduction includes the following charges:

   -- POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   -- MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.75%, but is reduced to 0.50% after the 15th Policy year and to .10% after the 20th Policy year (guaranteed not to exceed 0.75% in all years). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

   We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.

   -- MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the insured reaches age 100. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction (except for the mortality and expense risk charge). The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders, and face amount reductions. The cost of insurance rate for your Policy changes from month to month.


   The guaranteed cost of insurance rates for a Policy depend on the insured's

    -- underwriting class

    -- age on the first day of the Policy year

    -- sex (if the Policy is sex-based).

   The current cost of the insurance rates will also depend on

    -- the insured's age at issue

    -- the Policy year.


   We guarantee that the rates on underwritten Policies will not be higher than rates based on the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables"). (For Policies issued prior to January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables").) The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

   The underwriting classes we use are smoker preferred, smoker standard, smoker rated, nonsmoker elite, nonsmoker preferred, nonsmoker standard, nonsmoker rated, smoker guaranteed issue and nonsmoker guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 2001 CSO Tables (or, in the case of Policies issued prior to January 1, 2009, on multiples of the 1980 CSO Tables). (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)


   The following standard or better smoker and nonsmoker classes are available for underwritten Policies:

    -- nonsmoker elite for Policies with total face amounts (base Policy plus
       Adjustable Term Insurance Rider) of $250,000 or more where the issue age is 20 through 75;

    -- smoker preferred and nonsmoker preferred for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75; and

    -- smoker standard and nonsmoker standard for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $50,000 or more where the issue age is 20 through 80.

   The nonsmoker elite class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.


   We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 2001 CSO Tables (or, in the case of Policies issued prior to January 1, 2009, 100% of the 1980 CSO Tables).


   Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available. For qualifying cases, the rates may also vary based on the sex of the insured. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

   Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available to these Policies.

   -- TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider as inside term, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is added as outside term, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value. (See "Additional Benefits by Rider".)

   -- CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

   FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

TRANSFER CHARGE

   We reserve the right to impose a $25 processing charge on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.75% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.75%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

   ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, there is additional uncertainty if your Policy is issued on a substandard or guaranteed issue basis or if your Policy is paid up or almost paid up in the first two Policy years. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, the Variable Account investing in the Eligible Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL--DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code.

   In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

   The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.


      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. However, the foregoing exceptions generally do not apply to a corporate Policy Owner.


   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax adviser should be consulted when considering a loan.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Loans may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

   The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor is a member of the Financial Services Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Fee Tables--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses.) Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.

   Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.


   Distributor's sales representatives receive payments for sales of the Policy under one of three gross dealer concession schedules. For Policies issued with the Enhanced Surrender Value (ESV) rider, the gross dealer concession amount in the first Policy year is 14.79% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 9.38% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. (The Commissionable Target Premium is the Target Premium, as defined in the Glossary, plus the Target Premium associated with any riders added to the Policy.) In addition, in Policy years 7 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.27% of the Policy's cash value.

   If the Policy is issued without the ESV rider, the sales representative can select from two alternative gross dealer concession schedules. Under the first of these schedules, the gross dealer concession amount in the first Policy year is 23.65% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.3% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 11 through 20, the gross dealer concession amount is 3.45% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium.

   Under the second alternative gross dealer concession schedule, the gross dealer concession amount in the first Policy year is 23% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 8.0% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 7 through 10, the gross dealer concession amount is 6.0% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In addition, in Policy years 6 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.20% of the Policy's cash value.


   Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by NELICO and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us and in order to be eligible for most of the cash compensation listed above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.

   Sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

   Receipt of the cash compensation described above may provide our sales representatives and their Managing Partners, and the sales representatives and Managing Partners of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash compensation and other benefits. In the case of our affiliate, MSI, the portion that MSI passes on to its sales representatives depends on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services, which provides the sales representative with an incentive to favor the sale of the Policies over other similar products issued by non-affiliates. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   One of our affiliated selling firms, MetLife Investors Distribution Company ("MLIDC"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may also enter into preferred distribution arrangements through which it pays additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor may enter into similar preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities, Inc., Tower Square Securities, Inc. and MSI. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements of each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                             FINANCIAL STATEMENTS


   Financial statements for New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 501 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015 or visiting our website at www.nef.com. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. The financial statements of Metropolitan Life Insurance Company should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement described in the Statement of Additional Information.

                                   GLOSSARY

   ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

   EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

   NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you.

   TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

   For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.

                 FOR POLICIES ISSUED ON OR BEFORE DECEMBER 31,
                                     2008
                 ---------------------------------------------
                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.2130    0.1818
           40.......................................... 0.2961    0.2532
           50.......................................... 0.4037    0.3458
           60.......................................... 0.5328    0.4627
           70.......................................... 0.6710    0.6060
           80.......................................... 0.7949    0.7571
           90.......................................... 0.8853    0.8760
           100......................................... 1.0000    1.0000

                  FOR POLICIES ISSUED AFTER DECEMBER 31, 2008
                  -------------------------------------------
                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.1771    0.1555
           40.......................................... 0.2502    0.2211
           50.......................................... 0.3492    0.3107
           60.......................................... 0.4749    0.4224
           70.......................................... 0.6158    0.5538
           80.......................................... 0.7586    0.6977
           90.......................................... 0.8683    0.8283
           100......................................... 1.0000    1.0000

   Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                           ENHANCED                      ENHANCED
                          NET SINGLE                    NET SINGLE
               AGE      PREMIUM FACTOR      AGE       PREMIUM FACTOR
               ---      -------------- -------------- --------------
           0 through 75      1.00            83            0.93
                76           0.98            84            0.94
                77           0.96            85            0.95
                78           0.94            86            0.96
                79           0.92            87            0.97
                80           0.90            88            0.98
                81           0.91            89            0.99
                82           0.92      90 through 100      1.00

   If you choose the Enhanced Net Single Premium Corridor, the net single premium is multiplied by the applicable enhanced net single premium factor listed above. The cash value is divided by that result.

   For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                            TABLE I -- IRS CORRIDOR

                                              AGE OF
              AGE OF                        INSURED AT
        INSURED AT START OF PERCENTAGE OF    START OF     PERCENTAGE OF
          THE POLICY YEAR    CASH VALUE*  THE POLICY YEAR  CASH VALUE*
        ------------------- ------------- --------------- -------------
           0 through 40          250            61             128
                41               243            62             126
                42               236            63             124
                43               229            64             122
                44               222            65             120
                45               215            66             119
                46               209            67             118
                47               203            68             117
                48               197            69             116
                49               191            70             115
                50               185            71             113
                51               178            72             111
                52               171            73             109
                53               164            74             107
                54               157       75 through 90       105
                55               150            91             104
                56               146            92             103
                57               142            93             102
                58               138       94 through 99       101
                59               134           100+            100
                60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                         TABLE II -- ENHANCED CORRIDOR

      AGE OF                            AGE OF                            AGE OF
INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF
  THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*
------------------- ------------- ------------------- ------------- ------------------- -------------
   0 through 40          250              61               128              81               115
        41               243              62               126              82               114
        42               236              63               124              83               113
        43               229              64               122              84               112
        44               222              65               120              85               111
        45               215              66               119              86               109
        46               209              67               118              87               108
        47               203              68               117              88               107
        48               197              69               116              89               106
        49               191              70               115              90               105
        50               185              71               113              91               104
        51               178              72               111              92               103
        52               171              73               109              93               102
        53               164              74               107         94 through 99         101
        54               157              75               105             100+              100
        55               150              76               107
        56               146              77               109
        57               142              78               112
        58               138              79               114
        59               134              80               117
        60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                                  APPENDIX B

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES


   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $1,600,000 for a unisex insured aged 50. The insured is assumed to be in the standard nonsmoker risk class. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option 2 death benefit using the cash value accumulation test with the Enhanced Net Single Premium Corridor.


   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were in another risk classification, or if the Policies were issued at other than unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of 0.67% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.

   The gross rates of return used in the illustrations do not reflect deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -0.67%, 5.29% and 9.27%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. You should contact your registered representative to request a personalized illustration.

                          UNISEX INSURED ISSUE AGE 50


                 $88,356 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  STANDARD NONSMOKER UNDERWRITING RISK CLASS


                            $1,600,000 FACE AMOUNT


                            OPTION 2 DEATH BENEFIT

    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR


             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                  DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING           CASH VALUE
              ASSUMING HYPOTHETICAL                HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                     GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF                RATE OF RETURN OF                RATE OF RETURN OF
POLICY  --------------------------------- -------------------------------  -------------------------------
 YEAR       0%         6%         10%        0%         6%         10%        0%        6%         10%
------  ---------- ---------- ----------- --------  ---------- ----------- -------- ---------- -----------
  1     $1,675,424 $1,680,033 $ 1,683,111 $ 82,493  $   87,101 $    90,179 $ 75,424 $   80,033 $    83,111
  2      1,749,762  1,763,648   1,773,226  156,831     170,716     180,294  149,762    163,648     173,226
  3      1,822,896  1,850,869   1,870,796  222,896     250,869     270,796  222,896    250,869     270,796
  4      1,890,500  1,937,377   1,971,878  290,500     337,377     371,878  290,500    337,377     371,878
  5      1,956,275  2,026,879   2,080,586  356,275     426,879     480,586  356,275    426,879     480,586
  6      2,020,137  2,119,395   2,197,447  420,137     519,395     597,447  420,137    519,395     597,447
  7      2,082,221  2,215,176   2,323,267  482,221     615,176     723,267  482,221    615,176     723,267
  8      2,065,449  2,232,600   2,373,921  465,449     632,600     773,921  465,449    632,600     773,921
  9      2,050,407  2,252,348   2,430,430  450,407     652,348     830,430  450,407    652,348     830,430
 10      2,037,893  2,275,377   2,494,153  437,893     675,377     894,153  437,893    675,377     894,153
 15      1,960,850  2,388,242   2,883,257  360,850     788,242   1,283,257  360,850    788,242   1,283,257
 20      1,861,882  2,504,316   3,450,257  261,882     904,316   1,850,257  261,882    904,316   1,850,257
 25      1,745,953  2,642,378   4,334,259  145,953   1,042,378   2,734,259  145,953  1,042,378   2,734,259
 30                 2,721,783   5,949,858            1,121,783   3,985,387           1,121,783   3,985,387
 35                 2,676,988   7,435,493            1,076,988   5,689,364           1,076,988   5,689,364
 40                 2,375,216   9,721,021              775,216   8,121,021             775,216   8,121,021
 45                 1,621,068  13,136,748               21,068  11,536,748              21,068  11,536,748
 50                            18,017,545                       16,417,545                      16,417,545

   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          UNISEX INSURED ISSUE AGE 50


                 $88,356 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  STANDARD NONSMOKER UNDERWRITING RISK CLASS


                            $1,600,000 FACE AMOUNT


                            OPTION 2 DEATH BENEFIT

    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR


           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.




                 DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING          CASH VALUE
             ASSUMING HYPOTHETICAL               HYPOTHETICAL                ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                   GROSS ANNUAL                     GROSS ANNUAL
END OF         RATE OF RETURN OF              RATE OF RETURN OF                RATE OF RETURN OF
POLICY  -------------------------------- -------------------------------- ----------------------------
YEAR        0%         6%        10%        0%         6%        10%         0%       6%       10%
------  ---------- ---------- ----------  --------  --------  ----------  -------- -------- ----------
  1     $1,672,539 $1,677,055 $1,680,072 $ 79,607   $ 84,123  $   87,141  $ 72,539 $ 77,055 $   80,072
  2      1,743,562  1,757,072  1,766,395  150,630    164,140     173,464   143,562  157,072    166,395
  3      1,812,947  1,840,038  1,859,348  212,947    240,038     259,348   212,947  240,038    259,348
  4      1,880,637  1,926,002  1,959,406  280,637    326,002     359,406   280,637  326,002    359,406
  5      1,946,498  2,014,937  2,067,002  346,498    414,937     467,002   346,498  414,937    467,002
  6      2,010,444  2,106,860  2,182,658  410,444    506,860     582,658   410,444  506,860    582,658
  7      2,072,405  2,201,807  2,306,954  472,405    601,807     706,954   472,405  601,807    706,954
  8      2,053,946  2,216,745  2,354,307  453,946    616,745     754,307   453,946  616,745    754,307
  9      2,034,759  2,231,337  2,404,625  434,759    631,337     804,625   434,759  631,337    804,625
 10      2,014,726  2,245,433  2,458,022  414,726    645,433     858,022   414,726  645,433    858,022
 15      1,894,115  2,298,770  2,771,690  294,115    698,770   1,171,690   294,115  698,770  1,171,690
 20      1,726,121  2,301,071  3,171,903  126,121    701,071   1,571,903   126,121  701,071  1,571,903
 25                 2,208,426  3,668,334             608,426   2,068,334            608,426  2,068,334
 30                 1,924,609  4,229,945             324,609   2,629,945            324,609  2,629,945
 35                            4,745,963                       3,145,963                     3,145,963
 40                            4,986,994                       3,386,994                     3,386,994
 45                            4,623,143                       3,023,143                     3,023,143
 50                            3,073,268                       1,473,268                     1,473,268

   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information, which is available online at our website www.nef.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-888-458-2654 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

   For information about historical values of the Variable Account Sub-Accounts, for Sub-Account transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-888-458-2654.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.




File No. 811-3713

ANNUAL REPORT
DECEMBER 31, 2008

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF
NEW ENGLAND LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Appendix A as of December 31, 2008, and the related statements of operations and changes in net assets for each of the periods presented in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2008, the results of their operations and the changes in their net assets for each of the periods presented in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth
Sub-Account
MSF Western Asset Management U.S. Government
Sub-Account
MSF Western Asset Management Strategic Bond
Opportunities Sub-Account
MSF FI Mid Cap Opportunities Sub-Account
MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF Julius Baer International Stock Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Lehman Brothers Aggregate Bond Index
Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Franklin Templeton Small Cap Growth
Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF MFS Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation
Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation
Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
MSF FI Large Cap Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization
Sub-Account
American Funds Bond Sub-Account
Fidelity VIP Equity-Income Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account

MIST Lazard Mid Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason Partners Aggressive Growth
Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                      MSF MSF BLACKROCK MSF BLACKROCK      MSF MFS
                            ZENITH EQUITY   BOND INCOME  MONEY MARKET TOTAL RETURN
                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                            ------------- ------------- ------------- ------------
ASSETS:
  Investments at fair value $ 376,072,699 $ 109,345,718 $ 274,571,130 $ 90,130,325
  Other receivables                    --           635            --        1,925
  Due from New England Life
     Insurance Company             54,619         5,956        21,223        3,254
                            ------------- ------------- ------------- ------------
       Total Assets           376,127,318   109,352,309   274,592,353   90,135,504
                            ------------- ------------- ------------- ------------
LIABILITIES:
  Other payables                   14,527            --        61,682           --
  Due to New England Life
     Insurance Company                 --        53,018       227,123       16,579
                            ------------- ------------- ------------- ------------
       Total Liabilities           14,527        53,018       288,805       16,579
                            ------------- ------------- ------------- ------------
NET ASSETS                  $ 376,112,791 $ 109,299,291 $ 274,303,548 $ 90,118,925
                            ============= ============= ============= ============

The accompanying notes are an integral part of these financial statements.

                                                                                      MSF WESTERN ASSET
MSF HARRIS OAKMARK        MSF FI MSF LOOMIS SAYLES     MSF DAVIS MSF BLACKROCK LEGACY        MANAGEMENT
     FOCUSED VALUE VALUE LEADERS         SMALL CAP VENTURE VALUE     LARGE CAP GROWTH   U.S. GOVERNMENT
       SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT
------------------ ------------- ----------------- ------------- -------------------- -----------------
      $ 74,268,884  $ 43,330,739     $ 101,932,496 $ 214,253,065        $ 129,725,761       $ 8,134,690
                --         2,607                --            --               14,428                --
            33,376           484            24,076        27,629                4,185               204
------------------ ------------- ----------------- ------------- -------------------- -----------------
        74,302,260    43,333,830       101,956,572   214,280,694          129,744,374         8,134,894
------------------ ------------- ----------------- ------------- -------------------- -----------------
            10,627            --            17,983        24,146                   --             3,633
                --        18,643             4,426            --               23,393            13,227
------------------ ------------- ----------------- ------------- -------------------- -----------------
            10,627        18,643            22,409        24,146               23,393            16,860
------------------ ------------- ----------------- ------------- -------------------- -----------------
      $ 74,291,633  $ 43,315,187     $ 101,934,163 $ 214,256,548        $ 129,720,981       $ 8,118,034
================== ============= ================= ============= ==================== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                               MSF WESTERN ASSET
                            MANAGEMENT STRATEGIC MSF FI MID CAP MSF JENNISON  MSF RUSSELL
                              BOND OPPORTUNITIES  OPPORTUNITIES       GROWTH   2000 INDEX
                                     SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                            -------------------- -------------- ------------ ------------
ASSETS:
  Investments at fair value         $ 12,028,288   $ 13,732,346  $ 4,530,352 $ 16,940,650
  Other receivables                           --         11,955       21,039           --
  Due from New England Life
     Insurance Company                       768            439           60          998
                            -------------------- -------------- ------------ ------------
       Total Assets                   12,029,056     13,744,740    4,551,451   16,941,648
                            -------------------- -------------- ------------ ------------
LIABILITIES:
  Other payables                             130             --           --          149
  Due to New England Life
     Insurance Company                    23,131         16,999       38,481        1,022
                            -------------------- -------------- ------------ ------------
       Total Liabilities                  23,261         16,999       38,481        1,171
                            -------------------- -------------- ------------ ------------
NET ASSETS                          $ 12,005,795   $ 13,727,741  $ 4,512,970 $ 16,940,477
                            ==================== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

    MSF JULIUS BAER   MSF BLACKROCK   MSF METLIFE  MSF LEHMAN BROTHERS MSF MORGAN STANLEY         MSF METLIFE
INTERNATIONAL STOCK STRATEGIC VALUE   STOCK INDEX AGGREGATE BOND INDEX         EAFE INDEX MID CAP STOCK INDEX
        SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
------------------- --------------- ------------- -------------------- ------------------ -------------------
       $ 26,098,385    $ 33,585,943 $ 125,676,061         $ 28,518,442       $ 13,188,283        $ 12,439,976
                 --              --            --                   56                 --                  --
             34,123          16,238         1,351                7,821              1,003               1,592
------------------- --------------- ------------- -------------------- ------------------ -------------------
         26,132,508      33,602,181   125,677,412           28,526,319         13,189,286          12,441,568
------------------- --------------- ------------- -------------------- ------------------ -------------------
             37,764          11,100        28,210                   --              8,537               2,421
                 --              --        64,642               45,166              8,897              22,035
------------------- --------------- ------------- -------------------- ------------------ -------------------
             37,764          11,100        92,852               45,166             17,434              24,456
------------------- --------------- ------------- -------------------- ------------------ -------------------
       $ 26,094,744    $ 33,591,081 $ 125,584,560         $ 28,481,153       $ 13,171,852        $ 12,417,112
=================== =============== ============= ==================== ================== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                MSF FRANKLIN                 MSF NEUBERGER
                                   TEMPLETON   MSF BLACKROCK        BERMAN
                            SMALL CAP GROWTH LARGE CAP VALUE MID CAP VALUE MSF MFS VALUE
                                 SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                            ---------------- --------------- ------------- -------------
ASSETS:
  Investments at fair value      $ 3,520,582     $ 8,913,570  $ 20,014,161   $ 8,437,307
  Other receivables                       --             544            --            --
  Due from New England Life
     Insurance Company                   783             906         9,840        23,514
                            ---------------- --------------- ------------- -------------
       Total Assets                3,521,365       8,915,020    20,024,001     8,460,821
                            ---------------- --------------- ------------- -------------
LIABILITIES:
  Other payables                         112              --        14,199        21,237
  Due to New England Life
     Insurance Company                13,135          18,924            --            --
                            ---------------- --------------- ------------- -------------
       Total Liabilities              13,247          18,924        14,199        21,237
                            ---------------- --------------- ------------- -------------
NET ASSETS                       $ 3,508,118     $ 8,896,096  $ 20,009,802   $ 8,439,584
                            ================ =============== ============= =============

The accompanying notes are an integral part of these financial statements.

                                                                                     MSF METLIFE
MSF T. ROWE PRICE MSF T. ROWE PRICE MSF OPPENHEIMER     MSF BLACKROCK MSF BLACKROCK CONSERVATIVE
 LARGE CAP GROWTH  SMALL CAP GROWTH   GLOBAL EQUITY AGGRESSIVE GROWTH   DIVERSIFIED   ALLOCATION
      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
----------------- ----------------- --------------- ----------------- ------------- ------------
      $ 5,241,989       $ 2,973,715     $ 4,458,418       $ 1,663,838   $ 2,625,339  $ 3,662,087
               --             1,987              --            24,628         3,469           --
            2,516                94           5,796                29           283           --
----------------- ----------------- --------------- ----------------- ------------- ------------
        5,244,505         2,975,796       4,464,214         1,688,495     2,629,091    3,662,087
----------------- ----------------- --------------- ----------------- ------------- ------------
               14                --          12,076                --            --        4,986
               --            13,331              --            30,690        13,864        5,532
----------------- ----------------- --------------- ----------------- ------------- ------------
               14            13,331          12,076            30,690        13,864       10,518
----------------- ----------------- --------------- ----------------- ------------- ------------
      $ 5,244,491       $ 2,962,465     $ 4,452,138       $ 1,657,805   $ 2,615,227  $ 3,651,569
================= ================= =============== ================= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                    MSF METLIFE                               MSF METLIFE
                                CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
                            MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
                                    SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                            ------------------- ------------------- --------------------- ---------------------
ASSETS:
  Investments at fair value         $ 4,394,475        $ 25,994,062          $ 37,410,163           $ 4,948,613
  Other receivables                          --             106,697                12,945                    --
  Due from New England Life
     Insurance Company                       24                  --                    --                 3,671
                            ------------------- ------------------- --------------------- ---------------------
       Total Assets                   4,394,499          26,100,759            37,423,108             4,952,284
                            ------------------- ------------------- --------------------- ---------------------
LIABILITIES:
  Other payables                             --                  --                    --                20,911
  Due to New England Life
     Insurance Company                   15,270             112,845                31,995                    --
                            ------------------- ------------------- --------------------- ---------------------
       Total Liabilities                 15,270             112,845                31,995                20,911
                            ------------------- ------------------- --------------------- ---------------------
NET ASSETS                          $ 4,379,229        $ 25,987,914          $ 37,391,113           $ 4,931,373
                            =================== =================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

                                          AMERICAN FUNDS
     MSF FI AMERICAN FUNDS AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS  FIDELITY VIP
  LARGE CAP         GROWTH  GROWTH-INCOME CAPITALIZATION           BOND EQUITY-INCOME
SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
----------- -------------- -------------- -------------- -------------- -------------
  $ 127,079  $ 127,792,927   $ 80,174,260   $ 40,586,116    $ 9,043,301  $ 81,266,485
         22         16,289             --             --            445         6,687
         --         22,361          4,558         31,637          6,933         1,366
----------- -------------- -------------- -------------- -------------- -------------
    127,101    127,831,577     80,178,818     40,617,753      9,050,679    81,274,538
----------- -------------- -------------- -------------- -------------- -------------
         --             --         17,088         31,070             --            --
      4,224         75,378          7,762             --         24,592        17,231
----------- -------------- -------------- -------------- -------------- -------------
      4,224         75,378         24,850         31,070         24,592        17,231
----------- -------------- -------------- -------------- -------------- -------------
  $ 122,877  $ 127,756,199   $ 80,153,968   $ 40,586,683    $ 9,026,087  $ 81,257,307
=========== ============== ============== ============== ============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            MIST T. ROWE PRICE   MIST PIMCO    MIST RCM MIST LAZARD
                                MID CAP GROWTH TOTAL RETURN  TECHNOLOGY     MID CAP
                                   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                            ------------------ ------------ ----------- -----------
ASSETS:
  Investments at fair value       $ 15,802,161 $ 64,667,439 $ 4,087,938 $ 4,892,087
  Other receivables                         --           --          --         638
  Due from New England Life
     Insurance Company                   3,335       13,339         507       3,278
                            ------------------ ------------ ----------- -----------
       Total Assets                 15,805,496   64,680,778   4,088,445   4,896,003
                            ------------------ ------------ ----------- -----------
LIABILITIES:
  Other payables                         1,695        6,377         696          --
  Due to New England Life
     Insurance Company                  20,253       51,882       2,193      19,249
                            ------------------ ------------ ----------- -----------
       Total Liabilities                21,948       58,259       2,889      19,249
                            ------------------ ------------ ----------- -----------
NET ASSETS                        $ 15,783,548 $ 64,622,519 $ 4,085,556 $ 4,876,754
                            ================== ============ =========== ===========

The accompanying notes are an integral part of these financial statements.

                           MIST                MIST           MIST      MIST MFS
    MIST MET/AIM HARRIS OAKMARK LEGG MASON PARTNERS CLARION GLOBAL      RESEARCH MIST LORD ABBETT
SMALL CAP GROWTH  INTERNATIONAL   AGGRESSIVE GROWTH    REAL ESTATE INTERNATIONAL   BOND DEBENTURE
     SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
---------------- -------------- ------------------- -------------- ------------- ----------------
     $ 2,935,321   $ 28,237,388         $ 1,723,882   $ 13,415,347  $ 96,518,808     $ 29,194,811
              --             --                 540             --       553,178               --
             659          3,632                  42          2,429            --            1,398
---------------- -------------- ------------------- -------------- ------------- ----------------
       2,935,980     28,241,020           1,724,464     13,417,776    97,071,986       29,196,209
---------------- -------------- ------------------- -------------- ------------- ----------------
             534          1,828                  --            403            --            3,608
          13,015         21,101               9,559             --       646,903           39,053
---------------- -------------- ------------------- -------------- ------------- ----------------
          13,549         22,929               9,559            403       646,903           42,661
---------------- -------------- ------------------- -------------- ------------- ----------------
     $ 2,922,431   $ 28,218,091         $ 1,714,905   $ 13,417,373  $ 96,425,083     $ 29,153,548
================ ============== =================== ============== ============= ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008

                                                                     MIST SSGA          MIST PIMCO
                                MIST OPPENHEIMER   MIST SSGA GROWTH AND INCOME INFLATION PROTECTED
                            CAPITAL APPRECIATION  GROWTH ETF               ETF                BOND
                                     SUB-ACCOUNT SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                            -------------------- ----------- ----------------- -------------------
ASSETS:
  Investments at fair value            $ 591,603   $ 539,926         $ 478,151         $ 7,367,451
  Other receivables                        1,173       4,593                --                  --
  Due from New England Life
     Insurance Company                       162          --             8,212                  21
                            -------------------- ----------- ----------------- -------------------
       Total Assets                      592,938     544,519           486,363           7,367,472
                            -------------------- ----------- ----------------- -------------------
LIABILITIES:
  Other payables                              --          --               764               3,506
  Due to New England Life
     Insurance Company                     4,112       8,489            22,596               3,725
                            -------------------- ----------- ----------------- -------------------
       Total Liabilities                   4,112       8,489            23,360               7,231
                            -------------------- ----------- ----------------- -------------------
NET ASSETS                             $ 588,826   $ 536,030         $ 463,003         $ 7,360,241
                            ==================== =========== ================= ===================

The accompanying notes are an integral part of these financial statements.

MIST LEGG MASON MIST BLACKROCK        MIST
   VALUE EQUITY LARGE CAP CORE JANUS FORTY
    SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT
--------------- -------------- -----------
    $ 6,163,599    $ 1,502,739 $ 7,858,616
             --             --         805
         10,329            586          32
--------------- -------------- -----------
      6,173,928      1,503,325   7,859,453
--------------- -------------- -----------
         14,333         10,264       5,698
             --          5,567       6,649
--------------- -------------- -----------
         14,333         15,831      12,347
--------------- -------------- -----------
    $ 6,159,595    $ 1,487,494 $ 7,847,106
=============== ============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                        MSF ZENITH EQUITY
                                                                                              SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                   2008                 2007         2006
                                                         ----------------- ----------------- ---------------
INVESTMENT INCOME:
      Dividends                                            $ 14,811,979          $ 5,502,763  $ 3,979,926
                                                         ----------------- ----------------- ---------------
EXPENSES:
      Mortality and expense risk charges                      3,237,441            4,386,637    4,467,612
                                                         ----------------- ----------------- ---------------
        Total expenses                                        3,237,441            4,386,637    4,467,612
                                                         ----------------- ----------------- ---------------
           Net investment income (loss)                      11,574,538            1,116,126     (487,686)
                                                         ----------------- ----------------- ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             3,786,789                   --           --
      Realized gains (losses) on sale of investments         (6,273,958)           9,513,829    3,349,559
                                                         ----------------- ----------------- ---------------
           Net realized gains (losses)                       (2,487,169)           9,513,829    3,349,559
                                                         ----------------- ----------------- ---------------
      Change in unrealized gains (losses) on investments   (262,186,796)          23,411,344   51,317,310
                                                         ----------------- ----------------- ---------------
      Net realized and unrealized gains (losses)
        on investments                                     (264,673,965)          32,925,173   54,666,869
                                                         ----------------- ----------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (253,099,427)        $ 34,041,299 $ 54,179,183
                                                         ================= ================= ===============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                 MSF BLACKROCK BOND INCOME                MSF BLACKROCK MONEY MARKET
                               SUB-ACCOUNT                               SUB-ACCOUNT
--------------------------------------------- --------------------------------------
        2008           2007           2006           2008         2007          2006
--------------- ----------- ----------------- ----------- ------------ -------------
 $ 6,224,551    $ 4,328,987    $ 7,710,876    $ 7,536,207 $ 10,093,362   $ 4,241,081
--------------- ----------- ----------------- ----------- ------------ -------------
     587,147        679,178        717,365        458,574      427,655       409,635
--------------- ----------- ----------------- ----------- ------------ -------------
     587,147        679,178        717,365        458,574      427,655       409,635
--------------- ----------- ----------------- ----------- ------------ -------------
   5,637,404      3,649,809      6,993,511      7,077,633    9,665,707     3,831,446
--------------- ----------- ----------------- ----------- ------------ -------------
          --             --        131,914             --           --            --
    (625,702)       127,546        (13,781)            --           --            --
--------------- ----------- ----------------- ----------- ------------ -------------
    (625,702)       127,546        118,133             --           --            --
--------------- ----------- ----------------- ----------- ------------ -------------
  (9,757,626)     3,398,540     (2,014,842)            --           --            --
--------------- ----------- ----------------- ----------- ------------ -------------
 (10,383,328)     3,526,086     (1,896,709)            --           --            --
--------------- ----------- ----------------- ----------- ------------ -------------
$ (4,745,924)   $ 7,175,895    $ 5,096,802    $ 7,077,633  $ 9,665,707   $ 3,831,446
=============== =========== ================= =========== ============ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                          MSF MFS TOTAL RETURN
                                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------
                                                                  2008                    2007            2006
                                                         ---------------- ----------------------- ---------------
INVESTMENT INCOME:
      Dividends                                            $ 4,079,839             $ 2,950,145     $ 4,709,688
                                                         ---------------- ----------------------- ---------------
EXPENSES:
      Mortality and expense risk charges                       591,083                 754,803         744,613
                                                         ---------------- ----------------------- ---------------
        Total expenses                                         591,083                 754,803         744,613
                                                         ---------------- ----------------------- ---------------
           Net investment income (loss)                      3,488,756               2,195,342       3,965,075
                                                         ---------------- ----------------------- ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            8,781,212               4,463,515       2,946,345
      Realized gains (losses) on sale of investments        (1,507,092)              1,902,142      (1,226,278)
                                                         ---------------- ----------------------- ---------------
           Net realized gains (losses)                       7,274,120               6,365,657       1,720,067
                                                         ---------------- ----------------------- ---------------
      Change in unrealized gains (losses) on investments   (38,572,100)             (3,417,410)      8,705,063
                                                         ---------------- ----------------------- ---------------
      Net realized and unrealized gains (losses)
        on investments                                     (31,297,980)              2,948,247      10,425,130
                                                         ---------------- ----------------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (27,809,224)            $ 5,143,589    $ 14,390,205
                                                         ================ ======================= ===============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF HARRIS OAKMARK FOCUSED VALUE                                    MSF FI VALUE LEADERS
                                     SUB-ACCOUNT                                             SUB-ACCOUNT
--------------------------------------------------- -------------------------------------------------------
         2008             2007              2006             2008                    2007           2006
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
    $ 467,429      $ 1,048,730         $ 582,752      $ 1,214,533               $ 809,095      $ 958,429
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
      587,563          950,782         1,000,013          381,700                 548,087        557,966
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
      587,563          950,782         1,000,013          381,700                 548,087        557,966
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
     (120,134)          97,948          (417,261)         832,833                 261,008        400,463
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
   14,403,496       23,124,324        17,981,050        6,598,245               7,659,831      2,213,565
   (5,180,014)       8,964,547        10,486,064       (1,302,118)                584,957     (1,027,480)
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
    9,223,482       32,088,871        28,467,114        5,296,127               8,244,788      1,186,085
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
  (76,356,229)     (44,475,207)       (6,779,768)     (35,496,979)             (5,423,442)     7,503,062
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
  (67,132,747)     (12,386,336)       21,687,346      (30,200,852)              2,821,346      8,689,147
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
$ (67,252,881)   $ (12,288,388)     $ 21,270,085    $ (29,368,019)            $ 3,082,354    $ 9,089,610
================ ================ ================= ================ ======================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                             MSF LOOMIS SAYLES SMALL CAP
                                                                                             SUB-ACCOUNT
                                                         --------------------------------------------------
                                                                  2008            2007              2006
                                                         ---------------- --------------- -----------------
INVESTMENT INCOME:
      Dividends                                                   $ --       $ 146,606              $ --
                                                         ---------------- --------------- -----------------
EXPENSES:
      Mortality and expense risk charges                       786,517       1,052,120         1,011,861
                                                         ---------------- --------------- --- -------------
        Total expenses                                         786,517       1,052,120         1,011,861
                                                         ---------------- --------------- --- -------------
           Net investment income (loss)                       (786,517)       (905,514)       (1,011,861)
                                                         ---------------- --------------- --- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                           23,287,469      20,142,285        14,538,332
      Realized gains (losses) on sale of investments        (1,388,773)      3,068,217         2,674,592
                                                         ---------------- --------------- --- -------------
           Net realized gains (losses)                      21,898,696      23,210,502        17,212,924
                                                         ---------------- --------------- --- -------------
      Change in unrealized gains (losses) on investments   (81,893,826)     (3,427,252)        8,523,003
                                                         ---------------- --------------- --- -------------
      Net realized and unrealized gains (losses)
        on investments                                     (59,995,130)     19,783,250        25,735,927
                                                         ---------------- --------------- --- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (60,781,647)   $ 18,877,736      $ 24,724,066
                                                         ================ =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                               MSF DAVIS VENTURE VALUE        MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                           SUB-ACCOUNT                                  SUB-ACCOUNT
------------------------------------------------------ -----------------------------------------------
          2008                       2007         2006          2008            2007           2006
----------------- ----------------------- ------------ ---------------- --------------- --------------
   $ 4,307,292                $ 3,162,666  $ 3,079,024     $ 844,216       $ 431,640      $ 259,843
----------------- ----------------------- ------------ ---------------- --------------- --------------
     1,608,658                  2,172,613    2,091,326     1,087,618       1,322,272      1,306,165
----------------- ----------------------- ------------ ---------------- --------------- --------------
     1,608,658                  2,172,613    2,091,326     1,087,618       1,322,272      1,306,165
----------------- ----------------------- ------------ ---------------- --------------- --------------
     2,698,634                    990,053      987,698      (243,402)       (890,632)    (1,046,322)
----------------- ----------------------- ------------ ---------------- --------------- --------------
     1,792,988                         --           --            --              --             --
     5,754,987                  9,218,751    4,885,353     3,170,643      (5,770,805)   (12,779,112)
----------------- ----------------------- ------------ ---------------- --------------- --------------
     7,547,975                  9,218,751    4,885,353     3,170,643      (5,770,805)   (12,779,112)
----------------- ----------------------- ------------ ---------------- --------------- --------------
  (156,121,836)                 5,528,444   43,007,635   (81,836,157)     42,663,606     21,093,144
----------------- ----------------------- ------------ ---------------- --------------- --------------
  (148,573,861)                14,747,195   47,892,988   (78,665,514)     36,892,801      8,314,032
----------------- ----------------------- ------------ ---------------- --------------- --------------
$ (145,875,227)              $ 15,737,248 $ 48,880,686 $ (78,908,916)   $ 36,002,169    $ 7,267,710
================= ======================= ============ ================ =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                         MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                          SUB-ACCOUNT
                                                         -----------------------------------------------
                                                              2008           2007                2006
                                                         ------------ -------------- -------------------
INVESTMENT INCOME:
      Dividends                                          $ 360,258      $ 180,075           $ 217,962
                                                         ------------ -------------- -------------------
EXPENSES:
      Mortality and expense risk charges                    25,561         48,445              52,571
                                                         ------------ -------------- -------------------
        Total expenses.                                     25,561         48,445              52,571
                                                         ------------ -------------- -------------------
           Net investment income (loss)                    334,697        131,630             165,391
                                                         ------------ -------------- -------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                               --             --                  --
      Realized gains (losses) on sale of investments       (32,547)       548,137            (135,837)
                                                         ------------ -------------- -------------------
           Net realized gains (losses)                     (32,547)       548,137            (135,837)
                                                         ------------ -------------- -------------------
      Change in unrealized gains (losses) on investments  (355,525)      (163,639)            403,509
                                                         ------------ -------------- -------------------
      Net realized and unrealized gains (losses)
        on investments                                    (388,072)       384,498             267,672
                                                         ------------ -------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (53,375)     $ 516,128           $ 433,063
                                                         ============ ============== ===================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES                      MSF FI MID CAP OPPORTUNITIES
                                              SUB-ACCOUNT                                       SUB-ACCOUNT
------------------------------------------------------------ ------------------------------------------------
        2008           2007                          2006             2008           2007             2006
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
   $ 578,046      $ 410,391                     $ 625,265        $ 106,067       $ 45,446          $ 1,790
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
      50,350         62,240                        50,309          128,417        181,049          174,002
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
      50,350         62,240                        50,309          128,417        181,049          174,002
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
     527,696        348,151                       574,956          (22,350)      (135,603)        (172,212)
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
      85,286         14,151                        99,652               --             --               --
    (207,252)       (87,287)                      (87,814)         711,775      2,127,224        1,255,273
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
    (121,966)       (73,136)                       11,838          711,775      2,127,224        1,255,273
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
  (2,667,283)       253,652                         8,968      (18,180,195)       529,109        2,418,061
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
  (2,789,249)       180,516                        20,806      (17,468,420)     2,656,333        3,673,334
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
$ (2,261,553)     $ 528,667                     $ 595,762    $ (17,490,770)   $ 2,520,730      $ 3,501,122
=============== ============== ============================= ================ ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                      MSF JENNISON GROWTH
                                                                                              SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                 2008                   2007         2006
                                                         --------------- ---------------------- ------------
INVESTMENT INCOME:
      Dividends                                             $ 162,179               $ 33,839         $ --
                                                         --------------- ---------------------- ------------
EXPENSES:
      Mortality and expense risk charges                       26,039                 34,144       35,207
                                                         --------------- ---------------------- ------------
        Total expenses                                         26,039                 34,144       35,207
                                                         --------------- ---------------------- ------------
           Net investment income (loss)                       136,140                   (305)     (35,207)
                                                         --------------- ---------------------- ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             559,259                283,769        6,968
      Realized gains (losses) on sale of investments          (51,557)               315,524      343,593
                                                         --------------- ---------------------- ------------
           Net realized gains (losses)                        507,702                599,293      350,561
                                                         --------------- ---------------------- ------------
      Change in unrealized gains (losses) on investments   (3,403,826)               241,138      (97,967)
                                                         --------------- ---------------------- ------------
      Net realized and unrealized gains (losses)
        on investments                                     (2,896,124)               840,431      252,594
                                                         --------------- ---------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (2,759,984)             $ 840,126    $ 217,387
                                                         =============== ====================== ============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                               MSF RUSSELL 2000 INDEX           MSF JULIUS BAER INTERNATIONAL STOCK
                                          SUB-ACCOUNT                                   SUB-ACCOUNT
----------------------------------------------------- ---------------------------------------------
        2008                      2007           2006          2008           2007             2006
--------------- ------------------------- ----------- ---------------- -------------- -------------
   $ 290,859                 $ 268,946      $ 230,031   $ 1,235,182      $ 544,110        $ 729,587
--------------- ------------------------- ----------- ---------------- -------------- -------------
      95,752                   128,128        127,671       184,739        264,117          260,392
--------------- ------------------------- ----------- ---------------- -------------- -------------
      95,752                   128,128        127,671       184,739        264,117          260,392
--------------- ------------------------- ----------- ---------------- -------------- -------------
     195,107                   140,818        102,360     1,050,443        279,993          469,195
--------------- ------------------------- ----------- ---------------- -------------- -------------
   1,141,061                 2,200,968      1,065,026     4,758,995      2,643,262               --
    (902,672)                1,226,017      2,295,212       274,067      2,972,805        3,142,765
--------------- ------------------------- ----------- ---------------- -------------- -------------
     238,389                 3,426,985      3,360,238     5,033,062      5,616,067        3,142,765
--------------- ------------------------- ----------- ---------------- -------------- -------------
  (9,392,380)               (4,104,853)       760,311   (27,502,021)    (1,169,019)       3,874,760
--------------- ------------------------- ----------- ---------------- -------------- -------------
  (9,153,991)                 (677,868)     4,120,549   (22,468,959)     4,447,048        7,017,525
--------------- ------------------------- ----------- ---------------- -------------- -------------
$ (8,958,884)               $ (537,050)   $ 4,222,909 $ (21,418,516)   $ 4,727,041      $ 7,486,720
=============== ========================= =========== ================ ============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                           MSF BLACKROCK STRATEGIC VALUE
                                                                                             SUB-ACCOUNT
                                                         ---------------- -------------------------------
                                                                  2008            2007              2006
                                                         ---------------- --------------- ---------------
INVESTMENT INCOME:
      Dividends                                              $ 274,980       $ 220,789         $ 224,665
                                                         ---------------- --------------- ---------------
EXPENSES:
      Mortality and expense risk charges                       216,757         325,408           335,248
                                                         ---------------- --------------- ---------------
        Total expenses                                         216,757         325,408           335,248
                                                         ---------------- --------------- ---------------
           Net investment income (loss)                         58,223        (104,619)         (110,583)
                                                         ---------------- --------------- ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            4,989,492       8,479,929        13,284,231
      Realized gains (losses) on sale of investments        (3,159,440)      4,161,467         1,764,431
                                                         ---------------- --------------- ---------------
           Net realized gains (losses)                       1,830,052      12,641,396        15,048,662
                                                         ---------------- --------------- ---------------
      Change in unrealized gains (losses) on investments   (24,366,834)    (15,003,565)       (4,163,723)
                                                         ---------------- --------------- ---------------
      Net realized and unrealized gains (losses)
        on investments                                     (22,536,782)     (2,362,169)       10,884,939
                                                         ---------------- --------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (22,478,559)   $ (2,466,788)     $ 10,774,356
                                                         ================ =============== ===============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                 MSF METLIFE STOCK INDEX              MSF LEHMAN BROTHERS AGGREGATE BOND INDEX
                             SUB-ACCOUNT                                           SUB-ACCOUNT
----------------------------------------------------- -----------------------------------------
         2008                       2007         2006        2008        2007            2006
---------------- ----------------------- ------------ ----------- -------------- --------------
  $ 3,545,673                $ 2,398,288  $ 4,372,870 $ 1,328,949 $ 1,404,882    $ 1,293,549
---------------- ----------------------- ------------ ----------- -------------- --------------
      989,797                  1,332,854    1,289,082      97,620      95,544         95,979
---------------- ----------------------- ------------ ----------- -------------- --------------
      989,797                  1,332,854    1,289,082      97,620      95,544         95,979
---------------- ----------------------- ------------ ----------- -------------- --------------
    2,555,876                  1,065,434    3,083,788   1,231,329   1,309,338      1,197,570
---------------- ----------------------- ------------ ----------- -------------- --------------
    7,604,535                  4,661,979    7,462,193          --          --             --
     (987,098)                 3,177,430      685,540     105,937    (421,410)      (259,014)
---------------- ----------------------- ------------ ----------- -------------- --------------
    6,617,437                  7,839,409    8,147,733     105,937    (421,410)      (259,014)
---------------- ----------------------- ------------ ----------- -------------- --------------
  (87,948,781)                 1,523,885   19,171,837     259,517     905,709        151,885
---------------- ----------------------- ------------ ----------- -------------- --------------
  (81,331,344)                 9,363,294   27,319,570     365,454     484,299       (107,129)
---------------- ----------------------- ------------ ----------- -------------- --------------
$ (78,775,468)              $ 10,428,728 $ 30,403,358 $ 1,596,783 $ 1,793,637    $ 1,090,441
================ ======================= ============ =========== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                     MSF MORGAN STANLEY EAFE INDEX
                                                                                       SUB-ACCOUNT
                                                         -----------------------------------------
                                                                 2008           2007          2006
                                                         --------------- ----------- -------------
INVESTMENT INCOME:
      Dividends                                             $ 556,471      $ 410,461     $ 265,198
                                                         --------------- ----------- -------------
EXPENSES:
      Mortality and expense risk charges                       65,961         77,728        59,709
                                                         --------------- ----------- -------------
        Total expenses                                         65,961         77,728        59,709
                                                         --------------- ----------- -------------
           Net investment income (loss)                       490,510        332,733       205,489
                                                         --------------- ----------- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             768,845        218,913            --
      Realized gains (losses) on sale of investments          (87,879)     1,209,367       885,145
                                                         --------------- ----------- -------------
           Net realized gains (losses)                        680,966      1,428,280       885,145
                                                         --------------- ----------- -------------
      Change in unrealized gains (losses) on investments  (10,933,450)       230,293     2,461,504
                                                         --------------- ----------- -------------
      Net realized and unrealized gains (losses)
        on investments                                    (10,252,484)     1,658,573     3,346,649
                                                         --------------- ----------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (9,761,974)   $ 1,991,306   $ 3,552,138
                                                         =============== =========== =============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MSF METLIFE MID CAP STOCK INDEX     MSF FRANKLIN TEMPLETON SMALL CAP GROWTH
                                 SUB-ACCOUNT                                 SUB-ACCOUNT
----------------------------------------------- -----------------------------------------
        2008           2007             2006            2008           2007         2006
--------------- -------------- ---------------- --------------- -------------- ----------
   $ 237,507      $ 145,663        $ 192,747            $ --           $ --         $ --
--------------- -------------- ---------------- --------------- -------------- ----------
      60,565         72,303           61,078          17,260         26,810       28,720
--------------- -------------- ---------------- --------------- -------------- ----------
      60,565         72,303           61,078          17,260         26,810       28,720
--------------- -------------- ---------------- --------------- -------------- ----------
     176,942         73,360          131,669         (17,260)       (26,810)     (28,720)
--------------- -------------- ---------------- --------------- -------------- ----------
   1,565,275        780,511        1,093,970         565,702        510,107      349,716
    (262,769)       656,349        1,024,828        (391,858)       304,907      374,033
--------------- -------------- ---------------- --------------- -------------- ----------
   1,302,506      1,436,860        2,118,798         173,844        815,014      723,749
--------------- -------------- ---------------- --------------- -------------- ----------
  (8,292,595)      (229,825)        (744,231)     (2,800,793)      (481,667)     (40,740)
--------------- -------------- ---------------- --------------- -------------- ----------
  (6,990,089)     1,207,035        1,374,567      (2,626,949)       333,347      683,009
--------------- -------------- ---------------- --------------- -------------- ----------
$ (6,813,147)   $ 1,280,395      $ 1,506,236    $ (2,644,209)     $ 306,537    $ 654,289
=============== ============== ================ =============== ============== ==========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                        MSF BLACKROCK LARGE CAP VALUE
                                                                                          SUB-ACCOUNT
                                                         --------------------------------------------
                                                                 2008           2007             2006
                                                         --------------- -------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 89,531      $ 101,926         $ 80,958
                                                         --------------- -------------- -------------
EXPENSES:
      Mortality and expense risk charges                       35,813         36,677           21,578
                                                         --------------- -------------- -------------
        Total expenses                                         35,813         36,677           21,578
                                                         --------------- -------------- -------------
           Net investment income (loss)                        53,718         65,249           59,380
                                                         --------------- -------------- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             173,636        387,606          396,606
      Realized gains (losses) on sale of investments         (316,157)       359,624          148,622
                                                         --------------- -------------- -------------
           Net realized gains (losses)                       (142,521)       747,230          545,228
                                                         --------------- -------------- -------------
      Change in unrealized gains (losses) on investments   (4,506,164)      (599,618)         598,642
                                                         --------------- -------------- -------------
      Net realized and unrealized gains (losses)
        on investments                                     (4,648,685)       147,612        1,143,870
                                                         --------------- -------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (4,594,967)     $ 212,861      $ 1,203,250
                                                         =============== ============== =============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              MSF NEUBERGER BERMAN MID CAP VALUE                                MSF MFS VALUE
                                     SUB-ACCOUNT                                  SUB-ACCOUNT
------------------------------------------------ --------------------------------------------
         2008           2007             2006            2008             2007           2006
---------------- -------------- ---------------- --------------- ---------------- -----------
    $ 275,511      $ 223,989        $ 180,406       $ 199,973        $ 107,958      $ 103,127
---------------- -------------- ---------------- --------------- ---------------- -----------
      137,772        186,043          178,822          34,250           48,197         52,868
---------------- -------------- ---------------- --------------- ---------------- -----------
      137,772        186,043          178,822          34,250           48,197         52,868
---------------- -------------- ---------------- --------------- ---------------- -----------
      137,739         37,946            1,584         165,723           59,761         50,259
---------------- -------------- ---------------- --------------- ---------------- -----------
      395,700      1,205,537        3,259,000       2,240,549          377,407             --
     (674,625)     1,141,912        1,396,123      (2,858,619)         458,712        704,802
---------------- -------------- ---------------- --------------- ---------------- -----------
     (278,925)     2,347,449        4,655,123        (618,070)         836,119        704,802
---------------- -------------- ---------------- --------------- ---------------- -----------
  (18,036,491)    (1,353,621)        (908,234)     (3,668,833)      (1,411,253)     1,401,637
---------------- -------------- ---------------- --------------- ---------------- -----------
  (18,315,416)       993,828        3,746,889      (4,286,903)        (575,134)     2,106,439
---------------- -------------- ---------------- --------------- ---------------- -----------
$ (18,177,677)   $ 1,031,774      $ 3,748,473    $ (4,121,180)      $ (515,373)   $ 2,156,698
================ ============== ================ =============== ================ ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                 MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                        SUB-ACCOUNT
                                                         ------------------------------------------
                                                                 2008           2007           2006
                                                         --------------- -------------- -----------
INVESTMENT INCOME:
      Dividends                                              $ 40,324       $ 30,054       $ 23,618
                                                         --------------- -------------- -----------
EXPENSES:
      Mortality and expense risk charges                       30,245         32,838         18,139
                                                         --------------- -------------- -----------
        Total expenses                                         30,245         32,838         18,139
                                                         --------------- -------------- -----------
           Net investment income (loss)                        10,079         (2,784)         5,479
                                                         --------------- -------------- -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             385,603         59,691             --
      Realized gains (losses) on sale of investments         (183,295)       282,606        414,265
                                                         --------------- -------------- --- --------
           Net realized gains (losses)                        202,308        342,297        414,265
                                                         --------------- -------------- -----------
      Change in unrealized gains (losses) on investments   (3,914,385)       220,924        274,201
                                                         --------------- -------------- -----------
      Net realized and unrealized gains (losses)
        on investments                                     (3,712,077)       563,221        688,466
                                                         --------------- -------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (3,701,998)     $ 560,437      $ 693,945
                                                         =============== ============== ===========

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF T. ROWE PRICE SMALL CAP GROWTH              MSF OPPENHEIMER GLOBAL EQUITY
                                       SUB-ACCOUNT                                SUB-ACCOUNT
-------------------------------------------------- ------------------------------------------
        2008           2007                2006            2008           2007           2006
--------------- -------------- ------------------- --------------- -------------- -----------
        $ --           $ --                $ --       $ 138,008       $ 67,589       $ 92,861
--------------- -------------- ------------------- --------------- -------------- -----------
      17,563         18,437              13,378          21,781         24,863         16,758
--------------- -------------- ------------------- --------------- -------------- -----------
      17,563         18,437              13,378          21,781         24,863         16,758
--------------- -------------- ------------------- --------------- -------------- -----------
     (17,563)       (18,437)            (13,378)        116,227         42,726         76,103
--------------- -------------- ------------------- --------------- -------------- -----------
     740,694             --                  --         238,499         88,174         71,767
    (456,269)       153,641             148,598        (335,695)       266,756        148,433
--------------- -------------- ------------------- --------------- -------------- -----------
     284,425        153,641             148,598         (97,196)       354,930        220,200
--------------- -------------- ------------------- --------------- -------------- -----------
  (2,161,556)       266,932             (69,411)     (3,021,442)       (64,091)       302,557
--------------- -------------- ------------------- --------------- -------------- -----------
  (1,877,131)       420,573              79,187      (3,118,638)       290,839        522,757
--------------- -------------- ------------------- --------------- -------------- -----------
$ (1,894,694)     $ 402,136            $ 65,809    $ (3,002,411)     $ 333,565      $ 598,860
=============== ============== =================== =============== ============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                          MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                              SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                 2008           2007                 2006
                                                         --------------- -------------- --------------------
INVESTMENT INCOME:
      Dividends                                                  $ --           $ --                 $ --
                                                         --------------- -------------- --------------------
EXPENSES:
      Mortality and expense risk charges                        9,077          6,542                4,379
                                                         --------------- -------------- --------------------
        Total expenses                                          9,077          6,542                4,379
                                                         --------------- -------------- --------------------
           Net investment income (loss)                        (9,077)        (6,542)              (4,379)
                                                         --------------- -------------- --------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                  --             --                   --
      Realized gains (losses) on sale of investments         (124,422)        83,010               53,157
                                                         --------------- -------------- --------------------
           Net realized gains (losses)                       (124,422)        83,010               53,157
                                                         --------------- -------------- --------------------
      Change in unrealized gains (losses) on investments   (1,277,160)       210,386               13,209
                                                         --------------- -------------- --------------------
      Net realized and unrealized gains (losses)
        on investments                                     (1,401,582)       293,396               66,366
                                                         --------------- -------------- --------------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (1,410,659)     $ 286,854             $ 61,987
                                                         =============== ============== ====================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              MSF BLACKROCK DIVERSIFIED            MSF METLIFE CONSERVATIVE ALLOCATION
                            SUB-ACCOUNT                                    SUB-ACCOUNT
-------------------------------------- -----------------------------------------------
      2008           2007         2006       2008           2007           2006
------------- -------------- --------- ------------- -------------- ------------------
  $ 91,130       $ 80,791     $ 75,836   $ 35,432           $ --              $ 15,353
------------- -------------- --------- ------------- -------------- ------------------
     8,576         10,216       10,705     11,357          7,484                 1,896
------------- -------------- --------- ------------- -------------- ------------------
     8,576         10,216       10,705     11,357          7,484                 1,896
------------- -------------- --------- ------------- -------------- ------------------
    82,554         70,575       65,131     24,075         (7,484)               13,457
------------- -------------- --------- ------------- -------------- ------------------
    35,473             --           --     25,431            837                 5,892
   (91,536)       122,433       32,548    (44,955)        79,400                 1,663
------------- -------------- --------- ------------- -------------- ------------------
   (56,063)       122,433       32,548    (19,524)        80,237                 7,555
------------- -------------- --------- ------------- -------------- ------------------
  (959,063)       (15,315)     223,263   (511,558)        26,176                23,520
------------- -------------- --------- ------------- -------------- ------------------
(1,015,126)       107,118      255,811   (531,082)       106,413                31,075
------------- -------------- --------- ------------- -------------- ------------------
$ (932,572)     $ 177,693    $ 320,942 $ (507,007)      $ 98,929              $ 44,532
============= ============== ========= ============= ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                           MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                                               SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2008           2007                    2006
                                                         ------------- -------------- ---------------------
INVESTMENT INCOME:
      Dividends                                            $ 43,814           $ --                 $ 7,682
                                                         ------------- -------------- ---------------------
EXPENSES:
      Mortality and expense risk charges                      9,248          6,272                   1,020
                                                         ------------- -------------- ---------------------
        Total expenses                                        9,248          6,272                   1,020
                                                         ------------- -------------- ---------------------
           Net investment income (loss)                      34,566         (6,272)                  6,662
                                                         ------------- -------------- ---------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            37,687          4,518                   5,267
      Realized gains (losses) on sale of investments        (76,283)        93,567                  (1,515)
                                                         ------------- -------------- ---------------------
           Net realized gains (losses)                      (38,596)        98,085                   3,752
                                                         ------------- -------------- ---------------------
      Change in unrealized gains (losses) on investments   (880,887)        42,349                  37,322
                                                         ------------- -------------- ---------------------
      Net realized and unrealized gains (losses)
        on investments                                     (919,483)       140,434                  41,074
                                                         ------------- -------------- ---------------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (884,917)     $ 134,162                $ 47,736
                                                         ============= ============== =====================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MSF METLIFE MODERATE ALLOCATION MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                 SUB-ACCOUNT                                   SUB-ACCOUNT
-------------------------------------------- ---------------------------------------------
        2008           2007             2006          2008           2007             2006
--------------- -------------- ------------- ---------------- -------------- -------------
   $ 277,332       $ 46,442        $ 193,892     $ 353,956       $ 69,019        $ 105,754
--------------- -------------- ------------- ---------------- -------------- -------------
      72,750         55,629           22,851       116,324         92,683           33,391
--------------- -------------- ------------- ---------------- -------------- -------------
      72,750         55,629           22,851       116,324         92,683           33,391
--------------- -------------- ------------- ---------------- -------------- -------------
     204,582         (9,187)         171,041       237,632        (23,664)          72,363
--------------- -------------- ------------- ---------------- -------------- -------------
     337,622         32,152          271,127       655,750         39,440          269,137
    (506,792)       340,089           68,899    (1,301,360)       600,792           97,892
--------------- -------------- ------------- ---------------- -------------- -------------
    (169,170)       372,241          340,026      (645,610)       640,232          367,029
--------------- -------------- ------------- ---------------- -------------- -------------
  (9,079,190)       434,465          763,970   (18,090,727)       110,236        1,414,416
--------------- -------------- ------------- ---------------- -------------- -------------
  (9,248,360)       806,706        1,103,996   (18,736,337)       750,468        1,781,445
--------------- -------------- ------------- ---------------- -------------- -------------
$ (9,043,778)     $ 797,519      $ 1,275,037 $ (18,498,705)     $ 726,804      $ 1,853,808
=============== ============== ============= ================ ============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                  MSF METLIFE AGGRESSIVE ALLOCATION
                                                                                        SUB-ACCOUNT
                                                         ------------------------------------------
                                                                 2008           2007           2006
                                                         --------------- -------------- -----------
INVESTMENT INCOME:
      Dividends                                              $ 48,840       $ 15,959       $ 11,554
                                                         --------------- -------------- -----------
EXPENSES:
      Mortality and expense risk charges                       21,390         23,833          6,252
                                                         --------------- -------------- -----------
        Total expenses                                         21,390         23,833          6,252
                                                         --------------- -------------- -----------
           Net investment income (loss)                        27,450         (7,874)         5,302
                                                         --------------- -------------- -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             178,696         10,196         48,490
      Realized gains (losses) on sale of investments         (375,221)       107,011         19,663
                                                         --------------- -------------- -----------
           Net realized gains (losses)                       (196,525)       117,207         68,153
                                                         --------------- -------------- -----------
      Change in unrealized gains (losses) on investments   (2,999,497)       (66,432)       190,262
                                                         --------------- -------------- -----------
      Net realized and unrealized gains (losses)
        on investments                                     (3,196,022)        50,775        258,415
                                                         --------------- -------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (3,168,572)      $ 42,901      $ 263,717
                                                         =============== ============== ===========

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                   MSF FI LARGE CAP                                     AMERICAN FUNDS GROWTH
                                        SUB-ACCOUNT                                               SUB-ACCOUNT
----------------------------------------------------- -------------------------------------------------------
      2008                2007             2006 (a)             2008                     2007            2006
------------- ------------------- ------------------- ----------------- ------------------------ ------------
      $ --               $ 201                $ --       $ 1,556,556              $ 1,808,360     $ 1,615,103
------------- ------------------- ------------------- ----------------- ------------------------ ------------
       500                 450                  14           744,417                  931,420         840,501
------------- ------------------- ------------------- ----------------- ------------------------ ------------
       500                 450                  14           744,417                  931,420         840,501
------------- ------------------- ------------------- ----------------- ------------------------ ------------
      (500)               (249)                (14)          812,139                  876,940         774,602
------------- ------------------- ------------------- ----------------- ------------------------ ------------
        --               8,351                  --        21,792,018               15,721,386       1,235,025
   (12,737)             (1,581)                  3           458,009               13,121,698       5,192,349
------------- ------------------- ------------------- ----------------- ------------------------ ------------
   (12,737)              6,770                   3        22,250,027               28,843,084       6,427,374
------------- ------------------- ------------------- ----------------- ------------------------ ------------
   (90,232)             (2,362)              1,229      (125,330,285)              (4,084,594)     11,430,058
------------- ------------------- ------------------- ----------------- ------------------------ ------------
  (102,969)              4,408               1,232      (103,080,258)              24,758,490      17,857,432
------------- ------------------- ------------------- ----------------- ------------------------ ------------
$ (103,469)            $ 4,159             $ 1,218    $ (102,268,119)            $ 25,635,430    $ 18,632,034
============= =================== =================== ================= ======================== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                           AMERICAN FUNDS GROWTH-INCOME
                                                                                            SUB-ACCOUNT
                                                         ----------------------------------------------
                                                                  2008           2007              2006
                                                         ---------------- -------------- --------------
INVESTMENT INCOME:
      Dividends                                            $ 1,921,383    $ 2,024,719       $ 1,767,133
                                                         ---------------- -------------- --------------
EXPENSES:
      Mortality and expense risk charges                       376,200        467,907           423,392
                                                         ---------------- -------------- --------------
        Total expenses                                         376,200        467,907           423,392
                                                         ---------------- -------------- --------------
           Net investment income (loss)                      1,545,183      1,556,812         1,343,741
                                                         ---------------- -------------- --------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            7,275,526      4,240,718         2,556,084
      Realized gains (losses) on sale of investments          (689,543)     4,528,995         4,285,244
                                                         ---------------- -------------- --------------
           Net realized gains (losses)                       6,585,983      8,769,713         6,841,328
                                                         ---------------- -------------- --------------
      Change in unrealized gains (losses) on investments   (58,119,608)    (4,583,687)        7,262,226
                                                         ---------------- -------------- --------------
      Net realized and unrealized gains (losses)
        on investments                                     (51,533,625)     4,186,026        14,103,554
                                                         ---------------- -------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (49,988,442)   $ 5,742,838      $ 15,447,295
                                                         ================ ============== ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                     AMERICAN FUNDS BOND
                               SUB-ACCOUNT                             SUB-ACCOUNT
------------------------------------------ ---------------------------------------
         2008            2007         2006       2008          2007     2006 (a)
---------------- ------------ ------------ ------------- ------------- -----------
         $ --     $ 2,390,291    $ 265,030  $ 548,142     $ 602,879     $ 5,629
---------------- ------------ ------------ ------------- ------------- -----------
      278,181         352,106      262,581     38,925        29,462       4,908
---------------- ------------ ------------ ------------- ------------- -----------
      278,181         352,106      262,581     38,925        29,462       4,908
---------------- ------------ ------------ ------------- ------------- -----------
     (278,181)      2,038,185        2,449    509,217       573,417         721
---------------- ------------ ------------ ------------- ------------- -----------
    9,590,058       6,097,376    2,961,958     23,854            --          --
   (1,074,770)      4,426,929    2,972,183   (154,657)       35,969         (45)
---------------- ------------ ------------ ------------- ------------- -----------
    8,515,288      10,524,305    5,934,141   (130,803)       35,969         (45)
---------------- ------------ ------------ ------------- ------------- -----------
  (56,146,086)      1,634,253    6,069,880 (1,316,561)     (437,728)     90,784
---------------- ------------ ------------ ------------- ------------- -----------
  (47,630,798)     12,158,558   12,004,021 (1,447,364)     (401,759)     90,739
---------------- ------------ ------------ ------------- ------------- -----------
$ (47,908,979)   $ 14,196,743 $ 12,006,470 $ (938,147)    $ 171,658    $ 91,460
================ ============ ============ ============= ============= ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                 FIDELITY VIP EQUITY-INCOME
                                                                                                SUB-ACCOUNT
                                                         --------------------------------------------------
                                                                  2008                 2007            2006
                                                         ---------------- -------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 3,014,160          $ 3,064,817     $ 5,504,500
                                                         ---------------- -------------------- ------------
EXPENSES:
      Mortality and expense risk charges                       735,886            1,045,345         988,690
                                                         ---------------- -------------------- ------------
        Total expenses                                         735,886            1,045,345         988,690
                                                         ---------------- -------------------- ------------
           Net investment income (loss)                      2,278,274            2,019,472       4,515,810
                                                         ---------------- -------------------- ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              133,588           13,515,291      19,947,649
      Realized gains (losses) on sale of investments        (3,516,318)           2,864,369       3,302,552
                                                         ---------------- -------------------- ------------
           Net realized gains (losses)                      (3,382,730)          16,379,660      23,250,201
                                                         ---------------- -------------------- ------------
      Change in unrealized gains (losses) on investments   (63,561,281)         (16,083,412)      1,879,953
                                                         ---------------- -------------------- ------------
      Net realized and unrealized gains (losses)
        on investments                                     (66,944,011)             296,248      25,130,154
                                                         ---------------- -------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (64,665,737)         $ 2,315,720    $ 29,645,964
                                                         ================ ==================== ============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MIST T. ROWE PRICE MID CAP GROWTH                     MIST PIMCO TOTAL RETURN
                                  SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------------ ----------------------------------------
         2008           2007             2006           2008             2007        2006
---------------- -------------- ---------------- -------------- ------------- -----------
     $ 15,074       $ 54,866             $ --    $ 2,434,587      $ 1,944,178 $ 1,199,023
---------------- -------------- ---------------- -------------- ------------- -----------
       91,996        101,197           87,596        229,754          203,511     188,799
---------------- -------------- ---------------- -------------- ------------- -----------
       91,996        101,197           87,596        229,754          203,511     188,799
---------------- -------------- ---------------- -------------- ------------- -----------
      (76,922)       (46,331)         (87,596)     2,204,833        1,740,667   1,010,224
---------------- -------------- ---------------- -------------- ------------- -----------
    2,649,171      1,046,424          660,383      1,481,179               --      17,702
     (518,520)     1,737,033          638,410         33,875           35,653       4,333
---------------- -------------- ---------------- -------------- ------------- -----------
    2,130,651      2,783,457        1,298,793      1,515,054           35,653      22,035
---------------- -------------- ---------------- -------------- ------------- -----------
  (12,799,749)       895,981          (53,103)    (3,610,480)       2,098,892   1,194,931
---------------- -------------- ---------------- -------------- ------------- -----------
  (10,669,098)     3,679,438        1,245,690     (2,095,426)       2,134,545   1,216,966
---------------- -------------- ---------------- -------------- ------------- -----------
$ (10,746,020)   $ 3,633,107      $ 1,158,094      $ 109,407      $ 3,875,212 $ 2,227,190
================ ============== ================ ============== ============= ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                              MIST RCM TECHNOLOGY
                                                                                      SUB-ACCOUNT
                                                         -----------------------------------------
                                                                 2008           2007         2006
                                                         --------------- -------------- ----------
INVESTMENT INCOME:
      Dividends                                             $ 758,950           $ --         $ --
                                                         --------------- -------------- ----------
EXPENSES:
      Mortality and expense risk charges                       21,246         18,206       14,830
                                                         --------------- -------------- ----------
        Total expenses                                         21,246         18,206       14,830
                                                         --------------- -------------- ----------
           Net investment income (loss)                       737,704        (18,206)     (14,830)
                                                         --------------- -------------- ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                           1,583,543        151,685           --
      Realized gains (losses) on sale of investments         (438,483)       502,076       28,396
                                                         --------------- -------------- ----------
           Net realized gains (losses)                      1,145,060        653,761       28,396
                                                         --------------- -------------- ----------
      Change in unrealized gains (losses) on investments   (5,060,257)       595,431      157,821
                                                         --------------- -------------- ----------
      Net realized and unrealized gains (losses)
        on investments                                     (3,915,197)     1,249,192      186,217
                                                         --------------- -------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (3,177,493)   $ 1,230,986    $ 171,387
                                                         =============== ============== ==========

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                       MIST LAZARD MID CAP               MIST MET/AIM SMALL CAP GROWTH
                               SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------ ----------------------------------------------
        2008             2007         2006         2008           2007            2006
--------------- ---------------- --------- --------------- -------------- ---------------
    $ 91,693         $ 57,415     $ 32,928         $ --           $ --            $ --
--------------- ---------------- --------- --------------- -------------- ---------------
      29,993           41,294       28,902       16,506         19,748          19,305
--------------- ---------------- --------- --------------- -------------- ---------------
      29,993           41,294       28,902       16,506         19,748          19,305
--------------- ---------------- --------- --------------- -------------- ---------------
      61,700           16,121        4,026      (16,506)       (19,748)        (19,305)
--------------- ---------------- --------- --------------- -------------- ---------------
     558,618          786,878      723,389      407,793         69,016         561,530
    (616,394)          35,802       42,786     (210,366)       268,048         213,397
--------------- ---------------- --------- --------------- -------------- ---------------
     (57,776)         822,680      766,175      197,427        337,064         774,927
--------------- ---------------- --------- --------------- -------------- ---------------
  (3,177,298)      (1,252,571)      60,580   (2,172,723)       171,391        (225,798)
--------------- ---------------- --------- --------------- -------------- ---------------
  (3,235,074)        (429,891)     826,755   (1,975,296)       508,455         549,129
--------------- ---------------- --------- --------------- -------------- ---------------
$ (3,173,374)      $ (413,770)   $ 830,781 $ (1,991,802)     $ 488,707       $ 529,824
=============== ================ ========= =============== ============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                     MIST HARRIS OAKMARK INTERNATIONAL
                                                                                           SUB-ACCOUNT
                                                         ---------------------------------------------
                                                                  2008           2007             2006
                                                         ---------------- -------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 837,279      $ 536,334        $ 963,939
                                                         ---------------- -------------- -------------
EXPENSES:
      Mortality and expense risk charges                       166,885        245,138          163,035
                                                         ---------------- -------------- -------------
        Total expenses                                         166,885        245,138          163,035
                                                         ---------------- -------------- -------------
           Net investment income (loss)                        670,394        291,196          800,904
                                                         ---------------- -------------- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            7,168,428      4,601,954        2,406,268
      Realized gains (losses) on sale of investments        (2,993,161)     3,272,828        1,074,798
                                                         ---------------- -------------- -------------
           Net realized gains (losses)                       4,175,267      7,874,782        3,481,066
                                                         ---------------- -------------- -------------
      Change in unrealized gains (losses) on investments   (25,488,640)    (9,052,128)       5,394,065
                                                         ---------------- -------------- -------------
      Net realized and unrealized gains (losses)
        on investments                                     (21,313,373)    (1,177,346)       8,875,131
                                                         ---------------- -------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (20,642,979)    $ (886,150)     $ 9,676,035
                                                         ================ ============== =============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH                  MIST CLARION GLOBAL REAL ESTATE
                               SUB-ACCOUNT                                      SUB-ACCOUNT
-------------------------------------------------------------------------------------------
        2008           2007           2006            2008            2007             2006
--------------- -------------- -------------- --------------- --------------- -------------
       $ 364        $ 6,982           $ --       $ 404,650       $ 303,897        $ 187,018
--------------- -------------- -------------- --------------- --------------- -------------
      10,096         13,291         15,055          76,521         115,932           79,737
--------------- -------------- -------------- --------------- --------------- -------------
      10,096         13,291         15,055          76,521         115,932           79,737
--------------- -------------- -------------- --------------- --------------- -------------
      (9,732)        (6,309)       (15,055)        328,129         187,965          107,281
--------------- -------------- -------------- --------------- --------------- -------------
      20,303        284,333        203,518       1,960,389       2,435,217          888,402
    (138,315)        41,658        284,271      (1,402,537)      1,183,037          832,878
--------------- -------------- -------------- --------------- --------------- -------------
    (118,012)       325,991        487,789         557,852       3,618,254        1,721,280
--------------- -------------- -------------- --------------- --------------- -------------
  (1,008,306)      (250,410)      (542,275)    (10,483,737)     (8,438,976)       3,634,132
--------------- -------------- -------------- --------------- --------------- -------------
  (1,126,318)        75,581        (54,486)     (9,925,885)     (4,820,722)       5,355,412
--------------- -------------- -------------- --------------- --------------- -------------
$ (1,136,050)      $ 69,272      $ (69,541)   $ (9,597,756)   $ (4,632,757)     $ 5,462,693
=============== ============== ============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                       MIST MFS RESEARCH INTERNATIONAL
                                                                                           SUB-ACCOUNT
                                                         ---------------------------------------------
                                                                  2008           2007             2006
                                                         ---------------- -------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 452,759      $ 254,062        $ 114,246
                                                         ---------------- -------------- -------------
EXPENSES:
      Mortality and expense risk charges                       527,628         76,591           33,607
                                                         ---------------- -------------- -------------
        Total expenses                                         527,628         76,591           33,607
                                                         ---------------- -------------- -------------
           Net investment income (loss)                        (74,869)       177,471           80,639
                                                         ---------------- -------------- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            2,294,576      2,475,350          449,149
      Realized gains (losses) on sale of investments        (3,491,912)        76,075          461,623
                                                         ---------------- -------------- -------------
           Net realized gains (losses)                      (1,197,336)     2,551,425          910,772
                                                         ---------------- -------------- -------------
      Change in unrealized gains (losses) on investments   (68,263,188)      (534,417)         533,798
                                                         ---------------- -------------- -------------
      Net realized and unrealized gains (losses)
        on investments                                     (69,460,524)     2,017,008        1,444,570
                                                         ---------------- -------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (69,535,393)   $ 2,194,479      $ 1,525,209
                                                         ================ ============== =============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MIST LORD ABBETT BOND DEBENTURE     MIST OPPENHEIMER CAPITAL APPRECIATION
                              SUB-ACCOUNT                               SUB-ACCOUNT
-------------------------------------------- -----------------------------------------
        2008           2007          2006          2008           2007         2006
--------------- ----------- ---------------- ------------- -------------- ------------
 $ 1,552,944    $ 2,071,611   $ 2,392,153      $ 32,714          $ 569        $ 670
--------------- ----------- ---------------- ------------- -------------- ------------
     149,430        172,086       138,690         3,074          2,466        1,113
--------------- ----------- ---------------- ------------- -------------- ------------
     149,430        172,086       138,690         3,074          2,466        1,113
--------------- ----------- ---------------- ------------- -------------- ------------
   1,403,514      1,899,525     2,253,463        29,640         (1,897)        (443)
--------------- ----------- ---------------- ------------- -------------- ------------
     538,626         47,775            --       239,465         25,435        1,527
    (453,240)       194,210       (42,854)     (145,043)        38,860        1,008
--------------- ----------- ---------------- ------------- -------------- ------------
      85,386        241,985       (42,854)       94,422         64,295        2,535
--------------- ----------- ---------------- ------------- -------------- ------------
  (8,532,743)       237,120       840,461      (620,791)       (22,990)      16,452
--------------- ----------- ---------------- ------------- -------------- ------------
  (8,447,357)       479,105       797,607      (526,369)        41,305       18,987
--------------- ----------- ---------------- ------------- -------------- ------------
$ (7,043,843)   $ 2,378,630   $ 3,051,070    $ (496,729)      $ 39,408     $ 18,544
=============== =========== ================ ============= ============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                 MIST SSGA GROWTH ETF
                                                                                          SUB-ACCOUNT
                                                         --------------------------------------------
                                                               2008            2007          2006 (a)
                                                         ------------- --------------- --------------
INVESTMENT INCOME:
      Dividends                                            $ 11,978            $ --             $ 958
                                                         ------------- --------------- --------------
EXPENSES:
      Mortality and expense risk charges                      2,131           2,198                54
                                                         ------------- --------------- --------------
        Total expenses                                        2,131           2,198                54
                                                         ------------- --------------- --------------
           Net investment income (loss)                       9,847          (2,198)              904
                                                         ------------- --------------- --------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            14,981              --               200
      Realized gains (losses) on sale of investments       (100,736)          5,211                30
                                                         ------------- --------------- --------------
           Net realized gains (losses)                      (85,755)          5,211               230
                                                         ------------- --------------- --------------
      Change in unrealized gains (losses) on investments   (157,789)         12,959               663
                                                         ------------- --------------- --------------
      Net realized and unrealized gains (losses)
        on investments                                     (243,544)         18,170               893
                                                         ------------- --------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (233,697)       $ 15,972           $ 1,797
                                                         ============= =============== ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MIST SSGA GROWTH AND INCOME ETF         MIST PIMCO INFLATION PROTECTED BOND
                                    SUB-ACCOUNT                                 SUB-ACCOUNT
----------------------------------------------- -------------------------------------------
      2008           2007              2006 (a)          2008        2007       2006 (a)
------------- -------------- ------------------ ------------- ----------- -----------------
  $ 13,471            $ 1                 $ 518  $ 186,099        $ 6,107           $ --
------------- -------------- ------------------ ------------- ----------- -----------------
       964            402                     1     20,050          1,990            304
------------- -------------- ------------------ ------------- ----------- -----------------
       964            402                     1     20,050          1,990            304
------------- -------------- ------------------ ------------- ----------- -----------------
    12,507           (401)                  517    166,049          4,117           (304)
------------- -------------- ------------------ ------------- ----------- -----------------
    14,616             16                    --      9,826             --             --
  (113,772)         2,297                    57   (156,044)         6,584          3,457
------------- -------------- ------------------ ------------- ----------- -----------------
   (99,156)         2,313                    57   (146,218)         6,584          3,457
------------- -------------- ------------------ ------------- ----------- -----------------
  (152,331)         3,249                   261   (887,227)        60,630           (646)
------------- -------------- ------------------ ------------- ----------- -----------------
  (251,487)         5,562                   318 (1,033,445)        67,214          2,811
------------- -------------- ------------------ ------------- ----------- -----------------
$ (238,980)       $ 5,161                 $ 835 $ (867,396)      $ 71,331        $ 2,507
============= ============== ================== ============= =========== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                           MIST LEGG MASON VALUE EQUITY
                                                                                            SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                 2008            2007          2006 (a)
                                                         --------------- --------------- ----------------
INVESTMENT INCOME:
      Dividends                                              $ 34,888           $ 571         $ 24,458
                                                         --------------- --------------- ----------------
EXPENSES:
      Mortality and expense risk charges                       51,909          90,453           59,974
                                                         --------------- --------------- ----------------
        Total expenses                                         51,909          90,453           59,974
                                                         --------------- --------------- ----------------
           Net investment income (loss)                       (17,021)        (89,882)         (35,516)
                                                         --------------- --------------- ----------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             475,557          19,247          324,347
      Realized gains (losses) on sale of investments         (902,497)        165,623           (1,762)
                                                         --------------- --------------- ----------------
           Net realized gains (losses)                       (426,940)        184,870          322,585
                                                         --------------- --------------- ----------------
      Change in unrealized gains (losses) on investments   (7,398,268)     (1,096,137)         915,746
                                                         --------------- --------------- ----------------
      Net realized and unrealized gains (losses)
        on investments                                     (7,825,208)       (911,267)       1,238,331
                                                         --------------- --------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (7,842,229)   $ (1,001,149)     $ 1,202,815
                                                         =============== =============== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

 MIST BLACKROCK LARGE CAP CORE               MIST JANUS FORTY
                   SUB-ACCOUNT                    SUB-ACCOUNT
-------------------------------- ------------------------------
      2008            2007 (b)           2008        2007 (b)
------------- ------------------ --------------- --------------
  $ 13,138               $ --       $ 438,129           $ --
------------- ------------------ --------------- --------------
     3,266              2,290          38,936          5,703
------------- ------------------ --------------- --------------
     3,266              2,290          38,936          5,703
------------- ------------------ --------------- --------------
     9,872             (2,290)        399,193         (5,703)
------------- ------------------ --------------- --------------
    85,823                 --         189,623             --
  (146,922)             1,835        (465,203)        32,447
------------- ------------------ --------------- --------------
   (61,099)             1,835        (275,580)        32,447
------------- ------------------ --------------- --------------
  (802,205)            17,789      (5,405,174)       325,311
------------- ------------------ --------------- --------------
  (863,304)            19,624      (5,680,754)       357,758
------------- ------------------ --------------- --------------
$ (853,432)          $ 17,334    $ (5,281,561)     $ 352,055
============= ================== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                          MSF ZENITH EQUITY
                                                                                                SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                              2008                 2007             2006
                                                     ---------------- -------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 11,574,538          $ 1,116,126       $ (487,686)
  Net realized gains (losses)                           (2,487,169)           9,513,829        3,349,559
  Change in unrealized gains (losses) on investments  (262,186,796)          23,411,344       51,317,310
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                (253,099,427)          34,041,299       54,179,183
                                                     ---------------- -------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          43,306,913           48,982,296       57,108,890
  Net transfers (including fixed account)               (6,827,958)         (16,648,229)     (13,281,803)
  Policy charges                                       (24,248,505)         (28,682,505)     (32,125,034)
  Transfers for policy benefits and terminations       (71,327,561)         (83,441,462)     (92,360,514)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (59,097,111)         (79,789,900)     (80,658,461)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets            (312,196,538)         (45,748,601)     (26,479,278)
NET ASSETS:
  Beginning of period                                  688,309,329          734,057,930      760,537,208
                                                     ---------------- -------------------- ----------------
  End of period                                      $ 376,112,791        $ 688,309,329    $ 734,057,930
                                                     ================ ==================== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                      MSF BLACKROCK BOND INCOME                        MSF BLACKROCK MONEY MARKET
                                    SUB-ACCOUNT                                       SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
         2008             2007             2006             2008             2007            2006
---------------- ----------------   -------------- ---------------- ---------------- ---------------
  $ 5,637,404      $ 3,649,809      $ 6,993,511      $ 7,077,633      $ 9,665,707     $ 3,831,446
     (625,702)         127,546          118,133               --               --              --
   (9,757,626)       3,398,540       (2,014,842)              --               --              --
---------------- ----------------   -------------- ---------------- ---------------- ---------------
   (4,745,924)       7,175,895        5,096,802        7,077,633        9,665,707       3,831,446
---------------- ----------------   -------------- ---------------- ---------------- ---------------
   10,906,811       13,102,069       15,774,530       97,988,519       98,073,424     135,699,752
     (687,429)      (3,553,929)      (1,868,717)     (54,146,220)      93,437,588    (100,453,140)
   (8,343,836)      (8,076,177)      (8,943,481)     (10,599,067)      (9,650,087)    (10,769,926)
  (14,451,703)     (17,053,383)     (11,632,711)     (27,598,762)     (28,514,588)    (21,985,731)
---------------- ----------------   -------------- ---------------- ---------------- ---------------
  (12,576,157)     (15,581,420)      (6,670,379)       5,644,470      153,346,337       2,490,955
---------------- ----------------   -------------- ---------------- ---------------- ---------------
  (17,322,081)      (8,405,525)      (1,573,577)      12,722,103      163,012,044       6,322,401
  126,621,372      135,026,897      136,600,474      261,581,445       98,569,401      92,247,000
---------------- ----------------   -------------- ---------------- ---------------- ---------------
$ 109,299,291    $ 126,621,372    $ 135,026,897    $ 274,303,548    $ 261,581,445    $ 98,569,401
================ ================ ================ ================ ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                   MSF MFS TOTAL RETURN
                                                                                            SUB-ACCOUNT
                                                     -----------------------------------------------------
                                                             2008                 2007             2006
                                                     --------------- -------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 3,488,756          $ 2,195,342      $ 3,965,075
  Net realized gains (losses)                           7,274,120            6,365,657        1,720,067
  Change in unrealized gains (losses) on investments  (38,572,100)          (3,417,410)       8,705,063
                                                     --------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                (27,809,224)           5,143,589       14,390,205
                                                     --------------- -------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         10,737,057           12,200,489       13,733,135
  Net transfers (including fixed account)              (2,587,569)          (2,098,624)         294,564
  Policy charges                                       (8,130,387)          (9,076,745)      (9,257,656)
  Transfers for policy benefits and terminations      (10,522,920)         (12,959,163)     (13,537,678)
                                                     --------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (10,503,819)         (11,934,043)      (8,767,635)
                                                     --------------- -------------------- ----------------
     Net increase (decrease) in net assets            (38,313,043)          (6,790,454)       5,622,570
NET ASSETS:
  Beginning of period                                 128,431,968          135,222,422      129,599,852
                                                     --------------- -------------------- ----------------
  End of period.                                     $ 90,118,925        $ 128,431,968    $ 135,222,422
                                                     =============== ==================== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF HARRIS OAKMARK FOCUSED VALUE                               MSF FI VALUE LEADERS
                                     SUB-ACCOUNT                                        SUB-ACCOUNT
--------------------------------------------------- --------------------------------------------------
        2008             2007               2006            2008               2007            2006
--------------- ----------------   ---------------- --------------- ------------------ ---------------
  $ (120,134)        $ 97,948         $ (417,261)      $ 832,833          $ 261,008       $ 400,463
   9,223,482       32,088,871         28,467,114       5,296,127          8,244,788       1,186,085
 (76,356,229)     (44,475,207)        (6,779,768)    (35,496,979)        (5,423,442)      7,503,062
--------------- ----------------   ---------------- --------------- ------------------ ---------------
 (67,252,881)     (12,288,388)        21,270,085     (29,368,019)         3,082,354       9,089,610
--------------- ----------------   ---------------- --------------- ------------------ ---------------
  14,391,716       17,550,825         20,240,462       6,269,557          7,145,787       8,012,599
  (9,163,920)      (9,114,711)        (6,984,833)     (1,690,877)        (3,058,805)     (1,419,862)
  (7,712,303)     (10,337,802)       (11,758,335)     (4,182,550)        (4,894,875)     (5,258,146)
 (13,853,477)     (21,517,389)       (20,553,354)     (6,632,847)       (10,114,059)     (7,262,710)
--------------- ----------------   ---------------- --------------- ------------------ ---------------
 (16,337,984)     (23,419,077)       (19,056,060)     (6,236,717)       (10,921,952)     (5,928,119)
--------------- ----------------   ---------------- --------------- ------------------ ---------------
 (83,590,865)     (35,707,465)         2,214,025     (35,604,736)        (7,839,598)      3,161,491
 157,882,498      193,589,963        191,375,938      78,919,923         86,759,521      83,598,030
--------------- ----------------   ---------------- --------------- ------------------ ---------------
$ 74,291,633    $ 157,882,498      $ 193,589,963    $ 43,315,187       $ 78,919,923    $ 86,759,521
=============== ================   ================ =============== ================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                          MSF LOOMIS SAYLES SMALL CAP
                                                                                          SUB-ACCOUNT
                                                     ------------------------------------------------
                                                              2008             2007             2006
                                                     ---------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (786,517)      $ (905,514)    $ (1,011,861)
  Net realized gains (losses)                           21,898,696       23,210,502       17,212,924
  Change in unrealized gains (losses) on investments   (81,893,826)      (3,427,252)       8,523,003
                                                     ---------------- ---------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 (60,781,647)      18,877,736       24,724,066
                                                     ---------------- ---------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          13,175,949       14,774,231       15,721,567
  Net transfers (including fixed account)               (1,026,355)      (1,641,025)       1,490,346
  Policy charges                                        (8,533,968)      (9,578,386)     (10,054,115)
  Transfers for policy benefits and terminations       (15,328,043)     (19,552,476)     (17,447,756)
                                                     ---------------- ---------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (11,712,417)     (15,997,656)     (10,289,958)
                                                     ---------------- ---------------- --------------
     Net increase (decrease) in net assets             (72,494,064)       2,880,080       14,434,108
NET ASSETS:
  Beginning of period                                  174,428,227      171,548,147      157,114,039
                                                     ---------------- ---------------- --------------
  End of period                                      $ 101,934,163    $ 174,428,227    $ 171,548,147
                                                     ================ ================ ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                           MSF DAVIS VENTURE VALUE              MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                       SUB-ACCOUNT                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
         2008                2007             2006             2008             2007             2006
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
  $ 2,698,634           $ 990,053        $ 987,698       $ (243,402)      $ (890,632)    $ (1,046,322)
    7,547,975           9,218,751        4,885,353        3,170,643       (5,770,805)     (12,779,112)
 (156,121,836)          5,528,444       43,007,635      (81,836,157)      42,663,606       21,093,144
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
 (145,875,227)         15,737,248       48,880,686      (78,908,916)      36,002,169        7,267,710
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
   33,733,156          38,544,386       41,433,594       19,991,022       23,107,132       27,126,878
   (1,541,208)           (162,183)       6,972,882       (2,554,448)      (8,990,395)      (8,238,569)
  (20,918,385)        (24,032,496)     (25,071,853)     (13,014,636)     (13,964,343)     (15,188,080)
  (34,308,415)        (38,349,034)     (37,940,542)     (20,575,562)     (21,903,233)     (23,004,299)
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
  (23,034,852)        (23,999,327)     (14,605,919)     (16,153,624)     (21,750,839)     (19,304,070)
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
 (168,910,079)         (8,262,079)      34,274,767      (95,062,540)      14,251,330      (12,036,360)
  383,166,627         391,428,706      357,153,939      224,783,521      210,532,191      222,568,551
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
$ 214,256,548       $ 383,166,627    $ 391,428,706    $ 129,720,981    $ 224,783,521    $ 210,532,191
================ =================== ================ ================ ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                     MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2008           2007              2006
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 334,697      $ 131,630         $ 165,391
  Net realized gains (losses)                            (32,547)       548,137          (135,837)
  Change in unrealized gains (losses) on investments    (355,525)      (163,639)          403,509
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   (53,375)       516,128           433,063
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           994,034        974,535           933,314
  Net transfers (including fixed account)                176,766    (13,642,180)       18,232,860
  Policy charges                                        (631,578)    (1,071,721)         (164,432)
  Transfers for policy benefits and terminations        (923,146)    (1,333,311)       (2,311,899)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (383,924)   (15,072,677)       16,689,843
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets              (437,299)   (14,556,549)       17,122,906
NET ASSETS:
  Beginning of period                                  8,555,333     23,111,882         5,988,976
                                                     -------------- -------------- -----------------
  End of period                                      $ 8,118,034    $ 8,555,333      $ 23,111,882
                                                     ============== ============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                  MSF WESTERN ASSET
            MANAGEMENT STRATEGIC BOND OPPORTUNITIES                      MSF FI MID CAP OPPORTUNITIES
                                        SUB-ACCOUNT                                       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
        2008                 2007              2006            2008            2007              2006
--------------- -------------------- ----------------- --------------- --------------- -----------------
   $ 527,696            $ 348,151         $ 574,956       $ (22,350)     $ (135,603)       $ (172,212)
    (121,966)             (73,136)           11,838         711,775       2,127,224         1,255,273
  (2,667,283)             253,652             8,968     (18,180,195)        529,109         2,418,061
--------------- -------------------- ----------------- --------------- --------------- -----------------
  (2,261,553)             528,667           595,762     (17,490,770)      2,520,730         3,501,122
--------------- -------------------- ----------------- --------------- --------------- -----------------
   1,619,875            1,691,871         1,722,200       3,374,453       3,742,012         4,265,472
    (574,549)             722,589         3,997,084        (600,189)       (151,503)         (437,405)
    (758,724)            (408,643)       (1,072,703)     (1,825,010)     (2,393,294)       (2,619,758)
  (1,172,670)          (1,376,844)         (759,525)     (3,476,574)     (2,973,113)       (3,616,353)
--------------- -------------------- ----------------- --------------- --------------- -----------------
    (886,068)             628,973         3,887,056      (2,527,320)     (1,775,898)       (2,408,044)
--------------- -------------------- ----------------- --------------- --------------- -----------------
  (3,147,621)           1,157,640         4,482,818     (20,018,090)        744,832         1,093,078
  15,153,416           13,995,776         9,512,958      33,745,831      33,000,999        31,907,921
--------------- -------------------- ----------------- --------------- --------------- -----------------
$ 12,005,795         $ 15,153,416      $ 13,995,776    $ 13,727,741    $ 33,745,831      $ 33,000,999
=============== ==================== ================= =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                              MSF JENNISON GROWTH
                                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2008              2007           2006
                                                     -------------- ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 136,140            $ (305)     $ (35,207)
  Net realized gains (losses)                            507,702           599,293        350,561
  Change in unrealized gains (losses) on investments  (3,403,826)          241,138        (97,967)
                                                     -------------- ----------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                (2,759,984)          840,126        217,387
                                                     -------------- ----------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           776,356           865,331      1,205,068
  Net transfers (including fixed account)               (221,187)         (467,007)      (243,649)
  Policy charges                                        (442,679)         (541,759)      (602,502)
  Transfers for policy benefits and terminations        (778,762)         (501,709)      (933,241)
                                                     -------------- ----------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (666,272)         (645,144)      (574,324)
                                                     -------------- ----------------- --------------
     Net increase (decrease) in net assets            (3,426,256)          194,982       (356,937)
NET ASSETS:
  Beginning of period                                  7,939,226         7,744,244      8,101,181
                                                     -------------- ----------------- --------------
  End of period                                      $ 4,512,970       $ 7,939,226    $ 7,744,244
                                                     ============== ================= ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF RUSSELL 2000 INDEX                               MSF JULIUS BAER INTERNATIONAL STOCK
                           SUB-ACCOUNT                                                       SUB-ACCOUNT
--------------------------------------------------------- -------------------------------------------------
        2008                      2007            2006            2008            2007              2006
--------------- ------------------------- --------------- --------------- --------------- -----------------
   $ 195,107                 $ 140,818       $ 102,360     $ 1,050,443       $ 279,993         $ 469,195
     238,389                 3,426,985       3,360,238       5,033,062       5,616,067         3,142,765
  (9,392,380)               (4,104,853)        760,311     (27,502,021)     (1,169,019)        3,874,760
--------------- ------------------------- --------------- --------------- --------------- -----------------
  (8,958,884)                 (537,050)      4,222,909     (21,418,516)      4,727,041         7,486,720
--------------- ------------------------- --------------- --------------- --------------- -----------------
   2,498,156                 2,914,771       3,263,779       4,023,245       4,627,887         5,276,401
    (313,434)                1,280,693        (398,409)        601,017      (1,272,836)       (3,243,602)
  (1,388,410)               (1,512,998)     (1,717,841)     (2,454,759)     (3,100,038)       (3,329,491)
  (1,955,429)               (2,543,374)     (2,667,653)     (4,105,341)     (4,854,339)       (5,184,592)
--------------- ------------------------- --------------- --------------- --------------- -----------------
  (1,159,117)                  139,092      (1,520,124)     (1,935,838)     (4,599,326)       (6,481,284)
--------------- ------------------------- --------------- --------------- --------------- -----------------
 (10,118,001)                 (397,958)      2,702,785     (23,354,354)        127,715         1,005,436
  27,058,478                27,456,436      24,753,651      49,449,098      49,321,383        48,315,947
--------------- ------------------------- --------------- --------------- --------------- -----------------
$ 16,940,477              $ 27,058,478    $ 27,456,436    $ 26,094,744    $ 49,449,098      $ 49,321,383
=============== ========================= =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                      MSF BLACKROCK STRATEGIC VALUE
                                                                                        SUB-ACCOUNT
                                                     -------------------------------------------------
                                                             2008            2007              2006
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 58,223      $ (104,619)       $ (110,583)
  Net realized gains (losses)                           1,830,052      12,641,396        15,048,662
  Change in unrealized gains (losses) on investments  (24,366,834)    (15,003,565)       (4,163,723)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                (22,478,559)     (2,466,788)       10,774,356
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,696,926       8,567,884        10,016,371
  Net transfers (including fixed account)              (4,266,373)     (3,731,864)       (3,240,644)
  Policy charges                                       (3,772,507)     (4,997,622)       (5,788,899)
  Transfers for policy benefits and terminations       (5,927,237)     (7,850,922)       (8,180,388)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (7,269,191)     (8,012,524)       (7,193,560)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets            (29,747,750)    (10,479,312)        3,580,796
NET ASSETS:
  Beginning of period                                  63,338,831      73,818,143        70,237,347
                                                     --------------- --------------- -----------------
  End of period                                      $ 33,591,081    $ 63,338,831      $ 73,818,143
                                                     =============== =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                           MSF METLIFE STOCK INDEX        MSF LEHMAN BROTHERS AGGREGATE BOND INDEX
                                       SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------------- -----------------------------------------------
         2008                2007             2006            2008            2007            2006
---------------- ------------------- ---------------- --------------- --------------- ---------------
  $ 2,555,876         $ 1,065,434      $ 3,083,788     $ 1,231,329     $ 1,309,338     $ 1,197,570
    6,617,437           7,839,409        8,147,733         105,937        (421,410)       (259,014)
  (87,948,781)          1,523,885       19,171,837         259,517         905,709         151,885
---------------- ------------------- ---------------- --------------- --------------- ---------------
  (78,775,468)         10,428,728       30,403,358       1,596,783       1,793,637       1,090,441
---------------- ------------------- ---------------- --------------- --------------- ---------------
   17,010,838          20,897,752       23,555,006       3,548,271       3,938,931       4,465,814
   (4,955,813)         (4,565,682)      (3,618,267)       (748,944)        641,064        (736,557)
  (12,557,545)        (13,965,424)     (14,837,987)     (2,165,605)     (2,109,596)     (2,347,755)
  (16,798,983)        (20,215,741)     (19,805,380)     (2,506,224)     (5,505,909)     (2,306,877)
---------------- ------------------- ---------------- --------------- --------------- ---------------
  (17,301,503)        (17,849,095)     (14,706,628)     (1,872,502)     (3,035,510)       (925,375)
---------------- ------------------- ---------------- --------------- --------------- ---------------
  (96,076,971)         (7,420,367)      15,696,730        (275,719)     (1,241,873)        165,066
  221,661,531         229,081,898      213,385,168      28,756,872      29,998,745      29,833,679
---------------- ------------------- ---------------- --------------- --------------- ---------------
$ 125,584,560       $ 221,661,531    $ 229,081,898    $ 28,481,153    $ 28,756,872    $ 29,998,745
================ =================== ================ =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                      MSF MORGAN STANLEY EAFE INDEX
                                                                                        SUB-ACCOUNT
                                                     -------------------------------------------------
                                                             2008            2007              2006
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 490,510       $ 332,733         $ 205,489
  Net realized gains (losses)                             680,966       1,428,280           885,145
  Change in unrealized gains (losses) on investments  (10,933,450)        230,293         2,461,504
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 (9,761,974)      1,991,306         3,552,138
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,143,752       2,012,947         1,903,791
  Net transfers (including fixed account)               1,448,773       2,764,130         1,415,021
  Policy charges                                         (969,804)     (1,142,690)         (976,720)
  Transfers for policy benefits and terminations       (1,816,889)     (1,502,625)       (1,159,728)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           805,832       2,131,762         1,182,364
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets.            (8,956,142)      4,123,068         4,734,502
NET ASSETS:
  Beginning of period                                  22,127,994      18,004,926        13,270,424
                                                     --------------- --------------- -----------------
  End of period                                      $ 13,171,852    $ 22,127,994      $ 18,004,926
                                                     =============== =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF METLIFE MID CAP STOCK INDEX              MSF FRANKLIN TEMPLETON SMALL CAP GROWTH
                                   SUB-ACCOUNT                                          SUB-ACCOUNT
------------------------------------------------- ----------------------------------------------------
        2008            2007              2006           2008           2007                   2006
--------------- --------------- ----------------- -------------- -------------- ----------------------
   $ 176,942        $ 73,360         $ 131,669      $ (17,260)     $ (26,810)             $ (28,720)
   1,302,506       1,436,860         2,118,798        173,844        815,014                723,749
  (8,292,595)       (229,825)         (744,231)    (2,800,793)      (481,667)               (40,740)
--------------- --------------- ----------------- -------------- -------------- ----------------------
  (6,813,147)      1,280,395         1,506,236     (2,644,209)       306,537                654,289
--------------- --------------- ----------------- -------------- -------------- ----------------------
   1,912,829       2,140,824         2,077,311        823,597      1,137,927              1,163,086
   1,137,436       1,204,876         2,156,257       (355,309)      (427,712)               122,806
  (1,099,402)     (1,225,103)       (1,175,219)      (325,077)      (581,918)              (629,100)
  (1,750,326)     (1,439,724)       (1,573,397)    (1,065,143)      (664,298)              (726,827)
--------------- --------------- ----------------- -------------- -------------- ----------------------
     200,537         680,873         1,484,952       (921,932)      (536,001)               (70,035)
--------------- --------------- ----------------- -------------- -------------- ----------------------
  (6,612,610)      1,961,268         2,991,188     (3,566,141)      (229,464)               584,254
  19,029,722      17,068,454        14,077,266      7,074,259      7,303,723              6,719,469
--------------- --------------- ----------------- -------------- -------------- ----------------------
$ 12,417,112    $ 19,029,722      $ 17,068,454    $ 3,508,118    $ 7,074,259            $ 7,303,723
=============== =============== ================= ============== ============== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                    MSF BLACKROCK LARGE CAP VALUE
                                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2008            2007             2006
                                                     -------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 53,718        $ 65,249         $ 59,380
  Net realized gains (losses)                           (142,521)        747,230          545,228
  Change in unrealized gains (losses) on
     investments                                      (4,506,164)       (599,618)         598,642
                                                     -------------- --------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                (4,594,967)        212,861        1,203,250
                                                     -------------- --------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,766,449       1,736,308        1,273,493
  Net transfers (including fixed account)              1,804,279       2,790,302        2,264,706
  Policy charges                                        (790,214)       (809,970)        (625,912)
  Transfers for policy benefits and terminations      (1,208,870)       (849,408)        (502,152)
                                                     -------------- --------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,571,644       2,867,232        2,410,135
                                                     -------------- --------------- ----------------
     Net increase (decrease) in net assets            (3,023,323)      3,080,093        3,613,385
NET ASSETS:
  Beginning of period                                 11,919,419       8,839,326        5,225,941
                                                     -------------- --------------- ----------------
  End of period                                      $ 8,896,096    $ 11,919,419      $ 8,839,326
                                                     ============== =============== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MSF NEUBERGER BERMAN MID CAP VALUE                                   MSF MFS VALUE
                                   SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------- -----------------------------------------------
        2008            2007              2006           2008             2007            2006
--------------- --------------- ----------------- -------------- ---------------- ---------------
   $ 137,739        $ 37,946           $ 1,584      $ 165,723         $ 59,761        $ 50,259
    (278,925)      2,347,449         4,655,123       (618,070)         836,119         704,802
 (18,036,491)     (1,353,621)         (908,234)    (3,668,833)      (1,411,253)      1,401,637
--------------- --------------- ----------------- -------------- ---------------- ---------------
 (18,177,677)      1,031,774         3,748,473     (4,121,180)        (515,373)      2,156,698
--------------- --------------- ----------------- -------------- ---------------- ---------------
   4,299,877       4,765,700         4,959,891      1,957,809        2,470,688       2,614,196
    (767,065)      1,352,841         3,313,258         91,277         (807,292)     (1,914,435)
  (2,084,448)     (2,475,494)       (2,429,912)      (912,738)      (1,178,992)     (1,198,384)
  (2,978,228)     (3,301,385)       (4,191,370)      (874,275)      (1,286,132)     (1,371,089)
--------------- --------------- ----------------- -------------- ---------------- ---------------
  (1,529,864)        341,662         1,651,867        262,073         (801,728)     (1,869,712)
--------------- --------------- ----------------- -------------- ---------------- ---------------
 (19,707,541)      1,373,436         5,400,340     (3,859,107)      (1,317,101)        286,986
  39,717,343      38,343,907        32,943,567     12,298,691       13,615,792      13,328,806
--------------- --------------- ----------------- -------------- ---------------- ---------------
$ 20,009,802    $ 39,717,343      $ 38,343,907    $ 8,439,584     $ 12,298,691    $ 13,615,792
=============== =============== ================= ============== ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                     ------------------------------------------------
                                                            2008           2007               2006
                                                     -------------- -------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 10,079       $ (2,784)           $ 5,479
  Net realized gains (losses)                            202,308        342,297            414,265
  Change in unrealized gains (losses) on investments  (3,914,385)       220,924            274,201
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                (3,701,998)       560,437            693,945
                                                     -------------- -------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           984,317      1,012,052            816,331
  Net transfers (including fixed account)              1,158,807      1,717,618         (1,166,712)
  Policy charges                                        (377,330)      (442,333)          (349,606)
  Transfers for policy benefits and terminations        (767,474)      (604,435)          (354,454)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          998,320      1,682,902         (1,054,441)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets            (2,703,678)     2,243,339           (360,496)
NET ASSETS:
  Beginning of period                                  7,948,169      5,704,830          6,065,326
                                                     -------------- -------------- ------------------
  End of period                                      $ 5,244,491    $ 7,948,169        $ 5,704,830
                                                     ============== ============== ==================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MSF T. ROWE PRICE SMALL CAP GROWTH                  MSF OPPENHEIMER GLOBAL EQUITY
                                 SUB-ACCOUNT                                    SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------
       2008           2007              2006           2008           2007             2006
-------------- -------------- ----------------- -------------- -------------- ----------------
  $ (17,563)     $ (18,437)        $ (13,378)     $ 116,227       $ 42,726         $ 76,103
    284,425        153,641           148,598        (97,196)       354,930          220,200
 (2,161,556)       266,932           (69,411)    (3,021,442)       (64,091)         302,557
-------------- -------------- ----------------- -------------- -------------- ----------------
 (1,894,694)       402,136            65,809     (3,002,411)       333,565          598,860
-------------- -------------- ----------------- -------------- -------------- ----------------
    504,141        452,880           482,945        961,970        837,977          559,232
    712,059         (2,941)        2,061,128      1,602,439      1,279,304        2,208,426
   (220,089)      (269,262)         (235,627)      (399,281)      (533,685)        (316,970)
   (364,301)      (486,114)         (494,459)    (1,093,970)      (665,077)        (353,882)
-------------- -------------- ----------------- -------------- -------------- ----------------
    631,810       (305,437)        1,813,987      1,071,158        918,519        2,096,806
-------------- -------------- ----------------- -------------- -------------- ----------------
 (1,262,884)        96,699         1,879,796     (1,931,253)     1,252,084        2,695,666
  4,225,349      4,128,650         2,248,854      6,383,391      5,131,307        2,435,641
-------------- -------------- ----------------- -------------- -------------- ----------------
$ 2,962,465    $ 4,225,349       $ 4,128,650    $ 4,452,138    $ 6,383,391      $ 5,131,307
============== ============== ================= ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                    SUB-ACCOUNT
                                                     ---------------------------------------------
                                                            2008           2007            2006
                                                     -------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (9,077)      $ (6,542)       $ (4,379)
  Net realized gains (losses)                           (124,422)        83,010          53,157
  Change in unrealized gains (losses) on investments  (1,277,160)       210,386          13,209
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                (1,410,659)       286,854          61,987
                                                     -------------- -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           439,046        298,684         259,300
  Net transfers (including fixed account)                717,451        663,687         478,662
  Policy charges                                        (162,806)      (179,875)       (124,900)
  Transfers for policy benefits and termination         (158,455)       (98,956)       (190,376)
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          835,236        683,540         422,686
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets              (575,423)       970,394         484,673
NET ASSETS:
  Beginning of period                                  2,233,228      1,262,834         778,161
                                                     -------------- -------------- ---------------
  End of period                                      $ 1,657,805    $ 2,233,228     $ 1,262,834
                                                     ============== ============== ===============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                  MSF METLIFE
                    MSF BLACKROCK DIVERSIFIED                         CONSERVATIVE ALLOCATION
                                  SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------ ---------------------------------------------
       2008               2007           2006           2008              2007         2006
-------------- ------------------ -------------- -------------- ----------------- ------------
   $ 82,554           $ 70,575       $ 65,131       $ 24,075          $ (7,484)    $ 13,457
    (56,063)           122,433         32,548        (19,524)           80,237        7,555
   (959,063)           (15,315)       223,263       (511,558)           26,176       23,520
-------------- ------------------ -------------- -------------- ----------------- ------------
   (932,572)           177,693        320,942       (507,007)           98,929       44,532
-------------- ------------------ -------------- -------------- ----------------- ------------
    404,400            542,378        530,545        680,936           769,492       45,000
    (27,867)          (106,906)      (137,715)     2,133,631           880,143      466,352
   (219,614)          (240,896)      (267,046)      (246,988)         (155,322)     (43,018)
   (157,226)          (238,799)      (114,557)      (422,626)         (541,477)     (45,428)
-------------- ------------------ -------------- -------------- ----------------- ------------
       (307)           (44,223)        11,227      2,144,953           952,836      422,906
-------------- ------------------ -------------- -------------- ----------------- ------------
   (932,879)           133,470        332,169      1,637,946         1,051,765      467,438
  3,548,106          3,414,636      3,082,467      2,013,623           961,858      494,420
-------------- ------------------ -------------- -------------- ----------------- ------------
$ 2,615,227        $ 3,548,106    $ 3,414,636    $ 3,651,569       $ 2,013,623    $ 961,858
============== ================== ============== ============== ================= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                             MSF METLIFE CONSERVATIVE
                                                                                TO MODERATE ALLOCATION
                                                                                           SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                2008               2007           2006
                                                         -------------- ------------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                          $ 34,566           $ (6,272)       $ 6,662
      Net realized gains (losses)                            (38,596)            98,085          3,752
      Change in unrealized gains (losses) on investments    (880,887)            42,349         37,322
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets resulting
           from operations                                  (884,917)           134,162         47,736
                                                         -------------- ------------------ --------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners           716,886            337,216        825,099
      Net transfers (including fixed account)              2,101,768          1,533,011        737,291
      Policy charges                                        (297,087)          (190,305)       (84,551)
      Transfers for policy benefits and terminations        (536,626)          (189,219)      (101,842)
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets resulting
           from policy transactions                        1,984,941          1,490,703      1,375,997
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets              1,100,024          1,624,865      1,423,733
NET ASSETS:
      Beginning of period                                  3,279,205          1,654,340        230,607
                                                         -------------- ------------------ --------------
      End of period                                      $ 4,379,229        $ 3,279,205    $ 1,654,340
                                                         ============== ================== ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                    MSF METLIFE                                       MSF METLIFE
                            MODERATE ALLOCATION                 MODERATE TO AGGRESSIVE ALLOCATION
                                    SUB-ACCOUNT                                       SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
        2008               2007            2006            2008            2007              2006
--------------- ------------------ --------------- --------------- --------------- -----------------
   $ 204,582           $ (9,187)      $ 171,041       $ 237,632       $ (23,664)         $ 72,363
    (169,170)           372,241         340,026        (645,610)        640,232           367,029
  (9,079,190)           434,465         763,970     (18,090,727)        110,236         1,414,416
--------------- ------------------ --------------- --------------- --------------- -----------------
  (9,043,778)           797,519       1,275,037     (18,498,705)        726,804         1,853,808
--------------- ------------------ --------------- --------------- --------------- -----------------
   5,614,893          4,591,851       1,970,347      10,616,370       8,025,824         2,579,522
   4,360,665         11,387,562      10,824,618      15,455,803      16,643,206        16,629,738
  (2,459,141)        (2,291,100)       (805,250)     (4,734,357)     (3,459,926)       (1,255,856)
  (1,676,811)        (1,867,684)       (428,730)     (5,916,534)     (3,231,860)         (861,689)
--------------- ------------------ --------------- --------------- --------------- -----------------
   5,839,606         11,820,629      11,560,985      15,421,282      17,977,244        17,091,715
--------------- ------------------ --------------- --------------- --------------- -----------------
  (3,204,172)        12,618,148      12,836,022      (3,077,423)     18,704,048        18,945,523
  29,192,086         16,573,938       3,737,916      40,468,536      21,764,488         2,818,965
--------------- ------------------ --------------- --------------- --------------- -----------------
$ 25,987,914       $ 29,192,086    $ 16,573,938    $ 37,391,113    $ 40,468,536      $ 21,764,488
=============== ================== =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                           MSF METLIFE
                                                                                 AGGRESSIVE ALLOCATION
                                                                                           SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                2008               2007           2006
                                                         -------------- ------------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                          $ 27,450           $ (7,874)       $ 5,302
      Net realized gains (losses)                           (196,525)           117,207         68,153
      Change in unrealized gains (losses) on investments  (2,999,497)           (66,432)       190,262
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets resulting
           from operations                                (3,168,572)            42,901        263,717
                                                         -------------- ------------------ --------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         1,884,708          1,465,391        398,456
      Net transfers (including fixed account)                 69,675          3,168,683      2,731,433
      Policy charges                                        (616,683)          (704,990)      (195,893)
      Transfers for policy benefits and terminations        (368,799)          (134,659)      (309,325)
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets resulting
           from policy transactions                          968,901          3,794,425      2,624,671
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets             (2,199,671)         3,837,326      2,888,388
NET ASSETS:
      Beginning of period                                  7,131,044          3,293,718        405,330
                                                         -------------- ------------------ --------------
      End of period.                                     $ 4,931,373        $ 7,131,044    $ 3,293,718
                                                         ============== ================== ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                          MSF FI LARGE CAP                                AMERICAN FUNDS GROWTH
                               SUB-ACCOUNT                                          SUB-ACCOUNT
-------------------------------------------- ----------------------------------------------------
     2008                2007     2006 (a)            2008                2007             2006
------------ ------------------- ----------- ---------------- ------------------- ----------------
   $ (500)             $ (249)      $ (14)       $ 812,139           $ 876,940        $ 774,602
  (12,737)              6,770           3       22,250,027          28,843,084        6,427,374
  (90,232)             (2,362)      1,229     (125,330,285)         (4,084,594)      11,430,058
------------ ------------------- ----------- ---------------- ------------------- ----------------
 (103,469)              4,159       1,218     (102,268,119)         25,635,430       18,632,034
------------ ------------------- ----------- ---------------- ------------------- ----------------
   29,059              37,436      16,267       25,734,828          28,650,107       28,697,849
  (10,999)            153,933      15,303        2,697,565           8,738,159       15,651,054
  (31,453)             13,753        (523)     (13,985,047)        (15,172,729)     (14,638,343)
   21,243             (23,057)          7      (20,245,117)        (23,992,053)     (20,722,283)
------------ ------------------- ----------- ---------------- ------------------- ----------------
    7,850             182,065      31,054       (5,797,771)         (1,776,516)       8,988,277
------------ ------------------- ----------- ---------------- ------------------- ----------------
  (95,619)            186,224      32,272     (108,065,890)         23,858,914       27,620,311
  218,496              32,272          --      235,822,089         211,963,175      184,342,864
------------ ------------------- ----------- ---------------- ------------------- ----------------
$ 122,877           $ 218,496    $ 32,272    $ 127,756,199       $ 235,822,089    $ 211,963,175
============ =================== =========== ================ =================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                             AMERICAN FUNDS GROWTH-INCOME
                                                                                              SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                 2008             2007               2006
                                                         --------------- ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                        $ 1,545,183      $ 1,556,812        $ 1,343,741
      Net realized gains (losses)                           6,585,983        8,769,713          6,841,328
      Change in unrealized gains (losses) on investments  (58,119,608)      (4,583,687)         7,262,226
                                                         --------------- ---------------- ------------------
        Net increase (decrease) in net assets resulting
           from operations                                (49,988,442)       5,742,838         15,447,295
                                                         --------------- ---------------- ------------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         14,999,619       17,443,560         17,768,146
      Net transfers (including fixed account)               1,043,191        5,598,362          4,502,222
      Policy charges                                       (8,338,234)      (9,265,701)        (8,907,016)
      Transfers for policy benefits and terminations       (9,534,098)      (9,282,924)        (9,406,926)
                                                         --------------- ---------------- ------------------
        Net increase (decrease) in net assets resulting
           from policy transactions                        (1,829,522)       4,493,297          3,956,426
                                                         --------------- ---------------- ------------------
        Net increase (decrease) in net assets             (51,817,964)      10,236,135         19,403,721
NET ASSETS:
      Beginning of period                                 131,971,932      121,735,797        102,332,076
                                                         --------------- ---------------- ------------------
      End of period                                      $ 80,153,968    $ 131,971,932      $ 121,735,797
                                                         =============== ================ ==================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                AMERICAN FUNDS
                    GLOBAL SMALL CAPITALIZATION                              AMERICAN FUNDS BOND
                                    SUB-ACCOUNT                                      SUB-ACCOUNT
-------------------------------------------------- -----------------------------------------------
        2008               2007            2006           2008              2007        2006 (a)
--------------- ------------------ --------------- -------------- ----------------- --------------
  $ (278,181)       $ 2,038,185         $ 2,449      $ 509,217         $ 573,417          $ 721
   8,515,288         10,524,305       5,934,141       (130,803)           35,969            (45)
 (56,146,086)         1,634,253       6,069,880     (1,316,561)         (437,728)        90,784
--------------- ------------------ --------------- -------------- ----------------- --------------
 (47,908,979)        14,196,743      12,006,470       (938,147)          171,658         91,460
--------------- ------------------ --------------- -------------- ----------------- --------------
   8,917,881          8,861,579       7,460,456      1,467,896           808,464        117,315
   3,558,772         11,221,226       9,669,549        111,131         6,542,599      3,017,940
  (4,667,126)        (5,193,638)     (4,193,256)      (720,430)         (402,838)       (52,979)
  (7,270,865)        (7,731,219)     (5,929,777)      (700,812)         (446,366)       (40,804)
--------------- ------------------ --------------- -------------- ----------------- --------------
     538,662          7,157,948       7,006,972        157,785         6,501,859      3,041,472
--------------- ------------------ --------------- -------------- ----------------- --------------
 (47,370,317)        21,354,691      19,013,442       (780,362)        6,673,517      3,132,932
  87,957,000         66,602,309      47,588,867      9,806,449         3,132,932             --
--------------- ------------------ --------------- -------------- ----------------- --------------
$ 40,586,683       $ 87,957,000    $ 66,602,309    $ 9,026,087       $ 9,806,449    $ 3,132,932
=============== ================== =============== ============== ================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                FIDELITY VIP EQUITY-INCOME
                                                                                               SUB-ACCOUNT
                                                         ----------------------------------------------------
                                                                 2008                2007             2006
                                                         --------------- ------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                        $ 2,278,274         $ 2,019,472      $ 4,515,810
      Net realized gains (losses)                          (3,382,730)         16,379,660       23,250,201
      Change in unrealized gains (losses) on investments  (63,561,281)        (16,083,412)       1,879,953
                                                         --------------- ------------------- ----------------
        Net increase (decrease) in net assets resulting
           from operations                                (64,665,737)          2,315,720       29,645,964
                                                         --------------- ------------------- ----------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         11,209,202          12,978,363       14,033,200
      Net transfers (including fixed account)              (4,090,826)           (793,715)         441,501
      Policy charges                                       (6,978,124)         (8,472,918)      (8,899,177)
      Transfers for policy benefits and terminations      (14,923,024)        (20,802,918)     (19,760,305)
                                                         --------------- ------------------- ----------------
        Net increase (decrease) in net assets resulting
           from policy transactions                       (14,782,772)        (17,091,188)     (14,184,781)
                                                         --------------- ------------------- ----------------
        Net increase (decrease) in net assets             (79,448,509)        (14,775,468)      15,461,183
NET ASSETS:
      Beginning of period                                 160,705,816         175,481,284      160,020,101
                                                         --------------- ------------------- ----------------
      End of period.                                     $ 81,257,307       $ 160,705,816    $ 175,481,284
                                                         =============== =================== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MIST T. ROWE PRICE MID CAP GROWTH                            MIST PIMCO TOTAL RETURN
                                   SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------- --------------------------------------------------
        2008            2007              2006            2008               2007            2006
--------------- --------------- ----------------- --------------- ------------------ ---------------
   $ (76,922)      $ (46,331)        $ (87,596)    $ 2,204,833        $ 1,740,667     $ 1,010,224
   2,130,651       2,783,457         1,298,793       1,515,054             35,653          22,035
 (12,799,749)        895,981           (53,103)     (3,610,480)         2,098,892       1,194,931
--------------- --------------- ----------------- --------------- ------------------ ---------------
 (10,746,020)      3,633,107         1,158,094         109,407          3,875,212       2,227,190
--------------- --------------- ----------------- --------------- ------------------ ---------------
   2,658,331       2,616,266         2,412,145       7,515,531          7,798,188       8,332,214
   2,457,487       2,286,635         4,082,277       9,342,712          8,797,608       2,272,536
  (1,486,566)     (1,482,925)       (1,255,222)     (4,420,164)        (3,609,937)     (3,823,317)
  (2,293,992)     (3,414,682)       (2,153,114)     (6,284,542)        (4,627,274)     (4,390,572)
--------------- --------------- ----------------- --------------- ------------------ ---------------
   1,335,260           5,294         3,086,086       6,153,537          8,358,585       2,390,861
--------------- --------------- ----------------- --------------- ------------------ ---------------
  (9,410,760)      3,638,401         4,244,180       6,262,944         12,233,797       4,618,051
  25,194,308      21,555,907        17,311,727      58,359,575         46,125,778      41,507,727
--------------- --------------- ----------------- --------------- ------------------ ---------------
$ 15,783,548    $ 25,194,308      $ 21,555,907    $ 64,622,519       $ 58,359,575    $ 46,125,778
=============== =============== ================= =============== ================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                  MIST RCM TECHNOLOGY
                                                                                          SUB-ACCOUNT
                                                         -----------------------------------------------
                                                                2008              2007           2006
                                                         -------------- ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                         $ 737,704         $ (18,206)     $ (14,830)
      Net realized gains (losses)                          1,145,060           653,761         28,396
      Change in unrealized gains (losses) on investments  (5,060,257)          595,431        157,821
                                                         -------------- ----------------- --------------
        Net increase (decrease) in net assets resulting
           from operations                                (3,177,493)        1,230,986        171,387
                                                         -------------- ----------------- --------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners           848,033           748,864        728,617
      Net transfers (including fixed account)              1,587,222           992,668        (66,416)
      Policy charges                                        (457,352)         (337,837)      (403,463)
      Transfers for policy benefits and terminations        (643,118)         (502,954)      (323,852)
                                                         -------------- ----------------- --------------
        Net increase (decrease) in net assets resulting
           from policy transactions                        1,334,785           900,741        (65,114)
                                                         -------------- ----------------- --------------
        Net increase (decrease) in net assets             (1,842,708)        2,131,727        106,273
NET ASSETS:
      Beginning of period                                  5,928,264         3,796,537      3,690,264
                                                         -------------- ----------------- --------------
      End of period                                      $ 4,085,556       $ 5,928,264    $ 3,796,537
                                                         ============== ================= ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                         MIST LAZARD MID CAP                  MIST MET/AIM SMALL CAP GROWTH
                                 SUB-ACCOUNT                                    SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------
       2008              2007           2006           2008           2007             2006
-------------- ----------------- -------------- -------------- -------------- ----------------
   $ 61,700          $ 16,121        $ 4,026      $ (16,506)     $ (19,748)       $ (19,305)
    (57,776)          822,680        766,175        197,427        337,064          774,927
 (3,177,298)       (1,252,571)        60,580     (2,172,723)       171,391         (225,798)
-------------- ----------------- -------------- -------------- -------------- ----------------
 (3,173,374)         (413,770)       830,781     (1,991,802)       488,707          529,824
-------------- ----------------- -------------- -------------- -------------- ----------------
  1,028,490         1,061,073        929,653        553,965        583,986          583,612
   (298,462)        2,487,040        331,990        (34,707)       309,844          703,361
   (455,388)         (568,318)      (484,415)      (312,584)      (339,442)        (322,915)
   (754,985)         (797,916)      (848,430)      (431,652)      (452,322)        (645,337)
-------------- ----------------- -------------- -------------- -------------- ----------------
   (480,345)        2,181,879        (71,202)      (224,978)       102,066          318,721
-------------- ----------------- -------------- -------------- -------------- ----------------
 (3,653,719)        1,768,109        759,579     (2,216,780)       590,773          848,545
  8,530,473         6,762,364      6,002,785      5,139,211      4,548,438        3,699,893
-------------- ----------------- -------------- -------------- -------------- ----------------
$ 4,876,754       $ 8,530,473    $ 6,762,364    $ 2,922,431    $ 5,139,211      $ 4,548,438
============== ================= ============== ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                      MIST HARRIS OAKMARK INTERNATIONAL
                                                                                            SUB-ACCOUNT
                                                         -------------------------------------------------
                                                                 2008            2007              2006
                                                         --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                          $ 670,394       $ 291,196         $ 800,904
      Net realized gains (losses)                           4,175,267       7,874,782         3,481,066
      Change in unrealized gains (losses) on investments  (25,488,640)     (9,052,128)        5,394,065
                                                         --------------- --------------- -----------------
        Net increase (decrease) in net assets resulting
           from operations                                (20,642,979)       (886,150)        9,676,035
                                                         --------------- --------------- -----------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners          5,616,116       6,699,487         4,761,695
      Net transfers (including fixed account)              (4,931,984)     10,245,789        12,282,382
      Policy charges                                       (2,752,437)     (3,258,769)       (2,448,674)
      Transfers for policy benefits and terminations       (4,129,365)     (7,228,755)       (2,869,569)
                                                         --------------- --------------- -----------------
        Net increase (decrease) in net assets resulting
           from policy transactions                        (6,197,670)      6,457,752        11,725,834
                                                         --------------- --------------- -----------------
        Net increase (decrease) in net assets             (26,840,649)      5,571,602        21,401,869
NET ASSETS:
      Beginning of period                                  55,058,740      49,487,138        28,085,269
                                                         --------------- --------------- -----------------
      End of period                                      $ 28,218,091    $ 55,058,740      $ 49,487,138
                                                         =============== =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                           MIST
          LEGG MASON PARTNERS AGGRESSIVE GROWTH                   MIST CLARION GLOBAL REAL ESTATE
                                    SUB-ACCOUNT                                       SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
       2008           2007                 2006            2008            2007              2006
-------------- -------------- -------------------- --------------- --------------- -----------------
   $ (9,732)      $ (6,309)           $ (15,055)      $ 328,129       $ 187,965         $ 107,281
   (118,012)       325,991              487,789         557,852       3,618,254         1,721,280
 (1,008,306)      (250,410)            (542,275)    (10,483,737)     (8,438,976)        3,634,132
-------------- -------------- -------------------- --------------- --------------- -----------------
 (1,136,050)        69,272              (69,541)     (9,597,756)     (4,632,757)        5,462,693
-------------- -------------- -------------------- --------------- --------------- -----------------
    431,946        494,859              524,835       3,827,534       4,350,769         2,775,441
     86,137       (140,512)            (345,649)        (44,314)      4,217,420         8,893,675
   (159,490)      (228,414)            (256,951)     (1,955,257)     (2,374,752)       (1,528,756)
   (318,548)      (272,791)            (305,655)     (2,390,982)     (2,790,791)       (1,499,224)
-------------- -------------- -------------------- --------------- --------------- -----------------
     40,045       (146,858)            (383,420)       (563,019)      3,402,646         8,641,136
-------------- -------------- -------------------- --------------- --------------- -----------------
 (1,096,005)       (77,586)            (452,961)    (10,160,775)     (1,230,111)       14,103,829
  2,810,910      2,888,496            3,341,457      23,578,148      24,808,259        10,704,430
-------------- -------------- -------------------- --------------- --------------- -----------------
$ 1,714,905    $ 2,810,910          $ 2,888,496    $ 13,417,373    $ 23,578,148      $ 24,808,259
============== ============== ==================== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                       MIST MFS RESEARCH INTERNATIONAL
                                                                                           SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                 2008            2007             2006
                                                         --------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                          $ (74,869)      $ 177,471         $ 80,639
      Net realized gains (losses)                          (1,197,336)      2,551,425          910,772
      Change in unrealized gains (losses) on investments  (68,263,188)       (534,417)         533,798
                                                         --------------- --------------- ----------------
        Net increase (decrease) in net assets resulting
           from operations                                (69,535,393)      2,194,479        1,525,209
                                                         --------------- --------------- ----------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners          9,096,752       1,971,165          849,738
      Net transfers (including fixed account)             153,726,724       9,894,185        5,383,217
      Policy charges                                       (6,426,159)       (974,849)        (466,966)
      Transfers for policy benefits and terminations      (12,521,632)     (1,510,679)        (789,611)
                                                         --------------- --------------- ----------------
        Net increase (decrease) in net assets resulting
           from policy transactions                       143,875,685       9,379,822        4,976,378
                                                         --------------- --------------- ----------------
        Net increase (decrease) in net assets              74,340,292      11,574,301        6,501,587
NET ASSETS:
      Beginning of period                                  22,084,791      10,510,490        4,008,903
                                                         --------------- --------------- ----------------
      End of period                                      $ 96,425,083    $ 22,084,791     $ 10,510,490
                                                         =============== =============== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST LORD ABBETT BOND DEBENTURE     MIST OPPENHEIMER CAPITAL APPRECIATION
                                   SUB-ACCOUNT                               SUB-ACCOUNT
------------------------------------------------- -----------------------------------------
        2008            2007              2006         2008           2007          2006
--------------- --------------- ----------------- ------------ -------------- -------------
 $ 1,403,514     $ 1,899,525       $ 2,253,463     $ 29,640       $ (1,897)       $ (443)
      85,386         241,985           (42,854)      94,422         64,295         2,535
  (8,532,743)        237,120           840,461     (620,791)       (22,990)       16,452
--------------- --------------- ----------------- ------------ -------------- -------------
  (7,043,843)      2,378,630         3,051,070     (496,729)        39,408        18,544
--------------- --------------- ----------------- ------------ -------------- -------------
   4,245,887       5,048,438         5,015,300      158,612         96,097        46,379
    (689,222)      1,930,430           759,926      205,857        583,595       157,892
  (3,049,316)     (3,094,670)       (3,014,141)     (58,204)       (51,485)      (29,478)
  (3,670,788)     (3,801,319)       (3,269,583)    (120,860)      (100,436)       (7,347)
--------------- --------------- ----------------- ------------ -------------- -------------
  (3,163,439)         82,879          (508,498)     185,405        527,771       167,446
--------------- --------------- ----------------- ------------ -------------- -------------
 (10,207,282)      2,461,509         2,542,572     (311,324)       567,179       185,990
  39,360,830      36,899,321        34,356,749      900,150        332,971       146,981
--------------- --------------- ----------------- ------------ -------------- -------------
$ 29,153,548    $ 39,360,830      $ 36,899,321    $ 588,826      $ 900,150     $ 332,971
=============== =============== ================= ============ ============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                            MIST SSGA GROWTH ETF
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------
                                                              2008             2007     2006 (a)
                                                         ------------ ---------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                         $ 9,847         $ (2,198)      $ 904
      Net realized gains (losses)                          (85,755)           5,211         230
      Change in unrealized gains (losses) on investments  (157,789)          12,959         663
                                                         ------------ ---------------- -----------
        Net increase (decrease) in net assets resulting
           from operations                                (233,697)          15,972       1,797
                                                         ------------ ---------------- -----------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         112,343           59,076       2,223
      Net transfers (including fixed account)               89,065          752,504      88,638
      Policy charges                                       (58,139)         (62,899)     (1,942)
      Transfers for policy benefits and terminations      (190,748)         (38,167)          4
                                                         ------------ ---------------- -----------
        Net increase (decrease) in net assets resulting
           from policy transactions                        (47,479)         710,514      88,923
                                                         ------------ ---------------- -----------
        Net increase (decrease) in net assets             (281,176)         726,486      90,720
NET ASSETS:
      Beginning of period                                  817,206           90,720          --
                                                         ------------ ---------------- -----------
      End of period                                      $ 536,030        $ 817,206    $ 90,720
                                                         ============ ================ ===========

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

        MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                            SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------ ----------------------------------------------
     2008           2007        2006 (a)          2008           2007          2006 (a)
------------ -------------- -------------- -------------- -------------- ----------------
 $ 12,507         $ (401)         $ 517      $ 166,049        $ 4,117           $ (304)
  (99,156)         2,313             57       (146,218)         6,584            3,457
 (152,331)         3,249            261       (887,227)        60,630             (646)
------------ -------------- -------------- -------------- -------------- ----------------
 (238,980)         5,161            835       (867,396)        71,331            2,507
------------ -------------- -------------- -------------- -------------- ----------------
   98,174         30,553            416        668,093         81,110            7,566
  138,560        492,703         38,659      7,471,629      1,418,711          180,926
  (27,773)       (25,861)        (1,198)      (348,053)       (29,715)          (3,063)
  (47,115)        (1,133)             2     (1,143,906)      (125,721)         (23,778)
------------ -------------- -------------- -------------- -------------- ----------------
  161,846        496,262         37,879      6,647,763      1,344,385          161,651
------------ -------------- -------------- -------------- -------------- ----------------
  (77,134)       501,423         38,714      5,780,367      1,415,716          164,158
  540,137         38,714             --      1,579,874        164,158               --
------------ -------------- -------------- -------------- -------------- ----------------
$ 463,003      $ 540,137       $ 38,714    $ 7,360,241    $ 1,579,874        $ 164,158
============ ============== ============== ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                           MIST LEGG MASON VALUE EQUITY
                                                                                            SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                2008            2007           2006 (a)
                                                         -------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                         $ (17,021)      $ (89,882)        $ (35,516)
      Net realized gains (losses)                           (426,940)        184,870           322,585
      Change in unrealized gains (losses) on investments  (7,398,268)     (1,096,137)          915,746
                                                         -------------- --------------- -----------------
        Net increase (decrease) in net assets resulting
           from operations                                (7,842,229)     (1,001,149)        1,202,815
                                                         -------------- --------------- -----------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         1,535,299       1,876,712         1,374,783
      Net transfers (including fixed account)               (435,099)       (289,314)       16,626,658
      Policy charges                                        (725,186)     (1,170,952)       (1,009,352)
      Transfers for policy benefits and terminations      (1,505,276)     (1,438,828)       (1,039,287)
                                                         -------------- --------------- -----------------
        Net increase (decrease) in net assets resulting
           from policy transactions                       (1,130,262)     (1,022,382)       15,952,802
                                                         -------------- --------------- -----------------
        Net increase (decrease) in net assets             (8,972,491)     (2,023,531)       17,155,617
NET ASSETS:
      Beginning of period                                 15,132,086      17,155,617                --
                                                         -------------- --------------- -----------------
      End of period                                      $ 6,159,595    $ 15,132,086      $ 17,155,617
                                                         ============== =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST BLACKROCK
               LARGE CAP CORE                MIST JANUS FORTY
                  SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------- -------------------------------
       2008          2007 (b)          2008          2007 (b)
-------------- ---------------- -------------- ----------------
    $ 9,872         $ (2,290)     $ 399,193         $ (5,703)
    (61,099)           1,835       (275,580)          32,447
   (802,205)          17,789     (5,405,174)         325,311
-------------- ---------------- -------------- ----------------
   (853,432)          17,334     (5,281,561)         352,055
-------------- ---------------- -------------- ----------------
    286,979          261,566      1,159,391           64,358
    290,541        2,139,773      9,116,185        4,029,930
   (119,003)        (195,732)      (574,801)         (53,982)
   (177,002)        (163,530)      (928,859)         (35,610)
-------------- ---------------- -------------- ----------------
    281,515        2,042,077      8,771,916        4,004,696
-------------- ---------------- -------------- ----------------
   (571,917)       2,059,411      3,490,355        4,356,751
  2,059,411               --      4,356,751               --
-------------- ---------------- -------------- ----------------
$ 1,487,494      $ 2,059,411    $ 7,847,106      $ 4,356,751
============== ================ ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Met Investors Series Trust ("MIST")*

*See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts were available for investment as of December 31, 2008:

MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth Sub-Account
MSF Western Asset Management U.S. Government Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF FI Mid Cap Opportunities Sub-Account
MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF Julius Baer International Stock Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Lehman Brothers Aggregate Bond Index Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Franklin Templeton Small Cap Growth Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF MFS Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
MSF FI Large Cap Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account
Fidelity VIP Equity-Income Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason Partners Aggressive Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account

The following Sub-Account ceased operation during the year ended December 31, 2008:

Fidelity VIP Overseas Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

FI International Stock Portfolio
Harris Oakmark Large Cap Value Portfolio
Neuberger Berman Real Estate Portfolio
Cyclical Growth ETF Portfolio
Cyclical Growth and Income ETF Portfolio

NEW NAME

Julius Baer International Stock Portfolio
MFS Value Portfolio
Clarion Global Real Estate Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONCLUDED)

SUBSTITUTION:

OLD NAME

FIDELITY VIP Overseas Portfolio

NEW NAME

MFS Research International Portfolio

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series, or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets. Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied the provisions of the statement prospectively to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Sub-Accounts.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2008:

Mortality and Expense Risk 0.20% - 0.90%
                           ===============

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the Mortality and Expense Risk charge which ranges from .10% to .90% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.38 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLS, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                                FOR THE YEAR ENDED
                                                              AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                              ----------------------- ----------------------------
                                                                                            COST OF       PROCEEDS
                                                                  SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                              ---------- ------------ ------------- --------------
MSF Zenith Equity Sub-Account                                  1,344,461  545,585,124    27,559,696     73,620,312
MSF BlackRock Bond Income Sub-Account                          1,066,788  116,636,917     9,938,797     17,474,551
MSF BlackRock Money Market Sub-Account                         2,745,712  274,571,130    74,952,479     62,876,090
MSF MFS Total Return Sub-Account                                 837,331  114,079,315    18,238,634     17,373,472
MSF Harris Oakmark Focused Value Sub-Account                     701,113  145,338,877    17,544,372     20,338,037
MSF FI Value Leaders Sub-Account                                 406,824   68,485,306    10,151,686      9,386,397
MSF Loomis Sayles Small Cap Sub-Account                          756,288  148,571,247    28,732,608     18,763,253
MSF Davis Venture Value Sub-Account                            9,859,782  252,669,174    17,223,400     37,602,190
MSF BlackRock Legacy Large Cap Growth Sub-Account              7,671,541  153,504,289     7,004,111     24,649,726
MSF Western Asset Management U.S. Government Sub-Account .       682,440    8,294,950     2,936,650      3,055,727
MSF Western Asset Management Strategic Bond
  Opportunities Sub-Account                                    1,164,404   14,447,298     2,375,156      2,815,199
MSF FI Mid Cap Opportunities Sub-Account                       1,457,786   21,213,177     2,050,006      4,849,047
MSF Jennison Growth Sub-Account                                  580,071    6,444,869     1,366,682      1,426,282
MSF Russell 2000 Index Sub-Account                             1,905,585   25,505,886     4,603,504      4,657,854
MSF Julius Baer International Stock Sub-Account                3,345,947   36,230,996     8,750,379      5,127,044
MSF BlackRock Strategic Value Sub-Account                      3,960,607   62,792,545     7,185,726      9,799,123
MSF MetLife Stock Index Sub-Account                            5,709,953  173,470,063    18,095,889     26,313,374
MSF Lehman Brothers Aggregate Bond Index Sub-Account           2,569,229   27,468,149     5,929,953      6,714,319
MSF Morgan Stanley EAFE Index Sub-Account                      1,409,005   18,948,273     5,094,666      3,202,115
MSF MetLife Mid Cap Stock Index Sub-Account                    1,436,487   19,287,695     5,751,285      3,985,880
MSF Franklin Templeton Small Cap Growth Sub-Account              619,820    6,089,160     1,262,314      1,753,990
MSF BlackRock Large Cap Value Sub-Account                      1,029,281   12,924,048     3,891,609      2,203,310
MSF Neuberger Berman Mid Cap Value Sub-Account                 1,819,469   36,245,294     4,073,921      5,295,385
MSF MFS Value Sub-Account                                        910,173   11,618,674    16,086,010     13,549,888
MSF T. Rowe Price Large Cap Growth Sub-Account                   579,225    8,204,305     2,887,286      1,603,818
MSF T. Rowe Price Small Cap Growth Sub-Account                   328,587    4,782,660     2,982,429      1,693,666
MSF Oppenheimer Global Equity Sub-Account                        450,345    7,056,651     2,974,180      1,746,112
MSF BlackRock Aggressive Growth Sub-Account                      106,112    2,654,289     1,326,462        562,724
MSF BlackRock Diversified Sub-Account                            199,191    3,288,479       624,988        576,309
MSF MetLife Conservative Allocation Sub-Account                  388,757    4,119,120     2,925,383        782,744
MSF MetLife Conservative to Moderate Allocation Sub-Account .    493,207    5,193,736     3,222,663      1,219,685
MSF MetLife Moderate Allocation Sub-Account                    3,094,531   33,794,747    13,423,989      7,491,238
MSF MetLife Moderate to Aggressive Allocation Sub-Account .    4,735,464   53,916,599    25,855,219      9,813,241
MSF MetLife Aggressive Allocation Sub-Account                    676,965    7,811,580     2,820,505      1,748,117
MSF FI Large Cap Sub-Account                                      15,708      218,445        69,385         65,495
American Funds Growth Sub-Account                              3,841,086  198,091,344    36,383,358     20,587,673
American Funds Growth-Income Sub-Account                       3,325,353  117,962,782    17,596,083     11,165,625
American Funds Global Small Capitalization Sub-Account         3,679,612   75,790,548    18,234,604      8,886,199
American Funds Bond Sub-Account                                  965,133   10,706,806     3,069,298      2,483,105
Fidelity VIP Equity-Income Sub-Account                         6,165,894  140,123,593     6,502,588     19,551,572
MIST T. Rowe Price Mid Cap Growth Sub-Account                  2,981,540   24,892,805     6,982,133      3,232,967
MIST PIMCO Total Return Sub-Account                            5,574,779   64,992,688    16,091,057      6,496,651
MIST RCM Technology Sub-Account                                1,703,307    8,096,369     4,796,147      1,240,236
MIST Lazard Mid Cap Sub-Account                                  705,929    9,190,594     1,791,000      1,735,256
MIST Met/AIM Small Cap Growth Sub-Account                        351,115    4,678,371     1,165,181      1,082,955
MIST Harris Oakmark International Sub-Account                  3,294,911   53,258,161    11,263,098      9,895,301
MIST Legg Mason Partners Aggressive Growth Sub-Account           377,217    2,902,519       516,216        524,848
MIST Clarion Global Real Estate Sub-Account                    1,812,884   27,653,372     5,480,541      3,990,043
MIST MFS Research International Sub-Account                   13,025,480  164,499,015   158,661,158     12,639,992
MIST Lord Abbett Bond Debenture Sub-Account                    2,997,414   36,620,071     4,470,172      5,924,094
MIST Oppenheimer Capital Appreciation Sub-Account                150,535    1,218,656       916,635        489,011
MIST SSgA Growth ETF Sub-Account                                  69,133      684,094       646,377        703,395
MIST SSgA Growth and Income ETF Sub-Account                       56,319      626,973     2,015,675      1,826,405
MIST PIMCO Inflation Protected Bond Sub-Account                  749,486    8,194,694     8,306,846      1,499,835
MIST Legg Mason Value Equity Sub-Account                       1,342,832   13,742,259     1,524,686      2,330,771
MIST BlackRock Large Cap Core Sub-Account                        225,298    2,287,155       906,828        576,690
MIST Janus Forty Sub-Account                                     173,786   12,938,479    11,661,066      2,322,089

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolio, series, or fund, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2008. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                  AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------- ---------------------------------------------------
                                                                    INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                           INCOME        LOWEST TO         LOWEST TO
                                                     NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                  ----------------- ------------- ---------------- --------------------
MSF Zenith Equity Sub-Account                2008       376,112,791          2.70      0.20 - 0.90  (39.08) - (38.52)
                                             2007       688,309,329          0.76      0.20 - 0.90       4.31 - 5.26
                                             2006       734,057,930          0.53      0.00 - 0.90       7.31 - 8.28
                                             2005       760,537,208          0.90      0.00 - 0.90      9.17 - 10.15
                                             2004       768,360,185          0.45      0.00 - 0.90     10.00 - 11.00
MSF BlackRock Bond Income Sub-Account        2008       109,299,291          5.22      0.20 - 0.90    (4.30) - (3.43)
                                             2007       126,621,372          3.31      0.20 - 0.90       5.34 - 6.29
                                             2006       135,026,897          5.70      0.00 - 0.90       3.48 - 4.41
                                             2005       136,600,474          4.03      0.00 - 0.90       1.50 - 2.41
                                             2004       142,656,258          4.05      0.00 - 0.90       3.49 - 4.43
MSF BlackRock Money Market Sub-Account       2008       274,303,548          2.80      0.20 - 0.90       1.97 - 2.89
                                             2007       261,581,445          4.94      0.20 - 0.90       4.09 - 5.04
                                             2006        98,569,401          4.66      0.00 - 0.90       3.88 - 4.81
                                             2005        92,247,000          2.73      0.00 - 0.90       1.97 - 2.89
                                             2004        91,102,430          0.94      0.00 - 0.90       0.08 - 0.99
MSF MFS Total Return Sub-Account             2008        90,118,925          3.64      0.20 - 0.90  (22.85) - (22.15)
                                             2007       128,431,968          2.19      0.20 - 0.90       3.44 - 4.38
                                             2006       135,222,422          3.59      0.00 - 0.90     11.21 - 12.21
                                             2005       129,599,852          1.78      0.00 - 0.90       2.20 - 3.12
                                             2004       131,220,506          2.34      0.00 - 0.90     10.25 - 11.25
MSF Harris Oakmark Focused Value Sub-Account 2008        74,291,633          0.39      0.20 - 0.90  (46.49) - (46.00)
                                             2007       157,882,498          0.57      0.20 - 0.90    (7.68) - (6.84)
                                             2006       193,589,963          0.31      0.00 - 0.90     11.45 - 12.45
                                             2005       191,375,939          0.04      0.00 - 0.90       9.00 - 9.98
                                             2004       182,473,887          0.04      0.00 - 0.90       8.51 - 9.93
MSF FI Value Leaders Sub-Account             2008        43,315,187          1.95      0.20 - 0.90  (38.95) - (38.50)
                                             2007        78,919,923          0.96      0.20 - 0.90       3.26 - 4.20
                                             2006        86,759,521          1.12      0.00 - 0.90     10.93 - 11.93
                                             2005        83,598,030          1.13      0.00 - 0.90      9.71 - 10.69
                                             2004        80,689,137          1.25      0.00 - 0.90     12.71 - 13.73
MSF Loomis Sayles Small Cap Sub-Account      2008       101,934,163            --      0.20 - 0.90  (36.47) - (35.89)
                                             2007       174,428,227          0.08      0.20 - 0.90     10.89 - 11.90
                                             2006       171,548,147            --      0.00 - 0.90     15.64 - 16.68
                                             2005       157,114,039            --      0.00 - 0.90       6.00 - 6.96
                                             2004       157,718,819            --      0.00 - 0.90     15.31 - 16.35
MSF Davis Venture Value Sub-Account          2008       214,256,548          1.37      0.20 - 0.90  (39.89) - (39.35)
                                             2007       383,166,627          0.80      0.20 - 0.90       3.64 - 4.58
                                             2006       391,428,706          0.83      0.00 - 0.90     13.56 - 14.58
                                             2005       357,153,939          0.69      0.00 - 0.90      9.31 - 10.30
                                             2004       335,586,136          0.58      0.00 - 0.90     11.36 - 12.37

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                     ----------------- ---------------------------------------------------
                                                                       INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                              INCOME        LOWEST TO         LOWEST TO
                                                        NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                     ----------------- ------------- ---------------- --------------------
MSF BlackRock Legacy Large Cap Growth           2008       129,720,981          0.45      0.20 - 0.90  (37.08) - (36.51)
  Sub-Account                                   2007       224,783,521          0.20      0.20 - 0.90     17.65 - 18.72
                                                2006       210,532,191          0.12      0.00 - 0.90       3.20 - 4.13
                                                2005       222,568,551          0.41      0.00 - 0.90       6.05 - 7.00
                                                2004       228,840,525            --      0.00 - 0.90       7.84 - 8.81
MSF Western Asset Management U.S.               2008         8,118,034          4.39      0.20 - 0.90    (1.26) - (0.36)
  Government Sub-Account                        2007         8,555,333          1.62      0.20 - 0.90       3.41 - 4.35
                                                2006        23,111,882          1.96      0.00 - 0.90       3.23 - 4.16
                                                2005         5,988,976          1.41      0.00 - 0.90       0.81 - 1.72
                                                2004         1,515,940          0.86      0.00 - 0.90       2.08 - 3.01
MSF Western Asset Management Strategic          2008        12,005,795          4.12      0.20 - 0.90  (15.78) - (15.01)
  Bond Opportunities Sub-Account                2007        15,153,416          2.75      0.20 - 0.90       3.10 - 4.03
                                                2006        13,995,776          5.01      0.00 - 0.90       4.12 - 5.06
                                                2005         9,512,958          2.35      0.00 - 0.90       1.91 - 2.83
                                                2004         3,884,941          1.79      0.00 - 0.90       5.65 - 6.61
MSF FI Mid Cap Opportunities Sub-Account        2008        13,727,741          0.42      0.20 - 0.90  (55.69) - (55.28)
                                                2007        33,745,831          0.13      0.20 - 0.90       7.36 - 8.33
                                                2006        33,000,999          0.01      0.00 - 0.90     10.85 - 11.85
                                                2005        31,907,921          0.00      0.00 - 0.90       5.96 - 6.92
                                                2004        33,474,401          0.52      0.00 - 0.90     16.14 - 17.19
MSF Jennison Growth Sub-Account                 2008         4,512,970          2.48      0.20 - 0.90  (37.00) - (36.43)
  (Commenced 5/1/2005)                          2007         7,939,226          0.43      0.20 - 0.90     10.67 - 11.67
                                                2006         7,744,244            --      0.00 - 0.90       1.84 - 2.76
                                                2005         8,101,181            --      0.00 - 0.90     20.77 - 21.49
MSF Russell 2000 Index Sub-Account              2008        16,940,477          1.27      0.20 - 0.90  (34.10) - (33.50)
                                                2007        27,058,478          0.93      0.20 - 0.90    (2.40) - (1.51)
                                                2006        27,456,436          0.86      0.00 - 0.90     16.91 - 17.96
                                                2005        24,753,651          0.78      0.00 - 0.90       3.57 - 4.50
                                                2004        21,567,654          0.45      0.00 - 0.90     16.71 - 17.77
MSF Julius Baer International Stock Sub-Account 2008        26,094,744          3.17      0.20 - 0.90  (44.63) - (44.13)
                                                2007        49,449,098          1.07      0.20 - 0.90      9.34 - 10.33
                                                2006        49,321,383          1.49      0.00 - 0.90     15.45 - 16.49
                                                2005        48,315,947          0.63      0.00 - 0.90     16.95 - 18.00
                                                2004        40,124,885          1.28      0.00 - 0.90     17.13 - 18.19
MSF BlackRock Strategic Value Sub-Account       2008        33,591,081          0.55      0.20 - 0.90  (38.96) - (38.40)
                                                2007        63,338,831          0.31      0.20 - 0.90    (4.32) - (3.45)
                                                2006        73,818,143          0.31      0.00 - 0.90     15.69 - 16.73
                                                2005        70,237,347            --      0.00 - 0.90       3.22 - 4.15
                                                2004        73,418,898            --      0.00 - 0.90     11.97 - 14.31
MSF MetLife Stock Index Sub-Account             2008       125,584,560          1.97      0.20 - 0.90  (37.67) - (37.10)
                                                2007       221,661,531          1.05      0.20 - 0.90       4.29 - 5.23
                                                2006       229,081,898          2.00      0.00 - 0.90     14.43 - 15.46
                                                2005       213,385,168          1.60      0.00 - 0.90       3.70 - 4.64
                                                2004       215,225,966          0.85      0.00 - 0.90      9.54 - 10.53

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                    ----------------- ---------------------------------------------------
                                                                      INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                             INCOME        LOWEST TO         LOWEST TO
                                                       NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                    ----------------- ------------- ---------------- --------------------
MSF Lehman Brothers Aggregate Bond Index       2008        28,481,153          4.55      0.20 - 0.90       5.04 - 5.99
  Sub-Account                                  2007        28,756,872          4.78      0.20 - 0.90       5.91 - 6.87
                                               2006        29,998,745          4.36      0.00 - 0.90       3.19 - 4.12
                                               2005        29,833,679          3.98      0.00 - 0.90       1.15 - 2.06
                                               2004        28,363,978          3.15      0.00 - 0.90       3.16 - 4.10
MSF Morgan Stanley EAFE Index Sub-Account      2008        13,171,852          2.94      0.20 - 0.90  (42.60) - (42.08)
                                               2007        22,127,994          1.95      0.20 - 0.90      9.82 - 10.82
                                               2006        18,004,926          1.70      0.00 - 0.90     24.60 - 25.72
                                               2005        13,270,424          1.55      0.00 - 0.90     12.23 - 13.24
                                               2004         9,807,460          0.68      0.00 - 0.90     18.57 - 19.64
MSF MetLife Mid Cap Stock Index Sub-Account    2008        12,417,112          1.42      0.20 - 0.90  (36.75) - (36.17)
                                               2007        19,029,722          0.76      0.20 - 0.90       6.81 - 7.78
                                               2006        17,068,454          1.22      0.00 - 0.90      9.11 - 10.10
                                               2005        14,077,266          0.74      0.00 - 0.90     11.27 - 12.27
                                               2004        10,738,248          0.47      0.00 - 0.90     15.00 - 16.05
MSF Franklin Templeton Small Cap Growth        2008         3,508,118            --      0.20 - 0.90  (41.70) - (41.17)
  Sub-Account                                  2007         7,074,259            --      0.20 - 0.90       3.60 - 4.54
                                               2006         7,303,723            --      0.00 - 0.90      9.03 - 10.01
                                               2005         6,719,469            --      0.00 - 0.90       3.72 - 4.65
                                               2004         5,395,016            --      0.00 - 0.90     10.41 - 11.41
MSF BlackRock Large Cap Value Sub-Account      2008         8,896,096          0.83      0.20 - 0.90  (35.48) - (34.90)
                                               2007        11,919,419          0.93      0.20 - 0.90       2.46 - 3.39
                                               2006         8,839,326          1.20      0.00 - 0.90     18.26 - 19.32
                                               2005         5,225,941          0.94      0.00 - 0.90       5.04 - 5.98
                                               2004         3,753,609            --      0.00 - 0.90     12.38 - 13.40
MSF Neuberger Berman Mid Cap Value Sub-Account 2008        20,009,802          0.86      0.20 - 0.90  (47.82) - (47.34)
                                               2007        39,717,343          0.55      0.20 - 0.90       2.52 - 3.45
                                               2006        38,343,907          0.50      0.00 - 0.90     10.46 - 11.45
                                               2005        32,943,567          0.26      0.00 - 0.90     11.26 - 12.27
                                               2004        18,749,429          0.23      0.00 - 0.90     21.80 - 22.91
MSF MFS Value Sub-Account                      2008         8,439,584          1.91      0.20 - 0.90  (34.06) - (33.46)
                                               2007        12,298,691          0.79      0.20 - 0.90    (4.66) - (3.79)
                                               2006        13,615,792          0.80      0.00 - 0.90     17.06 - 18.11
                                               2005        13,328,806          0.73      0.00 - 0.90    (2.26) - (1.38)
                                               2004         9,516,425          0.47      0.00 - 0.90     10.42 - 11.42
MSF T. Rowe Price Large Cap Growth Sub-Account 2008         5,244,491          0.58      0.20 - 0.90  (42.41) - (41.88)
  (Commenced 5/3/2004)                         2007         7,948,169          0.42      0.20 - 0.90       8.40 - 9.39
                                               2006         5,704,830          0.42      0.00 - 0.90     12.23 - 13.24
                                               2005         6,065,326          0.67      0.00 - 0.90       5.64 - 6.59
                                               2004           766,546            --      0.00 - 0.90       8.94 - 9.93
MSF T. Rowe Price Small Cap Growth Sub-Account 2008         2,962,465            --      0.20 - 0.90  (36.77) - (36.19)
  (Commenced 5/3/2004)                         2007         4,225,349            --      0.20 - 0.90       8.87 - 9.86
                                               2006         4,128,650            --      0.00 - 0.90       2.97 - 3.90
                                               2005         2,248,854            --      0.00 - 0.90     10.01 - 11.01
                                               2004           516,111            --      0.00 - 0.90     10.09 - 11.08

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                     ----------------- ---------------------------------------------------
                                                                       INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                              INCOME        LOWEST TO         LOWEST TO
                                                        NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                     ----------------- ------------- ---------------- --------------------
MSF Oppenheimer Global Equity Sub-Account       2008         4,452,138          2.22      0.20 - 0.90  (40.90) - (40.37)
                                                2007         6,383,391          1.08      0.20 - 0.90       5.53 - 6.49
                                                2006         5,131,307          2.33      0.00 - 0.90     15.55 - 16.59
                                                2005         2,435,641          0.37      0.00 - 0.90     15.18 - 16.22
                                                2004           131,591            --      0.00 - 0.90     15.37 - 16.42
MSF BlackRock Aggressive Growth Sub-Account     2008         1,657,805            --      0.20 - 0.90  (46.21) - (45.73)
  (Commenced 5/3/2004)                          2007         2,233,228            --      0.20 - 0.90     19.49 - 20.58
                                                2006         1,262,834            --      0.00 - 0.90       5.77 - 6.73
                                                2005           778,161            --      0.00 - 0.90      9.71 - 10.70
                                                2004           530,121            --      0.00 - 0.90     12.28 - 12.98
MSF BlackRock Diversified Sub-Account           2008         2,615,227          2.79      0.20 - 0.90  (25.47) - (24.79)
  (Commenced 5/3/2004)                          2007         3,548,106          2.37      0.20 - 0.90       4.94 - 5.90
                                                2006         3,414,636          2.35      0.00 - 0.90      9.54 - 10.53
                                                2005         3,082,467          1.19      0.00 - 0.90       2.13 - 3.05
                                                2004           852,291            --      0.00 - 0.90       7.53 - 8.72
MSF MetLife Conservative Allocation Sub-Account 2008         3,651,569          1.10      0.20 - 0.90  (14.87) - (14.10)
  (Commenced 5/1/2005)                          2007         2,013,623            --      0.20 - 0.90       4.79 - 5.74
                                                2006           961,858          2.62      0.00 - 0.90       6.30 - 7.25
                                                2005           494,420          0.67      0.00 - 0.90       3.50 - 4.13
MSF MetLife Conservative to Moderate Allocation 2008         4,379,229          1.19      0.20 - 0.90  (22.13) - (21.42)
  Sub-Account                                   2007         3,279,205            --      0.20 - 0.90       4.11 - 5.06
  (Commenced 5/1/2005)                          2006         1,654,340          1.51      0.00 - 0.90       8.79 - 9.77
                                                2005           230,607          0.80      0.00 - 0.90       5.79 - 6.43
MSF MetLife Moderate Allocation Sub-Account     2008        25,987,914          1.01      0.20 - 0.90  (29.08) - (28.43)
  (Commenced 5/1/2005)                          2007        29,192,086          0.20      0.20 - 0.90       3.61 - 4.55
                                                2006        16,573,938          1.85      0.00 - 0.90     11.18 - 12.18
                                                2005         3,737,916          0.81      0.00 - 0.90       8.00 - 8.66
MSF MetLife Moderate to Aggressive Allocation   2008        37,391,113          0.83      0.20 - 0.90  (35.55) - (34.96)
  Sub-Account                                   2007        40,468,536          0.20      0.20 - 0.90       3.18 - 4.12
  (Commenced 5/1/2005)                          2006        21,764,488          0.94      0.00 - 0.90     13.53 - 14.55
                                                2005         2,818,965          0.77      0.00 - 0.90     10.27 - 10.94
MSF MetLife Aggressive Allocation Sub-Account   2008         4,931,373          0.77      0.20 - 0.90  (40.82) - (40.28)
  (Commenced 5/1/2005)                          2007         7,131,044          0.27      0.20 - 0.90       2.55 - 3.48
                                                2006         3,293,718          0.72      0.00 - 0.90     15.03 - 16.07
                                                2005           405,330          0.75      0.00 - 0.90     12.04 - 12.72
MSF FI Large Cap Sub-Account                    2008           122,877            --      0.20 - 0.90  (45.31) - (44.82)
  (Commenced 5/1/2006)                          2007           218,496          0.12      0.20 - 0.90       3.01 - 3.94
                                                2006            32,272            --      0.00 - 0.90       1.62 - 2.23
American Funds Growth Sub-Account               2008       127,756,199          0.80      0.20 - 0.90  (44.47) - (43.97)
                                                2007       235,822,089          0.78      0.20 - 0.90     11.34 - 12.35
                                                2006       211,963,175          0.81      0.00 - 0.90      9.23 - 10.22
                                                2005       184,342,864          0.72      0.00 - 0.90     15.15 - 16.19
                                                2004       137,620,317          0.19      0.00 - 0.90     11.49 - 12.50

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                   ----------------- ---------------------------------------------------
                                                                     INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                            INCOME        LOWEST TO         LOWEST TO
                                                      NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                   ----------------- ------------- ---------------- --------------------
American Funds Growth-Income Sub-Account      2008        80,153,968          1.72      0.20 - 0.90  (38.41) - (37.85)
                                              2007       131,971,932          1.54      0.20 - 0.90       4.10 - 5.04
                                              2006       121,735,797          1.60      0.00 - 0.90     14.17 - 15.20
                                              2005       102,332,076          1.39      0.00 - 0.90       4.89 - 5.83
                                              2004        85,683,703          0.96      0.00 - 0.90      9.38 - 10.37
American Funds Global Small Capitalization    2008        40,586,683            --      0.20 - 0.90  (53.94) - (53.52)
  Sub-Account                                 2007        87,957,000          2.91      0.20 - 0.90     20.33 - 21.43
                                              2006        66,602,309          0.46      0.00 - 0.90     22.95 - 24.05
                                              2005        47,588,867          0.92      0.00 - 0.90     24.23 - 25.35
                                              2004        28,038,825            --      0.00 - 0.90     19.80 - 20.88
American Funds Bond Sub-Account               2008         9,026,087          5.63      0.20 - 0.90   (10.16) - (9.35)
  (Commenced 5/1/2006)                        2007         9,806,449          9.07      0.20 - 0.90       2.40 - 3.33
                                              2006         3,132,932          0.57      0.00 - 0.90       5.32 - 5.95
Fidelity VIP Equity-Income Sub-Account        2008        81,257,307          2.39      0.20 - 0.90  (43.17) - (42.65)
                                              2007       160,705,816          1.75      0.20 - 0.90       0.62 - 1.53
                                              2006       175,481,284          3.32      0.00 - 0.90     19.12 - 20.19
                                              2005       160,020,101          1.60      0.00 - 0.90       4.92 - 5.87
                                              2004       165,066,633          1.51      0.00 - 0.90     10.53 - 11.53
MIST T. Rowe Price Mid Cap Growth Sub-Account 2008        15,783,548          0.07      0.20 - 0.90  (40.17) - (39.62)
                                              2007        25,194,308          0.23      0.20 - 0.90     16.79 - 17.85
                                              2006        21,555,907            --      0.00 - 0.90       5.61 - 6.56
                                              2005        17,311,727            --      0.00 - 0.90     13.84 - 14.87
                                              2004         9,869,525            --      0.00 - 0.90     17.09 - 18.15
MIST PIMCO Total Return Sub-Account           2008        64,622,519          3.91      0.20 - 0.90     (0.27) - 0.64
                                              2007        58,359,575          3.62      0.20 - 0.90       6.88 - 7.85
                                              2006        46,125,778          2.55      0.00 - 0.90       3.87 - 4.80
                                              2005        41,507,727          0.06      0.00 - 0.90       1.55 - 2.46
                                              2004        33,796,643          7.43      0.00 - 0.90       4.30 - 5.25
MIST RCM Technology Sub-Account               2008         4,085,556         13.22      0.20 - 0.90  (44.75) - (44.25)
                                              2007         5,928,264            --      0.20 - 0.90     30.48 - 31.67
                                              2006         3,796,537            --      0.00 - 0.90       4.54 - 5.48
                                              2005         3,690,264            --      0.00 - 0.90     10.36 - 11.35
                                              2004         6,271,717          0.05      0.00 - 0.90    (5.14) - (4.28)
MIST Lazard Mid Cap Sub-Account               2008         4,876,754          1.27      0.20 - 0.90  (38.71) - (38.15)
                                              2007         8,530,473          0.64      0.20 - 0.90    (3.35) - (2.47)
                                              2006         6,762,364          0.53      0.00 - 0.90     13.85 - 14.87
                                              2005         6,002,785          0.39      0.00 - 0.90       7.43 - 8.40
                                              2004         4,879,178            --      0.00 - 0.90     13.57 - 14.60
MIST Met/AIM Small Cap Growth Sub-Account     2008         2,922,431            --      0.20 - 0.90  (39.15) - (38.60)
                                              2007         5,139,211            --      0.20 - 0.90     10.40 - 11.40
                                              2006         4,548,438            --      0.00 - 0.90     12.89 - 13.91
                                              2005         3,699,893            --      0.00 - 0.90       7.62 - 8.59
                                              2004         3,868,487            --      0.00 - 0.90       5.77 - 6.73

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                       ----------------- ---------------------------------------------------
                                                                         INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                                INCOME        LOWEST TO         LOWEST TO
                                                          NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                       ----------------- ------------- ---------------- --------------------
MIST Harris Oakmark International Sub-Account     2008        28,218,091          2.01      0.20 - 0.90  (41.25) - (40.72)
                                                  2007        55,058,740          0.93      0.20 - 0.90    (1.75) - (0.86)
                                                  2006        49,487,138          2.51      0.00 - 0.90     28.05 - 29.20
                                                  2005        28,085,269          0.15      0.00 - 0.90     13.46 - 14.48
                                                  2004        13,616,073          0.04      0.00 - 0.90     19.72 - 20.80
MIST Legg Mason Partners Aggressive Growth        2008         1,714,905          0.01      0.20 - 0.90  (39.50) - (38.95)
  Sub-Account                                     2007         2,810,910          0.23      0.20 - 0.90       1.68 - 2.60
                                                  2006         2,888,496            --      0.00 - 0.90    (2.48) - (1.60)
                                                  2005         3,341,457            --      0.00 - 0.90     12.83 - 13.84
                                                  2004         2,340,501            --      0.00 - 0.90       7.84 - 8.82
MIST Clarion Global Real Estate Sub-Account       2008        13,417,373          2.05      0.20 - 0.90  (42.08) - (41.56)
  (Commenced 5/3/2004)                            2007        23,578,148          1.11      0.20 - 0.90  (15.56) - (14.79)
                                                  2006        24,808,259          1.05      0.00 - 0.90     36.67 - 37.90
                                                  2005        10,704,430            --      0.00 - 0.90     12.59 - 13.61
                                                  2004         3,299,369          3.44      0.00 - 0.90     28.96 - 29.74
MIST MFS Research International Sub-Account       2008        96,425,083          0.46      0.20 - 0.90  (41.77) - (42.25)
  (Commenced 5/3/2004)                            2007        22,084,791          1.44      0.20 - 0.90     12.58 - 13.60
                                                  2006        10,510,490          1.49      0.00 - 0.90     25.78 - 26.91
                                                  2005         4,008,903          0.86      0.00 - 0.90     15.73 - 16.77
                                                  2004           859,123            --      0.00 - 0.90     18.65 - 19.72
MIST Lord Abbett Bond Debenture Sub-Account       2008        29,153,548          4.37      0.20 - 0.90  (19.13) - (18.40)
  (Commenced 5/3/2004)                            2007        39,360,830          5.37      0.20 - 0.90       5.89 - 6.85
                                                  2006        36,899,321          6.78      0.00 - 0.90       8.38 - 9.35
                                                  2005        34,356,749          4.73      0.00 - 0.90       0.90 - 1.81
                                                  2004        31,292,892          6.47      0.00 - 0.90       7.46 - 9.59
MIST Oppenheimer Capital Appreciation Sub-Account 2008           588,826          3.72      0.20 - 0.90  (46.29) - (45.80)
  (Commenced 5/1/2005)                            2007           900,150          0.10      0.20 - 0.90     13.42 - 14.45
                                                  2006           332,971          0.28      0.00 - 0.90       6.85 - 7.81
                                                  2005           146,981          0.14      0.00 - 0.90       3.93 - 4.87
MIST SSgA Growth ETF Sub-Account                  2008           536,030          1.85      0.20 - 0.90  (33.44) - (32.84)
  (Commenced 5/1/2006)                            2007           817,206            --      0.20 - 0.90       5.02 - 5.76
                                                  2006            90,720          6.20      0.00 - 0.90       7.06 - 7.70
MIST SSgA Growth and Income ETF Sub-Account       2008           463,003          1.80      0.20 - 0.90  (25.54) - (24.87)
  (Commenced 5/1/2006)                            2007           540,137            --      0.20 - 0.90       4.81 - 5.97
                                                  2006            38,714          8.25      0.00 - 0.90       6.68 - 7.31
MIST PIMCO Inflation Protected Bond Sub-Account   2008         7,360,241          3.34      0.20 - 0.90    (7.46) - (6.62)
  (Commenced 5/1/2006)                            2007         1,579,874          1.02      0.20 - 0.90     10.08 - 11.08
                                                  2006           164,158            --      0.00 - 0.90     (0.42) - 0.46
MIST Legg Mason Value Equity Sub-Account          2008         6,159,595          0.33      0.20 - 0.90  (54.94) - (54.43)
  (Commenced 5/1/2006)                            2007        15,132,086            --      0.20 - 0.90    (6.57) - (5.72)
                                                  2006        17,155,617          0.21      0.00 - 0.90       7.71 - 8.35

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

5. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                               AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                               ----------------- ---------------------------------------------------
                                                                 INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                        INCOME        LOWEST TO         LOWEST TO
                                                  NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                               ----------------- ------------- ---------------- --------------------
MIST BlackRock Large Cap Core Sub-Account 2008         1,487,494          0.69      0.20 - 0.90  (37.68) - (37.12)
  (Commenced 4/30/2007)                   2007         2,059,411            --      0.20 - 0.90       5.67 - 6.63
MIST Janus Forty Sub-Account              2008         7,847,106          5.09      0.20 - 0.90  (42.38) - (41.85)
  (Commenced 4/30/2007)                   2007         4,356,751            --      0.20 - 0.90     26.05 - 27.09

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying portfolio have been excluded.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio, series, or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio, series, or fund. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

(4) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of expense ratios and total returns.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of an Enterprise Executive Advantage Prospectus dated May 1, 2009. This Variable Life policy is offered by New England Life Insurance Company.


-----------------------------  --------------------
           (Date)              (Client's Signature)

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE

                         SUPPLEMENT DATED MAY 1, 2009
                                      TO
                         PROSPECTUS DATED MAY 1, 2009

   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE 2000 policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

7. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .50% in the first 20 Policy years and .25% thereafter.

8. For your Policy, the following paragraphs replace the second through fifth paragraphs appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

   NELICO agents who sell who sell the Policies can select one of two schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year, a maximum of 6.25% of the Target Premium paid in Policy years two through ten, and a maximum of 2.25% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter); or (2) a maximum of 8% of the Target Premium paid in the first Policy year, a maximum of 5.4% of the Target Premium paid in the second through tenth Policy years, and a maximum of ..75% thereafter; and beginning in the second Policy year, a maximum of .18% of the Policy's cash value; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter).

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 7% of the Target Premium and 2.5% of each payment above the Target Premium paid in the second through tenth Policy years under the first schedule, and a possible maximum of 6% of the Target Premium and .85% of each payment above the Target Premium paid in those Policy years under the second schedule. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE

                         SUPPLEMENT DATED MAY 1, 2009
                                      TO
                         PROSPECTUS DATED MAY 1, 2009

   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE PLUS policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

7. The current Enterprise Executive Advantage prospectus describes three death benefit options. Under YOUR Policy, the Option 3 (Face Amount Plus Premiums) death benefit option is not available.

8. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .75% in the first ten Policy years (and in the first ten years following a face amount increase) and .25% thereafter. Under your Policy we calculate the mortality and expense risk charge separately for each underwritten segment of coverage and each segment resulting from a term conversion. The actual charge is a weighted average of the mortality and expense risk charge applicable to each segment, based on the relative Target Premium for each segment.

9. The current Enterprise Executive Advantage prospectus states that the current Policy fee is $5.50 per month. The current Policy fee for YOUR Policy is $5.00 per month.

10.The current Enterprise Executive Advantage prospectus states that upon surrender of the Policy within the first two Policy years, we refund the sales charges that we deducted from premiums paid in the first Policy year. This refund of sales charges provision does not apply under your Policy.

11.The current cost of insurance rates shown in the Fee Table in the current
   Enterprise Executive Advantage prospectus range from $.02 to $500.00 per $1,000 of net amount at risk. The current cost of insurance rates for your Policy range from $.05 to $500.00 per $1,000 of net amount at risk.

12.The current Enterprise Executive Advantage prospectus states that the cost of insurance rates will not change due to an increase in the Policy's face amount. Under YOUR Policy, if there is an increase in face amount, we base the cost of insurance charges for the face amount increase on the insured's age at the time of the increase (if underwritten or from a term conversion), or on the age at issue (if not underwritten), and reflect any change in risk class (if underwritten). Generally, if the insured's risk class is improved, we base future cost of insurance rates for the whole Policy on the better class. If the insured's risk class is worse than at issue (or at the time of an earlier face amount increase), only the cost of insurance charge for the face amount increase will be based on the worse risk class. We base cost of insurance rates for the Policy after a face amount increase on a weighted average of the net amounts at risk for each face amount segment.

13.The "Enhanced Net Single Premium Corridor" option that is described under
   DEATH BENEFITS in the current Enterprise Executive Advantage prospectus is not available under your Policy.

14.The current Enterprise Executive Advantage Prospectus states that a face amount increase will not increase the Target Premium on which sales charges are based. Under YOUR Policy, a face amount increase will increase the Target Premium and we will deduct 8% from each premium you pay each year up to the amount of the increased Target Premium.

15.For your Policy, the following paragraphs replace the second through fifth paragraphs appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

NELICO agents who sell who sell the Policies can select one of three schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), a maximum of 6% in Policy years two through ten, and a maximum of 2% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% in renewal years); or (2) a maximum of 8% of the Target Premium paid in the first through fourth Policy years (or in the first through fourth years after a face amount increase) and 2% of the Target Premium paid in the fifth through fifteenth such years, and beginning in the fifth Policy year, a maximum of .15% of the Policy's cash value (reducing to .11% in the 11th Policy year and .074% in the 16th Policy year); with a maximum commission of .75% of each payment above the Target Premium in the first Policy year (.20% in renewal years); or (3) a maximum commission of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), plus a maximum of .26% of the Policy's cash value after the first Policy year; with a maximum commission of .75% of each payment above the Target Premium in the first Policy year. Each face amount segment has its own Target Premium. For commission purposes, we attribute a portion of each premium payment to each face amount segment, based on the segment's relative Target Premiums.

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 6.5% of the Target Premium commission in the second through tenth Policy years under the first schedule). We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                        ENTERPRISE EXECUTIVE ADVANTAGE

                          FLEXIBLE PREMIUM ADJUSTABLE

                       VARIABLE LIFE INSURANCE POLICIES

                  New England Variable Life Separate Account

                 Issued by New England Life Insurance Company

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  May 1, 2009

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2009 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 501 Boylston Street, Boston, Massachusetts 02116.






                                     SAI-1

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                      ------
    GENERAL INFORMATION AND HISTORY..................................  SAI-3
      The Company....................................................  SAI-3
      The Variable Account...........................................  SAI-3
    DISTRIBUTION OF THE POLICIES.....................................  SAI-3
    ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES.......  SAI-4
      Dollar Cost Averaging..........................................  SAI-4
      Asset Rebalancing..............................................  SAI-4
      Payment of Proceeds............................................  SAI-5
      Payment Options................................................  SAI-5
    ADDITIONAL INFORMATION ABOUT CHARGES.............................  SAI-6
      Special Arrangements...........................................  SAI-6
    POTENTIAL CONFLICTS OF INTEREST..................................  SAI-6
    LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.................  SAI-6
    MISSTATEMENT OF AGE OR SEX.......................................  SAI-7
    REPORTS..........................................................  SAI-7
    PERSONALIZED ILLUSTRATIONS.......................................  SAI-7
    PERFORMANCE DATA.................................................  SAI-8
    INVESTMENT ADVICE................................................  SAI-8
    REGISTRATION STATEMENT........................................... SAI-10
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................... SAI-11
    EXPERTS.......................................................... SAI-11
    FINANCIAL STATEMENTS.............................................


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.


   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2008, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

   New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Services Regulatory

                                     SAI-3

Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

   Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                            AGGREGATE AMOUNT OF COMMISSIONS
   FISCAL       AGGREGATE AMOUNT OF         RETAINED BY DISTRIBUTOR AFTER
   YEAR    COMMISSIONS PAID TO DISTRIBUTOR    PAYMENTS TO SELLING FIRMS
   ------  -------------------------------  -------------------------------
   2008             $37,085,772                          $ 0
   2007             $35,683,129                          $ 0
   2006             $37,283,298                          $ 0


   Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

   You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations but does not assure a profit or protect against a loss in declining markets.


   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.


ASSET REBALANCING

   You can select an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

                                     SAI-4

   You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calendar month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.

PAYMENT OF PROCEEDS

   We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account provides convenient access to proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

   The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

                                     SAI-5

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

   You need our consent to use an option if the installment payments would be less than $20.

                     ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL ARRANGEMENTS

   We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

   Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for

                                     SAI-6
two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

                          MISSTATEMENT OF AGE OR SEX


   If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.


                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Eligible Funds.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                                     SAI-7

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date of the corresponding Sub-Account.

                               INVESTMENT ADVICE


   The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers"), as the adviser to the Met Series Fund and the Met Investors Series Trust, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

   MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.

   MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series (currently Loomis Sayles Small Cap Core Portfolio), and the Loomis Sayles Avanti Growth Series (currently, the Met/Artisan Mid Cap Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

   Met Investors Advisory, LLC (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.


   The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

   The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these

                                     SAI-8

Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Met/Artisan Mid Cap Value Portfolio (formerly, the Harris Oakmark Focused Value Portfolio which was formerly the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000, and Artisan Partners Limited Partnership became the sub-adviser on May 1, 2009. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

   Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in two Portfolios of the Met Series Fund, i.e., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one Portfolio of the Met Investors Series Trust, i.e., the Pioneer Fund Portfolio. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.

   The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc., became the sub-adviser on January 31, 2005. Effective May 4, 2009, the FI Large Cap Portfolio merged with and into the BlackRock Legacy Large Cap Growth Portfolio. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist. The sub-adviser to the MFS(R) Research International Portfolio (formerly, the Fidelity VIP Overseas Portfolio) was Fidelity Management & Research Company until April 28, 2008 when Massachusetts Financial Services Company became the sub-adviser.


   The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:


   MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as the sub-adviser to the Barclays Capital Aggregate Bond Index Portfolio (formerly the Lehman Brothers(R) Aggregate Bond Index Portfolio), the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on April 30, 2007; Metropolitan Life Insurance Company had been the sub-adviser to these Portfolios since May 1, 2001. The sub-adviser to the Artio International Stock Portfolio (formerly the Julius Baer International Stock Portfolio which was formerly the FI International Stock Portfolio which was formerly the Putnam International Stock Portfolio) was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser; Artio Global Management LLC became the sub-adviser on May 1, 2009. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the


                                     SAI-9
sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, when Legg Mason Capital Management, Inc became the sub-adviser to the Portfolio, which then became known as the Legg Mason Partners Aggressive Growth Portfolio. The sub-adviser to the Loomis Sayles Small Cap Growth Portfolio (formerly the Franklin Templeton Small Cap Growth Portfolio) was Franklin Advisers, Inc. until January 5, 2009, when Loomis, Sayles & Company, L.P. became the sub-adviser.


   The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large-Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly, the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios. The sub-adviser of the MFS(R) Value Portfolio (formerly, the Harris Oakmark Large Cap Value Portfolio) was Harris Associates L.P. until January 7, 2008 when Massachusetts Financial Services Company became the sub-adviser.

   The following is the sub-adviser history of the Met Investors Series Trust:

   The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid-Cap Portfolio (formerly, the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser. On April 28, 2008, ING Clarion Real Estate Securities, L.P. succeeded Neuberger Berman Management, Inc. as the sub-adviser to the Neuberger Berman Real Estate Portfolio, which then changed its name to Clarion Global Real Estate Portfolio.


   On September 2, 2008, SSgA Funds Management, Inc. replaced Gallatin Asset Management, Inc. as the sub-adviser to the SSgA Growth and Income ETF Portfolio (formerly the Cyclical Growth and Income ETF Portfolio) and the SSgA Growth ETF Portfolio (formerly the Cyclical Growth ETF Portfolio).


                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    SAI-10

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The consolidated financial statements of New England Life Insurance Company (the "Company"), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that MLIC changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes, as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                    EXPERTS

   Paul L. LeClair, FSA, MAAA, Vice President of NELICO has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                             FINANCIAL STATEMENTS

   The financial statements of NELICO and MetLife are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. The financial statements of MetLife should be considered only as bearing upon the ability of MetLife to meet its obligations under the net worth maintenance agreement.


                                    SAI-11

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

for the Years Ended December 31, 2008, 2007 and 2006 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 20, 2009

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                               2008      2007
                                                             -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $975 and $814,
     respectively).........................................  $   921   $   821
  Mortgage loans on real estate............................       52         2
  Policy loans.............................................      405       411
  Other limited partnership interests......................       --        14
  Short-term investments...................................      186       123
  Other invested assets....................................       40        --
                                                             -------   -------
     Total investments.....................................    1,604     1,371
Cash.......................................................       10        51
Accrued investment income..................................       21        20
Premiums and other receivables.............................      688       302
Deferred policy acquisition costs..........................    1,212     1,349
Current income tax recoverable.............................       31        13
Other assets...............................................       47        66
Separate account assets....................................    7,136    10,904
                                                             -------   -------
     Total assets..........................................  $10,749   $14,076
                                                             =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits...................................  $   658   $   594
  Policyholder account balances............................    1,096       813
  Other policyholder funds.................................      406       433
  Policyholder dividends payable...........................        4         5
  Long-term debt -- affiliated.............................       25        --
  Deferred income tax liability............................      111        69
  Other liabilities........................................      223       179
  Separate account liabilities.............................    7,136    10,904
                                                             -------   -------
     Total liabilities.....................................    9,659    12,997
                                                             -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY:
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding.........        3         3
Additional paid-in capital.................................      458       458
Retained earnings..........................................      683       627
Accumulated other comprehensive loss.......................      (54)       (9)
                                                             -------   -------
     Total stockholder's equity............................    1,090     1,079
                                                             -------   -------
     Total liabilities and stockholder's equity............  $10,749   $14,076
                                                             =======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                               2008    2007   2006
                                                              ------   ----   ----
REVENUES
Premiums....................................................  $   73   $ 80   $ 96
Universal life and investment-type product policy fees......     553    546    521
Net investment income.......................................      77     71     71
Other revenues..............................................     122    121     92
Net investment gains (losses)...............................     195      7     (4)
                                                              ------   ----   ----
  Total revenues............................................   1,020    825    776
                                                              ------   ----   ----
EXPENSES
Policyholder benefits and claims............................     170    142    142
Interest credited to policyholder account balances..........      28     30     34
Policyholder dividends......................................       5      8      7
Other expenses..............................................     608    507    486
                                                              ------   ----   ----
  Total expenses............................................     811    687    669
                                                              ------   ----   ----
Income before provision for income tax......................     209    138    107
Provision for income tax....................................      59     27      9
                                                              ------   ----   ----
Net income..................................................  $  150   $111   $ 98
                                                              ======   ====   ====




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                                            ACCUMULATED OTHER
                                                                            COMPREHENSIVE LOSS
                                                                         -----------------------
                                                                             NET
                                                                         UNREALIZED     DEFINED
                                                 ADDITIONAL              INVESTMENT     BENEFIT
                                        COMMON     PAID-IN    RETAINED      GAINS        PLANS
                                         STOCK     CAPITAL    EARNINGS    (LOSSES)    ADJUSTMENT    TOTAL
                                        ------   ----------   --------   ----------   ----------   ------
Balance at January 1, 2006...........     $3        $458        $405        $  3         $ --      $  869
Comprehensive income:
  Net income.........................                             98                                   98
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                         (3)                      (3)
                                                                                                   ------
  Comprehensive income...............                                                                  95
                                                                                                   ------
  Adoption of SFAS 158, net of income
     tax.............................                                                     (10)        (10)
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2006.........      3         458         503          --          (10)        954
Cumulative effect of a change in
  accounting principle, net of income
  tax (Note 1).......................                             13                                   13
                                          --        ----        ----        ----         ----      ------
Balance at January 1, 2007...........      3         458         516          --          (10)        967
Comprehensive income:
  Net income.........................                            111                                  111
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                          1                        1
                                                                                                   ------
  Comprehensive income...............                                                                 112
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2007.........      3         458         627           1          (10)      1,079
Dividend on common stock.............                            (94)                                 (94)
Comprehensive income:
  Net income.........................                            150                                  150
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                        (43)                     (43)
     Defined benefit plans
       adjustment, net of income
       tax...........................                                                      (2)         (2)
                                                                                                   ------
     Other comprehensive (loss)......                                                                 (45)
                                                                                                   ------
  Comprehensive income...............                                                                 105
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2008.........     $3        $458        $683        $(42)        $(12)     $1,090
                                          ==        ====        ====        ====         ====      ======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)


                                                             2008      2007      2006
                                                            ------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income................................................  $  150   $   111   $    98
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses...............       3         3         3
     Amortization of premiums and accretion of discounts
       associated with investments, net...................      (1)       (1)       --
     (Gains) losses from sales of investments and
       businesses, net....................................    (195)       (7)        4
     Interest credited to policyholder account balances...      28        30        34
     Universal life and investment-type product policy
       fees...............................................    (553)     (546)     (521)
     Change in premiums and other receivables.............     (78)        7       (30)
     Change in deferred policy acquisition costs, net.....     141       (40)      (22)
     Change in insurance-related liabilities..............      66        52        39
     Change in income tax payable.........................      48        (7)       12
     Change in other assets...............................     106       108       124
     Change in other liabilities..........................     224       206       209
     Other, net...........................................      (2)        1        (4)
                                                            ------   -------   -------
Net cash used in operating activities.....................     (63)      (83)      (54)
                                                            ------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................     268       283       196
     Mortgage loans on real estate........................      --        --         7
     Other limited partnership interests..................      --         3         2
  Purchases of:
     Fixed maturity securities............................    (437)     (219)     (286)
     Mortgage loans on real estate........................     (51)       --        --
  Net change in short-term investments....................     (63)       18       (89)
  Payment to participating common stock shareholders upon
     dissolution of subsidiary (Note 2)...................      --       (16)       --
  Net change in other invested assets.....................      (7)       --        --
  Net change in policy loans..............................       6       (54)      (30)
  Other, net..............................................      (1)       (1)        8
                                                            ------   -------   -------
Net cash (used in) provided by investing activities.......    (285)       14      (192)
                                                            ------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................   1,137     1,771     1,626
     Withdrawals..........................................    (736)   (1,663)   (1,374)
  Dividend on common stock................................     (94)       --        --
                                                            ------   -------   -------
Net cash provided by financing activities.................     307       108       252
                                                            ------   -------   -------
Change in cash............................................     (41)       39         6
Cash, beginning of year...................................      51        12         6
                                                            ------   -------   -------
CASH, END OF YEAR.........................................  $   10   $    51   $    12
                                                            ======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Income tax...........................................  $   10   $    22   $    (7)
                                                            ======   =======   =======
  Non-cash transcations during the year:
     Issuance of secured demand note collateral
       agreement..........................................  $   25   $    --   $    --
                                                            ======   =======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as group life, medical, and disability coverage. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owned 100% of the voting common stock of Omega Reinsurance Corporation ("Omega"), which was dissolved in October 2007. Omega is included in the accompanying consolidated financial statements until its date of dissolution. See Note 2.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES") and a majority interest in MetLife Advisors, LLC ("Advisors").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include trust preferred securities and tax credit partnerships. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     The Company uses the equity method of accounting for investments in other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2008 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii) investment impairments;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (iii) the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi) the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x) accounting for reinsurance transactions;

          (xi) accounting for employee benefit plans; and

          (xii) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities recorded at fair value on a nonrecurring basis. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity securities, mortgage loans on real estate, policy loans, other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities, the effective yield is recalculated on a retrospective basis.

          The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub- sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost (See also Note 3); (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of loans to affiliates and tax credit partnerships.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIEs primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIEs expected losses, receive a majority of a VIEs expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses derivatives, including swaps and forwards, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or
(ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives. The Company had no fair value hedges during the years ended December 31, 2008, 2007 and 2006.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was less than $1 million at both December 31, 2008 and 2007. Accumulated depreciation and amortization of property, equipment and leasehold improvements

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


was less than $1 million at both December 31, 2008 and 2007. Related depreciation and amortization expense was less than $1 million, $1 million and less than $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $35 million at both December 31, 2008 and 2007. Accumulated amortization of capitalized software was $33 million and $32 million at December 31, 2008 and 2007, respectively. Related amortization expense was $1 million, $1 million and $2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts is amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and non-medical health insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company amortizes DAC related to variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 6%.

     Participating business represented approximately 2% and 3% of the Company's life insurance in-force, and 10% and 9% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 40% and 58%, 42% and 59%, and 43% and 51%, of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and
(ii) credited interest, ranging from 3% to 10% less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of the embedded derivative.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     NELICO joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in Statement of Financial Accounting Standards ("SFAS") No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income (loss). Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, hedge funds and cash and cash equivalents. The

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157, which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $7 million ($5 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income
(loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 14 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in a VIE. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 ("FIN 45"), to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

          (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

          (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

          (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

          (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits, a $3 million decrease in the interest liability for unrecognized tax benefits, and a corresponding increase to the January 1, 2007 balance of retained earnings of $13 million. See also Note 9.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs did not have an impact on the Company's consolidated financial statements.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in an increase of $10 million, net of income tax, to accumulated other comprehensive loss, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 11.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r) and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on Emerging Issues Task Force ("EITF") Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

     On October 31, 2006, the board of directors of Omega approved the adoption of a restructuring plan (the "Restructuring Plan"). On November 20, 2006, the board of directors of NELICO, as Omega's sole voting shareholder, and Omega's participating common stock ("PCS") shareholders, also approved the Restructuring Plan. Under the Restructuring Plan: (i) all reinsurance arrangements were terminated effective December 31, 2006; (ii) all outstanding shares of PCS were redeemed effective December 31, 2006; and (iii) payments totaling $16 million were made on June 29, 2007 to the PCS shareholders. Payments consisted of former shareholders' outstanding redemption payment balance plus an additional 40 percent of such balance. In connection with the Restructuring Plan, Omega was dissolved in October 2007 and its remaining assets and liabilities were assumed by NELICO. Total assets and total liabilities of Omega at December 31, 2006 were $7 million and $1 million, respectively. Total

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES revenues of Omega included in the Company's consolidated revenues were less than $1 million and $12 million for the years ended December 31, 2007 and 2006, respectively.

3.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities, and the percentage that each sector represents by the respective total holdings at:

                                                              DECEMBER 31, 2008
                                              ------------------------------------------------
                                                               GROSS
                                                             UNREALIZED
                                              AMORTIZED   ---------------    ESTIMATED    % OF
                                                 COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                              ---------   ----       ----   ----------   -----
                                                                (IN MILLIONS)
U.S. corporate securities...................     $465      $10        $40      $435       47.2%
Residential mortgage-backed securities......      212        7          2       217       23.6
Foreign corporate securities................      195        1         33       163       17.7
U.S. Treasury/agency securities.............       44        8         --        52        5.7
Commercial mortgage-backed securities.......       41       --          3        38        4.1
Foreign government securities...............       12       --          1        11        1.2
State and political subdivision securities..        6       --          1         5        0.5
                                                 ----      ---        ---      ----      -----
  Total fixed maturity securities (1), (2)..     $975      $26        $80      $921      100.0%
                                                 ====      ===        ===      ====      =====




                                                              DECEMBER 31, 2007
                                              ------------------------------------------------
                                                               GROSS
                                                             UNREALIZED
                                              AMORTIZED   ---------------    ESTIMATED    % OF
                                                 COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                              ---------   ----       ----   ----------   -----
                                                                (IN MILLIONS)
U.S. corporate securities...................     $407      $11        $ 7      $411       50.1%
Residential mortgage-backed securities......      144        1         --       145       17.7
Foreign corporate securities................      177        2          4       175       21.3
U.S. Treasury/agency securities.............       56        4         --        60        7.3
Commercial mortgage-backed securities.......       15       --         --        15        1.8
Foreign government securities...............       15       --         --        15        1.8
State and political subdivision securities..       --       --         --        --         --
                                                 ----      ---        ---      ----      -----
  Total fixed maturity securities (1), (2)..     $814      $18        $11      $821      100.0%
                                                 ====      ===        ===      ====      =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $22 million and $39 million, respectively.

   (2) At December 31, 2008 and 2007 the Company also held $4 million and $6 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2008 and 2007.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $30 million and $39 million at December 31, 2008 and 2007, respectively. These securities had net unrealized losses of $9 million and $2 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $2 million at December 31, 2008. There were no non-income producing fixed maturity securities at December 31, 2007. There were no net unrealized gains (losses) associated with non-income producing fixed maturity securities at both December 31, 2008 and 2007.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. There were no fixed maturity securities credit enhanced by financial guarantee insurers at December 31, 2008.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (47.2%), residential mortgage-backed securities (23.6%), and foreign corporate securities (17.7%); and at December 31, 2007 were U.S. corporate fixed maturity securities (50.1%), foreign corporate securities (21.3%) and residential mortgage-backed securities (17.7%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $598 million and $586 million, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total cash and invested assets, with the exception of five holdings at December 31, 2008 totaling $98 million and two holdings at December 31, 2007 totaling $40 million at estimated fair value. The exposure to the largest single issuer of corporate fixed maturity securities held at both December 31, 2008 and 2007 was $25 million. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $164 million and $137 million, respectively, the total of these

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ten issuers being less than 11% and 10% of the Company's total cash and invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................     $163       27.3%     $175       29.9%
Utility.....................................      145       24.2        70       11.9
Consumer....................................       92       15.4        74       12.6
Industrial..................................       91       15.2        91       15.5
Finance.....................................       82       13.7       138       23.5
Communications..............................       25        4.2        38        6.6
                                                 ----      -----      ----      -----
  Total.....................................     $598      100.0%     $586      100.0%
                                                 ====      =====      ====      =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Pass-through securities...................     $131       60.4%     $ 81       55.9%
  Collateralized mortgage obligations.......       86       39.6        64       44.1
                                                 ----      -----      ----      -----
Total residential mortgage-backed
  securities................................     $217      100.0%     $145      100.0%
                                                 ====      =====      ====      =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 91%, 6%, and 3% of the total holdings, respectively. At December 31, 2008 and 2007, $217 million and $145 million, respectively, or 100% for both years, of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure at estimated fair value was $6 million and $8 million, respectively, with an unrealized loss of $1 million and less than $1 million, respectively. At December 31, 2008 and 2007, all of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's Alt-A residential mortgage-backed securities were rated Aa/AAA or better by Moody's, S&P or Fitch. At December 31, 2008, the Company's Alt-A holdings are 100% in the 2005 and prior vintage years. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $38 million and $15 million, respectively, at estimated fair value. At both December 31, 2008 and 2007, all of the estimated fair value of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, 100% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and commercial real estate collateralized debt obligations securities.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................     $ 28        $ 25         $ 35        $ 36
Due after one year through five years...      330         323          340         351
Due after five years through ten years..      227         206          157         153
Due after ten years.....................      137         112          123         121
                                             ----        ----         ----        ----
  Subtotal..............................      722         666          655         661
Mortgage-backed securities..............      253         255          159         160
                                             ----        ----         ----        ----
  Total fixed maturity securities.......     $975        $921         $814        $821
                                             ====        ====         ====        ====



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive loss, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Fixed maturity securities............................  $(54)      $ 7       $ 6
Derivatives..........................................    (2)       (2)       (3)
Short-term investments...............................   (11)       --        --
Other................................................    --        (1)       (1)
                                                       ----       ---       ---
  Subtotal...........................................   (67)        4         2
                                                       ----       ---       ---
Amounts allocated from DAC...........................     2        (2)       (2)
Deferred income tax..................................    23        (1)       --
                                                       ----       ---       ---
  Subtotal...........................................    25        (3)       (2)
                                                       ----       ---       ---
Net unrealized investment gains (losses).............  $(42)      $ 1       $--
                                                       ====       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance, January 1,..................................  $  1       $--       $ 3
Unrealized investment gains (losses) during the
  year...............................................   (71)        2        (5)
Unrealized investment gains (losses) relating to:
  DAC................................................     4        --        --
  Deferred income tax................................    24        (1)        2
                                                       ----       ---       ---
Balance, at December 31,.............................  $(42)      $ 1       $--
                                                       ====       ===       ===
Net change in unrealized investment gains (losses)...  $(43)      $ 1       $(3)
                                                       ====       ===       ===



  UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                  DECEMBER 31, 2008
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........     $248          $19         $ 76          $21         $324          $40
Residential mortgage-backed
  securities.......................       23            2           --           --           23            2
Foreign corporate securities.......       72           11           51           22          123           33
Commercial mortgage-backed
  securities.......................       37            3           --           --           37            3
Foreign government securities......       10            1           --           --           10            1
State and political subdivision
  securities.......................        5            1           --           --            5            1
                                        ----          ---         ----          ---         ----          ---
  Total fixed maturity securities..     $395          $37         $127          $43         $522          $80
                                        ====          ===         ====          ===         ====          ===
Total number of securities in an
  unrealized loss position.........      124                        59
                                        ====                      ====




                                                                                    DECEMBER 31, 2007
                                                      ----------------------------------------------------------------------------
                                                                                  EQUAL TO OR GREATER
                                                        LESS THAN 12 MONTHS          THAN 12 MONTHS                 TOTAL
                                                      -----------------------   -----------------------   ------------------------
                                                                      GROSS                     GROSS                      GROSS
                                                       ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED    UNREALIZED
                                                      FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE       LOSS
                                                      ----------   ----------   ----------   ----------   ----------    ----------
                                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities...........................     $ 89          $ 3         $111          $ 4         $200           $ 7
Residential mortgage-backed securities..............       27           --            1           --           28            --
Foreign corporate securities........................       28           --           72            4          100             4
Commercial mortgage-backed securities...............       --           --           --           --           --            --
Foreign government securities.......................       --           --           10           --           10            --
State and political subdivision securities..........       --           --           --           --           --            --
                                                         ----          ---         ----          ---         ----           ---
  Total fixed maturity securities...................     $144          $ 3         $194          $ 8         $338           $11
                                                         ====          ===         ====          ===         ====           ===
Total number of securities in an unrealized loss
  position..........................................       63                        55
                                                         ====                      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-
  SALE

     The following tables present the amortized cost, gross unrealized loss and number of securities for fixed maturity securities, where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                          ------------------------------------------------------------
                                                                GROSS UNREALIZED         NUMBER OF
                                            AMORTIZED COST            LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................     $249      $110       $13        $42        67        45
Six months or greater but less than nine
  months................................      107         2         9          1        29         1
Nine months or greater but less than
  twelve months.........................       43         3         4          1        15         1
Twelve months or greater................       88        --        10         --        28        --
                                             ----      ----       ---        ---
  Total.................................     $487      $115       $36        $44
                                             ====      ====       ===        ===




                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                                GROSS UNREALIZED         NUMBER OF
                                            AMORTIZED COST            LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................     $ 87       $ 3       $ 1        $ 1        31         2
Six months or greater but less than nine
  months................................       36        --         2         --        24        --
Nine months or greater but less than
  twelve months.........................       21        --        --         --         7        --
Twelve months or greater................      202        --         7         --        55        --
                                             ----       ---       ---        ---
  Total.................................     $346       $ 3       $10        $ 1
                                             ====       ===       ===        ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $36 million and $10 million, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of amortized cost, which represented 7% and 3%, respectively, of the amortized cost of such securities.

     At December 31, 2008, $44 million of unrealized losses related to fixed maturity securities with an unrealized loss position of 20% or more of amortized cost, which represented 38% of the amortized cost of such fixed maturity

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES securities. Of such unrealized losses of $44 million, $42 million were in an unrealized loss position for a period of less than six months. At December 31, 2007, $1 million of unrealized losses related to fixed maturity securities, with an unrealized loss position of 20% or more of amortized cost, which represented 33% of the amortized cost of such fixed maturity securities, all of which were in an unrealized loss position for a period of less than six months.

     The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities and it has the ability and intent to hold until the earlier of the recovery in value, or until maturity. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity securities of $80 million and $11 million, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                               DECEMBER 31,
                                                               ------------
                                                               2008   2007
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    50%    64%
  Foreign corporate securities...............................    41     36
  Commercial mortgage-backed securities......................     4     --
  Residential mortgage-backed securities.....................     3     --
  Other......................................................     2     --
                                                                ---    ---
       Total.................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Finance....................................................    48%    58%
  Utility....................................................    18      7
  Consumer...................................................    15      7
  Mortgage-backed............................................     7     --
  Industrial.................................................     3     24
  Other......................................................     9      4
                                                                ---    ---
       Total.................................................   100%   100%
                                                                ===    ===



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Fixed maturity securities..............................  $ (7)     $(2)     $(3)
Freestanding derivatives...............................     1       (1)      (1)
Embedded derivatives...................................   200        9       --
Other..................................................     1        1       --
                                                         ----      ---      ---
  Net investment gains (losses)........................  $195      $ 7      $(4)
                                                         ====      ===      ===



     See Note 7 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Proceeds...............................................  $212   $229   $117
                                                         ====   ====   ====
Gross investment gains.................................     1      1     --
                                                         ----   ----   ----
Gross investment losses................................    (5)    (3)    (3)
                                                         ----   ----   ----
Credit-related writedowns..............................    (3)    --     --
                                                         ----   ----   ----
  Net investment gains (losses)........................  $ (7)  $ (2)  $ (3)
                                                         ====   ====   ====



     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $3 million for the year ended December 31, 2008, all of which were consumer industry holdings.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Fixed maturity securities.............................   $49       $48       $46
Mortgage loans on real estate.........................    --        --         1
Policy loans..........................................    23        21        19
Other limited partnership interests...................     3        (1)        3
Cash and short-term investments.......................     3         5         3
Other.................................................    --         1         2
                                                         ---       ---       ---
  Total investment income.............................    78        74        74
Less: Investment expenses.............................     1         3         3
                                                         ---       ---       ---
  Net investment income...............................   $77       $71       $71
                                                         ===       ===       ===



     For the year ended December 31, 2008 there was no affiliated investment income. Affiliated investment income, included in the table above, was $1 million for both of the years ended December 31, 2007 and 2006. Affiliated investment expenses, included in the table above, were $1 million for each of the years ended December 31, 2008, 2007 and 2006. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $4 million and $3 million at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................    $21      40.4%     $ 2     100.0%
Agricultural mortgage loans...................     31      59.6       --        --
                                                  ---     -----      ---     -----
  Total mortgage loans on real estate.........    $52     100.0%     $ 2     100.0%
                                                  ===     =====      ===     =====



     Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2008, 38%, 38% and 10% of the value of the Company's mortgage loans on real estate were located in Oregon, Florida and California, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     For the years ended December 31, 2008, 2007 and 2006 there were no loan valuation allowances for mortgage loans on real estate.

  OTHER INVESTED ASSETS

     At December 31, 2008, the carrying value of loans to affiliates, tax credit partnerships and other investments, included in other invested assets, was $25 million, $14 million, and $1 million, respectively. At December 31, 2007, the Company did not have other invested assets.

     Loans to affiliates consists of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method.

  VARIABLE INTEREST ENTITIES

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                           DECEMBER 31, 2008
                                                        -----------------------
                                                        NOT PRIMARY BENEFICIARY
                                                        -----------------------
                                                                      MAXIMUM
                                                         CARRYING   EXPOSURE TO
                                                        AMOUNT(1)     LOSS(2)
                                                        ---------   -----------
                                                             (IN MILLIONS)
Fixed maturity securities, available-for-sale: (3)
  Foreign corporate securities........................     $ 5          $ 5
Other invested assets (4).............................      14           14
                                                           ---          ---
Total.................................................     $19          $19
                                                           ===          ===



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at estimated fair value within fixed maturity securities available-for-sale.

   (4) Other invested assets include tax credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $171 million and $117 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $3 million, $5 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company did not transfer any invested assets to or from affiliates during the years ended December 31, 2008 and 2007. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, for 2006 are as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2006
                                                            -----------------
                                                              (IN MILLIONS)
Estimated fair value of assets transferred to affiliates..          $1
Amortized cost of assets transferred to affiliates........          $1


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                 OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Foreign currency swaps..........     $10       $--        $ 4          $10       $--        $ 5
Financial forwards..............      --        --         --            5        --         --
Credit default swaps............       1        --         --           20        --         --
                                     ---       ---        ---          ---       ---        ---
  Total.........................     $11       $--        $ 4          $35       $--        $ 5
                                     ===       ===        ===          ===       ===        ===



     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                          REMAINING LIFE
                               -------------------------------------------------------------------
                                             AFTER ONE YEAR   AFTER FIVE YEARS
                               ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                   LESS           YEARS             YEARS          YEARS     TOTAL
                               -----------   --------------   ----------------   ---------   -----
                                                          (IN MILLIONS)
Foreign currency swaps.......      $--             $10               $--            $--       $10
Credit default swaps.........       --               1                --             --         1
                                   ---             ---               ---            ---       ---
  Total......................      $--             $11               $--            $--       $11
                                   ===             ===               ===            ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Cash flow.......................     $--       $--        $--          $--       $--        $--
Non-qualifying..................      11        --          4           35        --          5
                                     ---       ---        ---          ---       ---        ---
                                     $11       $--        $ 4          $35       $--        $ 5
                                     ===       ===        ===          ===       ===        ===



     The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2008, 2007 and 2006.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any net investment gains (losses) as the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                           2008   2007   2006
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Other comprehensive income (loss) balance at January 1,..   $(2)   $(3)   $(3)
Amounts reclassified to net investment gains (losses)....    --      1     --
                                                            ---    ---    ---
Other comprehensive income (loss) balance at December
  31,....................................................   $(2)   $(2)   $(3)
                                                            ===    ===    ===



     At December 31, 2008, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2009.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to minimize its exposure to adverse movements in credit; and (iii) equity variance swaps as a macro hedge on certain invested assets.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives.........................................  $1        $--       $(1)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; and ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                               DECEMBER 31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders....................  $320    $14
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...................  $104    $ 5


     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                          2008   2007   2006
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Net investment gains (losses) (1).......................  $200    $9     $--

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $115 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     At both December 31, 2008 and 2007, the Company was not required to pledge and was not entitled to receive any collateral related to derivative instruments.

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)
Balance at January 1, 2006....................................      $1,288
  Capitalizations.............................................         118
                                                                    ------
     Subtotal.................................................       1,406
                                                                    ------
  Less: Amortization related to:
  Other expenses..............................................          93
                                                                    ------
     Total amortization.......................................          93
                                                                    ------
  Less: Other.................................................           3
                                                                    ------
Balance at December 31, 2006..................................       1,310
  Capitalizations.............................................         136
                                                                    ------
     Subtotal.................................................       1,446
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................           2
  Other expenses..............................................          95
                                                                    ------
     Total amortization.......................................          97
                                                                    ------
Balance at December 31, 2007..................................       1,349
  Capitalizations.............................................         124
                                                                    ------
     Subtotal.................................................       1,473
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................          44
  Other expenses..............................................         221
                                                                    ------
     Total amortization.......................................         265
                                                                    ------
  Less: Unrealized investment gains (losses)..................          (4)
                                                                    ------
Balance at December 31, 2008..................................      $1,212
                                                                    ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC is attributed to both investment gains and losses and other expenses which are the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses provide information regarding the amount of DAC that would have been amortized if such gains and losses had been recognized.

6.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                               POLICYHOLDER
                                                             ACCOUNT BALANCES        OTHER
                                       FUTURE POLICY        -----------------     POLICYHOLDER
                                         BENEFITS              DECEMBER 31,          FUNDS
                                     ----------------       -----------------   ---------------
                                     2008        2007        2008        2007   2008       2007
                                     ----        ----       ------       ----   ----       ----
                                                            (IN MILLIONS)
Traditional life...................  $475        $451       $   --       $ --   $  9       $  9
Variable & universal life..........    65          61          489        483    394        421
Annuities..........................    66          27          536        265      1          1
Other..............................     1          --           55         46     --         --
Retirement & savings...............    --          --           16         19     --         --
Non-medical health & other.........    51          55           --         --      2          2
                                     ----        ----       ------       ----   ----       ----
  Total............................  $658        $594       $1,096       $813   $406       $433
                                     ====        ====       ======       ====   ====       ====



     Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2008 and 2007.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................  $ 42       $39       $33
Capitalization.......................................     8         9         8
Amortization.........................................   (10)       (6)       (2)
                                                       ----       ---       ---
Balance at December 31,..............................  $ 40       $42       $39
                                                       ====       ===       ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $7,136 million and $10,904 million at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $387 million, $357 million and $348 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     For each of the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Balance at January 1,.................................  $ 22     $ 21     $ 50
  Less: Reinsurance recoverables......................   (18)     (17)     (46)
                                                        ----     ----     ----
Net balance at January 1,.............................     4        4        4
                                                        ----     ----     ----
Incurred related to:
  Current year........................................     2        1        2
  Prior years.........................................    (1)      --       (1)
                                                        ----     ----     ----
                                                           1        1        1
                                                        ----     ----     ----
Paid related to:
  Current year........................................    --       --       --
  Prior years.........................................    (1)      (1)      (1)
                                                        ----     ----     ----
                                                          (1)      (1)      (1)
                                                        ----     ----     ----
Net balance at December 31,...........................     4        4        4
  Add: Reinsurance recoverables.......................    17       18       17
                                                        ----     ----     ----
Balance at December 31,...............................  $ 21     $ 22     $ 21
                                                        ====     ====     ====



     During 2008 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million for both years, due to improved loss ratios for non-medical health claim liabilities and improved claims management. During 2007 there was no change to claims and claim adjustment expenses associated with prior years.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2008                             2007
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $   2,993             N/A        $   3,659             N/A
Net amount at risk (2)................     $     705 (3)         N/A        $       7 (3)         N/A
Average attained age of
  contractholders.....................      60 years             N/A         59 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   1,871       $   2,249        $   2,869       $   2,886
Net amount at risk (2)................     $     737 (3)   $   1,023 (4)    $      61 (3)   $      34(4)
Average attained age of
  contractholders.....................      61 years        58 years         60 years        58 years



                                                                    DECEMBER 31,
                                                             --------------------------
                                                                2008            2007
                                                             ----------      ----------
                                                              SECONDARY       SECONDARY
                                                             GUARANTEES      GUARANTEES
                                                             ----------      ----------
                                                                    (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
  Account value (general and separate account).............   $   1,734       $   2,860
  Net amount at risk (2)...................................   $  25,520 (3)   $  27,377 (3)
  Average attained age of policyholders....................    48 years        47 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND
                                              ANNUITY CONTRACTS       VARIABLE LIFE
                                         --------------------------     CONTRACTS
                                         GUARANTEED     GUARANTEED    -------------
                                            DEATH     ANNUITIZATION     SECONDARY
                                          BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                         ----------   -------------   -------------   -----
                                                            (IN MILLIONS)
Balance at January 1, 2006.............      $ 2           $--             $ 1         $ 3
Incurred guaranteed benefits...........       (1)           --              --          (1)
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2006...........        1            --               1           2
Incurred guaranteed benefits...........       --             3              --           3
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2007...........        1             3               1           5
Incurred guaranteed benefits...........        3            19               1          23
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2008...........      $ 4           $22             $ 2         $28
                                             ===           ===             ===         ===



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $21 million, $4 million and $3 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Mutual Fund Groupings
  Equity..................................................  $3,005   $5,674
  Balanced................................................   1,610    1,646
  Bond....................................................     711      899
  Money Market............................................     336      292
  Specialty...............................................      65      112
                                                            ------   ------
     Total................................................  $5,727   $8,623
                                                            ======   ======



7.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. The amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company also reinsures 100% of the living and death benefit riders associated with its variable annuities issued since 2001 with an affiliate reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2008   2007    2006
                                                        ----   ----   -----
                                                           (IN MILLIONS)
PREMIUMS:
  Direct premiums.....................................  $137   $153   $ 183
  Reinsurance assumed.................................    --     --      14
  Reinsurance ceded...................................   (64)   (73)   (101)
                                                        ----   ----   -----
     Net premiums.....................................  $ 73   $ 80   $  96
                                                        ====   ====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees......................................  $611   $608   $ 572
  Reinsurance ceded...................................   (58)   (62)    (51)
                                                        ----   ----   -----
     Net universal life and investment-type product
       policy fees....................................  $553   $546   $ 521
                                                        ====   ====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims.............  $266   $209   $ 236
  Reinsurance assumed.................................    --     --       7
  Reinsurance ceded...................................   (96)   (67)   (101)
                                                        ----   ----   -----
     Net policyholder benefits and claims.............  $170   $142   $ 142
                                                        ====   ====   =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                              DECEMBER 31,
                                                              -----------
                                                              2008   2007
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables..........................  $157   $139
Deposit recoverables........................................    35     30
Claim recoverables..........................................    11      7
All other recoverables......................................     3      3
                                                              ----   ----
  Total.....................................................  $206   $179
                                                              ====   ====
AFFILIATED RECOVERABLES:
Future policy benefit recoverables..........................  $347   $ 34
Deposit recoverables........................................    55     46
Claim recoverables..........................................     1      1
All other recoverables......................................     2     --
                                                              ----   ----
  Total.....................................................  $405   $ 81
                                                              ====   ====



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers. The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $10 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $25 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $1 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances, except $55 million of deposit recoverables, are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $122 million, or 59%, of its total unaffiliated reinsurance recoverable balance of $206 million at December 31, 2008. Of these reinsurance recoverable balances, $25 million were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $38 million and $30 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $10 million and $8 million at December 31, 2008 and 2007, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries including MLIC, Exeter Reassurance Company, Ltd. and MetLife Reinsurance Company of Vermont. The Company also has reinsurance agreements with Reinsurance Group of America, Incorporated, ("RGA") a former affiliate, which was split-off from MetLife in September 2008. The table below includes amounts related to transactions with RGA through the date of the split-off.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects related party reinsurance information:

                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                           --------------------
                                                           2008    2007    2006
                                                           ----    ----    ----
                                                               (IN MILLIONS)
Assumed benefits, included in policyholder benefits and
  claims.................................................   $--     $--     $ 1
Ceded premiums...........................................   $ 6     $ 7     $ 3
Ceded fees, included in universal life and investment-
  type product policy fees...............................   $22     $28     $24
Income from deposit contracts, included in other
  revenues...............................................   $ 1     $ 1     $ 1
Ceded benefits, included in policyholder benefits and
  claims.................................................   $33     $ 8     $16
Ceded benefits, included in interest credited to
  policyholder account balances..........................   $ 2     $ 2     $ 2
Interest costs on ceded reinsurance, included in other
  expenses...............................................   $ 1     $(2)    $(1)


     The Company has ceded risks to an affiliate related to guaranteed minimum benefit riders written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $319 million and $14 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $305 million, $17 million, and ($5) million, respectively, in changes in fair value of such embedded derivatives.

8.  LONG-TERM DEBT -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matures on February 28, 2011 and bears interest at 0.50% per annum. The Company has not exercised its right to sell or repledge the collateral.

9.  INCOME TAX

     The provision for income tax is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Current:
  Federal.............................................   $(8)      $17       $(8)
  State and local.....................................    --         1         1
                                                         ---       ---       ---
  Subtotal............................................    (8)       18        (7)
                                                         ---       ---       ---
Deferred:
  Federal.............................................    67         9        16
                                                         ---       ---       ---
Provision for income tax..............................   $59       $27       $ 9
                                                         ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2008     2007     2006
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $ 73     $ 48     $ 37
Tax effect of:
  Tax-exempt investment income........................   (16)     (25)     (24)
  Prior year tax......................................     2        4       (6)
  Other, net..........................................    --       --        2
                                                        ----     ----     ----
Provision for income tax..............................  $ 59     $ 27     $  9
                                                        ====     ====     ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                              ------------
                                                               2008   2007
                                                              -----   ----
                                                                   (IN
                                                                MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $ 187   $315
  Employee benefits.........................................      5      6
  Deferred intercompany losses..............................     10     10
  Net unrealized investment losses..........................     23     --
  Other, net................................................     16      7
                                                              -----   ----
                                                                241    338
  Less: Valuation allowance.................................     10     10
                                                              -----   ----
                                                                231    328
                                                              -----   ----
Deferred income tax liabilities:
  Investments...............................................      1      4
  DAC.......................................................    341    392
  Net unrealized investment gains...........................     --      1
                                                              -----   ----
                                                                342    397
                                                              -----   ----
Net deferred income tax liability...........................  $(111)  $(69)
                                                              =====   ====



     The Company recorded a valuation allowance related to a deferred intercompany loss from the sale prior to 2003 of Exeter Reassurance Company, Ltd. to MetLife within the same consolidated group. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for deferred intercompany losses will not be realized.

     The Company has not recorded a valuation allowance against the deferred tax asset of $23 million recognized in connection with unrealized investment losses at December 31, 2008. The Company has the intent and ability to hold such securities until their recovery or maturity and the Company has available to it tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company participates in a tax sharing agreement with MetLife. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to
(from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Pursuant to the tax sharing agreement, the amount due to (from) affiliates is ($31) million and ($13) million as of December 31, 2008 and 2007, respectively. The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits, a $3 million decrease in the interest liability for unrecognized tax benefits, and a corresponding increase to the January 1, 2007 balance of retained earnings of $13 million.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $16 million and $24 million, respectively, related to the separate account DRD.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that it claims caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice. The Company's motion for summary judgment was granted. The plaintiffs appealed to the U.S. Court of Appeals for the 4th Circuit. In August 2007, the 4th Circuit affirmed in part and reversed in part the lower court's decision and remanded the matter for further proceedings.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES conduct investigations, serve subpoenas, or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2008, 2007 and 2006. At both December 31, 2008 and 2007, the Company maintained a liability of $375 thousand and a related asset for premium tax offsets of $282 thousand for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at December 31, 2008 and 2007, an asset related to paid assessments representing currently available premium tax offsets of $124 thousand and $118 thousand, respectively.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                    GROSS
                                                                    RENTAL
                                                                   PAYMENTS
                                                                -------------
                                                                (IN MILLIONS)
2009..........................................................       $14
2010..........................................................       $13
2011..........................................................       $ 9
2012..........................................................       $ 6
2013..........................................................       $ 3
Thereafter....................................................       $ 1


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $8 million at December 31, 2008. The Company did not have unfunded commitments at December 31, 2007. The Company anticipates that these amounts will be invested in partnerships over the next five years.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $34 million at December 31, 2008. There were no mortgage loan commitments at December 31, 2007.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $45 million, with a cumulative maximum of $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at both December 31, 2008 and 2007 for indemnities, guarantees and commitments were insignificant.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the obligations result from benefits calculated with the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets. The Company's share of pension expense was $4 million, $4 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company's share of postretirement expense was less than $1 million for both of the years ended December 2008 and 2007, and $2 million for the year ended December 31, 2006. The combined allocated pension and other postretirement benefit expense is included in the accompanying consolidated income statements.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of $2 million, less than $1 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expense, are included in the accompanying consolidated financial statements and disclosures below.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. Upon adoption of SFAS 158, the Company recognized as an adjustment to accumulated other comprehensive loss, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans.

                                                            DECEMBER 31, 2006
                                            -------------------------------------------------
                                                         ADDITIONAL
                                                           MINIMUM
                                                PRE        PENSION   ADOPTION OF      POST
                                              SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                       ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
---------------------                       -----------  ----------  -----------  -----------
                                                              (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost....................................      $(21)        $--         $ --         $(21)
Other liabilities: Accrued postretirement
  benefit cost............................      $ (7)         --          (16)        $(23)
                                                             ---         ----
Accumulated other comprehensive loss,
  before income tax:
  Defined benefit plans...................                    --          (16)        $(16)
Deferred income tax.......................                    --            6
                                                             ---         ----
Accumulated other comprehensive loss, net
  of income tax:
  Defined benefit plans...................                   $--         $(10)        $(10)
                                                             ===         ====



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligations and aggregate fair value of plan assets for the pension plans were as follows:

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2008   2007   2008   2007
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Benefit obligation at beginning of year............  $ 29   $ 21   $ 24   $ 23
  Service cost.....................................     1     --     --      1
  Interest cost....................................     2      2      2      1
  Plan participants' contributions.................    --     --      4      3
  Net actuarial (gains) losses.....................     5      1     --     (1)
  Change in benefits...............................     1      6     --     --
  Benefits paid....................................    (1)    (1)    (5)    (3)
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    37     29     25     24
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    --     --     --     --
  Actual return on plan assets.....................    --     --     --     --
  Employer contribution............................     1      1     --     --
  Benefits paid....................................    (1)    (1)    --     --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    --     --     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(37)  $(29)  $(25)  $(24)
                                                     ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities................................  $(37)  $(29)  $(25)  $(24)
                                                     ====   ====   ====   ====
Accumulated other comprehensive loss:
  Net actuarial (gains) losses.....................  $  5   $ --   $ (4)  $ (4)
  Prior service cost (credit)......................     1      1     16     18
                                                     ----   ----   ----   ----
                                                        6      1     12     14
  Deferred income tax..............................    (2)    --     (4)    (5)
                                                     ----   ----   ----   ----
                                                     $  4   $  1   $  8   $  9
                                                     ====   ====   ====   ====



     The accumulated benefit obligation for the defined benefit pension plan was $34 million and $28 million at December 31, 2008 and 2007, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Projected benefit obligation.................................   $37    $29
Accumulated benefit obligation...............................   $34    $28
Fair value of plan assets....................................   $--    $--


     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2008 and 2007.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                                          POSTRETIREMENT
                                                    PENSION BENEFITS         BENEFITS
                                                   ------------------   ------------------
                                                   2008   2007   2006   2008   2007   2006
                                                   ----   ----   ----   ----   ----   ----
                                                                (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost...................................   $ 1    $--    $ 1    $--    $ 1    $1
  Interest cost..................................     2      2      1      2      1     2
  Amortization of prior service cost.............     2      5     --      2      2     2
                                                    ---    ---    ---    ---    ---    --
     Net periodic benefit cost...................   $ 5    $ 7    $ 2    $ 4    $ 4    $5
                                                    ---    ---    ===    ---    ---    ==
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS
  RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)
  Net acturial (gains) losses....................     4     --            --     --
  Prior service cost (credit)....................     1      6             2     --
  Amortization of prior service (cost) credit....    (2)    (5)           (2)    (2)
                                                    ---    ---           ---    ---
     Total recognized in other comprehensive
       income (loss).............................     3      1            --     (2)
                                                    ---    ---           ---    ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)....................................   $ 8    $ 8           $ 4    $ 2
                                                    ===    ===           ===    ===



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits which resulted in a reduction of other comprehensive income of $3 million ($2 million, net of income tax).

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive loss into net periodic benefit over the next year are less than $1 million.

     The estimated net actuarial gains and prior service cost for the defined benefit postretirement plans that will be amortized from accumulated other comprehensive loss into net periodic benefit cost over the next year are less than $1 million and $2 million, respectively.

     In 2004, the Company adopted the guidance in FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during 2007. The reduction in the accumulated postretirement obligation was $1 million for both of the years ended December 31, 2008 and 2007. The reduction of the net periodic postretirement benefit cost resulting from the Prescription Drug Act was less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company did not receive any subsidies for the year ended December 31, 2008.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
Weighted average discount rate.....................  6.60%  6.65%  6.60%    6.65%
Rate of compensation increase......................  5.00%  4.00%   N/A      N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                                   POSTRETIREMENT
                                             PENSION BENEFITS         BENEFITS
                                            ------------------   ------------------
                                            2008   2007   2006   2008   2007   2006
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  6.65%  6.00%  5.80%  6.65%  6.00%  5.80%
Expected rate of return on plan assets....   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase.............  4.00%  4.00%  4.00%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                              ----------------------------------------------------------
                                          2008                          2007
                              ----------------------------  ----------------------------
Pre-Medicare eligible claims  8.8% down to 5.8% in 2018     8.5% down to 5% in 2014 and
                              and gradually decreasing      remaining constant
                              until 2079 reaching the       thereafter
                              ultimate rate of 4.1%
Medicare eligible claims      8.8% down to 5.8% in 2018     10.5% down to 5% in 2018 and
                              and gradually decreasing      remaining constant
                              until 2079 reaching the       thereafter
                              ultimate rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total service and interest cost
  components.........................................      $ 57         $ (51)
Effect on accumulated postretirement benefit
  obligation.........................................      $519         $(480)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH FLOWS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2009, the Company anticipates making a contribution of $2 million to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due. Total payments were $5 million and $3 million for the years ended December 31, 2008 and 2007, respectively.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                        OTHER POSTRETIREMENT BENEFITS
                                                     ----------------------------------
                                           PENSION              PRESCRIPTION
                                          BENEFITS    GROSS    DRUG SUBSIDIES     NET
                                          --------   -------   --------------   -------
                                                          (IN THOUSANDS)
2009....................................   $ 2,195   $ 2,140        $(470)      $ 1,670
2010....................................   $ 2,492   $ 2,156        $(506)      $ 1,650
2011....................................   $ 2,643   $ 2,190        $  --       $ 2,190
2012....................................   $ 2,477   $ 2,088        $  --       $ 2,088
2013....................................   $ 2,500   $ 2,059        $  --       $ 2,059
2014-2018...............................   $14,308   $10,656        $  --       $10,656


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees, under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of NELICO.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $28 million, $122 million and $109 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed, was $469 million and $544 million at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner"), if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of: (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year; or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. The maximum amount of dividends NELICO may pay to MLIC in 2009 without prior regulatory approval is $19 million.

     NELICO paid an ordinary common stock dividend of $94 million to MLIC during the year ended December 31, 2008. NELICO paid no common stockholder dividends for the years ended December 31, 2007 and 2006.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year...........................................  $(77)      $ 1       $(7)
Income tax effect of holding gains (losses)..........    27        --         3
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................     7        --         2
  Amortization of premiums and accretion of discounts
     associated with investments.....................    (1)        1        --
Income tax effect....................................    (2)       (1)       (1)
Allocation of holding losses on investments relating
  to other policyholder amounts......................     4        --        --
Income tax effect of allocation of holding losses to
  other policyholder amounts.........................    (1)       --        --
                                                       ----       ---       ---
Net unrealized investment gains (losses), net of
  income tax.........................................   (43)        1        (3)
Defined benefit plan adjustment, net of income tax...    (2)       --        --
                                                       ----       ---       ---
Other comprehensive income (loss)....................  $(45)      $ 1       $(3)
                                                       ====       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2008    2007    2006
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Compensation.........................................  $  22   $  54   $  54
Commissions..........................................    119     154     128
Interest and dividends...............................     --      --       2
Amortization of DAC..................................    265      97      93
Capitalization of DAC................................   (124)   (136)   (118)
Insurance tax, license and fees......................     16      16      17
Agency allowances....................................     76      63      58
Sub-advisory fees and related expenses...............    164     169     155
Minority interest....................................     --      --       4
Other................................................     70      90      93
                                                       -----   -----   -----
  Total other expenses...............................  $ 608   $ 507   $ 486
                                                       =====   =====   =====



     For the years ended December 31, 2008, 2007 and 2006, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 7. See also Note 15 for discussion of affiliated expenses included in the table above.

     See Note 5 for a rollforward of DAC including impacts of amortization and capitalization.

14.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................               $821        $821
  Mortgage loans on real estate..................               $  2        $  2
  Policy loans...................................               $411        $411
  Short-term investments.........................               $123        $123
  Cash...........................................               $ 51        $ 51
  Accrued investment income......................               $ 20        $ 20
Liabilities:
  Policyholder account balances..................               $329        $318


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- The estimated fair values of publicly held fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage Loans on Real Estate -- Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Short-term Investments -- The estimated fair values for cash and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including credit default and foreign currency swaps are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................              $  921      $  921
  Mortgage loans on real estate..................              $   52      $   52
  Policy loans...................................              $  405      $  575
  Short-term investments.........................              $  186      $  186
  Other invested assets: (1)
     Derivative assets...........................     $ 1      $   --      $   --
     Other.......................................              $   25      $   25
  Cash...........................................              $   10      $   10
  Accrued investment income......................              $   21      $   21
  Premiums and other receivables (1).............              $   90      $   76
  Separate account assets........................              $7,136      $7,136
  Net embedded derivatives within asset host
     contracts (2)...............................              $  320      $  320
Liabilities:
  Policyholder account balances (1)..............              $   74      $   62
  Long-term debt -- affiliated...................              $   25      $   25
  Other liabilities: (1)
     Derivative liabilities......................     $10      $    4      $    4
     Other.......................................              $   25      $   25
  Separate account liabilities (1)...............              $  357      $  357
  Net embedded derivatives within liability host
     contracts (2)...............................              $  104      $  104
Commitments: (3)
  Mortgage loan commitments......................     $34      $   --      $    1


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans on Real Estate -- The Company originates mortgage loans on real estate principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage loans on real estate is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of investments in tax credit partnerships and loans to affiliates. Investments in tax credit partnerships, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash -- In light of recent market conditions, cash has been monitored to ensure there is sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, hedge funds and cash. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of cash held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's claims paying ability.

     Affiliated Long-term Debt -- The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of other companies with similar types of borrowing arrangements.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of freestanding derivatives with negative estimated fair values; tax and litigation contingency liabilities; obligations for employee-related benefits; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist of amounts payable under certain assumed reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders and certain affiliated ceded reinsurance contracts related to such variable annuity riders. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                DECEMBER 31, 2008
                                       ------------------------------------------------------------------
                                          FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                       -----------------------------------------------------
                                        QUOTED PRICES IN
                                       ACTIVE MARKETS FOR   SIGNIFICANT OTHER    SIGNIFICANT
                                        IDENTICAL ASSETS        OBSERVABLE      UNOBSERVABLE      TOTAL
                                         AND LIABILITIES          INPUTS           INPUTS       ESTIMATED
                                            (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                       ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities..........        $   --               $  423            $ 12         $  435
  Residential mortgage-backed
     securities......................            --                  217              --            217
  Foreign corporate securities.......            --                  140              23            163
  U.S. Treasury/agency securities....             4                   48              --             52
  Commercial mortgage-backed
     securities......................            --                   38              --             38
  Foreign government securities......            --                   11              --             11
  State and political subdivision
     securities......................            --                    5              --              5
                                             ------               ------            ----         ------
     Total fixed maturity
       securities....................             4                  882              35            921
                                             ------               ------            ----         ------
Short-term investments (1)...........            --                  171              --            171
Net embedded derivatives within asset
  host contracts (2).................            --                   --             320            320
Separate account assets (3)..........         7,122                   14              --          7,136
                                             ------               ------            ----         ------
  Total assets.......................        $7,126               $1,067            $355         $8,548
                                             ======               ======            ====         ======
LIABILITIES
Derivative liabilities (4)...........        $   --               $    4            $ --         $    4
Net embedded derivatives within
  liability host contracts (2).......            --                   --             104            104
                                             ------               ------            ----         ------
                                             $   --               $    4            $104         $  108
                                             ======               ======            ====         ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (4) Derivatives liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, state and political subdivision securities and foreign government securities. Short-term investments included within Level 2 are of a similar nature to these fixed maturity securities. As it relates to derivatives, this category includes derivatives for which all the inputs used are observable; including foreign currency swaps and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies and primarily include: U.S. and foreign corporate securities -- including below investment grade private placements. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                    FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                 ------------------------------------------------------------------------------------------------------------
                                                          TOTAL REALIZED/UNREALIZED
                                                         GAINS (LOSSES) INCLUDED IN:      PURCHASES,      TRANSFER
                                                       ------------------------------       SALES,           IN      BALANCE,
                   BALANCE,     IMPACT OF    BALANCE,                       OTHER         ISSUANCES        AND/OR       END
                 DECEMBER 31,    SFAS 157   BEGINNING                   COMPREHENSIVE        AND           OUT OF       OF
                     2007      ADOPTION(1)  OF PERIOD  EARNINGS (2, 3)  INCOME (LOSS)  SETTLEMENTS (4)  LEVEL 3 (5)   PERIOD
                 ------------  -----------  ---------  ---------------  -------------  ---------------  -----------  --------
                                                                (IN MILLIONS)

Fixed maturity
  securities...       $47          $--         $47           $ (3)           $(15)            $5            $ 1        $ 35
Net embedded
  derivatives
  (6)..........         9           11          20            189              --              7             --         216

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was an $11 million increase to net assets. Such amount was also impacted by a decrease to DAC of $4 million for a total impact of $7 million on Level 3 assets and liabilities and the total net impact of the adoption of SFAS 157, as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest accruals, as well as cash interest coupons, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                         TOTAL GAINS AND LOSSES
                                                  -----------------------------------
                                                           CLASSIFICATION OF
                                                   REALIZED/UNREALIZED GAINS (LOSSES)
                                                          INCLUDED IN EARNINGS
                                                  -----------------------------------
                                                      NET            NET
                                                  INVESTMENT     INVESTMENT
                                                    INCOME     GAINS (LOSSES)   TOTAL
                                                  ----------   --------------   -----
                                                             (IN MILLIONS)
Fixed maturity securities.......................      $--           $ (3)        $ (3)
Net embedded derivatives........................       --            189          189


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                      CHANGES IN UNREALIZED GAINS
                                                                (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                  -----------------------------------
                                                      NET            NET
                                                  INVESTMENT     INVESTMENT
                                                    INCOME     GAINS (LOSSES)   TOTAL
                                                  ----------   --------------   -----
                                                             (IN MILLIONS)
Fixed maturity securities.......................      $--           $ (3)        $ (3)
Net embedded derivatives........................       --            190          190


15.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $30 million, $18 million and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

$7 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $14 million, $28 million and $29 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $3 million, $1 million and $3 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. The Company received fees for this service of $98 million, $59 million and $46 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into service agreements with MetLife Investors Distribution Company ("MDC"), in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $5 million and $4 million, included in other revenues, for the years ended December 31, 2008 and 2007, respectively. There where no services provided under this agreement, for the year ended December 31, 2006.

     The Company has entered into an investment service agreement with several affiliates, in which the Company provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the affiliates. Per the agreement, the net profit or loss of the Company is allocated to the affiliates resulting in expenses of $80 million, $88 million and $70 million included in other expense for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company has entered into an investment service agreement with an affiliate in which the affiliate provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the affiliate is allocated to the Company resulting in revenue of $6 million, $4 million and $6 million included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net receivables (payables) from (to) affiliates of $39 million and ($2) million at December 31, 2008 and 2007, respectively, related to the items discussed above. These receivables (payables) exclude affiliated reinsurance balances discussed in Note 7.

     See Notes 3, 6, and 8 for additional related party transactions.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 3, 2009

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2008         2007
                                                                --------     --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $135,428 and $148,865,
     respectively)............................................  $122,229     $152,266
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,931 and $3,897, respectively)............     2,298        4,167
  Trading securities, at estimated fair value (cost: $281 and
     $456, respectively)......................................       277          457
  Mortgage and consumer loans, net............................    42,105       39,180
  Policy loans................................................     7,881        7,677
  Real estate and real estate joint ventures held-for-
     investment...............................................     6,255        5,484
  Real estate held-for-sale...................................         1           39
  Other limited partnership interests.........................     4,732        4,945
  Short-term investments......................................     7,598          603
  Other invested assets.......................................     9,916        4,375
                                                                --------     --------
     Total investments........................................   203,292      219,193
Cash and cash equivalents.....................................    10,279        1,927
Accrued investment income.....................................     2,079        2,451
Premiums and other receivables................................    28,290       24,077
Deferred policy acquisition costs and value of business
  acquired....................................................    10,871        8,628
Current income tax recoverable................................        75           --
Deferred income tax assets....................................     2,557           --
Other assets..................................................     4,517        6,361
Assets of subsidiaries held-for-sale..........................        --       22,037
Separate account assets.......................................    72,259       89,703
                                                                --------     --------
     Total assets.............................................  $334,219     $374,377
                                                                ========     ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 98,183     $ 93,752
  Policyholder account balances...............................    93,308       81,003
  Other policyholder funds....................................     5,483        5,535
  Policyholder dividends payable..............................     1,023          991
  Policyholder dividend obligation............................        --          789
  Short-term debt.............................................       414          357
  Long-term debt..............................................     2,722        2,687
  Current income tax payable..................................        --          359
  Deferred income tax liability...............................        --          985
  Payables for collateral under securities loaned and other
     transactions.............................................    18,649       28,952
  Other liabilities...........................................    29,433       28,005
  Liabilities of subsidiaries held-for-sale...................        --       19,958
  Separate account liabilities................................    72,259       89,703
                                                                --------     --------
     Total liabilities........................................   321,474      353,076
                                                                --------     --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  both December 31, 2008 and 2007.............................         5            5
Additional paid-in capital....................................    14,437       14,426
Retained earnings.............................................     7,298        5,529
Accumulated other comprehensive income (loss).................    (8,995)       1,341
                                                                --------     --------
     Total stockholder's equity...............................    12,745       21,301
                                                                --------     --------
     Total liabilities and stockholder's equity...............  $334,219     $374,377
                                                                ========     ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                           2008      2007      2006
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,444   $16,435   $15,936
Universal life and investment-type product policy
  fees.................................................    2,285     2,246     2,183
Net investment income..................................   11,122    12,582    11,518
Other revenues.........................................    1,882       934       833
Net investment gains (losses)..........................    3,472      (287)     (834)
                                                         -------   -------   -------
  Total revenues.......................................   37,205    31,910    29,636
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,699    18,275    17,647
Interest credited to policyholder account balances.....    3,181     3,515     2,993
Policyholder dividends.................................    1,716     1,687     1,671
Other expenses.........................................    6,582     5,127     5,096
                                                         -------   -------   -------
  Total expenses.......................................   32,178    28,604    27,407
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    5,027     3,306     2,229
Provision for income tax...............................    1,651     1,054       557
                                                         -------   -------   -------
Income from continuing operations......................    3,376     2,252     1,672
Income (loss) from discontinued operations, net of
  income tax...........................................     (289)      180       254
                                                         -------   -------   -------
Net income.............................................  $ 3,087   $ 2,432   $ 1,926
                                                         =======   =======   =======




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                         ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                                         (LOSS)
                                                                        ---------------------------------------
                                                                              NET         FOREIGN      DEFINED
                                                  ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT
                                          COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS
                                           STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT    TOTAL
                                          ------  ----------  --------  --------------  -----------  ----------  --------
Balance at January 1, 2006..............    $ 5    $ 13,808    $ 2,749      $ 1,809        $ 137       $   (41)  $ 18,467
Treasury stock transactions, net -- by
  subsidiary............................                 12                                                            12
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                489                                                           489
Excess tax benefits related to stock-
  based compensation....................                 34                                                            34
Dividends on common stock...............                          (863)                                              (863)
Comprehensive income:
  Net income............................                         1,926                                              1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                        (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax...                                                       7                        7
     Additional minimum pension
       liability adjustment, net of
       income tax.......................                                                                   (18)       (18)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                             (124)
                                                                                                                 --------
  Comprehensive income..................                                                                            1,802
                                                                                                                 --------
  Adoption of SFAS 158, net of income
     tax................................                                                                  (749)      (749)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2006............      5      14,343      3,812        1,696          144          (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1)..........................                          (215)                                              (215)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at January 1, 2007..............      5      14,343      3,597        1,696          144          (808)    18,977
Treasury stock transactions, net -- by
  subsidiary............................                 10                                                            10
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                  7                                                             7
Excess proceeds received on sale of
  interests in affiliate (Note 15)......                 30                                                            30
Excess tax benefits related to stock-
  based compensation....................                 36                                                            36
Dividends on common stock...............                          (500)                                              (500)
Comprehensive income:
  Net income............................                         2,432                                              2,432
  Other comprehensive income:
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                       (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax...                                                     139                      139
     Defined benefit plans adjustment,
       net of income tax................                                                                   524        524
                                                                                                                 --------
     Other comprehensive income.........                                                                              309
                                                                                                                 --------
  Comprehensive income..................                                                                            2,741
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2007............      5      14,426      5,529        1,342          283          (284)    21,301
Treasury stock transactions, net -- by
  subsidiary............................                (11)                                                          (11)
Capital contributions from MetLife, Inc.
  (Note 15).............................                 13                                                            13
Excess tax benefits related to stock-
  based compensation....................                  9                                                             9
Dividend of interests in subsidiary
  (Note 2)..............................                        (1,318)                                            (1,318)
Comprehensive loss:
  Net income............................                         3,087                                              3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        272                                   272
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                     (9,315)                               (9,315)
     Foreign currency translation
       adjustments, net of income tax...                                                    (140)                    (140)
     Defined benefit plans adjustment,
       net of income tax................                                                                (1,153)    (1,153)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                          (10,336)
                                                                                                                 --------
  Comprehensive loss....................                                                                           (7,249)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2008............     $5     $14,437    $ 7,298     $ (7,701)       $ 143      $ (1,437)  $ 12,745
                                            ===    ========    =======     ========        =====      ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                          2008       2007       2006
                                                        --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................  $  3,087   $  2,432   $  1,926
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses..............       258        368        308
  Amortization of premiums and accretion of discounts
     associated with investments, net.................      (660)      (592)      (467)
  (Gains) losses from sales of investments and
     businesses, net..................................    (2,868)       420        687
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership
     interests........................................       524       (433)      (376)
  Interest credited to policyholder account balances..     3,289      3,777      3,247
  Universal life and investment-type product policy
     fees.............................................    (2,285)    (2,246)    (2,183)
  Change in accrued investment income.................       316       (201)      (295)
  Change in premiums and other receivables............    (1,734)       228     (3,565)
  Change in deferred policy acquisition costs, net....      (100)      (598)      (672)
  Change in insurance-related liabilities.............     5,117      4,022      3,743
  Change in trading securities........................        74        188       (196)
  Change in income tax payable........................       630        715        144
  Change in other assets..............................     2,828       (232)       772
  Change in other liabilities.........................     1,827     (1,309)     1,109
  Other, net..........................................       161         51        (37)
                                                        --------   --------   --------
Net cash provided by operating activities.............    10,464      6,590      4,145
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    68,089     73,576     73,351
     Equity securities................................     2,140      1,265        858
     Mortgage and consumer loans......................     5,238      8,085      7,632
     Real estate and real estate joint ventures.......       159        503        847
     Other limited partnership interests..............       404        764      1,253
  Purchases of:
     Fixed maturity securities........................   (56,251)   (73,375)   (90,163)
     Equity securities................................    (1,094)    (2,204)      (731)
     Mortgage and consumer loans......................    (8,819)   (11,891)   (10,535)
     Real estate and real estate joint ventures.......    (1,071)    (1,369)    (1,069)
     Other limited partnership interests..............    (1,163)    (1,459)    (1,551)
  Net change in short-term investments................    (6,967)       582       (362)
  Purchases of subsidiaries...........................        --         --       (193)
  (Payments) proceeds from sales of businesses........        (4)        25         48
  Dividend of subsidiary..............................      (270)        --         --
  Excess proceeds received on sale of interests in
     affiliate........................................        --         30         --
  Net change in other invested assets.................    (1,831)    (1,587)    (1,084)
  Net change in policy loans..........................      (193)      (149)      (176)
  Net change in property, equipment and leasehold
     improvements.....................................      (171)       (88)      (109)
  Other, net..........................................        --         22         (4)
                                                        --------   --------   --------
Net cash used in investing activities.................  $ (1,804)  $ (7,270)  $(21,988)
                                                        --------   --------   --------




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                           2008       2007       2006
                                                         --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 58,338   $ 39,125   $ 37,411
     Withdrawals.......................................   (48,818)   (34,135)   (31,366)
  Net change in short-term debt........................        57       (476)       380
  Long-term debt issued................................        27      1,705          8
  Long-term debt repaid................................       (21)      (894)      (112)
  Collateral financing arrangements issued.............        --         --        850
  Shares subject to mandatory redemption...............        --       (131)        --
  Debt issuance costs..................................        --         (8)       (13)
  Net change in payables for collateral under
     securities loaned and other transactions..........   (10,303)    (3,167)    11,110
  Capital contribution from MetLife, Inc. .............        --          7         93
  Dividends on common stock............................        --       (500)      (863)
  Other, net...........................................         8         30         13
                                                         --------   --------   --------
Net cash (used in) provided by financing activities....      (712)     1,556     17,511
                                                         --------   --------   --------
Change in cash and cash equivalents....................     7,948        876       (332)
Cash and cash equivalents, beginning of year...........     2,331      1,455      1,787
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $ 10,279   $  2,331   $  1,455
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $    404   $    164   $    129
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $    404   $    164
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,927   $  1,291   $  1,658
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $ 10,279   $  1,927   $  1,291
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    268   $    332   $    256
                                                         ========   ========   ========
     Income tax........................................  $    494   $  1,010   $    197
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed.................................  $ 22,135   $     --   $     --
       Less: liabilities disposed......................   (20,689)        --         --
                                                         --------   --------   --------
       Net assets disposed.............................     1,446         --         --
       Add: cash disposed..............................       270         --         --
       Less: dividend of interests in subsidiary.......    (1,318)        --         --
                                                         --------   --------   --------
       Loss on dividend of interests in subsidiary.....  $    398   $     --   $     --
                                                         ========   ========   ========
     Fixed maturity securities received in connection
       with insurance contract commutation.............  $    115   $     --   $     --
                                                         ========   ========   ========
     Capital contribution from MetLife, Inc. ..........  $     13   $     --   $     --
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $     --   $     --   $      6
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax.............................  $     --   $     --   $    377
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     --   $     --   $     19
                                                         ========   ========   ========
     Issuance of secured demand note collateral
       agreement.......................................  $     25   $     --   $     --
                                                         ========   ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company is organized into two operating segments:
Institutional and Individual, as well as Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries as well as partnerships and joint ventures in which the Company has control. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include asset-backed securitizations, trust preferred securities, joint ventures, limited partnerships and limited liability companies. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $83 million and $162 million at December 31, 2008 and 2007, respectively. There was also minority interest of $1.5 billion included in liabilities of subsidiaries held-for-sale at December 31, 2007.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2008 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (iii)  the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi)   the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x)    accounting for reinsurance transactions;

          (xi)   accounting for employee benefit plans; and

          (xii)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

          Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

          Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, trading securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements, and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld at interest and joint venture investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for on the equity method. Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Certain mortgages have been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make an additional credit risk adjustments is performed by the Company each reporting period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.4 billion and $1.2 billion at December 31, 2008 and 2007, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $609 million at December 31, 2008 and 2007, respectively. Related depreciation and amortization expense was $111 million, $105 million and $97 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.1 billion at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $862 million and $742 million at December 31, 2008 and 2007, respectively. Related amortization expense was $117 million, $97 million and $90 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re- estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the annuities and variable & universal life reporting units within the Individual segment, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 6 for further consideration of goodwill impairment testing during 2008.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 8% and 9% of the Company's life insurance in-force, and 17% and 16% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 32% and 33%, 36% and 36%, and 34% and 33% of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and, non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivative.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)   future reversals of existing taxable temporary differences;

          (iii)  taxable income in prior carryback years; and

          (iv)   tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions, as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the estimated fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), was offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the estimated fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs at December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     Effective January 1, 2006, MetLife, Inc. adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"). In accordance with this guidance the cost of all stock-based transactions is measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. Prior to January 1, 2006, MetLife, Inc. recognized stock-based compensation over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period. Prior to January 1, 2006, MetLife, Inc. recognized the corresponding reduction of stock compensation in the period in which the forfeitures occurred.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure. The fair value method prescribed by SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was recognized over the vesting period of the grant or award, including grants or awards to retirement-eligible employees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments, and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 19 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. See also Note 12.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact at January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

       (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

      (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs at the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

      (iv) measurement of benefit plan assets and obligations at the date of the statement of financial position; and

       (v) disclosure of additional information about the effects on the employer's statement of financial position.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 14.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, MetLife, Inc. adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. MetLife, Inc. had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003. MetLife, Inc. did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees had vested prior to the adoption date and the Company, in conjunction with MetLife, Inc. had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), MetLife, Inc. changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, MetLife, Inc. changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively EITF Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r), and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future interim and annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     On September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. The disposition of RGA results in the elimination of the Company's Reinsurance segment. The Reinsurance segment was comprised of the results of RGA, which at disposition became discontinued operations of Corporate & Other, and the interest on economic capital, which has been reclassified to the continuing operations of Corporate & Other. See Note 18 for reclassifications related to discontinued operations and Note 17 for segment information.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

     On October 20, 2006, MetLife, Inc. sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, MetLife, Inc. contributed $17 million to the Company. See Note 15.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the VOCRA. Further information on VOCRA is described in Note 7.

     On July 1, 2005, MetLife, Inc. completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in Note 15, from MetLife, Inc. of $377 million in the form of intangible assets related to the VODA of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through MetLife, Inc.'s acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 18 for information on the disposition of SSRM Holdings, Inc ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                      DECEMBER 31, 2008
                                      -------------------------------------------------
                                       COST OR    GROSS UNREALIZED
                                      AMORTIZED   ----------------    ESTIMATED    % OF
                                         COST      GAIN      LOSS    FAIR VALUE   TOTAL
                                      ---------   ------   -------   ----------   -----
                                                        (IN MILLIONS)
U.S. corporate securities...........   $ 49,334   $  770   $ 6,352    $ 43,752     35.8%
Residential mortgage-backed
  securities........................     25,659      539     3,145      23,053     18.9
Foreign corporate securities........     23,898      435     4,109      20,224     16.5
U.S. Treasury/agency securities.....     12,884    3,052        --      15,936     13.0
Commercial mortgage-backed
  securities........................     11,502       11     2,436       9,077      7.4
Asset-backed securities.............      8,490       14     2,193       6,311      5.2
Foreign government securities.......      2,436      464       125       2,775      2.3
State and political subdivision
  securities........................      1,225       31       155       1,101      0.9
Other fixed maturity securities.....         --       --        --          --       --
                                       --------   ------   -------    --------    -----
  Total fixed maturity securities
     (1), (2).......................   $135,428   $5,316   $18,515    $122,229    100.0%
                                       ========   ======   =======    ========    =====
Common stock........................   $  1,358   $   29   $    96    $  1,291     56.2%
Non-redeemable preferred stock (1)..      1,573        1       567       1,007     43.8
                                       --------   ------   -------    --------    -----
  Total equity securities...........   $  2,931   $   30   $   663    $  2,298    100.0%
                                       ========   ======   =======    ========    =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 50,087   $1,488   $1,195    $ 50,380     33.1%
Residential mortgage-backed
  securities.........................     35,773      444      237      35,980     23.6
Foreign corporate securities.........     24,663    1,414      454      25,623     16.8
U.S. Treasury/agency securities......     14,271    1,296        1      15,566     10.2
Commercial mortgage-backed
  securities.........................     12,481      204      100      12,585      8.3
Asset-backed securities..............      7,034       32      309       6,757      4.5
Foreign government securities........      3,855      850       18       4,687      3.1
State and political subdivision
  securities.........................        467       13        9         471      0.3
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities
     (1), (2)........................   $148,865   $5,753   $2,352    $152,266    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,988   $  540   $   93    $  2,435     58.4%
Non-redeemable preferred stock (1)...      1,909       33      210       1,732     41.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,897   $  573   $  303    $  4,167    100.0%
                                        ========   ======   ======    ========    =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $885 million and $1,412 million, respectively. In addition, the Company held $122 million and $320 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $1,426 million and $2,769 million, respectively. In addition, the Company held $7 million and $20 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, included in fixed maturity securities.

   (2) At December 31, 2008 and 2007 the Company also held $1,495 million and $2,557 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $7.8 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that totaled $8.4 billion and $11.6 billion at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($3,275) million and $94 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $59 million and $12 million at December 31, 2008 and 2007, respectively. Net unrealized gains (losses) associated with non-income producing fixed maturity securities were ($17) million and $11 million at December 31, 2008 and 2007, respectively.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $2,438 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $1,463 million, $515 million, $426 million and $34 million are included within U.S. corporate securities, asset-backed securities, state and political subdivision securities, and residential mortgage-backed securities, respectively, and 11% and 74% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately, 68% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $15.9 billion and $15.6 billion, respectively. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (35.8%), residential mortgage-backed securities (18.9%), and foreign corporate securities (16.5%); and at December 31, 2007, were U.S. corporate fixed maturity securities (33.1%), residential mortgage-backed securities (23.6%), and foreign corporate securities (16.8%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $64.0 billion and $76.0 billion, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $992 million and $830 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $6.2 billion and $5.5 billion, respectively, the total of these ten issuers being less than 3% of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................    $20,224     31.6%    $25,623     33.7%
Industrial..................................     10,240     16.0      11,782     15.5
Finance.....................................      9,660     15.1      13,034     17.2
Consumer....................................      9,120     14.3      10,779     14.2
Utility.....................................      8,798     13.8       9,123     12.0
Communications..............................      3,810      5.9       5,121      6.7
Other.......................................      2,124      3.3         541      0.7
                                                -------    -----     -------    -----
  Total.....................................    $63,976    100.0%    $76,003    100.0%
                                                =======    =====     =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......    $17,343     75.2%    $24,187     67.2%
  Pass-through securities...................      5,710     24.8      11,793     32.8
                                                -------    -----     -------    -----
Total residential mortgage-backed
  securities................................    $23,053    100.0%    $35,980    100.0%
                                                =======    =====     =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 66%, 24%, and 10% of the total holdings, respectively. At December 31, 2008 and 2007, $21.3 billion and $35.8 billion, respectively, or 93% and 99% respectively of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure was $2.3 billion and $4.2 billion, respectively, with an unrealized loss of $1,315 million and $91 million, respectively. At December 31, 2008 and 2007, $1.5 billion and $4.2 billion, respectively, or 64% and 100%, respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008 the Company's Alt-A holdings are distributed as follows: 24% 2007 vintage year, 26% 2006 vintage year; and 50% in the 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $9.1 billion and $12.6 billion, respectively, at estimated fair value. At December 31, 2008 and 2007, $8.5 billion and $11.1 billion, respectively, of the estimated fair value, or 94% and 88%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows: 94% Aaa, 4% Aa, 1% A, and 1% Baa. At December 31, 2008, 83% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $46 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $6.3 billion and $6.8 billion, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $4.8 billion and $3.8 billion, respectively, or 76% and 56%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, residential mortgage-backed securities backed by sub-prime mortgage loans, automobile receivables and student loan receivables of 47%, 12%, 11% and 10% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $0.7 billion and $1.2 billion, respectively, and unrealized losses of $457 million and $119 million, respectively. At December 31, 2008, 49% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 21% and 34% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity in its equity securities holdings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  3,491    $  3,500     $  2,629    $  2,726
Due after one year through five years...     21,495      19,741       26,725      27,473
Due after five years through ten years..     27,411      24,402       24,349      24,739
Due after ten years.....................     37,380      36,145       39,874      42,006
                                           --------    --------     --------    --------
  Subtotal..............................     89,777      83,788       93,577      96,944
Mortgage-backed and asset-backed
  securities............................     45,651      38,441       55,288      55,322
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $135,428    $122,229     $148,865    $152,266
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities........................  $(13,199)  $ 3,885   $ 4,685
Equity securities................................      (633)      251       483
Derivatives......................................        14      (358)     (238)
Minority interest................................        --      (150)     (159)
Other............................................        56       (22)       --
                                                   --------   -------   -------
  Subtotal.......................................   (13,762)    3,606     4,771
                                                   --------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition...........        (1)     (366)     (806)
  DAC and VOBA...................................     2,000      (420)     (239)
  Policyholder dividend obligation...............        --      (789)   (1,062)
                                                   --------   -------   -------
     Subtotal....................................     1,999    (1,575)   (2,107)
                                                   --------   -------   -------
Deferred income tax..............................     4,062      (689)     (968)
                                                   --------   -------   -------
  Subtotal.......................................     6,061    (2,264)   (3,075)
                                                   --------   -------   -------
Net unrealized investment gains (losses).........  $ (7,701)  $ 1,342   $ 1,696
                                                   ========   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                YEARS ENDED DECEMBER 31,
                                             ------------------------------
                                               2008       2007       2006
                                             --------   --------   --------
                                                      (IN MILLIONS)
Balance, at January 1,.....................  $  1,342    $ 1,696    $1,809
Unrealized investment gains (losses) during
  the year.................................   (17,455)    (1,165)     (966)
Unrealized investment losses of subsidiary
  at the date of dividend of interests.....        87         --        --
Unrealized investment gains (losses)
  relating to:
  Insurance liability gain (loss)
     recognition...........................       365        440       453
  DAC and VOBA.............................     2,438       (181)      (91)
  DAC and VOBA of subsidiary at date of
     dividend of interests.................       (18)        --        --
  Policyholder dividend obligation.........       789        273       430
  Deferred income tax......................     4,797        279        61
  Deferred income tax of subsidiary at date
     of dividend of interests..............       (46)        --        --
                                             --- ----    -------    ------
Balance, at December 31,...................  $ (7,701)   $ 1,342    $1,696
                                             === ====    =======    ======
Change in net unrealized investment gains
  (losses).................................  $ (9,043)   $  (354)   $ (113)
                                             === ====    =======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $20,927        $2,988        $11,002        $3,364        $31,929       $ 6,352
Residential mortgage-backed
  securities.....................      6,833         1,958          2,561         1,187          9,394         3,145
Foreign corporate securities.....     10,899         2,370          4,421         1,739         15,320         4,109
U.S. Treasury/agency securities..         34            --             --            --             34            --
Commercial mortgage-backed
  securities.....................      6,828         1,250          2,112         1,186          8,940         2,436
Asset-backed securities..........      3,708           717          2,418         1,476          6,126         2,193
Foreign government securities....        555            86            128            39            683           125
State and political subdivision
  securities.....................        586           117            106            38            692           155
Other fixed maturity securities..         --            --             --            --             --            --
                                     -------        ------        -------        ------        -------       -------
  Total fixed maturity
     securities..................    $50,370        $9,486        $22,748        $9,029        $73,118       $18,515
                                     =======        ======        =======        ======        =======       =======
Equity securities................    $   505        $  199        $   694        $  464        $ 1,199       $   663
                                     =======        ======        =======        ======        =======       =======
Total number of securities in an
  unrealized loss position.......      4,556                        2,038
                                     =======                      =======




                                                                     DECEMBER 31, 2007
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $16,906        $  834        $ 5,621         $361         $22,527        $1,195
Residential mortgage-backed
  securities.....................      9,116           174          3,730           63          12,846           237
Foreign corporate securities.....      6,594           286          3,119          168           9,713           454
U.S. Treasury/agency securities..        124             1            279           --             403             1
Commercial mortgage-backed
  securities.....................      1,613            54          2,200           46           3,813           100
Asset-backed securities..........      4,584           242            740           67           5,324           309
Foreign government securities....        357            13            136            5             493            18
State and political subdivision
  securities.....................        128             6             66            3             194             9
Other fixed maturity securities..         74            29             --           --              74            29
                                     -------        ------        -------         ----         -------        ------
  Total fixed maturity
     securities..................    $39,496        $1,639        $15,891         $713         $55,387        $2,352
                                     =======        ======        =======         ====         =======        ======
Equity securities................    $ 1,778        $  264        $   281         $ 39         $ 2,059        $  303
                                     =======        ======        =======         ====         =======        ======
Total number of securities in an
  unrealized loss position.......      2,767                        2,468
                                     =======                      =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                               COST OR                GROSS               NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS         SECURITIES
                                         -------------------   -------------------   ------------------
                                         LESS THAN    20% OR   LESS THAN    20% OR   LESS THAN   20% OR
                                            20%        MORE       20%        MORE       20%       MORE
                                         ---------   -------   ---------   -------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..................    $22,435    $31,160     $1,677    $11,043     1,894      1,902
Six months or greater but less than
  nine months.........................      9,681      1,325        941        676       656         97
Nine months or greater but less than
  twelve months.......................     10,482      2,119      1,185      1,165       507        122
Twelve months or greater..............     14,076        355      1,598        230       915         37
                                          -------    -------     ------    -------
  Total...............................    $56,674    $34,959     $5,401    $13,114
                                          =======    =======     ======    =======
EQUITY SECURITIES:
Less than six months..................    $   329    $   757     $   49    $   336       229        410
Six months or greater but less than
  nine months.........................         15        301          2        146         5         22
Nine months or greater but less than
  twelve months.......................          2        340         --        125         1         14
Twelve months or greater..............        118         --          5         --        11         --
                                          -------    -------     ------    -------
  Total...............................    $   464    $ 1,398     $   56    $   607
                                          =======    =======     ======    =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                COST OR               GROSS              NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS        SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................    $26,208     $819      $  760     $232      1,865        80
Six months or greater but less than
  nine months..........................      8,522        6         397        1        573         3
Nine months or greater but less than
  twelve months........................      5,925       --         344       --        432        --
Twelve months or greater...............     16,249       10         614        4      1,236         6
                                           -------     ----      ------     ----
  Total................................    $56,904     $835      $2,115     $237
                                           =======     ====      ======     ====
EQUITY SECURITIES:
Less than six months...................    $ 1,121     $296      $   96     $ 97        963       394
Six months or greater but less than
  nine months..........................        324       --          37       --        144        --
Nine months or greater but less than
  twelve months........................        353       --          44       --         58         1
Twelve months or greater...............        268       --          29       --         74        --
                                           -------     ----      ------     ----
  Total................................    $ 2,066     $296      $  206     $ 97
                                           =======     ====      ======     ====



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $5.4 billion and $2.1 billion, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 4%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $56 million and $206 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 12% and 10%, respectively, of the cost of such securities.

     At December 31, 2008, $13.1 billion and $607 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 43% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $13.1 billion and $607 million, $11.0 billion and $336 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $237 million and $97 million of unrealized losses related to fixed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 28% and 33% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $237 million and $97 million, $232 million and $97 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months.

     The Company held 440 fixed maturity securities and 28 equity securities, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These 440 fixed maturity securities represented 46% or $8.6 billion in the aggregate, of the gross unrealized loss on fixed maturity securities. These 28 equity securities represented 73% or $484 million in the aggregate, of the gross unrealized loss on equity securities. The Company held 13 fixed maturity securities and three equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These 13 fixed maturity securities represented 8% or $180 million in the aggregate, of the gross unrealized loss on fixed maturity securities. These three equity securities represented 15% or $44 million in the aggregate, of the gross unrealized loss on equity securities. The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million increased $8.8 billion during the year ended December 31, 2008. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $607 million and $97 million at December 31, 2008 and 2007, respectively, is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more for six months or greater was $271 million at December 31, 2008, of which $269 million of the unrealized losses, or 99%, are for investment grade non-redeemable preferred securities. Of the $269 million of unrealized losses for investment grade non-redeemable preferred securities, $264 million of the unrealized losses, or 98%, was comprised of unrealized losses on investment grade financial services industry non-redeemable preferred securities, of which 86% are rated A or higher.

     Equity securities with an unrealized loss of 20% or more for less than six months was $336 million at December 31, 2008 of which $278 million of the unrealized losses, or 83%, are for non-redeemable preferred securities, of which $274 million, of the unrealized losses, or 99% are for investment grade non-redeemable preferred securities. All of the $274 million of unrealized losses for investment grade non-redeemable preferred securities are for financial services industry non-redeemable preferred securities, of which 87% are rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loss. With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     At December 31, 2008, there are $607 million of equity securities with an unrealized loss of 20% or more, of which $547 million of the unrealized losses, or 90%, were for non-redeemable preferred securities. Through December 31, 2008, $543 million of the unrealized losses of 20% or more, or 99%, of the non-redeemable preferred securities were investment grade securities, of which, $538 million of the unrealized losses of 20% or more, or 99%, are investment grade financial services industry non-redeemable preferred securities; and all non-redeemable preferred securities with unrealized losses of 20% or more, regardless of rating, have not deferred any dividend payments.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming quarters.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $19.2 billion and $2.7 billion, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
SECTOR:
  U.S. corporate securities..................................    33%      45%
  Foreign corporate securities...............................    21       17
  Residential mortgage-backed securities.....................    16        9
  Commercial mortgage-backed securities......................    13        4
  Asset-backed securities....................................    11       12
  Other......................................................     6       13
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===
INDUSTRY:
  Mortgage-backed............................................    29%      13%
  Finance....................................................    24       34
  Consumer...................................................    12        3
  Asset-backed...............................................    11       12
  Utility....................................................    10        9
  Communication..............................................     5        1
  Industrial.................................................     4       20
  Other......................................................     5        8
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $(1,062)   $(284)    $(575)
Equity securities.................................      (90)     133        67
Mortgage and consumer loans.......................      (88)       4       (16)
Real estate and real estate joint ventures........      (18)      45        38
Other limited partnership interests...............     (131)      35         2
Freestanding derivatives..........................    3,257     (526)     (470)
Embedded derivatives..............................    1,744       15         5
Other.............................................     (140)     291       115
                                                    -------    -----     -----
  Net investment gains (losses)...................  $ 3,472    $(287)    $(834)
                                                    =======    =====     =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in other in the table above. See also Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                              FIXED MATURITY SECURITIES      EQUITY SECURITIES                TOTAL
                             -------------------------- -------------------------- --------------------------
                               2008     2007     2006     2008     2007     2006     2008     2007     2006
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                               (IN MILLIONS)
Proceeds....................  $42,785  $52,377  $55,090  $1,888    $760     $565    $44,673  $53,137  $55,655
                             ======== ======== ======== ======== ======== ======== ======== ======== ========
Gross investment gains......      631      343      250     412     176      107      1,043      519      357
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Gross investment losses.....     (911)    (589)    (812)   (218)    (27)     (18)    (1,129)    (616)    (830)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Writedowns..................
     Credit-related.........     (668)     (38)     (13)    (38)     --       --       (706)     (38)     (13)
     Other than credit-
       related (1)..........     (114)      --       --    (246)    (16)     (22)      (360)     (16)     (22)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
     Total writedowns.......     (782)     (38)     (13)   (284)    (16)     (22)    (1,066)     (54)     (35)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
  Net investment gains
     (losses)...............  $(1,062) $  (284) $  (575) $  (90)   $133     $ 67    $(1,152) $  (151) $  (508)
                             ======== ======== ======== ======== ======== ======== ======== ======== ========



--------

   (1) Other-than credit-related writedowns include items such as equity securities where the primary reason for the writedown was the severity and/or the duration of an unrealized loss position and fixed maturity securities where an interest-rate related writedown was taken.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1,066 million, $54 million and $35 million for the years ended December 31, 2008, 2007 and 2006, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$579 million of financial services industry securities holdings, comprised of $361 million of fixed maturity securities and $218 million of equity securities.

     Overall, of the $782 million of fixed maturity security writedowns in 2008, $361 million were on financial services industry services holdings; $180 million were on communication and consumer industries holdings; $61 million on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans); and $180 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     Included within the $284 million of writedowns on equity securities in 2008 are $218 million related to the financial services industry holdings, (of which, $38 million related to the financial services industry non-redeemable preferred securities) and $66 million across several industries including consumer, communications, industrial and utility.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $ 8,830   $ 9,671   $ 9,115
Equity securities................................      174       169        42
Trading securities...............................      (21)        6        32
Mortgage and consumer loans......................    2,387     2,376     2,272
Policy loans.....................................      475       460       441
Real estate and real estate joint ventures.......      508       813       741
Other limited partnership interests..............      (92)    1,141       705
Cash, cash equivalents and short-term
  investments....................................      134       144       196
Joint venture investments........................       (1)       (6)       (8)
Other............................................      202       182       202
                                                   -------   -------   -------
  Total investment income........................   12,596    14,956    13,738
Less: Investment expenses........................    1,474     2,374     2,220
                                                   -------   -------   -------
  Net investment income..........................  $11,122   $12,582   $11,518
                                                   =======   =======   =======



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $92 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets. Net investment income from trading securities includes interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on trading securities and the short sale agreements liabilities. In 2008, unrealized losses recognized on trading securities, due to the volatility in the equity and credit markets, were in excess of interest and dividends earned.

     For the years ended December 31, 2008, 2007 and 2006, affiliated net investment income included in the table above, was $29 million, $21 million and $20 million, respectively, related to fixed maturity securities; and less than $1 million, $12 million and less than $1 million, respectively, related to equity securities. For the years ended

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2008 and 2007, there was no affiliated investment income related to mortgage loans. For the year ended December 31, 2006, affiliated investment income related to mortgage loans was $112 million, which included the prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     For the years ended December 31, 2008, 2007 and 2006, affiliated administrative service charges were $67 million, $66 million and $52 million, respectively, which reduced investment expense in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $13.4 billion and $26.9 billion and an estimated fair value of $14.7 billion and $27.9 billion were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $15.1 billion and $28.7 billion at December 31, 2008 and 2007, respectively. Of this $15.1 billion of cash collateral at December 31, 2008, $3.5 billion was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral, and $9.4 billion and $2.2 billion, respectively, were due within 30 days and 60 days. Of the $3.4 billion of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $3.0 billion were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $13.1 billion at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

     Security collateral of $95 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 may not be sold or repledged and is not reflected in the consolidated financial statements. There was no security collateral on deposit from counterparties in connection with the securities lending transactions at December 31, 2007.

  ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1.2 billion and $1.7 billion at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity and equity securities. The Company also held in trust cash and securities, primarily fixed maturity and equity securities with an estimated fair value of $45 million and $74 million at December 31, 2008 and 2007, respectively, to satisfy collateral requirements.

     The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY") of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively. The Company has also pledged certain agricultural real estate mortgage loans in connection with funding agreements with the Federal Agricultural Mortgage Corporation with a carrying value of $2.9 billion at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


both December 31, 2008 and 2007. The nature of these Federal Home Loan Bank and Federal Agricultural Mortgage Corporation arrangements are described in Note 7.

     Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4. Certain of the Company's trading securities are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income.

     At December 31, 2008 and 2007, trading securities at estimated fair value were $277 million and $457 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $57 million and $107 million, respectively. The Company had pledged $346 million and $407 million of its assets, at estimated fair value, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2008 and 2007, respectively.

     Interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled ($21) million, $6 million and $32 million for the years ended December 31, 2008, 2007 and 2006, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities are changes in estimated fair value of ($17) million, ($4) million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2008                2007
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,492     74.3%   $30,313     77.0%
Agricultural mortgage loans.................   10,826     25.7      8,985     22.8
Consumer loans..............................       12       --         63      0.2
                                              -------    -----    -------    -----
  Total.....................................   42,330    100.0%    39,361    100.0%
                                                         =====               =====
Less: Valuation allowances..................      244                 181
                                              -------             -------
  Total mortgage and consumer loans held-
     for-investment.........................   42,086              39,180
Mortgage loans held-for-sale................       19                  --
                                              -------             -------
  Mortgage and consumer loans, net..........  $42,105             $39,180
                                              =======             =======



     At December 31, 2008, mortgage loans held-for-sale include $19 million of commercial and agricultural mortgage loans held-for-sale which are carried at the lower of amortized cost or estimated fair value. At December 31, 2007, there were no mortgage loans held-for-sale.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2008, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. As shown in the table above, commercial mortgage loans at December 31, 2008 and 2007 were $31,492 million and $30,313 million, respectively, or 74% and 77%, respectively, of total mortgage and consumer loans prior to valuation allowances. Net of valuation allowances commercial mortgage loans were $31,308 million and $30,158 million, respectively, at December 31, 2008 and 2007 and their diversity across geographic regions and property types is shown below at:

                                                 DECEMBER 31,       DECEMBER 31,
                                                     2008               2007
                                               ----------------   ----------------
                                               CARRYING    % OF   CARRYING    % OF
                                                 VALUE    TOTAL     VALUE    TOTAL
                                               --------   -----   --------   -----
                                                          (IN MILLIONS)
REGION
Pacific......................................   $ 7,586    24.3%   $ 7,334    24.3%
South Atlantic...............................     6,984    22.3      6,586    21.8
Middle Atlantic..............................     5,173    16.5      4,336    14.4
International................................     3,247    10.4      3,495    11.6
West South Central...........................     2,739     8.7      2,578     8.5
East North Central...........................     2,381     7.6      2,640     8.8
New England..................................     1,095     3.5      1,022     3.4
Mountain.....................................       920     2.9        873     2.9
West North Central...........................       664     2.1        893     3.0
East South Central...........................       313     1.0        315     1.0
Other........................................       206     0.7         86     0.3
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====
PROPERTY TYPE
Office.......................................   $13,532    43.2%   $13,612    45.1%
Retail.......................................     7,011    22.4      6,537    21.7
Apartments...................................     3,305    10.6      3,476    11.5
Hotel........................................     2,530     8.1      2,614     8.7
Industrial...................................     2,644     8.4      2,354     7.8
Other........................................     2,286     7.3      1,565     5.2
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $373 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding loan valuation allowances for mortgage and consumer loans held-for-investment is as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2008   2007   2006
                                                        -----   ----   ----
                                                           (IN MILLIONS)
Balance at January 1,.................................  $ 181   $160   $149
Additions.............................................    174     70     28
Deductions............................................   (111)   (49)   (17)
                                                        -----   ----   ----
Balance at December 31,...............................  $ 244   $181   $160
                                                        =====   ====   ====



     A portion of the Company's mortgage and consumer loans held-for-investment was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2008     2007
                                                             ----     ----
                                                             (IN MILLIONS)
Impaired loans with valuation allowances...................  $232     $552
Impaired loans without valuation allowances................    15        8
                                                             ----     ----
  Subtotal.................................................   247      560
Less: Valuation allowances on impaired loans...............    45       67
                                                             ----     ----
  Impaired loans...........................................  $202     $493
                                                             ====     ====



     The average investment in impaired loans was $315 million, $399 million and $145 million for the years ended December 31, 2008, 2007 and 2006, respectively. Interest income on impaired loans was $10 million, $35 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The investment in restructured loans was $1 million and $2 million at December 31, 2008 and 2007, respectively. Interest income recognized on restructured loans was $1 million or less for each of the years ended December 31, 2008, 2007 and 2006. Gross interest income that would have been recorded in accordance with the original terms of such loans also amounted to $1 million or less for each of the years ended December 31, 2008, 2007 and 2006.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $2 million and $1 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $10 million and $18 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $23 million and $6 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,650   $ 4,384
Accumulated depreciation.................................   (1,354)   (1,195)
                                                           -------   -------
Net real estate..........................................    3,296     3,189
Real estate joint ventures...............................    2,959     2,295
                                                           -------   -------
  Real estate and real estate joint ventures.............    6,255     5,484
Real estate held-for sale................................        1        39
                                                           -------   -------
  Total real estate holdings.............................  $ 6,256   $ 5,523
                                                           =======   =======



     Related depreciation expense on real estate was $120 million, $112 million and $107 million for the years ended December 31, 2008, 2007 and 2006, respectively. These amounts include less than $1 million, $2 million and $4 million of depreciation expense related to discontinued operations for the years ended December 31, 2008, 2007 and 2006, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2008 and 2007. Impairment losses recognized on real estate held-for-sale were $8 million for the year ended December 31, 2006. The carrying value of non-income producing real estate was $27 million and $8 million at December 31, 2008 and 2007, respectively. The Company did not own real estate acquired in satisfaction of debt at December 31, 2008 and 2007.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2008, 20%, 14%, 11% and 10% were located in California, Florida, New York and Texas, respectively. Property type diversification is shown in the table below.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,602      42%    $2,627      48%
Apartments....................................   1,495      24      1,058      19
Real estate investment funds..................     936      15        835      15
Industrial....................................     483       8        443       8
Retail........................................     453       7        423       8
Hotel.........................................     170       3         59       1
Land..........................................      62       1         47       1
Agriculture...................................       9      --          9      --
Other.........................................      46      --         22      --
                                                ------     ---     ------     ---
  Total real estate holdings..................  $6,256     100%    $5,523     100%
                                                ======     ===     ======     ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.7 billion and $4.9 billion at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 are $943 million and $1,189 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007 and 2006, net investment income
(loss) from other limited partnership interests was ($92) million, $1,141 million and $705 million and included ($218) million, $71 million and $67 million, respectively of hedge funds. Net investment income (loss) from other limited partnership interests, including hedge funds, decreased by $1,233 million for the year ended 2008, due to volatility in the equity and credit markets.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Freestanding derivatives with positive fair
  values......................................   $6,646     67.0%   $1,875     42.9%
Leveraged leases, net of non-recourse debt....    1,704     17.2     1,637     37.4
Loans to affiliates...........................      795      8.0       612     14.0
Tax credit partnerships.......................      476      4.8        --       --
Funds withheld................................       44      0.5        57      1.3
Joint venture investment......................       31      0.3         6      0.1
Other.........................................      220      2.2       188      4.3
                                                 ------    -----    ------    -----
Total.........................................   $9,916    100.0%   $4,375    100.0%
                                                 ======    =====    ======    =====



     See Note 4 regarding freestanding derivatives with positive estimated fair values. Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. The estimated fair values are determined by discounting expected future cash flows using capital market interest rates currently available for instruments with similar terms issued to companies of comparable credit quality of the respective affiliates. The joint venture investment is accounted for on the equity method and represents the Company's investment in an insurance underwriting joint venture in China. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2008      2007
                                                           ------   -------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $1,478   $ 1,483
Estimated residual values................................   1,217     1,185
                                                           ------   -------
  Subtotal...............................................   2,695     2,668
Unearned income..........................................    (991)   (1,031)
                                                           ------   -------
  Investment in leveraged leases.........................  $1,704   $ 1,637
                                                           ======   =======



     The Company's deferred income tax liability related to leveraged leases was $962 million and $798 million at December 31, 2008 and 2007, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 95      $ 48      $ 55
Less: Income tax expense on leveraged leases..........   (33)      (17)      (18)
                                                        ----      ----      ----
Net income from investment in leveraged leases........  $ 62      $ 31      $ 37
                                                        ====      ====      ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company.


                                                    DECEMBER 31, 2008
                                                  ---------------------
                                                                TOTAL
                                                    TOTAL      LIABILI-
                                                    ASSETS       TIES
                                                  ---------   ---------
                                                      (IN MILLIONS)
Real estate joint ventures (1)..................   $     26    $     15
Other limited partnership interests (2).........         20           3
Other invested assets (3).......................         10           3
                                                  ---------   ---------
Total...........................................        $56         $21
                                                  =========   =========



--------

   (1) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets consist of $20 million of real estate and real estate joint ventures held-for-investment, $5 million of cash and cash equivalents and $1 million of other assets. The liabilities of $15 million are included within other liabilities.

   (2) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities. Upon consolidation, the assets and liabilities are reflected at the VIE's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       carrying amounts. The assets of $20 million are included within other limited partnership interests while the liabilities of $3 million are included within other liabilities.

   (3) Other invested assets include tax-credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets of $10 million are included within other invested assets. The liabilities consist of $2 million of long-term debt and $1 million of other liabilities.

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                             DECEMBER 31, 2008
                                                         ------------------------
                                                                        MAXIMUM
                                                          CARRYING      EXPOSURE
                                                         AMOUNT (1)   TO LOSS (2)
                                                         ----------   -----------
                                                               (IN MILLIONS)
Fixed maturity securities available-for-sale:(3)
  Foreign corporate securities.........................    $  362        $  362
  U.S. Treasury/agency securities......................       251           251
Other limited partnership interests....................     2,538         2,965
Other invested assets..................................       310           108
                                                           ------        ------
Total..................................................    $3,461        $3,686
                                                           ======        ======



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at fair value within fixed maturity securities available-for-sale.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $229 million and $162 million, respectively, of total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $4 million, $12 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


held by the MIIP was $29 million and $101 million at December 31, 2008 and 2007, respectively. Net investment income allocated to affiliates from the MIIP was $3 million, $7 million, and $8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................  $230      $142      $ 97
Amortized cost of assets transferred to affiliates...  $220      $145      $ 99
Net investment gains (losses) recognized on
  transfers..........................................  $ 10      $ (3)     $ (2)
Estimated fair value of assets transferred from
  affiliates.........................................  $ 57      $778      $307


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                            CURRENT MARKET                    CURRENT MARKET
                                             OR FAIR VALUE                     OR FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Interest rate swaps.........  $ 20,043   $3,188      $1,090     $ 48,445   $  415      $  614
Interest rate floors........    32,855    1,082          --       32,855      420          --
Interest rate caps..........    21,130       10          --       34,784       44          --
Financial futures...........     3,630        2          58        6,131       35          34
Foreign currency swaps......    14,180    1,245       1,066       16,022      639       1,603
Foreign currency forwards...     1,467       47          21        1,799       41          11
Options.....................     2,365      939          35        1,423      123          --
Financial forwards..........     2,087       --          90        4,769       63           1
Credit default swaps........     4,466      133          60        5,529       52          29
Synthetic GICs..............     4,260       --          --        3,670       --          --
Other.......................       250       --         101          250       43          --
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                        REMAINING LIFE
                               ----------------------------------------------------------------
                                                                 AFTER
                                             AFTER ONE YEAR   FIVE YEARS
                               ONE YEAR OR       THROUGH        THROUGH      AFTER
                                   LESS        FIVE YEARS      TEN YEARS   TEN YEARS     TOTAL
                               -----------   --------------   ----------   ---------   --------
                                                         (IN MILLIONS)
Interest rate swaps..........    $   774         $ 8,444        $ 6,950      $3,875    $ 20,043
Interest rate floors.........     12,743             325         19,787          --      32,855
Interest rate caps...........        580          20,550             --          --      21,130
Financial futures............      3,630              --             --          --       3,630
Foreign currency swaps.......      2,130           5,438          5,204       1,408      14,180
Foreign currency forwards....      1,467              --             --          --       1,467
Options......................         --             324          1,967          74       2,365
Financial forwards...........         --              --             --       2,087       2,087
Credit default swaps.........        143           2,791          1,532          --       4,466
Synthetic GICs...............      4,260              --             --          --       4,260
Other........................         --              --            250          --         250
                                 -------         -------        -------      ------    --------
  Total......................    $25,727         $37,872        $35,690      $7,444    $106,733
                                 =======         =======        =======      ======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company commenced the use of inflation swaps during the second quarter of 2008. Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                              FAIR VALUE                        FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Fair value..................  $  9,357   $1,737      $  539     $  9,301   $  630      $   94
Cash flow...................     2,541      365         137        3,084       23         311
Foreign operations..........       164        1           1          488       --         111
Non-qualifying..............    94,671    4,543       1,844      142,804    1,222       1,776
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======



     The following table presents the settlement payments recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Qualifying hedges:
  Net investment income...............................  $ 21      $ 24      $ 48
  Interest credited to policyholder account balances..    99       (28)      (26)
Non-qualifying hedges:
  Net investment income...............................    (1)       (5)       --
  Net investment gains (losses).......................   (38)      196       225
                                                        ----      ----      ----
     Total............................................  $ 81      $187      $247
                                                        ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Changes in the fair value of derivatives............  $ 336     $ 319     $ 278
Changes in the fair value of the items hedged.......   (337)     (308)     (278)
                                                      -----     -----     -----
Net ineffectiveness of fair value hedging
  activities........................................  $  (1)    $  11     $  --
                                                      =====     =====     =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2008, 2007, and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2008, 2007 and 2006 related to such discontinued cash flow hedges were $12 million, $3 million and $3 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,................................................  $(262)    $(238)    $(207)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of cash
  flow hedges.......................................    483      (185)      (30)
Amounts reclassified to net investment gains
  (losses)..........................................    (93)      150       (15)
Amounts reclassified to net investment income.......      9        12        15
Amortization of transition adjustment...............     --        (1)       (1)
                                                      -----     -----     -----
Other comprehensive income (loss) balance at
  December 31,......................................  $ 137     $(262)    $(238)
                                                      =====     =====     =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008, $36 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2009.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2008, 2007 and 2006.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008, 2007 and 2006 include gains (losses) of $157 million, ($144) million and ($7) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2008 and 2007, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income (loss) related to these hedges was $78 million and $235 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vi) financial forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) synthetic guaranteed interest contracts; (viii) credit default swaps and total rate of return swaps to synthetically create investments; (ix) basis swaps to better match the cash flows of assets and related liabilities; (x) credit default swaps held in relation to trading portfolios; (xi) swaptions to hedge interest rate risk; and (xii) inflation swaps to reduce risk generated from inflation-indexed liabilities.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2008       2007      2006
                                                     ------     -----     -----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives......................................  $3,470     $(738)    $(702)
Net investment income (loss) (1)...................      54        20        --
                                                     ------     -----     -----
  Total............................................  $3,524     $(718)    $(702)
                                                     ======     =====     =====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures that do not qualify for hedge accounting and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; affiliated ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; funds withheld on ceded reinsurance; and guaranteed interest contracts with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders................  $   797     $ 34
  Call options in equity securities......................      (72)     (15)
                                                           -------   -------
     Net embedded derivatives within asset host
       contracts.........................................  $   725     $ 19
                                                           =======   =======
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...............  $   298     $  9
  Funds withheld on ceded reinsurance....................   (1,203)      --
  Other..................................................      (83)      52
                                                           -------   -------
     Net embedded derivatives within liability host
       contracts.........................................  $  (988)    $ 61
                                                           =======   =======



     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                    2008        2007        2006
                                                  -------     -------     -------
                                                           (IN MILLIONS)
Net investment gains (losses) (1)...............  $ 1,744       $ 15        $ 5


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $442 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 19 for a description of the impact of credit risk on the valuation of derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $3,564 million and $233 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with a fair market value of $824 million and $98 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2008, none of the collateral had been sold or repledged.

     At December 31, 2008 and 2007, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million and $162 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. In addition, the Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008 and 2007, the Company pledged securities collateral for exchange-traded futures of $0 and $33 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008 and 2007, the Company provided cash collateral for exchange-traded futures of $77 million and $0, respectively, which is included in premiums and other receivables.

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amount of potential future recoveries available to offset the $1,558 million from the table below was $8 million at December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                         DECEMBER 31, 2008
                                         -------------------------------------------------
                                                          MAXIMUM AMOUNT OF     WEIGHTED
                                          FAIR VALUE OF    FUTURE PAYMENTS       AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED  CREDIT DEFAULT      UNDER CREDIT       YEARS TO
CREDIT OBLIGATIONS (1)                        SWAPS       DEFAULT SWAPS (2)   MATURITY (3)
---------------------------------------  --------------   -----------------   ------------
                                                           (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate).......................       $  1              $  116             5.0
  Credit default swaps referencing
     indices...........................        (30)              1,112             4.1
                                              ----              ------
     Subtotal..........................        (29)              1,228             4.2
                                              ----              ------
Baa
  Single name credit default swaps
     (corporate).......................          1                 100             2.3
  Credit default swaps referencing
     indices...........................         (5)                215             4.1
                                              ----              ------
     Subtotal..........................         (4)                315             3.5
                                              ----              ------
Ba
  Single name credit default swaps
     (corporate).......................         --                   5             5.0
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                   5             5.0
                                              ----              ------
B
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         (2)                 10             5.0
                                              ----              ------
     Subtotal..........................         (2)                 10             5.0
                                              ----              ------
Caa and lower
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
In or near default
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
                                              $(35)             $1,558             4.1
                                              ====              ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                      DAC      VOBA     TOTAL
                                                    -------   ------   -------
                                                           (IN MILLIONS)
Balance at January 1, 2006........................  $ 8,403    $ 220   $ 8,623
  Capitalizations.................................      936       --       936
                                                    -------   ------   -------
     Subtotal.....................................    9,339      220     9,559
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (138)      (2)     (140)
     Other expenses...............................      757      (34)      723
                                                    -------   ------   -------
       Total amortization.........................      619      (36)      583
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      105      (14)       91
  Less: Other.....................................       17      (23)       (6)
                                                    -------   ------   -------
Balance at December 31, 2006......................    8,598      293     8,891
  Effect of SOP 05-1 adoption.....................     (195)    (123)     (318)
  Capitalizations.................................      886       --       886
                                                    -------   ------   -------
     Subtotal.....................................    9,289      170     9,459
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (114)      (1)     (115)
     Other expenses...............................      735       23       758
                                                    -------   ------   -------
       Total amortization.........................      621       22       643
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      110       71       181
  Less: Other.....................................        7       --         7
                                                    -------   ------   -------
Balance at December 31, 2007......................    8,551       77     8,628
  Capitalizations.................................      901       --       901
                                                    -------   ------   -------
       Subtotal...................................    9,452       77     9,529
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................      157       (4)      153
     Other expenses...............................      909       19       928
                                                    -------   ------   -------
       Total amortization.........................    1,066       15     1,081
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......   (2,274)    (146)   (2,420)
  Less: Other.....................................       (2)      (1)       (3)
                                                    -------   ------   -------
Balance at December 31, 2008......................  $10,662    $ 209   $10,871
                                                    =======   ======   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $19 million in 2009, $11 million in 2010, $11 million in 2011, $10 million in 2012, and $10 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

     Information regarding DAC and VOBA by segment and reporting unit is as follows:

                                        DAC                  VOBA                 TOTAL
                                 ----------------   ---------------------   ----------------
                                                         DECEMBER 31,
                                 -----------------------------------------------------------
                                   2008     2007       2008        2007       2008     2007
                                 -------   ------   ---------   ---------   -------   ------
                                                        (IN MILLIONS)
Institutional:
  Group life...................  $    68   $   74   $       8   $       8   $    76   $   82
  Retirement & savings.........       31       32          --          --        31       32
  Non-medical health & other...      898      793          --          --       898      793
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................      997      899           8           8     1,005      907
                                 -------   ------   ---------   ---------   -------   ------
Individual:
  Traditional life.............    5,380    3,789         102         (11)    5,482    3,778
  Variable & universal life....    2,095    2,131          65          49     2,160    2,180
  Annuities....................    2,188    1,730          31          27     2,219    1,757
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................    9,663    7,650         198          65     9,861    7,715
                                 -------   ------   ---------   ---------   -------   ------
Corporate & Other..............        2        2           3           4         5        6
                                 -------   ------   ---------   ---------   -------   ------
Total..........................  $10,662   $8,551        $209        $ 77   $10,871   $8,628
                                 =======   ======   =========   =========   =======   ======



6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                             --------------
                                                             2008      2007
                                                             ----      ----
                                                              (IN MILLIONS)
Balance at beginning of the period.........................  $108      $106
Acquisitions...............................................     3         2
                                                             ----      ----
Balance at the end of the period...........................  $111      $108
                                                             ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding goodwill by segment and reporting unit is as follows:

                                                                DECEMBER 31,
                                                              ---------------
                                                              2008       2007
                                                              ----       ----
                                                               (IN MILLIONS)
Institutional:
  Group life................................................  $  3       $  3
  Retirement & savings......................................     2          2
  Non-medical health & other................................    65         62
                                                              ----       ----
     Subtotal...............................................    70         67
                                                              ----       ----
Individual:
  Traditional life..........................................    24         24
  Variable & universal life.................................     3          3
  Annuities.................................................    10         10
                                                              ----       ----
     Subtotal...............................................    37         37
                                                              ----       ----
Corporate & Other...........................................     4          4
                                                              ----       ----
Total.......................................................  $111       $108
                                                              ====       ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2008 based upon data as of June 30, 2008. Such tests indicated that goodwill was not impaired as of September 30, 2008. Current economic conditions, the sustained low level of equity markets and lower operating earnings projections, particularly for the Individual segment, required management of the Company to consider the impact of these events on the recoverability of its assets, in particular its goodwill. Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed management concluded no impairment of goodwill had occurred for any of the Company's reporting units at December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                             OTHER
                                  FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                     BENEFITS        ACCOUNT BALANCES        FUNDS
                                -----------------   -----------------   ---------------
                                                      DECEMBER 31,
                                -------------------------------------------------------
                                  2008      2007      2008      2007     2008     2007
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Institutional
  Group life..................  $ 3,345   $ 3,326   $12,975   $13,207   $2,527   $2,359
  Retirement & savings........   28,485    26,119    49,276    38,749       59      213
  Non-medical health & other..   11,436    10,430       501       501      595      595
Individual
  Traditional life............   52,011    51,457        --        --    1,381    1,431
  Variable & universal life...      293       229     6,260     6,121      780      791
  Annuities...................    2,041     1,817    21,761    20,056       17       14
  Other.......................        1        --     2,482     2,368       --        1
Corporate & Other (1).........      571       374        53         1      124      131
                                -------   -------   -------   -------   ------   ------
  Total.......................  $98,183   $93,752   $93,308   $81,003   $5,483   $5,535
                                =======   =======   =======   =======   ======   ======



--------

   (1) Corporate & Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $395 million and $406 million at December 31, 2008 and 2007, respectively. Affiliated policyholder account balances, included in the table above, were $606 million and $613 million at December 31, 2008 and 2007, respectively. Affiliated other policyholder funds, included in the table above, were ($205) million and ($251) million at December 31, 2008 and 2007, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $431       $439       $ --
Acquisitions.........................................     9         --        441
Amortization.........................................   (13)        (8)        (2)
                                                       ----       ----       ----
Balance at December 31,..............................  $427       $431       $439
                                                       ====       ====       ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $15 million in 2009, $19 million in 2010, $22 million in 2011, $25 million in 2012 and $27 million in 2013. See Note 2 for a description of acquisitions and dispositions.

     The value of the identifiable intangibles included in the table above reflects the estimated fair value of the Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortization period of the intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $132       $121       $ 95
Capitalization.......................................    40         29         31
Amortization.........................................   (28)       (18)        (5)
                                                       ----       ----       ----
Balance at December 31,..............................  $144       $132       $121
                                                       ====       ====       ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $48.2 billion and $71.4 billion at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $24.1 billion and $18.3 billion at December 31, 2008 and 2007, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.40% and 4.73% at December 31, 2008 and 2007, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.3 billion and $1.2 billion for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Fixed maturity securities...................................   $ 5       $ 6
Equity securities...........................................   $16       $35
Cash and cash equivalents...................................  $ --       $ 1


     For the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2008, 2007 and 2006, the Company issued

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$5.7 billion, $4.6 billion and $5.2 billion, respectively, and repaid $7.6 billion, $3.7 billion and $1.5 billion, respectively, of GICs under this program. At December 31, 2008 and 2007, GICs outstanding, which are included in policyholder account balances, were $17.3 billion and $19.1 billion, respectively. During the years ended December 31, 2008, 2007 and 2006, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $840 million, $917 million and $672 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $830 million and $339 million of common stock of the FHLB of NY at December 31, 2008 and 2007, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including residential mortgage-backed securities to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $15.2 billion and $4.6 billion at December 31, 2008 and 2007, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion at both December 31, 2008 and 2007, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2008 and 2007.

     Approximately $3.0 billion of the obligations outstanding at MLIC at December 31, 2008 are subject to a temporary contingent increase in MLIC's borrowing capacity which is scheduled to expire at December 31, 2009. The Company does not expect to have any difficulties in meeting the contingencies associated with the increased capacity.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 5,174   $ 4,500   $ 4,191
  Less: Reinsurance recoverables..................     (265)     (268)     (295)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,909     4,232     3,896
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    4,063     3,743     2,997
  Prior years.....................................      (86)     (104)      (28)
                                                    -------   -------   -------
                                                      3,977     3,639     2,969
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,481)   (2,077)   (1,814)
  Prior years.....................................   (1,002)     (885)     (819)
                                                    -------   -------   -------
                                                     (3,483)   (2,962)   (2,633)
                                                    -------   -------   -------
Net balance at December 31,.......................    5,403     4,909     4,232
  Add: Reinsurance recoverables...................      266       265       268
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,669   $ 5,174   $ 4,500
                                                    =======   =======   =======



     During 2008, 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $86 million, $104 million and $28 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                 DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2008                             2007
                                       ------------------------------   ------------------------------
                                           IN THE             AT            IN THE             AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
  Separate account value.............     $   3,177             N/A        $   3,937             N/A
  Net amount at risk (2).............     $     706 (3)         N/A        $       7 (3)         N/A
  Average attained age of
     contractholders.................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value.............     $  28,448       $   5,693        $  36,404       $   6,524
  Net amount at risk (2).............     $   6,081 (3)   $   2,399 (4)    $     399 (3)   $      86 (4)
  Average attained age of
     contractholders.................      62 years        58 years         62 years        57 years
TWO TIER ANNUITIES
  General account value..............           N/A       $     283              N/A       $     286
  Net amount at risk (2).............           N/A       $      50 (5)          N/A       $      51 (5)
  Average attained age of
     contractholders.................           N/A        60 years              N/A        60 years



                                                                DECEMBER 31,
                                             -------------------------------------------------
                                                       2008                      2007
                                             -----------------------   -----------------------
                                              SECONDARY     PAID-UP     SECONDARY     PAID-UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account).................................   $   4,908    $   1,349    $   6,550    $   1,403
Net amount at risk (2).....................   $ 102,690 (3)$  12,485 (3)$ 103,219 (3)$  13,482 (3)
Average attained age of policyholders......    49 years     55 years     47 years     54 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                UNIVERSAL AND VARIABLE
                                       ANNUITY CONTRACTS            LIFE CONTRACTS
                                  --------------------------   -----------------------
                                  GUARANTEED     GUARANTEED                    PAID
                                     DEATH     ANNUITIZATION    SECONDARY       UP
                                   BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                  ----------   -------------   ----------   ----------   -----
                                                          (IN MILLIONS)
Balance at January 1, 2006......      $ 8           $ 7            $ 8          $10       $ 33
Incurred guaranteed benefits....        1            --              1           (1)         1
Paid guaranteed benefits........       (3)           --             --           --         (3)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2006....        6             7              9            9         31
Incurred guaranteed benefits....        4             8              4            3         19
Paid guaranteed benefits........       (2)           --             --           --         (2)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2007....        8            15             13           12         48
Incurred guaranteed benefits....       27            48             14            1         90
Paid guaranteed benefits........       (6)           --             --           --         (6)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2008....      $29           $63            $27          $13       $132
                                      ===           ===            ===          ===       ====



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $66 million, $24 million and $21 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $12,973   $23,494
  Balanced..............................................    5,342     5,312
  Bond..................................................    2,837     3,430
  Money Market..........................................      419       350
  Specialty.............................................      219       402
                                                          -------   -------
     Total..............................................  $21,790   $32,988
                                                          =======   =======



8.  REINSURANCE

     The Company's Individual segment life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance policies. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company's Individual segment also reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Individual segment also reinsures 100% of the living and death benefit riders issued associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit riders associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Institutional segment generally retains most of its risks and does not significantly utilize reinsurance. The Company may, on certain client arrangements, cede particular risks to reinsurers.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
PREMIUMS:
  Direct premiums................................  $19,246   $17,411   $16,958
  Reinsurance assumed............................    1,334       951       694
  Reinsurance ceded..............................   (2,136)   (1,927)   (1,716)
                                                   -------   -------   -------
     Net premiums................................  $18,444   $16,435   $15,936
                                                   =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type
     product policy fees.........................  $ 2,741   $ 2,589   $ 2,460
  Reinsurance assumed............................        7         2         1
  Reinsurance ceded..............................     (463)     (345)     (278)
                                                   -------   -------   -------
     Net universal life and investment-type
       product policy fees.......................  $ 2,285   $ 2,246   $ 2,183
                                                   =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims........  $21,863   $19,454   $18,795
  Reinsurance assumed............................    1,018       530       645
  Reinsurance ceded..............................   (2,182)   (1,709)   (1,793)
                                                   -------   -------   -------
     Net policyholder benefits and claims........  $20,699   $18,275   $17,647
                                                   =======   =======   =======



     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables......................  $ 2,817   $ 1,808
Deposit recoverables....................................    2,069     2,516
Claim recoverables......................................      201       197
All other recoverables..................................      290        27
                                                          -------   -------
  Total.................................................  $ 5,377   $ 4,548
                                                          =======   =======
AFFILIATED RECOVERABLES:
Closed block recoverables...............................  $15,862   $16,011
Future policy benefit recoverables......................    2,847     1,866
Claim recoverables......................................      156         6
All other recoverables..................................      478        51
                                                          -------   -------
  Total.................................................  $19,343   $17,934
                                                          =======   =======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     Included in the unaffiliated reinsurance recoverables are $1.2 billion at both December 31, 2008 and 2007, related to reinsurance of long-term GICs, structured settlement lump sum contracts and $0.6 billion and $1.1 billion at December 31, 2008 and 2007, respectively, related to the reinsurance of investment-type contracts held by small market defined benefit contribution plans.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $1,811 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $353 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $284 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances except for $1,198 million of reserves and $8 million of other receivables are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $3,699 million, or 69%, of its total unaffiliated reinsurance recoverable balance of $5,377 million at December 31, 2008. Of these reinsurance recoverable balances, $1,736 million were secured by funds held in trust as collateral, $226 million were secured through irrevocable letters of credit issued by various financial institutions and $212 million of reinsurance recoverable balances were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $1,509 million and $323 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $21.0 billion and $20.1 billion at December 31, 2008 and 2007, respectively.

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, and MTL, all of which are related parties. The table below includes amounts related to transactions between these related parties and RGA through September 12, 2008, the date of the Company's dividend of interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Assumed premiums.....................................  $ 28      $ 52      $ 42
Assumed fees, included in universal life and
  investment-type product policy fees................  $  7      $  2      $  1
Interest earned on assumed reinsurance, included in
  other revenues.....................................  $ (5)     $ (4)     $ (3)
Assumed benefits, included in policyholder benefits
  and claims.........................................  $ 99      $ 54      $ 86
Assumed benefits, included in interest credited on
  policyholder account balances......................  $ 22      $ 18      $ 11
Assumed acquisition costs, included in other
  expenses...........................................  $128      $144      $322
Ceded premiums.......................................  $ 46      $113      $116
Ceded fees, included in universal life and
  investment-type product policy fees................  $178      $112      $ 64
Income from deposit contracts, included in other
  revenues (1).......................................  $923      $ --      $ --
Ceded benefits, included in policyholder benefits and
  claims.............................................  $133      $ 80      $ 69
Ceded benefits, included in interest credited to
  policyholder account balances......................  $ 70      $ 65      $ 49
Ceded benefits, included in policyholder dividends...  $ 20      $ 29      $ 27
Interest costs on ceded reinsurance, included in
  other expenses (1).................................  $831      $  5      $ (2)


--------

   (1) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $835 million of interest earned on the deposit included within premiums and other receivables, as well as certain administrative fees, at December 31, 2008. The Company also recognized $911 million of interest expense associated with the funds withheld included in other expenses for the year ended December 31, 2008.

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit riders written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives ceded are included within premiums and other receivables and were assets of $797 million and $34 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $763 million, $42 million and ($18) million, respectively, in changes in estimated fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $1,203 million at December 31, 2008. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was $1,203 million for the year ended December 31, 2008.

     On December 1, 2006, TLIC, an affiliate of the Company, recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, has resulted in a reduction of the policyholder dividend obligation to zero during the year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2008. The reduction of the policyholder dividend obligation to zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, has resulted in reduction to both actual and expected cumulative earnings of the closed block. This change in the timing of the expected cumulative earnings of the closed block combined with a policyholder dividend obligation of zero has resulted in a reduction in the DAC associated with closed block, which resides outside of the closed block, and a corresponding decrease in the Company's net income of $127 million, net of income tax, for the year ended December 31, 2008. Amortization of the closed block DAC will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future reductions to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results. See also Note 5 for further information regarding DAC.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,520   $43,362
Other policyholder funds................................      315       323
Policyholder dividends payable..........................      711       709
Policyholder dividend obligation........................       --       789
Payables for collateral under securities loaned and
  other transactions....................................    2,852     5,610
Other liabilities.......................................      254       290
                                                          -------   -------
  Total closed block liabilities........................   47,652    51,083
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $27,947 and
     $29,631, respectively).............................   26,205    30,481
  Equity securities available-for-sale, at estimated
     fair value (cost: $280 and $1,555, respectively)...      210     1,875
  Mortgage loans on real estate.........................    7,243     7,472
  Policy loans..........................................    4,426     4,290
  Real estate and real estate joint ventures held-for-
     investment.........................................      381       297
  Short-term investments................................       52        14
  Other invested assets.................................      952       829
                                                          -------   -------
     Total investments..................................   39,469    45,258
Cash and cash equivalents...............................      262       333
Accrued investment income...............................      484       485
Deferred income tax assets..............................    1,632       640
Premiums and other receivables..........................       98       151
                                                          -------   -------
     Total assets designated to the closed block........   41,945    46,867
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    5,707     4,216
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of income
     tax of ($633) and $424, respectively...............   (1,174)      751
  Unrealized gains (losses) on derivative instruments,
     net of income tax of ($8) and ($19), respectively..      (15)      (33)
  Allocated $284, net of income tax, to policyholder
     dividend obligation at December 31, 2007...........       --      (505)
                                                          -------   -------
Total amounts included in accumulated other
  comprehensive income (loss)...........................   (1,189)      213
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets and liabilities..........................  $ 4,518   $ 4,429
                                                          =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008       2007        2006
                                                      -----      ------      ------
                                                              (IN MILLIONS)
Balance at January 1,...............................  $ 789      $1,063      $1,607
Impact on revenues, net of expenses and income tax..     --          --        (114)
Change in unrealized investment and derivative gains
  (losses)..........................................   (789)       (274)       (430)
                                                      -----      ------      ------
Balance at December 31,.............................  $  --      $  789      $1,063
                                                      =====      ======      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                        ------------------------------
                                                         2008        2007        2006
                                                        ------      ------      ------
                                                                 (IN MILLIONS)
REVENUES
  Premiums............................................  $2,787      $2,870      $2,959
  Net investment income and other revenues............   2,248       2,350       2,355
  Net investment gains (losses).......................     (84)         28        (130)
                                                        ------      ------      ------
     Total revenues...................................   4,951       5,248       5,184
                                                        ------      ------      ------
EXPENSES
  Policyholder benefits and claims....................   3,393       3,457       3,474
  Policyholder dividends..............................   1,498       1,492       1,479
  Change in policyholder dividend obligation..........      --          --        (114)
  Other expenses......................................     217         231         247
                                                        ------      ------      ------
     Total expenses...................................   5,108       5,180       5,086
                                                        ------      ------      ------
Revenues, net of expenses before income tax...........    (157)         68          98
Income tax............................................     (68)         21          34
                                                        ------      ------      ------
Revenues, net of expenses and income tax from
  continuing operations...............................     (89)         47          64
Revenues, net of expenses and income tax from
  discontinued operations.............................      --          --           1
                                                        ------      ------      ------
Revenues, net of expenses, income taxes and
  discontinued operations.............................  $  (89)     $   47      $   65
                                                        ======      ======      ======



     The change in the maximum future earnings of the closed block is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Balance at December 31,.............................  $4,518   $4,429   $4,480
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax...................      --       (4)      --
Balance at January 1,...............................   4,429    4,480    4,545
                                                      ------   ------   ------
Change during year..................................  $   89   $  (47)  $  (65)
                                                      ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                      INTEREST RATES
                                 -----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2008     2007
                                 ------------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated....   3.89%-7.38%     5.66%    2009-2037   $1,394   $1,394
Surplus notes..................   7.63%-7.88%     7.86%    2015-2025      698      697
Capital notes -- affiliated....      7.13%        7.13%    2032-2033      500      500
Other notes with varying
  interest rates...............  4.45%-12.00%     7.95%    2009-2016       66       45
Secured demand
  note -- affiliated...........      0.50%        0.50%       2011         25       --
Capital lease obligations......                                            39       51
                                                                       ------   ------
Total long-term debt...........                                         2,722    2,687
Total short-term debt..........                                           414      357
                                                                       ------   ------
  Total........................                                        $3,136   $3,044
                                                                       ======   ======



     The aggregate maturities of long-term debt at December 31, 2008 for the next five years are $710 million in 2009, $66 million in 2010, $25 million in 2011, $1 million in 2012, less than $1 million in 2013 and $1,920 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

     Long-term debt, credit facilities and letters of credit of MetLife, Inc. and its subsidiaries contain various covenants. The Company has certain administrative, reporting, legal and financial covenants in several of these arrangements. The Company was in compliance with all covenants at December 31, 2008 and 2007.

  SURPLUS NOTES -- AFFILIATED

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     Short-term debt was $414 million and $357 million at December 31, 2008 and 2007, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2008, 2007 and 2006, the weighted average interest rate of short-term debt was 2.4%, 5.1% and 5.1%, respectively. During the years ended December 31, 2008, 2007 and 2006, the average daily balance of short-term debt was $421 million, $927 million and $768 million, respectively, and was outstanding for an average of 25 days, 25 days and 53 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $192 million, $190 million and $184 million for the years ended December 31, 2008, 2007 and 2006, respectively, and does not include interest expense on shares subject to mandatory redemption. See Note 11. These amounts include $120 million, $78 million and $76 million of interest expense related to affiliated debt for the years ended December 31, 2008, 2007 and 2006, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facility. MetLife Funding, Inc., a subsidiary of the Company, maintains a committed and unsecured credit facility of $2.9 billion at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. This facility can be used for general corporate purposes and, at December 31, 2008, the facility also served as a back-up line of credit for the Company's commercial paper program. This agreement contains various administrative, reporting, legal and financial covenants, including a covenant requiring MetLife, Inc. to maintain a specified minimum consolidated net worth. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this credit facility were $17 million, of which $11 million related to deferred amendment fees, for the year ended December 31, 2008. Information on this credit facility at December 31, 2008 is as follows:

                                                                   LETTER OF
                                                                     CREDIT                   UNUSED
BORROWER(S)                               EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                              ------------   --------   ---------   ---------   -----------
                                                                 (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ...............................   June 2012 (1)   $2,850      $2,313       $ --         $537
                                                         ------      ------       ----         ----
  Total...............................                   $2,850      $2,313        $--         $537
                                                         ======      ======       ====         ====



--------

   (1) In December 2008, MetLife, Inc. and MetLife Funding, Inc. entered into an amended and restated $2.85 billion credit agreement with various financial institutions. The agreement amended and restated the $3.0 billion credit agreement entered into in June 2007. Proceeds are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. Fees for this agreement include a 0.25% facility fee, 0.075% fronting fee, a letter of credit fee between 1% and 5% based on certain market rates and a 0.05% utilization fee, as applicable, and may vary based on MetLife, Inc.'s senior unsecured ratings. MetLife, Inc. and MetLife Funding, Inc. incurred amendment costs of $11 million related to the $2,850 million amended and restated credit agreement, which have been capitalized and included in other assets. These costs will be amortized over the term of the agreement. MetLife, Inc. did not have any deferred financing costs associated with the original June 2007 credit agreement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facility. Missouri Reinsurance (Barbados), Inc., a subsidiary of the Company, maintains a committed facility of $500 million at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. The facility is used for collateral for certain of the Company's reinsurance reserves. This facility contains various administrative, reporting, legal and financial covenants. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this committed facility were $4 million for the year ended December 31, 2008. Information on the committed facility at December 31, 2008 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc., &
  Missouri Reinsurance
  (Barbados), Inc. .........  June 2016 (1)    $500        $--         $490         $10           7
                                               ----        ---         ----         ---
  Total.....................                   $500        $--         $490         $10
                                               ====        ===         ====         ===



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

     Letters of Credit. At December 31, 2008, the Company had outstanding $2.8 billion in letters of credit from various financial institutions, of which $490 million and $2.3 billion were part of committed and credit facilities, respectively. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Interest expense on these instruments is included in other expenses and was $20 million and $11 million for the years ended December 31, 2007 and 2006, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ----------------------------
                                                        2008        2007       2006
                                                       ------      ------      ----
                                                               (IN MILLIONS)
Current:
  Federal............................................  $  (58)     $1,067      $492
  State and local....................................       2          22         5
  Foreign............................................      17           9         8
                                                       ------      ------      ----
  Subtotal...........................................     (39)      1,098       505
                                                       ------      ------      ----
Deferred:
  Federal............................................   1,689         (53)       43
  State and local....................................      --          18        19
  Foreign............................................       1          (9)      (10)
                                                       ------      ------      ----
  Subtotal...........................................   1,690         (44)       52
                                                       ------      ------      ----
Provision for income tax.............................  $1,651      $1,054      $557
                                                       ======      ======      ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008        2007        2006
                                                      ------      ------      -----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,759      $1,157      $ 780
Tax effect of:
  Tax-exempt investment income......................    (116)       (160)      (167)
  State and local income tax........................       1          33         19
  Prior year tax....................................      52          38        (26)
  Foreign tax rate differential and change in
     valuation allowance............................     (14)        (18)       (21)
  Other, net........................................     (31)          4        (28)
                                                      ------      ------      -----
Provision for income tax............................  $1,651      $1,054      $ 557
                                                      ======      ======      =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables................  $3,312   $3,005
  Net operating loss carryforwards........................      24       47
  Employee benefits.......................................     616      120
  Tax credit carryforwards................................     298       --
  Net unrealized investment losses........................   4,062       --
  Litigation-related and government mandated..............     264       45
  Other...................................................     111      202
                                                            ------   ------
                                                             8,687    3,419
Less: Valuation allowance.................................      14        8
                                                            ------   ------
                                                             8,673    3,411
                                                            ------   ------
Deferred income tax liabilities:
  Investments, including derivatives......................   3,918    1,493
  DAC.....................................................   2,167    2,207
  Net unrealized investment gains.........................      --      689
  Other...................................................      31        7
                                                            ------   ------
                                                             6,116    4,396
                                                            ------   ------
Net deferred income tax asset/(liability).................  $2,557   $ (985)
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $29 million at December 31, 2008 and will expire beginning in 2024. Foreign net operating loss carryforwards amount to $51 million at December 31, 2008 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Tax credit carryforwards amount to $298 million at December 31, 2008.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will be not realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2008, the Company recorded an increase to the deferred tax valuation allowance of $6 million related to certain foreign net operating loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $4,062 million recognized in connection with unrealized losses at December 31, 2008. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $797 million. The Company reclassified, at adoption, $568 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $211 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits at January 1, 2007 that would affect the effective tax rate, if recognized, was $586 million. The Company also had $198 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007, with $6 million to be paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income taxes, as applicable. Of the $135 million reclassified to current and deferred income taxes, $2 million was paid in 2008 and $133 million will be paid in 2009.

     The Company's liability for unrecognized tax benefits will change in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including tax-exempt income and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. At this time, a reasonable estimate of the range of a payment or change in the liability is between $40 million and $50 million; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2008 and December 31, 2007, is as follows:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             -----   -----
                                                             (IN MILLIONS)
Balance as of beginning of the period......................  $ 655   $ 797
Additions for tax positions of prior years.................      4      32
Reductions for tax positions of prior years................    (33)    (51)
Additions for tax positions of current year................    120      52
Reductions for tax positions of current year...............    (12)     --
Settlements with tax authorities...........................   (135)   (171)
Lapses of statutes of limitations..........................     (6)     (4)
                                                             -----   -----
Balance as of end of the period............................  $ 593   $ 655
                                                             =====   =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million increase, from the date of adoption, in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, the $73 million resulting from IRS settlements was reclassified to current income tax payable and will be paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million has been reclassified to current income tax payable and the remaining $1 million reduced interest expense. Of the $73 million reclassified to current income tax payable, $4 million was paid in 2008 and the remainder of $69 million will be paid in 2009.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $104 million and $113 million, respectively, related to the separate account DRD.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment, and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2008.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. Metropolitan Life Insurance Company, MetLife, Inc., and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class action seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court has certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. Pursuant to the court's order, plaintiffs have given notice to the class of the pendency of this action. Defendants' motion for summary judgment is pending.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and MetLife, Inc., plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has directed the manner and form of notice to the class, but plaintiffs have not yet distributed the notice. Metropolitan Life Insurance Company and MetLife, Inc. have moved for summary judgment, and plaintiffs have moved for partial summary judgment. The court heard oral argument on the parties' motions for summary judgment on September 19, 2008.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   74,027    79,717    87,070
Number of new claims during the year.............    5,063     7,161     7,870
Settlement payments during the year (1)..........  $  99.0   $  28.2   $  35.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies as of September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted as of September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2008.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a minority interest in the electrical generation facility, which is solely operated by the lessee, EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

  Other Litigation

     Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998). This putative class action lawsuit involving sales practices claims was filed against Metropolitan Life Insurance Company in Canada. Plaintiff alleged misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. Pursuant to a judgment dated March 11, 2009, this lawsuit was dismissed.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. On February 10, 2009, the district court granted the Company's motion to dismiss plaintiffs' second amended complaint, dismissing all of plaintiffs' claims except for breach of contract claims. Plaintiffs had been provided with an opportunity to re-plead the dismissed claims by February 26, 2009. Since plaintiffs never amended these claims, they were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Insurance Company v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company customers and recruit Metropolitan Life Insurance Company financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. Park Avenue Securities may appeal the award.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In January and May 2008, the court issued orders granting the defendants' motion to dismiss in part, dismissing all of plaintiffs' claims except for claims under the Investment Advisers Act. Defendants' motion to dismiss claims under the Investment Advisers Act was denied. The Company will vigorously defend against the remaining claims in this matter.

     Sales Practices Claims. Over the past several years, Metropolitan Life Insurance Company, New England and GALIC have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2008, there were approximately 125 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, GALIC, MetLife Securities, Inc. and Walnut Street Securities.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                               2008      2007
                                                               ----      ----
                                                                (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.....   $37       $24
  Premium tax offsets currently available for paid
     assessments.............................................     5         5
                                                                ---       ---
                                                                $42       $29
                                                                ===       ===
Other Liabilities:
  Insolvency assessments.....................................   $57       $41
                                                                ===       ===



     Assessments levied against the Company were $2 million, less than $1 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2009...............................................   $390       $12      $  189
2010...............................................   $347       $ 8      $  190
2011...............................................   $270       $ 8      $  168
2012...............................................   $209       $ 8      $  143
2013...............................................   $170       $ 8      $  129
Thereafter.........................................   $534       $33      $1,061


     During the fourth quarter of 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.9 billion and $2.8 billion at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.2 billion and $3.3 billion at December 31, 2008 and 2007, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $611 million and $667 million at December 31, 2008 and 2007, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2008, the Company recorded $7 million of additional liabilities for guarantees related to certain investment transactions. The term for these guarantees and their associated liabilities varies, with a maximum of 18 years. The maximum potential amount of future payments the Company could be required to pay under these guarantees is $202 million. During the year ended December 31, 2008, the Company reduced $3 million of previously recorded liabilities related to these investment transactions. The Company's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded liability was $4 million at December 31, 2008 for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     See Note 4 for further disclosures related to credit default swap obligations.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $49 million for the year ended December 31, 2008.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($8) million for the year ended December 31, 2008.

     As described more fully in Note 1, effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement benefit plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption.

     The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                 DECEMBER 31, 2006
                                                 -------------------------------------------------
                                                              ADDITIONAL
                                                                MINIMUM
                                                     PRE        PENSION   ADOPTION OF      POST
                                                   SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                            ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
-----------------------------------------------  -----------  ----------  -----------  -----------
                                                                   (IN MILLIONS)
Other assets: Prepaid pension benefit cost.....     $1,878       $ --       $  (999)     $   879
Other assets: Intangible asset.................     $   12        (12)           --      $    --
Other liabilities: Accrued pension benefit
  cost.........................................     $ (474)       (14)          (66)     $  (554)
Other liabilities: Accrued other postretirement
  benefit plan cost............................     $ (688)        --           (96)     $  (784)
                                                                 ----       -------
  Subtotal.....................................                   (26)       (1,161)
Net liability of subsidiary held-for-sale......                    --           (17)
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  before income tax:
Defined benefit plans..........................     $  (66)       (26)       (1,178)     $(1,270)
Minority interest..............................                    --             8
Deferred income tax............................                     8           421
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  net of income tax:
Defined benefit plans..........................     $  (41)      $(18)      $  (749)     $  (808)
                                                                 ====       =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                DECEMBER 31,
                                                     ---------------------------------
                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                      2008     2007     2008     2007
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year............  $5,668   $5,854   $1,581   $2,043
  Service cost.....................................     159      158       20       26
  Interest cost....................................     375      348      101      102
  Plan participants' contributions.................      --       --       31       31
  Net actuarial (gains) losses.....................     139     (383)      19     (464)
  Change in benefits...............................       1       39       --       --
  Prescription drug subsidy........................      --       --       10       13
  Benefits paid....................................    (349)    (348)    (146)    (170)
                                                     ------   ------   ------   ------
Benefit obligation at end of year..................   5,993    5,668    1,616    1,581
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of year.....   6,467    6,228    1,181    1,169
  Actual return on plan assets.....................    (943)     539     (149)      58
  Employer contribution............................     341       48        1        1
  Benefits paid....................................    (349)    (348)     (23)     (47)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,516    6,467    1,010    1,181
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets.....................................  $  208   $1,382   $   --   $   --
  Other liabilities................................    (685)    (583)    (606)    (400)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses.....................  $2,196   $  633   $  146   $ (112)
  Prior service cost (credit)......................      44       63     (157)    (194)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss....  $2,240   $  696   $  (11)  $ (306)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                             DECEMBER 31,
                                          -------------------------------------------------
                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                           2008     2007     2008    2007    2008     2007
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets
  (principally Company contracts).......  $5,516   $6,467   $  --   $  --   $5,516   $6,467
Aggregate projected benefit obligation..   5,308    5,085     685     583    5,993    5,668
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  208   $1,382   $(685)  $(583)  $ (477)  $  799
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,583 million and $5,256 million at December 31, 2008 and 2007, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Projected benefit obligation................................  $685      $583
Accumulated benefit obligation..............................  $577      $508
Fair value of plan assets...................................  $ --      $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2008     2007     2008     2007
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Projected benefit obligation.................   $685     $583    $1,616   $1,581
Fair value of plan assets....................   $ --     $ --    $1,010   $1,181

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------
                                                                                 OTHER
                                                     PENSION                POSTRETIREMENT
                                                    BENEFITS                   BENEFITS
                                            ------------------------   ------------------------
                                             2008     2007     2006     2008     2007     2006
                                            ------   ------   ------   ------   ------   ------
                                                               (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $  159    $ 158    $ 155    $ 20     $  26    $ 35
  Interest cost...........................     375      348      328     101       102     116
  Expected return on plan assets..........    (517)    (501)    (447)    (88)      (87)    (80)
  Amortization of net actuarial (gains)
     losses...............................      24       68      131      --        --      21
  Amortization of prior service cost
     (credit).............................      15       17        7     (36)      (36)    (37)
                                            ------   ------   ------   ------   ------   ------
     Net periodic benefit cost............      56       90    $ 174      (3)        5    $ 55
                                                              ======                     ======
     Net periodic benefit cost of
       subsidiary held-for-sale...........      --        4               --         1
                                            ------   ------            ------   ------
                                                56       94               (3)        6
                                            ------   ------            ------   ------
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............   1,563     (424)             258      (440)
  Prior service cost (credit).............     (19)      40               37        --
  Amortization of net actuarial (gains)
     losses...............................     (24)     (68)              --        --
  Amortization of prior service cost
     (credit).............................     (15)     (17)              36        36
                                            -- ---    -----             ----     -----
     Total recognized in other
       comprehensive income (loss)........   1,505     (469)             331      (404)
                                            -- ---    -----             ----     -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $1,561    $(375)            $328     $(398)
                                            ======   ======            ======   ======



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $9 million, respectively.

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $10 million and ($36) million, respectively.

     In 2004, the Company adopted the guidance in FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance, beginning of year...........................  $299   $328   $298
  Service cost.........................................     5      7      6
  Interest cost........................................    20     19     19
  Net actuarial gains (losses).........................     3    (42)    15
  Prescription drug subsidy............................   (10)   (13)   (10)
                                                         ----   ----   ----
     Balance, end of year..............................  $317   $299   $328
                                                         ====   ====   ====




                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost..........................................   $ 5       $ 7       $ 6
  Interest cost.........................................    20        19        19
  Amortization of net actuarial gains (losses)..........    --         5        30
                                                           ---       ---       ---
     Total reduction in net periodic benefit cost.......   $25       $31       $55
                                                           ===       ===       ===



     The Company received subsidies of $12 million and $10 million for the years ended December 31, 2008 and 2007, respectively.

  ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                       DECEMBER 31,
                                       -------------------------------------------
                                                                     OTHER
                                             PENSION             POSTRETIREMENT
                                             BENEFITS               BENEFITS
                                       -------------------   ---------------------
                                          2008       2007      2008         2007
                                       ---------   -------   --------     --------
Weighted average discount rate.......    6.60%      6.65%      6.62%        6.65%
Rate of compensation increase........  3.5%-7.5%   4.0%-8%      N/A          N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                ---------------------------------------------------------
                                                                  OTHER POSTRETIREMENT
                                      PENSION BENEFITS                  BENEFITS
                                ---------------------------   ---------------------------
                                  2008      2007      2006      2008      2007      2006
                                -------   -------   -------   -------   -------   -------
Weighted average discount
  rate........................   6.65%     6.00%     5.80%      6.65%     6.00%     5.79%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.25%      7.33%     7.48%     7.42%
Rate of compensation
  increase....................  3.5%-8%   4.0%-8%   4.0%-8%      N/A       N/A       N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2009 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2008                             2007
                                ------------------------------   ------------------------------
Pre-Medicare eligible claims..  8.8% down to 5.8% in 2018 and    8.5% down to 5% in 2014 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%
Medicare eligible claims......  8.8% down to 5.8% in 2018 and    10.5% down to 5% in 2018 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................      $ 6           $ (6)
Effect of accumulated postretirement benefit
  obligation.........................................      $76           $(86)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $6,451 million and $7,565 million at December 31, 2008 and 2007, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $42 million, $47 million and $48 million for the years ended December 31, 2008, 2007 and 2006, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were ($1,090) million, $603 million and $818 million for the years ended December 31, 2008, 2007 and 2006, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
ASSET CATEGORY
Equity securities..................................    28%    38%    27%      37%
Fixed maturity securities..........................    51     44     71       58
Other (Real Estate and Alternative Investments)....    21     18      2        5
                                                      ---    ---    ---      ---
  Total............................................   100%   100%   100%     100%
                                                      ===    ===    ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2009 are as follows:

                                                        PENSION    OTHER
                                                        -------   -------
ASSET CATEGORY
Equity securities.....................................  25%-45%   30%-45%
Fixed maturity securities.............................  35%-55%   55%-85%
Other (Real Estate and Alternative Investments).......   5%-32%    0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2008 or 2007. No contributions will be required for 2009. The Company made discretionary contributions of $286 million to the qualified pension plans during the year ended December 31, 2008 and did not make discretionary contributions for the year ended December 31, 2007. The Company expects to make additional discretionary contributions of $143 million in 2009.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $41 million and $48 million for the years ended December 31, 2008 and 2007, respectively. These payments are expected to be at approximately the same level in 2009.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $146 million and $170 million for the years ended December 31, 2008 and 2007, respectively.

     The Company expects to make contributions of $118 million, net of participant's contributions, toward the other postretirement plan obligations in 2009. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                              OTHER POSTRETIREMENT
                                                                    BENEFITS
                                                          ---------------------------
                                                                  PRESCRIPTION
                                                PENSION               DRUG
                                               BENEFITS   GROSS     SUBSIDIES     NET
                                               --------   -----   ------------   ----
                                                            (IN MILLIONS)
2009.........................................   $  379     $133       $ (15)     $118
2010.........................................   $  393     $138       $ (16)     $122
2011.........................................   $  402     $144       $ (16)     $128
2012.........................................   $  418     $148       $ (17)     $131
2013.........................................   $  431     $152       $ (18)     $134
2014-2018....................................   $2,368     $836       $(107)     $729


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $63 million, $66 million and $71 million for the years ended December 31, 2008, 2007 and 2006, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the year ended December 31, 2008, MetLife, Inc. contributed and paid $4 million in the form of line of credit fees on the Company's behalf.

     During the year ended December, 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 7.

     On December 12, 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, MetLife, Inc. contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, MetLife, Inc. contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife, Inc. Immediately following the sale, MetLife, Inc. merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, MetLife, Inc. contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with MetLife, Inc., the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the Long-Term Performance Compensation Plan ("LTPCP"), as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,584,119 at December 31, 2008. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2008, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 55,654,550.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     MetLife, Inc. allocated 89%, 88% and 90% of stock-based compensation to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $108 million, $128 million and $130 million, and income tax benefits of $38 million, $45 million and $46 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2008 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2008 of $34.86 and December 31, 2007 of $61.62, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2008.........   24,362,746         $38.85            6.18           $555
                                                             ======            ====           ====
  Granted..............................    3,464,075         $59.48
  Exercised............................   (1,372,254)        $32.76
  Cancelled/Expired....................     (142,145)        $44.62
  Forfeited............................     (219,330)        $51.44
                                          ----------
Outstanding at December 31, 2008.......   26,093,092         $41.75            5.73           $ --
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2008.................................   25,503,025         $41.38            5.66           $ --
                                          ==========         ======            ====           ====
Exercisable at December 31, 2008.......   19,405,732         $35.84            4.80           $ --
                                          ==========         ======            ====           ====



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2008          2007          2006
                                               -----------   -----------   -----------
Dividend yield...............................     1.21%         0.94%         1.04%
Risk-free rate of return.....................  1.91%-7.21%   4.30%-5.32%   4.17%-4.96%
Expected volatility..........................     24.85%        19.54%        22.00%
Exercise multiple............................      1.73          1.66          1.52
Post-vesting termination rate................     3.05%         3.66%         4.09%
Contractual term (years).....................       10            10            10
Expected life (years)........................       6             6             6
Weighted average exercise price of stock
  options granted............................     $59.47        $62.86        $50.21
Weighted average fair value of stock options
  granted....................................     $17.51        $17.76        $13.84


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $44 million, $49 million and $51 million related to Stock Options was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $43 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.81 years. The Company's allocated portion of Stock Option expense was 88%.

     MetLife, Inc. allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $12 million, $41 million, and $22 million of such tax benefits for the years ended December 31, 2008, 2007, and 2006, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of MetLife, Inc.'s performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of MetLife, Inc.'s common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following is a summary of Performance Share activity for the year ended December 31, 2008:

                                                                     WEIGHTED AVERAGE
                                                                        GRANT DATE
                                                PERFORMANCE SHARES      FAIR VALUE
                                                ------------------   ----------------
Outstanding at January 1, 2008................       2,690,125            $48.39
Granted.......................................         954,075            $57.17
Forfeited.....................................         (89,125)           $57.43
Paid..........................................        (968,425)           $36.87
                                                     ---------
Outstanding at December 31, 2008..............       2,586,650            $55.63
                                                     =========
Performance Shares expected to vest at
  December 31, 2008...........................       2,535,784            $55.56
                                                     =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2008, the three year performance period for the 2006 Performance Share grants was completed. Included in the immediately preceding table are 812,975 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2009 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $64 million, $79 million and $67 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.65 years. The Company's allocated portion of Performance Share expense was 90%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on MetLife, Inc.'s common stock over the three-year performance period, subject to limited further adjustment approved by MetLife, Inc.'s Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of MetLife, Inc.'s common stock, as approved by MetLife, Inc.'s Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2008, 2007 and 2006.

     A portion of each Opportunity Award under the LTPCP was settled in shares of MetLife, Inc.'s common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of MetLife, Inc.'s

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of its common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of MetLife, Inc.'s common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2008 and 2007. Compensation expense of $12 million related to LTPCP Opportunity Awards was allocated to the Company for the year ended December 31, 2006.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was ($338) million, $2.1 billion and $1.0 billion for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Department, was $11.6 billion and $13.0 billion at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2009 without prior regulatory approval is $552 million.

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. During the year ended December 31, 2008, NELICO paid a common stockholder dividend of $94 million. During the year ended December 31, 2007, NELICO did not pay any common stockholder dividends. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2009 without prior regulatory approval is $19 million.

     For the years ended December 31, 2008, 2007 and 2006, Metropolitan Life Insurance Company received dividends from subsidiaries of $48 million, $60 million and $34 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                     YEARS ENDED DECEMBER 31,
                                                ---------------------------------
                                                   2008        2007        2006
                                                ---------   ---------   ---------
                                                          (IN MILLIONS)
Holding gains (losses) on investments arising
  during the year.............................   $(18,165)    $(499)      $(926)
Income tax effect of holding gains (losses)...      6,273        221        324
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current year income...................      1,214      (173)        403
  Amortization of premiums and accretion of
     discounts associated with investments....       (504)     (493)       (443)
Income tax effect.............................       (245)       293         14
Allocation of holding losses on investments
  relating to other policyholder amounts......      3,592        532        792
Income tax effect of allocation of holding
  losses to other policyholder amounts........     (1,231)     (235)       (277)
Unrealized investment loss on dividend of
  interests in subsidiary.....................         69         --         --
Deferred income tax on unrealized investment
  loss on dividend of interests in
  subsidiary..................................        (46)        --         --
                                                 --------   ---------   ---------
Net unrealized investment gains (losses), net
  of income tax...............................     (9,043)     (354)       (113)
Foreign currency translation adjustment.......       (140)       139          7
Minimum pension liability adjustment, net of
  income tax..................................         --         --        (18)
Defined benefit plan adjustment, net of income
  tax.........................................     (1,153)       524         --
                                                 --------   ---------   ---------
Other comprehensive income (loss).............   $(10,336)    $  309      $(124)
                                                 ========   =========   =========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $2,616   $2,693   $2,661
Commissions.........................................     914      827      790
Interest and debt issue costs.......................     226      289      244
Interest costs related to funds withheld on ceded
  reinsurance.......................................     911       --       --
Amortization of DAC and VOBA........................   1,081      643      583
Capitalization of DAC...............................    (901)    (886)    (936)
Rent, net of sublease income........................     363      282      259
Minority interest...................................       4       85       14
Insurance tax.......................................     289      297      305
Other...............................................   1,079      897    1,176
                                                      ------   ------   ------
  Total other expenses..............................  $6,582   $5,127   $5,096
                                                      ======   ======   ======



  Amortization and Capitalization of DAC and VOBA

     See Note 5 for deferred acquisition costs by segment and a rollforward of deferred acquisition costs including impacts of amortization and capitalization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.

  Interest and Debt Issue Costs

     See Notes 10 and 11 for attribution of interest expense by debt issuance.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Affiliated Expenses

     See Notes 8 and 20 for description of affiliated expenses included within other expenses.

  Restructuring Charges

     MetLife Inc. has initiated an enterprise-wide cost reduction and revenue enhancement initiative. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. During the third quarter of 2008, overall severance related restructuring charge of $58 million associated with the termination of certain employees was allocated to the Company in connection with this enterprise-wide initiative. During the fourth quarter of 2008, further severance related restructuring costs of $9 million offset by a $6 million reduction to its third quarter restructuring charge attributable to lower than anticipated costs for variable incentive compensation and for employees whose severance status changed was allocated to the Company. Total restructuring charges incurred in connection with this enterprise-wide initiative during the year ended December 31, 2008 were $61 million and were reflected within Corporate & Other. Estimated restructuring costs may change as management

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


continues to execute its restructuring plans. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2008
                                                            -----------------
                                                              (IN MILLIONS)
Balance as of beginning of the period.....................         $--
     Severance charges....................................          67
     Change in severance charge estimates.................          (6)
                                                                   ---
Balance as of end of the period...........................         $61
                                                                   ===
Total restructuring charges incurred......................         $61
                                                                   ===



     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the years ended December 31, 2009 and 2010. However, such restructuring plans are not sufficiently developed to enable MetLife Inc. to make an estimate of such restructuring charges at December 31, 2008.

17.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. Subsequent to the disposition of RGA and the elimination of the Reinsurance segment as described in Notes 2 and 18, the Company's business is divided into two operating segments: Institutional and Individual, as well as Corporate & Other. These segments are managed separately because they provide different products and services, require different strategies and have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues and certain reinsurance agreements with affiliates. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. The operations of RGA are also reported in Corporate & Other as discontinued operations. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2008, 2007 and 2006. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                                             CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2008              INSTITUTIONAL  INDIVIDUAL     OTHER       TOTAL
------------------------------------              -------------  ----------  -----------  --------
                                                                    (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums........................................     $ 14,351     $  4,083     $    10    $ 18,444
Universal life and investment-type product
  policy fees...................................          844        1,441          --       2,285
Net investment income...........................        6,189        5,047        (114)     11,122
Other revenues..................................          764          152         966       1,882
Net investment gains (losses)...................          643          634       2,195       3,472
                                                     --------     --------     -------    --------
     Total revenues.............................       22,791       11,357       3,057      37,205
                                                     --------     --------     -------    --------
EXPENSES
Policyholder benefits and claims................       15,537        5,147          15      20,699
Interest credited to policyholder account
  balances......................................        2,136        1,038           7       3,181
Policyholder dividends..........................           --        1,709           7       1,716
Other expenses..................................        2,306        2,737       1,539       6,582
                                                     --------     --------     -------    --------
  Total expenses................................       19,979       10,631       1,568      32,178
                                                     --------     --------     -------    --------
Income from continuing operations before
  provision for income tax......................        2,812          726       1,489       5,027
Provision for income tax........................          968          233         450       1,651
                                                     --------     --------     -------    --------
Income from continuing operations...............        1,844          493       1,039       3,376
Income (loss) from discontinued operations, net
  of income tax.................................            3            4        (296)       (289)
                                                     --------     --------     -------    --------
Net income......................................     $  1,847     $    497     $   743    $  3,087
                                                     ========     ========     =======    ========
BALANCE SHEET:
Total assets....................................     $166,594     $132,527     $35,098    $334,219
DAC and VOBA....................................     $  1,005     $  9,861     $     5    $ 10,871
Separate account assets.........................     $ 45,514     $ 26,745     $    --    $ 72,259
Policyholder liabilities........................     $109,199     $ 88,050     $   748    $197,997
Separate account liabilities....................     $ 45,514     $ 26,745     $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                           CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2007          INSTITUTIONAL   INDIVIDUAL      OTHER        TOTAL
------------------------------------          -------------   ----------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums....................................     $ 12,358      $  4,073      $     4     $ 16,435
Universal life and investment-type product
  policy fees...............................          763         1,483           --        2,246
Net investment income.......................        6,664         5,552          366       12,582
Other revenues..............................          712           152           70          934
Net investment gains (losses)...............         (269)          (81)          63         (287)
                                                 --------      --------      -------     --------
     Total revenues.........................       20,228        11,179          503       31,910
                                                 --------      --------      -------     --------
EXPENSES
Policyholder benefits and claims............       13,332         4,924           19       18,275
Interest credited to policyholder account
  balances..................................        2,451         1,064           --        3,515
Policyholder dividends......................           --         1,685            2        1,687
Other expenses..............................        2,391         2,290          446        5,127
                                                 --------      --------      -------     --------
  Total expenses............................       18,174         9,963          467       28,604
                                                 --------      --------      -------     --------
Income from continuing operations before
  provision (benefit) for income tax........        2,054         1,216           36        3,306
Provision (benefit) for income tax..........          699           431          (76)       1,054
                                                 --------      --------      -------     --------
Income from continuing operations...........        1,355           785          112        2,252
Income from discontinued operations, net of
  income tax................................           10            --          170          180
                                                 --------      --------      -------     --------
Net income..................................     $  1,365      $    785      $   282     $  2,432
                                                 ========      ========      =======     ========
BALANCE SHEET:
Total assets................................     $170,540      $167,257      $36,580     $374,377
DAC and VOBA................................     $    907      $  7,715      $     6     $  8,628
Separate account assets.....................     $ 49,577      $ 40,143      $   (17)    $ 89,703
Policyholder liabilities....................     $ 95,499      $ 86,065      $   506     $182,070
Separate account liabilities................     $ 49,577      $ 40,143      $   (17)    $ 89,703

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                            CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006           INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------------------           -------------   ----------   -----------   -------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums.....................................     $11,801        $ 4,129       $   6      $15,936
Universal life and investment-type product
  policy fees................................         750          1,433          --        2,183
Net investment income........................       5,810          5,480         228       11,518
Other revenues...............................         677            114          42          833
Net investment gains (losses)................        (348)          (394)        (92)        (834)
                                                  -------        -------    -----------   -------
     Total revenues..........................      18,690         10,762         184       29,636
                                                  -------        -------    -----------   -------
EXPENSES
Policyholder benefits and claims.............      12,918          4,712          17       17,647
Interest credited to policyholder account
  balances...................................       1,944          1,049          --        2,993
Policyholder dividends.......................          --          1,669           2        1,671
Other expenses...............................       2,483          2,213         400        5,096
                                                  -------        -------    -----------   -------
  Total expenses.............................      17,345          9,643         419       27,407
                                                  -------        -------    -----------   -------
Income (loss) from continuing operations
  before provision (benefit) for income tax..       1,345          1,119        (235)       2,229
Provision (benefit) for income tax...........         443            400        (286)         557
                                                  -------        -------    -----------   -------
Income from continuing operations............         902            719          51        1,672
Income from discontinued operations, net of
  income tax.................................          45             19         190          254
                                                  -------        -------    -----------   -------
Net income...................................     $   947        $   738       $ 241      $ 1,926
                                                  =======        =======    ===========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2008, 2007 and 2006. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2008      2007      2006
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Investment income......................................   $ 6       $16      $ 35
Investment expense.....................................    (3)       (6)      (16)
Net investment gains (losses)..........................     8         7        91
                                                          ---       ---      ----
  Total revenues.......................................    11        17       110
Provision for income tax...............................     4         8        38
                                                          ---       ---      ----
Income from discontinued operations, net of income
  tax..................................................   $ 7       $ 9      $ 72
                                                          ===       ===      ====



     The carrying value of real estate related to discontinued operations was $1 million and $39 million at December 31, 2008 and 2007, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Net investment income
  Institutional.......................................   $ 4       $ 8       $15
  Individual..........................................    (1)       --         4
  Corporate & Other...................................    --         2        --
                                                         ---       ---       ---
     Total net investment income......................   $ 3       $10       $19
                                                         ===       ===       ===
Net investment gains (losses)
  Institutional.......................................   $ 2       $ 7       $58
  Individual..........................................     6        --        23
  Corporate & Other...................................    --        --        10
                                                         ---       ---       ---
     Total net investment gains (losses)..............   $ 8       $ 7       $91
                                                         ===       ===       ===



  OPERATIONS

     As more fully described in Note 2, on September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the dividend of interests in RGA, the Reinsurance segment was eliminated. (See also Note 17). RGA's assets and liabilities were reclassified to assets and liabilities of subsidiaries held-for-sale and its operating results were reclassified to discontinued operations for all periods presented. Interest on economic capital associated with the Reinsurance segment has been reclassified to the continuing operations of Corporate & Other.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amounts related to the operations and financial position of RGA that have been reflected as discontinued operations in the consolidated statements of income:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Premiums............................................  $3,535   $4,910   $4,348
Net investment income...............................     597      908      781
Other revenues......................................      69       77       66
Net investment gains (losses).......................    (249)    (177)       7
                                                      ------   ------   ------
  Total revenues....................................   3,952    5,718    5,202
                                                      ------   ------   ------
Policyholder benefits and claims....................   2,989    3,989    3,490
Interest credited to policyholder account balances..     108      262      254
Other expenses......................................     699    1,226    1,227
                                                      ------   ------   ------
  Total expenses....................................   3,796    5,477    4,971
                                                      ------   ------   ------
Income before provision for income tax..............     156      241      231
Provision for income tax............................      53       84       81
                                                      ------   ------   ------
Income from discontinued operations, net of income
  tax...............................................     103      157      150
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.....................    (398)      --       --
                                                      ------   ------   ------
Income (loss) from discontinued operations, net of
  income tax........................................  $ (295)  $  157   $  150
                                                      ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2007
                                                            -----------------
                                                              (IN MILLIONS)
Fixed maturity securities.................................       $ 9,398
Equity securities.........................................           137
Mortgage and consumer loans...............................           832
Policy loans..............................................         1,059
Short-term investments....................................            75
Other invested assets.....................................         4,897
                                                                 -------
  Total investments.......................................        16,398
Cash and cash equivalents.................................           404
Accrued investment income.................................            78
Premiums and other receivables............................         1,440
Deferred policy acquisition costs and VOBA................         3,513
Goodwill..................................................            96
Other assets..............................................            91
Separate account assets...................................            17
                                                                 -------
  Total assets held-for-sale..............................       $22,037
                                                                 =======
Future policy benefits....................................       $ 6,159
Policyholder account balances.............................         6,657
Other policyholder funds..................................         2,297
Long-term debt............................................           528
Collateral financing arrangements.........................           850
Junior subordinated debt securities.......................           399
Shares subject to mandatory redemption....................           159
Current income tax payable................................            33
Deferred income tax liability.............................           941
Other liabilities.........................................         1,918
Separate account liabilities..............................            17
                                                                 -------
  Total liabilities held-for-sale.........................       $19,958
                                                                 =======



     The operations of RGA include direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million, $185 million and $183 million and ceded amounts that reduced policyholder benefits and claims by $90 million, $185 million and $147 million for the years ended December 31, 2008, 2007 and 2006, respectively, that have not been eliminated as these transactions are expected to continue after the RGA disposition. Related amounts included in the Company's consolidated balance sheets include assets totaling $739 million, and liabilities totaling $463 million at December 31, 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. Under the terms of the sale agreement, the Company had an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price was also subject to reduction over five years, depending on retention of certain Company-related business. In the second quarter of 2008, the Company paid $3 million, net of income tax, of which $2 million was accrued in the fourth quarter of 2007, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received a payment of $30 million, net of income tax, in the second quarter of 2006 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The following table presents the amounts related to operations of SSRM that have been reflected as discontinued operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Revenues.............................................      $--       $--       $--
Expenses.............................................       --        --        --
                                                           ---       ---       ---
Income from discontinued operations before provision
  for income tax.....................................       --        --        --
Provision for income tax.............................       --        --        --
Net investment gain (loss), net of income tax........       (1)       14        32
                                                           ---       ---       ---
Income from discontinued operations, net of income
  tax................................................      $(1)      $14       $32
                                                           ===       ===       ===



19.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $152,266    $152,266
  Equity securities.............................             $  4,167    $  4,167
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 39,180    $ 39,720
  Policy loans..................................             $  7,677    $  7,677
  Short-term investments........................             $    603    $    603
  Cash and cash equivalents.....................             $  1,927    $  1,927
  Accrued investment income.....................             $  2,451    $  2,451
  Assets of subsidiaries held-for-sale..........             $ 11,983    $ 11,992
Liabilities:
  Policyholder account balances.................             $ 70,586    $ 70,913
  Short-term debt...............................             $    357    $    357
  Long-term debt................................             $  2,687    $  2,763
  Payables for collateral under securities
     loaned and other transactions..............             $ 28,952    $ 28,952
  Liabilities of subsidiaries held-for-sale.....             $  6,915    $  6,044
Commitments: (1)
  Mortgage loan commitments.....................   $3,272    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)


--------

   (1) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage and Consumer Loans, Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans, and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Short-term and Long-term Debt -- The estimated fair values of short-term and long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Assets and Liabilities of Subsidiaries Held-For-Sale -- The carrying values of assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the table above in previous periods but have been reclassified to this caption to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale have been determined on a basis consistent with similar instruments as described herein.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $122,229    $122,229
  Equity securities.............................             $  2,298    $  2,298
  Trading securities............................             $    277    $    277
  Mortgage and consumer loans, net..............             $ 42,105    $ 41,110
  Policy loans..................................             $  7,881    $  9,675
  Real estate joint ventures (1)................             $     67    $     75
  Other limited partnership interests (1).......             $  1,697    $  2,008
  Short-term investments........................             $  7,598    $  7,598
  Other invested assets: (1)
     Derivative assets..........................   $71,514   $  6,646    $  6,646
     Other......................................             $    875    $    691
  Cash and cash equivalents.....................             $ 10,279    $ 10,279
  Accrued investment income.....................             $  2,079    $  2,079
  Premiums and other receivables (1)............             $ 17,856    $ 18,088
  Separate account assets.......................             $ 72,259    $ 72,259
  Net embedded derivatives within asset host
     contracts (2)..............................             $    797    $    797
Liabilities:
  Policyholder account balances (1).............             $ 70,799    $ 66,232
  Short-term debt...............................             $    414    $    414
  Long-term debt (1)............................             $  2,684    $  1,995
  Payables for collateral under securities
     loaned and other transactions..............             $ 18,649    $ 18,649
  Other liabilities: (1)
     Derivative liabilities.....................   $35,219   $  2,521    $  2,521
     Trading liabilities........................             $     57    $     57
     Other......................................             $ 16,163    $ 16,163
  Separate account liabilities (1)..............             $ 26,214    $ 26,214
  Net embedded derivatives within liability host
     contracts (2)..............................             $   (988)   $   (988)
Commitments: (3)
  Mortgage loan commitments.....................   $ 2,191   $     --    $   (114)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also include embedded derivatives of ($72) million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage and Consumer Loans -- The Company originates mortgage and consumer loans principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage and consumer loans is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk. Certain mortgage and consumer loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Other limited partnerships and real estate joint ventures included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheet represents investments in real estate or real estate joint ventures and other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, investments in tax credit partnerships, joint venture investments, loans to affiliates and funds withheld at interest. Leveraged leases, investments in tax credit partnerships and joint venture investments, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     For funds withheld at interest, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash and Cash Equivalents -- Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair values approximate their carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Other Assets -- Other assets in the consolidated balance sheet is principally comprised of prepaid expenses, amounts held under corporate owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported net assets values provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include guaranteed interest contracts, certain funding arrangements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheet as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of funds withheld at interest related to certain ceded reinsurance; embedded derivatives within these funds withheld at interest related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; interest and dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The fair value of the embedded derivatives within funds withheld at interest related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding arrangements related to institutional group life contracts; and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders, certain affiliated ceded reinsurance contracts related to such variable annuity riders, certain guaranteed interest contracts with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain guaranteed interest contracts is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their guaranteed interest contract host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded derivatives within funds withheld at interest liabilities related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2008
                                           ------------------------------------------------------------------
                                              FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                           -----------------------------------------------------
                                            QUOTED PRICES IN
                                           ACTIVE MARKETS FOR                        SIGNIFICANT
                                            IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                             AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                                (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                           ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities..............        $    --             $ 38,663          $ 5,089      $ 43,752
  Residential mortgage-backed
     securities..........................             --               22,680              373        23,053
  Foreign corporate securities...........             --               16,857            3,367        20,224
  U.S. Treasury/agency securities........          7,427                8,461               48        15,936
  Commercial mortgage-backed securities..             --                8,939              138         9,077
  Asset-backed securities................             --                4,824            1,487         6,311
  Foreign government securities..........             --                2,573              202         2,775
  State and political subdivision
     securities..........................             --                1,025               76         1,101
                                                 -------             --------          -------      --------
     Total fixed maturity securities.....          7,427              104,022           10,780       122,229
                                                 -------             --------          -------      --------
Equity securities:
  Common stock...........................            238                  994               59         1,291
  Non-redeemable preferred stock.........             --                   89              918         1,007
                                                 -------             --------          -------      --------
     Total equity securities.............            238                1,083              977         2,298
                                                 -------             --------          -------      --------
  Trading securities.....................             --                  161              116           277
  Short-term investments (1).............          6,812                  695               75         7,582
  Derivative assets (2)..................              2                6,505              139         6,646
  Net embedded derivatives within asset
     host contracts (3)..................             --                   --              797           797
  Separate account assets (4)............         39,767               31,006            1,486        72,259
                                                 -------             --------          -------      --------
     Total assets........................        $54,246             $143,472          $14,370      $212,088
                                                 =======             ========          =======      ========
LIABILITIES
  Derivative liabilities (2).............        $    58             $  2,305          $   158      $  2,521
  Net embedded derivatives within
     liability host contracts (3)........             --                  (83)            (905)         (988)
  Trading liabilities (5)................             57                   --               --            57
                                                 -------             --------          -------      --------
     Total liabilities...................        $   115             $  2,222          $  (747)     $  1,590
                                                 =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following tables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($72) million.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities, exchange-traded common stock and certain short-term money market securities. As it relates to derivatives, this level includes financial futures including exchange-traded equity and interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, foreign government securities and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of non-redeemable preferred stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain guaranteed interest contracts.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; commercial mortgage-backed securities; asset backed securities -- including all of those supported by sub-prime mortgage loans; foreign government; U.S. Treasury and agency; and state and political subdivision securities. Equity securities classified as Level 3 securities consist principally of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives this category includes: financial forwards including swap spread locks with maturities which extend beyond

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


             observable periods; equity variance swaps with unobservable volatility inputs or that are priced via independent broker quotations; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotes; equity options with unobservable volatility inputs; and interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans, and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          ---------------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:
                                                              -----------------------------    PURCHASES,
                            BALANCE,     IMPACT OF   BALANCE,                     OTHER          SALES,       TRANSFER IN  BALANCE,
                          DECEMBER 31,   SFAS 157   BEGINNING                 COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    END OF
                              2007     ADOPTION (1) OF PERIOD EARNINGS (2, 3) INCOME (LOSS) SETTLEMENTS (4) OF LEVEL 3 (5)  PERIOD
                          ------------ ------------ --------- --------------- ------------- --------------- -------------- --------
                                                                        (IN MILLIONS)
Fixed maturity
  securities.............    $15,066        $--      $15,066       $ (674)       $(3,763)        $(530)          $681       $10,780
Equity securities........      1,527         --        1,527         (128)          (346)          (54)           (22)          977
Trading securities.......        174         --          174          (26)            --           (32)            --           116
Short-term investments...        149         --          149           (2)            --           (72)            --            75
Net derivatives (6)......        134         (1)         133          (60)            --           (92)            --           (19)
Separate account assets
  (7)....................      1,170         --        1,170          (86)            --           (22)           424         1,486
Net embedded derivatives
  (8)....................         25         30           55        1,631             --            16             --         1,702


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of adoption of SFAS 157 on RGA -- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, results in a total net impact of adoption of SFAS 157 of $13 million as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (9) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in fair value recorded in earnings for Level 3 assets and liabilities:

                                                        TOTAL GAINS AND LOSSES
                                                 ------------------------------------
                                                           CLASSIFICATION OF
                                                  REALIZED/UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN EARNINGS
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  9          $ (683)      $ (674)
Equity securities..............................       --            (128)        (128)
Trading securities.............................      (26)             --          (26)
Short-term investments.........................        1              (3)          (2)
Net derivatives................................       --             (60)         (60)
Net embedded derivatives.......................       --           1,631        1,631


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  5          $ (466)      $ (461)
Equity securities..............................       --            (114)        (114)
Trading securities.............................      (18)             --          (18)
Net derivatives................................       --             (93)         (93)
Net embedded derivatives.......................       --           1,632        1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     At December 31, 2008, the Company held $204 million in mortgage loans which are carried at estimated fair value based on independent broker quotations or, if the loans were in foreclosure or are otherwise determined to be collateral dependent, on the value of the underlying collateral of which $188 million was related to impaired mortgage loans held-for-investment and $16 million to certain mortgage loans held-for-sale. These impaired

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


mortgage loans were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such impaired mortgage loans are net impairments of $56 million for the year ended December 31, 2008.

     At December 31, 2008, the Company held $131 million in cost basis other limited partnership interests which were impaired during the year ended December 31, 2008 based on the underlying limited partnership financial statements. These other limited partnership interests were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such other limited partnerships are impairments of $99 million for the year ended December 31, 2008.

20.  RELATED PARTY TRANSACTIONS

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.2 billion, $2.0 billion and $1.9 billion, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements were $667 million, $574 million and $34 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct their activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements were $815 million, $791 million and $657 million for the years ended December 31, 2008, 2007 and 2006, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues was $17 million for both years ended December 31, 2008 and 2007. There was no revenue received from affiliates related to these agreements for the year ended December 31, 2006. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees was $16 million, $16 million and $17 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net payables to affiliates of $229 million and $116 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
8. See Notes 3, 7 and 10 for discussion of additional related party transactions.

New England Variable Life Separate Account

                            PART C OTHER INFORMATION

ITEM 26. EXHIBITS

(a)          January 31, 1983 Resolution of the Board of Directors of NEVLICO 5

(b)          None

(c)  (i)     Distribution Agreement between NEVLICO and NELESCO 6

     (ii)    Form of Contract between NELICO and its General Agents 5

     (iii)   Form of Contract between NEVLICO and its Agents 6

     (iv)    Commission Schedule for Policies 12

     (v)     Commission Schedule for Executive Advantage 2000 Policies 14

     (vi)    Updated Commission Schedule for Executive Advantage 2000
             Policies 18

     (vii)   Form of contract among NES, NELICO and other broker dealers 3

     (viii)  Forms of Selling Agreement 23

     (ix)    Form of Retail Sales Agreement 27

(d)  (i)     Specimen of Policy 4

     (ii)    Additional Specimen of Policy 13

     (iii)   Riders and Endorsements 8

     (iv)    Additional Riders and Endorsements 5

     (v)     Additional Riders and Endorsements 7

     (vi)    Additional Riders and Endorsements 13

     (vii)   Additional Endorsements 18

     (viii)  Additional Rider and Endorsements 21

(e)  (i)     Specimen of Applications for Policy 4

     (ii)    Additional specimen of Application 9

     (iii)   Enterprise Application for Policies 23

     (iv)    Updated Enterprise Application for Policies 25

(f)  (i)     Amended and restated Articles of Organization of NELICO 2

     (ii)    Amendments to the Amended and restated Articles of Organization 10

     (iii)   Amended and restated By-Laws of NELICO 17

(g)          Reinsurance Agreements 22

(h)  (i)     Participation Agreement among Variable Insurance Products Fund,
             Fidelity Distributors Corporation and New England Variable Life
             Insurance Company 6

     (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company 15

     (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life

             Insurance Company 16

     (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company 16

     (vii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and New England Life Insurance Company 20

     (viii) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 19

     (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/07) 30

      (x) First Amendment to the Participation Agreement with Met Investors Series Trust.

(i)          None

(j)          Net Worth Maintenance Agreement 27

(k)          Opinion and Consent of Marie C. Swift, Esq. 24

(l)          Actuarial Opinion

(m)          Calculation Exhibit

(n)          Consent of Independent Registered Public Accounting Firm

(o)          None

(p)          None

(q)  (i)     Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 28

     (ii)    Second Addendum to Consolidated Memorandum 11

     (iii)   Third Addendum to Consolidated Memorandum 14

(r)  (i)     Powers of Attorney 29


     (ii)    Powers of Attorney for Lisa M. Weber and James J. Reilly 31


----------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

4 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

10 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

11 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

12 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 1999.

13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed March 1, 2000.

14 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 28, 2000.

15 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

16 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement File No. 333-89409, filed February 26, 2001.

17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

18 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 2001.

19 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

20 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

21 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 29, 2002.

22 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 28, 2003.

23 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 28, 2004.

24 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 29, 2004.

25 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 26, 2005.

26 Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

27 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 26, 2006.

28 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 19, 2007.

29 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 20, 2007.

30 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable

     Account's Form N-6 Registration Statement, File No. 333-73676, filed April 22, 2008.

     31 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Accounts Form N-6 Registration Statement, File No. 333-46401, filed April 23, 2008.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address  Positions and Offices with Depositor
-----------------------------------  ------------------------------------
Lisa M. Weber **                     Chairman of the Board, President and Chief
                                     Executive Officer
Michael K. Farrell ***               Director
Gene L. Lunman ****                  Director
William J. Mullaney**                Director
Michael J. Vietri *****              Director
William J. Wheeler **                Director
Joseph J. Prochaska, Jr. **          Executive Vice President and Chief
                                     Accounting Officer
Gwenn L. Carr **                     Senior Vice President and Assistant
                                     Secretary
Alan C. Leland, Jr.*                 Senior Vice President
Eric T. Steigerwalt **               Senior Vice President and Treasurer
Brian Breneman **                    Senior Vice President
William D. Cammarata ******          Senior Vice President
James J. Reilly  *                  Vice President  (Principal Financial
                                     Officer)
Daniel D. Jordan *                   Vice President and Secretary

* The principal business address is MetLife, 501 Boylston Street, Boston, MA 02116.

** The principal business address is MetLife, 1095 Avenue of the Americas, New York, NY 10036

*** The principal office address is MetLife, 10 Park Avenue, Morristown, NJ
07962

**** The principal office address is MetLife, 1300 Hall Boulevard, Bloomfield, CT 06002

***** The principal office address is MetLife, 177 South Commons Drive, Aurora, IL 60504

****** The principal office address is MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2008

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2008. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.


            c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

      2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99924% is owned by MetLife International Holdings, Inc. and 0.00076% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc.
            and 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Australia)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by MetLife Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by MetLife Seguros de Retiro SA.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)


            c)    MetLife Limited (Hong Kong)


U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  i) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            b) Mezzanine Investment Limited Partnership-LG (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      18.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      19.   Bond Trust Account A (MA)

      20.   MetLife Investments Asia Limited (Hong Kong).

      21. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      22. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  i)   GenAmerica Management Corporation (MO)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEX DF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      40.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      41.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      42.   MLIC Asset Holdings, LLC (DE)

      43.   85 Brood Street LLC (CT)

      44.   The Building at 575 LLC (DE)


V.    MetLife Capital Trust III (DE)

W.    MetLife Capital Trust IV (DE)


X.    MetLife Insurance Company of Connecticut (CT)

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Investments Highland Park, LLC (DE)

      5.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      6.    MetLife Canadian Property Ventures LLC (NY)

      7.    Euro TI Investments LLC (DE)

      8.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      9. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      10.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      11.   TIC European Real Estate LP, LLC (DE)

      12.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      13.   Travelers International Investments Ltd. (Cayman Islands)

      14.   Euro TL Investments LLC (DE)

      15.   Corrigan TLP LLC (DE)

      16.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      17. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      18.   Tribeca Distressed Securities, L.L.C. (DE)

      19.   MetLife Investors USA Insurance Comapny (DE)


Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


CC.   SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

DD.   MetLife Capital Trust X (DE)

EE.   Cova Life Management Company (DE)

FF.   MetLife Reinsurance Company of Charleston (SC)

GG.   Federal Flood Certification Corp (TX)

HH.   MetLife Planos Odontologicos Ltda. (Brazil)

II.   Metropolitan Realty Management, Inc. (DE)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

3) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT
----
VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     New England Life Retirement Investment Account
     The New England Variable Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

          Name              Positions and Offices with Principal Underwriter
John J. Brett**          Chairman of the Board
Craig W. Markham *       Director and President
William J. Toppeta ***   Director
Gwenn L. Carr ***        Secretary and Clerk
John G. Martinez **      Vice President and Financial and Operations Principal

Principal Business Address:

* MetLife - 13045 Tesson Ferry Road, St. Louis, MO 63128

** MetLife - 485 E US Highway South, Iselin, NY 08830

*** MetLife- 1095 Avenue of the Americas, New York, NY 10036

       (c)
       (1)                (2)                (3)              (4)           (5)
                                       Compensation on
                   Net Underwriting   Events Occasioning
Name of Principal    Discounts and    the Deduction of a   Brokerage       Other
   Underwriter        Commissions    Deferred Sales Load  Commissions  Compensation
New England
Securities            $37,085,772            --               --           --
Corporation

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY  10166

     (c)  New England Securities Corporation
          501 Boylston Street
          Boston, Massachusetts 02117

ITEM 32. MANAGEMENT SERVICES

     Not applicable

ITEM 33. FEE REPRESENTATION

     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2009.


                                      New England Variable Life Separate Account
                                                     (Registrant)

                                      By: New England Life Insurance Company
                                                     (Depositor)


                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2009.


                                          New England Life Insurance Company


                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 21, 2009.


                                        Chairman of the Board, President and
                                        Chief Executive Officer
                        *
--------------------------------------
Lisa M. Weber

                        *               Director
--------------------------------------
Michael K. Farrell

                        *               Director
--------------------------------------
Gene L. Lunman

                        *               Director
--------------------------------------
William J. Mullaney

                        * Executive Vice President and Chief -------------------------------------- Accounting Officer
Joseph J. Prochaska, Jr.

                        *               Director
--------------------------------------
Michael J. Vietri

                        *               Director
--------------------------------------
William J. Wheeler

                        * Vice President (Principal Financial -------------------------------------- Officer)
James J. Reilly


                                        By: /s/ John E. Connolly, Jr., Esq.
                                            ------------------------------------
                                            John E. Connolly, Jr., Esq.
                                            Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 20, 2007 and with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 23, 2008.

                                  EXHIBIT INDEX

(h)(x) First Amendment to the Participation Agreement with Met Investors Series Trust.

(l)      Actuarial Opinion

(m)      Calculation Exhibit

(n)      Consent of Independent Registered Public Accounting Firm